                                                File under Rule 497(c)
                                                File Nos. 33-05819 and 811-05034

April 29, 2005

PROSPECTUS
AND
APPLICATION

--------------------------------------------------------------------------------
                       Salomon Brothers Asset Management
--------------------------------------------------------------------------------



                                       o All Cap Value Fund
                                       o Balanced Fund
                                       o California Tax Free Bond Fund
                                       o Capital Fund
                                       o Cash Management Fund
                                       o High Yield Bond Fund
                                       o Investors Value Fund
Salomon Brothers                       o Large Cap Growth Fund
                                       o Mid Cap Fund
                                       o National Tax Free Bond Fund
                                       o New York Municipal Money Market Fund
                                       o New York Tax Free Bond Fund
                                       o Short/Intermediate U.S. Government Fund
                                       o Small Cap Growth Fund
                                       o Strategic Bond Fund


[SALOMON BROTHERS ASSET MANAGEMENT LOGO]  The Securities and Exchange Commission
                                          has not approved the funds' shares as
                                          an investment or determined whether
                                          this prospectus is accurate or
                                          complete. Any statement to the
                                          contrary is a crime.

--------------------------------------------------------------------------------
 CONTENTS


            Fund goals, strategies and risks:

                All Cap Value Fund......................................    2
                Balanced Fund...........................................    5
                California Tax Free Bond Fund...........................    9
                Capital Fund............................................   13
                Cash Management Fund....................................   16
                High Yield Bond Fund....................................   19
                Investors Value Fund....................................   23
                Large Cap Growth Fund...................................   26
                Mid Cap Fund............................................   30
                National Tax Free Bond Fund.............................   33
                New York Municipal Money Market Fund....................   37
                New York Tax Free Bond Fund.............................   41
                Short/Intermediate U.S. Government Fund.................   45
                Small Cap Growth Fund...................................   49
                Strategic Bond Fund.....................................   53
            More on the funds' investments and related risks............   57
            Management..................................................   64
            Choosing a share class to buy...............................   72
            Buying shares and exchanging shares.........................   79
            Redeeming shares............................................   81
            Share transactions..........................................   84
            Dividends, distributions and taxes..........................   88
            Financial highlights........................................   91


                                ABOUT THE FUNDS

Equity/Blend Funds           Fixed Income Funds           Money Market Funds
------------------           ------------------           ------------------
All Cap Value Fund           California Tax Free          Cash Management Fund
Balanced Fund                 Bond Fund                   New York Municipal Money
Capital Fund                 High Yield Bond Fund          Market Fund
Investors Value Fund         National Tax Free
Large Cap Growth Fund         Bond Fund
Mid Cap Fund                 New York Tax Free
Small Cap Growth Fund         Bond Fund
                             Short/Intermediate
                              U.S. Government Fund
                             Strategic Bond Fund

An investment in any of the funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ('FDIC') or any other government agency.

                     Salomon Brothers Investment Series - 1

--------------------------------------------------------------------------------
ALL CAP VALUE FUND
FUND GOALS, STRATEGIES AND RISKS


 INVESTMENT              As its primary investment objective, the fund seeks
 OBJECTIVE               long-term growth of capital. Current income is a secondary objective. These objectives may be changed without
                         shareholder approval.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in common stocks and common stock
 STRATEGY                equivalents, such as preferred stocks and securities
                         convertible into common stocks, of companies the manager
                         believes are undervalued in the marketplace. While the
                         manager selects investments primarily for their capital
                         appreciation potential, secondary consideration is given to a company's dividend record and the potential for an
                         improved dividend return. The fund generally invests in
                         securities of large, well-known companies but may also
                         invest a significant portion of its assets in securities of small to medium-sized companies when the manager believes
                         smaller companies offer more attractive value opportunities.
-------------------------------------------------------------------------------------
 HOW THE                 The manager employs a two-step stock selection process in
 MANAGER                 its search for undervalued stocks of temporarily out of
 SELECTS THE             favor companies. First, the manager uses proprietary models
 FUND'S                  and fundamental research to try to identify stocks that are
 INVESTMENTS             underpriced in the market relative to their fundamental
                         value. Next, the manager looks for a positive catalyst in
                         the company's near term outlook which the manager believes will accelerate earnings or improve the value of the
                         company's assets. The manager also emphasizes companies in those sectors of the economy which the manager believes are undervalued relative to other sectors.

                         When evaluating an individual stock, the manager looks for:

                            Low market valuations measured by the manager's valuation
                            models; and

                            Positive changes in earnings prospects because of factors
                            such as:

                              New, improved or unique products and services;
                              New or rapidly expanding markets for the company's
                               products;
                              New management;
                              Changes in the economic, financial, regulatory or
                               political environment particularly affecting the company;
                              Effective research, product development and marketing;
                               and
                              A business strategy not yet recognized by the
                               marketplace.

 PRINCIPAL               Investors could lose money on their investment in the fund,
 RISKS OF                or the fund may not perform as well as other investments, if
 INVESTING IN            any of the following occurs:
 THE FUND                   Stock prices decline generally or stocks perform poorly
 THIS SECTION                relative to other types of investments;
 SUMMARIZES THE FUND'S      The manager's judgment about the attractiveness, value or
 PRINCIPAL INVESTMENT        potential appreciation of a particular stock or sector
 STRATEGIES AND THE          proves to be incorrect;
 PRINCIPAL RISKS            An adverse event, such as negative press reports about a
 OF INVESTING.               company in which the fund invests, depresses the value of
 SEE 'MORE ON                the company's stock;
 THE FUNDS'                 The markets strongly favor growth stocks over stocks with
 INVESTMENTS AND             value characteristics; or
 RELATED RISKS' IN THIS     Small, medium or large capitalization companies fall out
 PROSPECTUS AND THE          of favor with investors.
 STATEMENT OF            Compared to mutual funds that focus only on large
 ADDITIONAL INFORMATION  capitalization companies, the fund's share price may be more
 FOR MORE INFORMATION    volatile because the fund also invests a significant portion
 ABOUT THE FUND'S        of its assets in small and medium capitalization companies.
 INVESTMENTS AND THE     Compared to large companies, small and medium capitalization
 RISKS OF INVESTING      companies are more likely to have:
                            More limited product lines or markets and less mature
                             businesses;
                            Fewer capital resources; and
                            More limited management depth and shorter operating
                             histories.
                         Further, securities of small and medium capitalization
                         companies are more likely to:
                            Experience sharper swings in market values;
                            Be harder to sell at times and at prices the manager
                             believes appropriate; and
                            Offer greater potential for gains and losses.


                               All Cap Value Fund
                     Salomon Brothers Investment Series - 2

                                          [PERFORMANCE GRAPH]

                                       Calendar years
                                           ended       Class O Shares
                                       December 31     % Total Return
                                       -------------   --------------
 PERFORMANCE
 The bar chart indicates the risks of      2002            (29.48)             TOTAL RETURN
 investing in the fund by showing          2003             39.51              The bar chart shows the
 changes in the fund's performance         2004              6.14              performance of the
 from year to year.                                                            fund's Class O shares
 Past performance does not                                                     for each of the
 necessarily indicate how the fund                                             calendar years
 will perform in the future.                                                   indicated. Class A, B,
 QUARTERLY RETURNS: Highest:                                                   C, and Y shares would
 22.96% in 2nd quarter 2003;                                                   have different
 Lowest: (21.86)% in 3rd quarter                                               performance because of
 2002.                                                                         their different
                                                                               expenses. The
                                                                               performance information
                                                                               in the chart does not
                                                                               reflect sales charges,
                                                                               which would reduce your
                                                                               return.






----------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF DISTRIBUTIONS
 AND DIVIDENDS.

-------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2004)
                                                                             Since
                                                              1 Year        Inception*

-------------------------------------------------------------------------
 Class O

   Return Before Taxes                                          6.14%         4.10%

   Return After Taxes on Distributions                          6.09%         4.06%

   Return After Taxes on Distributions and Sale of Fund         3.99%         3.48%
   Shares

-------------------------------------------------------------------------

-------------------------------------------------------------------------
 Other Classes

 Class A                                                      (0.16)%         0.04%

-------------------------------------------------------------------------
 Class B                                                        0.11%         1.27%

 Class C**                                                      4.02%         1.56%

-------------------------------------------------------------------------
 Class Y                                                          ***         ***

-------------------------------------------------------------------------

-------------------------------------------------------------------------
 Russell 3000 Index                                            11.95%         6.53%
 (Reflects no deduction for fees, expenses or taxes)

  * The inception date of Class O shares is October 15, 2001, the inception date of
    Class B shares is November 18, 2001; the inception date of Class C shares is
    January 17, 2002; the inception date of Class A shares is January 25, 2002.
    Returns for the Index are for the period beginning on October 15, 2001.

 ** Effective April 29, 2004, Class 2 shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on these shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.

*** No Class Y shares were outstanding during the calendar year ended December 31, 2004.

                                                                                         COMPARATIVE
                                                                                         PERFORMANCE
                                                                                         This table compares the
                                                                                         before- and after-tax
                                                                                         average annual total
                                                                                         returns of the fund's
                                                                                         Class O shares for the
                                                                                         periods shown with that
                                                                                         of the Russell 3000
                                                                                         Index ('Index'), a
                                                                                         broad-based unmanaged
                                                                                         index of the 3,000
                                                                                         largest U.S. companies
                                                                                         based on total market
                                                                                         capitalization.
                                                                                         After-tax returns for
                                                                                         all other classes will
                                                                                         vary. After-tax returns
                                                                                         are calculated using
                                                                                         the highest historical
                                                                                         individual federal
                                                                                         marginal income tax
                                                                                         rates and do not
                                                                                         reflect the impact of
                                                                                         state and local taxes.
                                                                                         Actual after-tax
                                                                                         returns depend upon an
                                                                                         individual investor's
                                                                                         tax situation and may
                                                                                         differ from those
                                                                                         shown. After-tax
                                                                                         returns shown are not
                                                                                         relevant to investors
                                                                                         who hold their fund
                                                                                         shares through
                                                                                         tax-deferred
                                                                                         arrangements such as
                                                                                         401(k) plans or
                                                                                         individual retirement
                                                                                         accounts. This table
                                                                                         also compares the
                                                                                         before-tax average
                                                                                         annual total returns of
                                                                                         the other fund classes
                                                                                         with the Index. The
                                                                                         fund's past
                                                                                         performance, before and
                                                                                         after taxes, is not
                                                                                         necessarily an
                                                                                         indication of how the
                                                                                         fund will perform in
                                                                                         the future.


                               All Cap Value Fund
                     Salomon Brothers Investment Series - 3

 FEE TABLE


----------------------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                 CLASS A      CLASS B      CLASS C      CLASS O     CLASS Y**
 Maximum sales charge on purchases (as a %    5.75%*        Not          Not          Not          Not
 of offering price)                                      applicable   applicable   applicable   applicable
 Maximum deferred sales charge on              Not         5.00%        1.00%         Not          Not
 redemptions (as a % of the lower of net    applicable                             applicable   applicable
 asset value at purchase or redemption)

-----------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)
 Management fees***                           0.75%        0.75%        0.75%        0.75%        0.75%

-----------------------------------------------------------------------------------------------------------------
 Distribution and service (12b-1) fee         0.25%        1.00%        1.00%         Not          Not
                                                                                   applicable   applicable

 Other expenses'D'                            1.68%        1.74%        1.78%        1.42%        1.42%

-----------------------------------------------------------------------------------------------------------------
 Total annual fund operating expenses         2.68%        3.49%        3.53%        2.17%        2.17%

  *  If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy
     Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of
     1.00%.

  ** For Class Y shares, 'Other Expenses' have been estimated because no Class Y shares were outstanding during the fund's last fiscal year.

 *** The fund management fee is payable in accordance with the following fee schedule: 0.75% on average daily net assets up to and including $1.5 billion; 0.70% on average daily net assets over $1.5 billion and up to and including $2.0 billion; 0.65% on average daily net assets over $2.0 billion up to and including $2.5 billion; 0.60% on average daily net assets over $2.5 billion and up to and including $3.5 billion; and 0.50% on average daily net assets in excess of $3.5 billion.

 'D' Effective August 1, 2004, the fund no longer pays an administration fee. Prior to August 1, 2004 the fund paid an administration fee at an annual rate of 0.05% of net assets. The expense information in the table has been restated to reflect current fees.

                                                                                                             FEES AND EXPENSES
                                                                                                             This table sets forth
                                                                                                             the fees and expenses
                                                                                                             you will pay if you
                                                                                                             invest in shares of the
                                                                                                             fund.
                                                                                                             Because of voluntary
                                                                                                             waivers and/or
                                                                                                             reimbursements, actual
                                                                                                             total annual fund
                                                                                                             operating expenses are
                                                                                                             expected to be:
                                                                                                             Class A: 1.50%
                                                                                                             Class B: 2.25%
                                                                                                             Class C: 2.25%
                                                                                                             Class O: 1.25%
                                                                                                             Class Y: 1.25%
                                                                                                             These waivers and/or
                                                                                                             reimbursements may be
                                                                                                             reduced or terminated
                                                                                                             at any time.
                                                                                                             Effective August 1,
                                                                                                             2004, the fund
                                                                                                             implemented a new
                                                                                                             management fee schedule
                                                                                                             that reduces the
                                                                                                             management fee rate as
                                                                                                             fund assets increase.

------------------------------------------------------------------------------------------------------------------------------------




 EXAMPLE


--------------------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be

 Class A                                                    $831    $1,359    $1,913      $3,414
--------------------------------------------------------------------------------------------------------

 Class B (redemption at end of period)                       852     1,371     1,912       3,500*

 Class B (no redemption)                                     352     1,071     1,812       3,500*
--------------------------------------------------------------------------------------------------------

 Class C (redemption at end of period)                       456     1,083     1,831       3,801

 Class C (no redemption)                                     356     1,083     1,831       3,801
--------------------------------------------------------------------------------------------------------

 Class O                                                     220       679     1,164       2,503

 Class Y                                                     220       679     1,164       2,503

 The example assumes:    You invest $10,000 for the period shown.
         You reinvest all distributions and dividends without a sales charge.
         The fund's operating expenses (before fee waivers and/or expense reimbursements, if any)
         remain the same.
         Your investment has a 5% return each year (the assumption of a 5% return is required by the Securities and Exchange Commission for this example and is not a prediction of future performance).
         You redeem your shares at the end of the period (unless otherwise indicated).

                                                                                                     This example helps you
                                                                                                     compare the cost of
                                                                                                     investing in the fund
                                                                                                     with other mutual
                                                                                                     funds. Your actual cost
                                                                                                     may be higher or lower.


 * Assumes conversion to Class A shares approximately seven years after purchase.

                               All Cap Value Fund
                     Salomon Brothers Investment Series - 4

--------------------------------------------------------------------------------
 BALANCED FUND
 FUND GOALS, STRATEGIES AND RISKS

INVESTMENT               As its primary investment objective, the fund seeks to
OBJECTIVE                obtain above average income (compared to a portfolio
                         invested in equity securities). The fund's secondary
                         objective is to take advantage of opportunities for growth of capital and income. These objectives may be changed
                         without shareholder approval.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests in a broad range of equity and fixed income
 INVESTMENT              securities of both U.S. and foreign issuers. The fund varies
 STRATEGY                its allocations between equity and fixed income securities depending on the manager's view of economic and market
                         conditions, fiscal and monetary policy and security values.
                         However, under normal market conditions at least 40% of the fund's assets are allocated to equity securities.

                         CREDIT QUALITY: The fund's investments in non-convertible
                         fixed income securities are primarily investment grade, but the fund may invest up to 20% of its assets in
                         nonconvertible fixed income securities rated below
                         investment grade by a recognized rating agency or in unrated securities of equivalent quality. Securities rated below
                         investment grade are commonly referred to as 'junk bonds.'
                         The fund may invest in convertible securities without limit as to credit quality and amount.

                         MATURITY: The fund's investments in fixed income securities may be of any maturity.
-------------------------------------------------------------------------------------
 HOW THE                 In selecting stocks for investment, the manager applies a
 MANAGER                 bottom-up analysis, focusing on companies with:
 SELECTS THE                Large market capitalizations;
 FUND'S                     Favorable dividend yields and price-to-earnings ratios;
 INVESTMENTS                Stocks that historically have been less volatile than the
                            market as a whole;
                            Strong balance sheets; and
                            A catalyst for appreciation and restructuring potential,
                            product innovation or new development.

                         The manager considers both macroeconomic and issuer specific factors in selecting debt securities for its portfolio. In assessing the appropriate maturity, rating and sector
                         weighting of the fund's portfolio, the manager considers a variety of macroeconomic factors that are expected to
                         influence economic activity and interest rates. These
                         factors include fundamental economic indicators, Federal
                         Reserve monetary policy and the relative value of the U.S.
                         dollar compared to other currencies. Once the manager
                         determines the preferable portfolio characteristic, the
                         manager selects individual securities based upon the terms of the securities (such as yields compared to U.S.
                         Treasuries or comparable issuers), liquidity and rating, and sector and issuer diversification. The manager also employs fundamental research and due diligence to assess an
                         issuer's:

                            Credit quality taking into account financial condition
                            and profitability;
                            Future capital needs;
                            Potential for change in rating and industry outlook; and
                            Management's ability to be competitive in its particular
                            industry.

                                 Balanced Fund
                     Salomon Brothers Investment Series - 5

 PRINCIPAL               While investing in a mix of equity and debt securities can
 RISKS OF                bring added benefits, it may also involve additional risks.
 INVESTING IN            You should note that the fund's manager determines the
 THE FUND                allocation of the fund's assets, and the fund's performance could be adversely affected if the manager's judgment about the relative attractiveness of stocks and bonds proves
                         incorrect. Investors could also lose money in the fund or
                         the fund may not perform as well as other investments if any of the following occurs:

                            U.S. stock markets decline;
                            An adverse event, such as an unfavorable earnings report,
                            negatively affects the stock price of a company in which the fund invests;
                            Large capitalization stocks fall out of favor with
                            investors; or
                            The manager's judgment about the attractiveness, growth
                            prospects or potential appreciation of a particular sector or stock proves to be incorrect.

                         The fund also has risks associated with investing in bonds.
                         The fund could also lose money or underperform other
                         investments if:

                            Interest rates go up, causing the prices of fixed-income
                            securities to decline and reducing the value of the fund's investments;
                            The issuer of a debt security owned by the fund defaults
                            on its obligation to pay principal or interest or has its
                            credit rating downgraded;
  THIS SECTION              During periods of declining interest rates, the issuer of
  SUMMARIZES THE FUND'S     a security exercises its option to prepay earlier than
  PRINCIPAL INVESTMENT      scheduled, forcing the fund to reinvest in lower yielding
  STRATEGIES AND THE        securities. This is known as call or prepayment risk;
  PRINCIPAL RISKS           During periods of rising interest rates, the average life
  OF INVESTING.             of certain types of securities is extended because of slower
  SEE 'MORE ON              than expected principal payments. This may lock in a
  THE FUNDS'                below market interest rate, increase the security's
  INVESTMENTS AND           duration and reduce the value of the security. This is
  RELATED RISKS' IN THIS    known as extension risk; or
  PROSPECTUS AND THE        The fund's income could be reduced if interest rates or
  STATEMENT OF              dividend yields decline.
  ADDITIONAL INFORMATION
  FOR MORE INFORMATION
  ABOUT THE FUND'S
  INVESTMENTS AND THE
  RISKS OF INVESTING


                                 Balanced Fund
                     Salomon Brothers Investment Series - 6

                                             [PERFORMANCE GRAPH]

                                       Calendar years ended   Class A Shares
                                            December 31       % Total Return
                                       -------------------    ---------------
 PERFORMANCE                                 1996                  18.33           TOTAL RETURN
 The bar chart indicates the risks of        1997                  19.05           The bar chart shows the
 investing in the fund by showing            1998                   6.36           performance of the
 changes in the fund's performance           1999                   3.21           fund's Class A shares
 from year to year.                          2000                   7.93           for each of the
 Past performance does not                   2001                   0.96           calendar years
 necessarily indicate how the fund           2002                  (3.32)          indicated. Class B, C
 will perform in the future.                 2003                  16.86           and O shares would have
 QUARTERLY RETURNS: Highest:                 2004                   7.00           different performance
 10.03% in 2nd quarter 2003;                                                       because of their
 Lowest: (7.72)% in 3rd quarter 2002.                                              different expenses. The
            .                                                                      performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.



----------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.

---------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2004)

                                                                                    Since
                                                              1 year    5 years   Inception*
---------------------------------------------------------------------------------------------
 Class A
    Return Before Taxes                                         0.82%    4.42%       8.01%

    Return After Taxes on Distributions                       (0.51)%    2.67%       5.94%

    Return After Taxes on Distributions and Sale                0.89%    2.74%       5.68%
    of Fund Shares

---------------------------------------------------------------------------------------------
 Other Classes

 Class B                                                        1.23%    4.56%       7.88%

---------------------------------------------------------------------------------------------
 Class C**                                                      5.21%    4.88%       7.88%

 Class O                                                        7.52%    5.97%       9.04%

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
 S&P 500 Stock Index                                           10.87%   (2.30)%     10.13%
 (Reflects no deduction for fees, expenses or taxes)

 Citigroup Broad Investment Grade Bond Index                    4.48%    7.73%       6.92%
 (Reflects no deduction for fees, expenses or taxes)

  *The inception date is September 11, 1995.

 **Effective April 29, 2004, Class 2 shares were renamed Class C shares. On
   February 2, 2004, the initial sales charge of 1.00% on these shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.
                                                                                               COMPARATIVE
                                                                                               PERFORMANCE
                                                                                               This table compares the
                                                                                               before- and after-tax
                                                                                               average annual total
                                                                                               returns of the fund's
                                                                                               Class A shares for the
                                                                                               periods shown with that
                                                                                               of the S&P 500 Stock
                                                                                               Index ('S&P 500
                                                                                               Index'), a broad-based
                                                                                               unmanaged index of
                                                                                               widely held common
                                                                                               stocks, and the
                                                                                               Citigroup Broad
                                                                                               Investment Grade Bond
                                                                                               Index ('Citigroup Big
                                                                                               Index'), a broad-based
                                                                                               unmanaged index of
                                                                                               corporate bonds.
                                                                                               After-tax returns for
                                                                                               all other classes will
                                                                                               vary. After-tax returns
                                                                                               are calculated using
                                                                                               the highest historical
                                                                                               individual federal
                                                                                               marginal income tax
                                                                                               rates and do not
                                                                                               reflect the impact of
                                                                                               state and local taxes.
                                                                                               Actual after-tax
                                                                                               returns depend upon an
                                                                                               individual investor's
                                                                                               tax situation and may
                                                                                               differ from those
                                                                                               shown. After-tax
                                                                                               returns shown are not
                                                                                               relevant to investors
                                                                                               who hold their fund
                                                                                               shares through tax-
                                                                                               deferred arrangements
                                                                                               such as 401(k) plans or
                                                                                               individual retirement
                                                                                               accounts. This table
                                                                                               also compares the
                                                                                               before-tax average
                                                                                               annual total returns of
                                                                                               the other fund classes
                                                                                               with the S&P 500 Index
                                                                                               and Citigroup Big
                                                                                               Index. The fund's past
                                                                                               performance, before and
                                                                                               after taxes, is not
                                                                                               necessarily an
                                                                                               indication of how the
                                                                                               fund will perform in
                                                                                               the future.


                                 Balanced Fund
                     Salomon Brothers Investment Series - 7

 FEE TABLE

-------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                   CLASS A      CLASS B      CLASS C       CLASS O

 Maximum sales charge on purchases (as a %      5.75%*        Not          Not           Not
 of offering price)                                        applicable   applicable   applicable

 Maximum deferred sales charge on                Not         5.00%        1.00%          Not
 redemptions (as a % of the lower of net      applicable                             applicable
 asset value at purchase or redemption)

-------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)
   Management fees                              0.55%        0.55%        0.55%         0.55%

-------------------------------------------------------------------------------------------------

   Distribution and service (12b-1) fee         0.25%        1.00%        1.00%          Not
                                                                                     applicable

   Other expenses                               0.39%        0.39%        0.37%         0.34%

-------------------------------------------------------------------------------------------------
   Total annual fund operating expenses         1.19%        1.94%        1.92%         0.89%

 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy
  Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge)
  but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                                   FEES AND EXPENSES
                                                                                                   This table sets forth
                                                                                                   the fees and expenses
                                                                                                   you will pay if you
                                                                                                   invest in shares of the
                                                                                                   fund.

                                                                                                   Effective August 1,
                                                                                                   2004, the voluntary
                                                                                                   management fee waiver
                                                                                                   and expense
                                                                                                   reimbursements were
                                                                                                   eliminated.

--------------------------------------------------------------------------------------------------------------------------



 EXAMPLE

-------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                            $689      $931     $1,192      $1,935

-------------------------------------------------------------------------------------------
 Class B (redemption at end of period)               697       909      1,147       1,979*
 Class B (no redemption)                             197       609      1,047       1,979*

-------------------------------------------------------------------------------------------
 Class C (redemption at end of period)               295       603      1,037       2,243
 Class C (no redemption)                             195       603      1,037       2,243

-------------------------------------------------------------------------------------------
 Class O                                              91       284        493       1,096

 The example assumes:  You invest $10,000 for the period shown.
                       You reinvest all distributions and dividends without a sales charge.
                       The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
                       Your investment has a 5% return each year (the assumption of a 5%
                       return is required by the Securities and Exchange Commission for this example and is not a prediction of future performance).
                       You redeem your shares at the end of the period (unless otherwise indicated).
                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.


 *Assumes conversion to Class A shares approximately seven years after purchase.

                                 Balanced Fund
                    Salomon Brothers Investment Series - 8

--------------------------------------------------------------------------------
CALIFORNIA TAX FREE BOND FUND
 FUND GOALS, STRATEGIES AND RISKS

 INVESTMENT              The fund seeks to maximize total return, consistent with the
 OBJECTIVE               preservation of capital. This objective may be changed
                         without shareholder approval.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in investment grade municipal
 STRATEGY                obligations that pay interest that is exempt from federal
                         income tax, including the federal alternative minimum tax, and from California personal income taxes. Under normal
                         market conditions, the fund invests at least 80% of its
                         assets in these municipal obligations. Issuers of these
                         obligations are usually located in California, but the
                         obligations can also be issued by Puerto Rico and other U.S.
                         territories. Municipal obligations are debt securities
                         issued by states, cities, towns and other public entities
                         and qualifying issuers. The fund may invest directly in
                         municipal obligations or in participation or other interests in municipal obligations.

                         Subject to this 80% policy, the fund may purchase other
                         municipal obligations whose interest may be subject to
                         California personal income taxes or federal alternative
                         minimum taxes. The fund may also invest in short-term debt securities that pay interest that is subject to both federal and California personal income taxes.

                         The fund may use futures contracts, a common form of
                         derivative, in order to protect (or 'hedge') against changes in interest rates or to manage the maturity or duration of fixed income securities.

                         MATURITY: The fund may invest in bonds with any maturity.
                         However, the fund's dollar-weighted average maturity is
                         normally expected to be in a long-term range (between 10 and
                         30 years). For strategic purposes, however, the fund may
                         invest so that the dollar-weighted average maturity of the securities held by the fund is under 10 years.
-------------------------------------------------------------------------------------
 HOW THE                 When selecting securities for the fund and managing the
 MANAGER                 portfolio, the manager looks for both income and potential
 SELECTS THE             for gain.
 FUND'S                  The fund is managed by employing a combination of
 INVESTMENTS             qualitative and quantitative analysis. The manager decides which securities to purchase by first developing an interest rate forecast and analysis of general economic conditions
                         for the United States as a whole, with a particular focus on
                         California. Then the manager compares specific sectors to
                         identify broad segments of the municipal market poised to
                         benefit in this environment. The manager also closely
                         studies the yields and other characteristics of specific
                         issues to identify attractive opportunities. The manager
                         seeks to add value by investing in a range of municipal
                         bonds, representing different market sectors, structures and maturities. The manager uses this same approach when
                         deciding which securities to sell. Securities are sold when the fund needs cash to meet redemptions, or when the manager believes that better opportunities exist or that the
                         security no longer fits within the manager's overall
                         strategies for achieving the fund's investment objective.

                         California Tax Free Bond Fund
                     Salomon Brothers Investment Series - 9

 PRINCIPAL               Investors could lose money on their investment in the fund,
 RISKS OF                the fund's income may go down, or the fund may not perform
 INVESTING IN            as well as other investments if any of the following occurs:
 THE FUND
                            Interest rates go up, causing the prices of fixed income
 The fund invests a         securities to decline and reducing the value of the fund's
 high percentage of its     investments;
 assets in municipal        The issuer of a security owned by the fund defaults on
 obligations of issuers     its obligation to pay principal and/or interest or has its
 located in California.     credit rating downgraded;
 In addition, the fund      During periods of declining interest rates, the issuer of
 is not diversified,        a security prepays principal earlier than scheduled, forcing
 which means that it        the fund to reinvest in lower yielding securities. This
 can invest a               is known as call or prepayment risk;
 relatively high            During periods of rising interest rates, the average life
 percentage of its          of certain types of securities is extended because of fewer
 assets in the              than expected principal pre-payments. This may lock in a
 obligations of a           below market interest rate, increase the securities'
 limited number of          duration and reduce the value of the security. This is
 issuers. As a result,      known as extension risk;
 the fund may be            The fund invests new cash or the proceeds from matured,
 adversely affected by      traded or called bonds at market interest rates that are
 a particular single        below the portfolio's current earnings rate; or
 economic, business,        The manager's judgment about the attractiveness, value or
 regulatory or              credit quality of a particular security or sector or
 political event and in     interest rate trends proves to be incorrect.
 particular, events      You should be aware that California has been experiencing
 that adversely affect   economic difficulties as a result of many factors, including issuers in California.  the downturn in the high technology sector and the slowdown
 You should consider     in the national economy in recent years. California has
 the greater risk        experienced employment gains and an improving economy in the
 inherent in these       past year. However, it is not certain that this economic
 policies when compared  upturn will continue. Also, California has a large
 with a more             structural budget shortfall, estimated in December 2004 to
 diversified mutual      be approximately $8.0 billion for the state's fiscal year
 fund.                   beginning July 1, 2005. A ballot initiative sponsored by
 THIS SECTION            Governor Schwarzenegger, which passed overwhelmingly in
 SUMMARIZES THE FUND'S   2004, requires a balanced budget. These and other factors
 PRINCIPAL INVESTMENT    may affect the market value of municipal obligations held by
 STRATEGIES AND THE      the fund, the marketability of such obligations, and the
 PRINCIPAL RISKS OF      ability of the issuers to make the required payments of
 INVESTING. SEE 'MORE    interest and principal resulting in losses to the fund. In
 ON THE FUNDS'           addition, if the fund has difficulty finding high quality
 INVESTMENTS AND         California municipal obligations to purchase, the amount of
 RELATED RISKS' IN THIS  the fund's income that is subject to California taxes could
 PROSPECTUS AND THE      increase. More detailed information about the economy of
 STATEMENT OF            California may be found in the funds' Statement of
 ADDITIONAL INFORMATION  Additional Information.
 FOR MORE INFORMATION    It is possible that some of the fund's income may be subject
 ABOUT THE FUND'S        to California state and local taxation and federal income or
 INVESTMENTS AND THE     alternative minimum taxation. The fund's capital gains
 RISKS OF INVESTING      distributions, if any, will also be subject to taxation.


                         California Tax Free Bond Fund
                    Salomon Brothers Investment Series - 10

                                         [PERFORMANCE GRAPH]

                                       Calendar years
                                           ended          Class A Shares
                                        December 31       % Total Return
                                       --------------     --------------
 PERFORMANCE                                1999              (2.54)
                                            2000              14.33
 The bar chart indicates the risks of       2001               2.83            TOTAL RETURN
 investing in the fund by showing           2002               8.47            The bar chart shows the
 changes in the fund's performance          2003               4.40            performance of the
 from year to year.                         2004               3.19            fund's Class A shares
 Past performance does not                                                     for each of the
 necessarily indicate how the fund                                             calendar years
 will perform in the future.                                                   indicated. Class B, C
 QUARTERLY RETURNS: Highest:                                                   and O shares would have
 5.56% in 3rd quarter 2002;                                                    different performance
 Lowest: (2.97)% in 2nd                                                        because of their
 quarter 1999.                                                                 different expenses. The
                                                                               performance information
                                                                               in the chart does not
                                                                               reflect sales charges,
                                                                               which would reduce your
                                                                               return.



-------------------------------------------------------------------------------


 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.

----------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2004)
                                                                                Since
                                                          1 Year    5 Years   Inception*

----------------------------------------------------------------------------------------
 Class A

   Return Before Taxes                                    (0.97)%    5.69%       4.35%

   Return After Taxes on Distributions                    (0.97)%    5.69%       4.35%

   Return After Taxes on Distributions                     0.65 %    5.48%       4.29%
   and Sale of Fund Shares

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
 Other Classes

 Class B                                                  (1.56)%      n/a       3.13%

----------------------------------------------------------------------------------------
 Class C**                                                  1.68%      n/a       2.70%

 Class O                                                    3.35%      n/a       3.26%

----------------------------------------------------------------------------------------

 Lehman Brothers California 4 Years Plus Index              6.02%    7.80%         ***

 (Reflects no deduction for fees, expenses or taxes)

 Lehman Brothers Municipal Bond Index                       4.48%    7.20%         ***

 (Reflects no deduction for fees, expenses or taxes)

  * The inception date for Class A shares is November 2, 1998; all outstanding fund shares were designated Class A shares on July 12, 2001. Prior to that date, fund shares were sold without a sales charge. The returns in the table have been adjusted to reflect the maximum front-end sales charge currently applicable to Class A shares.
    The inception date for Class B shares is October 5, 2001, for Class C shares is
    September 9, 2002 and for Class O shares is October 8, 2002.

 ** Effective April 29, 2004, Class 2 shares were renamed Class C shares.

*** Information for this period is not available.

                                                                                            COMPARATIVE
                                                                                            PERFORMANCE
                                                                                            This table compares the
                                                                                            before- and after-tax
                                                                                            average annual total
                                                                                            returns of the fund's
                                                                                            Class A shares for the
                                                                                            periods shown with that
                                                                                            of the Lehman Brothers
                                                                                            California 4 Years Plus
                                                                                            Index, a broad-based
                                                                                            unmanaged index of
                                                                                            California municipal
                                                                                            bonds with a maturity
                                                                                            of greater than four
                                                                                            years and the Lehman
                                                                                            Brothers Municipal Bond
                                                                                            Index, a broad-based
                                                                                            unmanaged index of
                                                                                            municipal bonds. After-tax
                                                                                            returns for all other
                                                                                            classes will vary.
                                                                                            After-tax returns are
                                                                                            calculated using the
                                                                                            highest historical
                                                                                            individual federal
                                                                                            marginal income tax
                                                                                            rates and do not
                                                                                            reflect the impact of
                                                                                            state and local taxes.
                                                                                            Actual after-tax
                                                                                            returns depend upon an
                                                                                            individual investor's
                                                                                            tax situation and may
                                                                                            differ from those
                                                                                            shown. After-tax
                                                                                            returns shown are not
                                                                                            relevant to investors
                                                                                            who hold their fund
                                                                                            shares through
                                                                                            tax-deferred
                                                                                            arrangements such as
                                                                                            401(k) plans or
                                                                                            individual retirement
                                                                                            accounts. This table
                                                                                            also compares the
                                                                                            before-tax average
                                                                                            annual total returns of
                                                                                            the other fund classes
                                                                                            with the Lehman
                                                                                            Brothers California 4
                                                                                            Years Plus Index and the
                                                                                            Lehman Brothers Municipal
                                                                                            Bond Index. The fund's past
                                                                                            performance, before and
                                                                                            after taxes, is not
                                                                                            necessarily an
                                                                                            indication of how the
                                                                                            fund will perform in
                                                                                            the future.



                         California Tax Free Bond Fund
                    Salomon Brothers Investment Series - 11

 FEE TABLE


----------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                  CLASS A      CLASS B      CLASS C      CLASS O
 Maximum sales charge on purchases (as a %     4.00%*        Not          Not          Not
 of offering price)                                       applicable   applicable   applicable

 Maximum deferred sales charge on               Not         4.00%        1.00%         Not
 redemptions (as a % of the lower of net     applicable                             applicable
 asset value at purchase or redemption)

----------------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)
   Management fees                             0.50%        0.50%        0.50%        0.50%

----------------------------------------------------------------------------------------------------

   Distribution and service (12b-1) fee        0.25%        1.00%        0.75%         Not
                                                                                    applicable
   Other expenses                              1.22%        1.20%        1.35%        1.23%

----------------------------------------------------------------------------------------------------

   Total annual fund operating expenses        1.97%        2.70%        2.60%        1.73%
  *If you buy Class A shares in amounts of $50,000 or more, the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but, if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                                 FEES AND EXPENSES
                                                                                                 This table sets forth
                                                                                                 the fees and expenses
                                                                                                 you will pay if you
                                                                                                 invest in shares of the
                                                                                                 fund. Because of
                                                                                                 voluntary waivers
                                                                                                 and/or reimbursements,
                                                                                                 actual total annual
                                                                                                 fund operating expenses
                                                                                                 are expected to be:
                                                                                                 Class  A: 0.80%
                                                                                                 Class  B: 1.55%
                                                                                                 Class  C: 1.30%
                                                                                                 Class O: 0.55%
                                                                                                 These waivers and/or
                                                                                                 reimbursements may be
                                                                                                 reduced or terminated
                                                                                                 at any time.
------------------------------------------------------------------------------------------------------------------------



 EXAMPLE

----------------------------------------------------------------------------------------------------

 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                            $592     $  994    $1,420      $2,604

----------------------------------------------------------------------------------------------------

 Class B (redemption at end of period)               673      1,038     1,530       2,774*
 Class B (no redemption)                             273        838     1,430       2,774*

----------------------------------------------------------------------------------------------------

 Class C (redemption at end of period)               363        808     1,380       2,934
 Class C (no redemption)                             263        808     1,380       2,934

----------------------------------------------------------------------------------------------------

 Class O                                             176        545       939       2,041
----------------------------------------------------------------------------------------------------
The example assumes: You invest $10,000 for the period shown.

                     You reinvest all distributions and dividends without a sales charge.

                     The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

                     Your investment has a 5% return each year (the assumption of a 5%
                     return is required by the Securities and Exchange Commission for this example and is not a prediction of future performance).

                     You redeem your shares at the end of the period (unless otherwise indicated).

                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.

 *Assumes conversion to Class A shares approximately seven years after purchase.


                         California Tax Free Bond Fund
                    Salomon Brothers Investment Series - 12

--------------------------------------------------------------------------------
CAPITAL FUND
FUND GOALS, STRATEGIES AND RISKS

 INVESTMENT              The fund seeks capital appreciation through investment in
 OBJECTIVE               securities which the manager believes have above-average
                         capital appreciation potential.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in equity securities of U.S.
 STRATEGY                companies. These companies typically range in size from
                         established large capitalization companies to medium size
                         companies. However, the fund may also invest in small
                         capitalization companies including those at the beginning of their life cycles.
-------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes individual security selection while
 MANAGER                 diversifying the fund's investments across industries, which
 SELECTS THE             may help to reduce risk. The manager seeks to identify those
 FUND'S                  companies which offer the greatest potential for capital
 INVESTMENTS             appreciation through careful fundamental analysis of each
                         company and its financial characteristics. The manager
                         evaluates companies of all sizes but emphasizes those with market capitalizations above $1 billion.
                         In selecting individual companies for investment, the
                         manager looks for the following:

                            Security prices which appear to undervalue the company's
                            assets or do not adequately reflect factors such as
                            favorable industry trends, lack of investor recognition
                            or the short-term nature of earnings declines;
                            Special situations such as existing or possible changes
                            in management, corporate policies, capitalization or
                            regulatory environment which may boost earnings or the
                            market price of the company's securities; and
                            Growth potential due to technological advances, new
                            products or services, new methods of marketing or
                            production, changes in demand or other significant new
                            developments which may enhance future earnings.
-------------------------------------------------------------------------------------
 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund
 THE FUND                may not perform as well as other investments, if any of the following occurs:

 THIS SECTION               U.S. stock markets decline or stocks perform poorly
 SUMMARIZES THE FUND'S      relative to other types of investments;
 PRINCIPAL INVESTMENT       An adverse event, such as negative press reports about a
 STRATEGIES AND THE         company in the fund's portfolio, depresses the value of the
 PRINCIPAL RISKS OF         company's securities;
 INVESTING. SEE 'MORE       The manager's judgment about the attractiveness, relative
 ON                         value or potential appreciation of a particular sector or
 THE FUNDS' INVESTMENTS     security proves to be incorrect; or
 AND RELATED RISKS' IN      There is greater volatility of share price because of the
 THIS PROSPECTUS AND        fund's ability to invest in small and medium capitalization
 THE STATEMENT              companies. Investing in small and medium capitalization
 OF ADDITIONAL              companies involves a substantial risk of loss.
 INFORMATION FOR MORE       Compared to large capitalization companies, small and
 INFORMATION ABOUT THE      medium capitalization companies and the market for their
 FUND'S INVESTMENTS AND     securities are more likely to:
 THE RISKS OF INVESTING       Be more sensitive to changes in earnings results and
                              investor expectations;
                              Have more limited product lines, capital resources and
                              management depth;
                              Experience sharper swings in market values;
                              Be harder to sell at the times and prices the manager
                              believes appropriate; and
                              Offer greater potential for gain and loss.

                         The fund is not diversified, which means that it is
                         permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified
                         may magnify the fund's losses from events affecting a
                         particular issuer. However, the manager seeks to diversify the fund's investments across industries, which may help
                         reduce this risk.


                                  Capital Fund
                    Salomon Brothers Investment Series - 13

                                           [PERFORMANCE GRAPH]

                                      Calendar years ended    Class O Shares
                                          December 31        % Total Return
                                      --------------------   ---------------
 PERFORMANCE                                 1995                34.88            TOTAL RETURN
 The bar chart indicates the risks of        1996                33.34            The bar chart shows the
 investing in the fund by showing            1997                26.76            performance of the
 changes in the fund's performance           1998                23.83            fund's Class O shares
 from year to year.                          1999                23.44            for each of the
                                             2000                19.20            calendar years
 Past performance does not                   2001                 2.00            indicated. Class A, B,
 necessarily indicate how the fund           2002               (24.26)           C and Y shares would
 will perform in the future.                 2003                44.34            have different
                                             2004                14.70            performance because of
 QUARTERLY RETURNS: Highest:                                                      their different
 22.50% in 4th quarter 1998;                                                      expenses and sales
 Lowest: (23.75)% in 3rd                                                          charges. The
 quarter 2002.                                                                    performance information
                                                                                  in the chart does not
                                                                                  reflect sales charges
                                                                                  which would reduce your
                                                                                  return.



--------------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION
 OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

--------------------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2004)
                                                                                       Since
                                                        1 Year   5 Years   10 Years   Inception*

-------------------------------------------------------------------------------------------------
 Class O

   Return Before Taxes                                  14.70%     8.80%    18.18%         n/a

   Return After Taxes on Distributions                  14.44%     7.23%    14.60%         n/a

   Return After Taxes on Distributions                   9.90%     6.66%    13.92%         n/a
   and Sale of Fund Shares

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 Other Classes

 Class A                                                 7.67%     7.11%       n/a      14.04%

-------------------------------------------------------------------------------------------------
 Class B                                                 8.30%     7.21%       n/a      13.98%

 Class C**                                              12.31%     7.51%       n/a      13.97%

-------------------------------------------------------------------------------------------------
 Class Y                                                22.07%       n/a       n/a       6.27%
-------------------------------------------------------------------------------------------------

 Russell 3000 Index                                     11.95%   (1.16)%    12.01%         n/a
 (Reflects no deduction for fees, expenses or taxes)

  * The inception date for Class O shares is December 17, 1976. The inception date for Class A,
    B and C shares is November 1, 1996. The inception date for Class Y shares is January 31,
    2001.
 ** Effective April 29, 2004, Class 2 shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on these shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.
                                                                                                   COMPARATIVE
                                                                                                   PERFORMANCE

                                                                                                   This table compares the
                                                                                                   before- and after-tax
                                                                                                   average annual total
                                                                                                   returns of the fund's
                                                                                                   Class O shares for the
                                                                                                   periods shown with that
                                                                                                   of the Russell 3000
                                                                                                   Index, a broad-based
                                                                                                   unmanaged
                                                                                                   capitalization-weighted
                                                                                                   index of large
                                                                                                   capitalization
                                                                                                   companies. After-tax
                                                                                                   returns for all other
                                                                                                   classes will vary.
                                                                                                   After-tax returns are
                                                                                                   calculated using the
                                                                                                   highest historical
                                                                                                   individual federal
                                                                                                   marginal income tax
                                                                                                   rates and do not
                                                                                                   reflect the impact of
                                                                                                   state and local taxes.
                                                                                                   Actual after-tax
                                                                                                   returns depend upon an
                                                                                                   individual investor's
                                                                                                   tax situation and may
                                                                                                   differ from those
                                                                                                   shown. After-tax
                                                                                                   returns shown are not
                                                                                                   relevant to investors
                                                                                                   who hold their fund
                                                                                                   shares through
                                                                                                   tax-deferred
                                                                                                   arrangements such as
                                                                                                   401(k) plans or
                                                                                                   individual retirement
                                                                                                   accounts. This table
                                                                                                   also compares the
                                                                                                   before-tax average
                                                                                                   annual total returns of
                                                                                                   the other fund classes
                                                                                                   with the Russell 3000
                                                                                                   Index. The fund's past
                                                                                                   performance, before and
                                                                                                   after taxes, is not
                                                                                                   necessarily an
                                                                                                   indication of how the
                                                                                                   fund will perform in
                                                                                                   the future.


                                  Capital Fund
                    Salomon Brothers Investment Series - 14

 FEE TABLE


---------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                             CLASS A     CLASS B     CLASS C     CLASS O      CLASS Y

 Maximum sales charge on purchases        5.75%*       Not         Not         Not          Not
 (as a % of offering price)                         applicable  applicable  applicable   applicable

 Maximum deferred sales charge on          Not        5.00%       1.00%        Not          Not
 redemptions (as a % of the lower of    applicable                          applicable   applicable
 net asset value at purchase or
 redemption)

---------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)
   Management fees**                      0.56%       0.56%       0.56%       0.56%        0.56%

---------------------------------------------------------------------------------------------------
   Distribution and service (12b-1)       0.25%       1.00%       1.00%        Not          Not
   fee                                                                      applicable   applicable

   Other expenses                         0.21%       0.29%       0.27%       0.08%        0.03%

---------------------------------------------------------------------------------------------------
   Total annual fund operating            1.02%       1.85%       1.83%       0.64%        0.59%
   expenses

  *If you buy Class A shares in amounts of $50,000 or more the sales charge is lower. You may buy
   Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge)
   but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

 **The fund has a management fee schedule that reduces the management fee rate as fund assets increase as follows: 1.00% on average daily net assets up to $100 million, 0.75% on average daily net assets between $100 million and $200 million, 0.625% on average daily net assets between $200 million and $400 million and 0.50% on average daily net assets over $400 million.

                                                                                                      FEES AND EXPENSES
                                                                                                      This table sets forth
                                                                                                      the fees and expenses
                                                                                                      you will pay if you
                                                                                                      invest in shares of the
                                                                                                      fund.

-----------------------------------------------------------------------------------------------------------------------------


 EXAMPLE


---------------------------------------------------------------------------------------------

 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS

 Your costs would be
 Class A                                              $673     $881     $1,106      $1,751
---------------------------------------------------------------------------------------------

 Class B (redemption at end of period)                 688      882      1,101       1,850*

 Class B (no redemption)                               188      582      1,001       1,850*
----------------------------------------------------------------------------------------------

 Class C (redemption at end of period)                 286      576        990       2,148

 Class C (no redemption)                               186      576        990       2,148
----------------------------------------------------------------------------------------------

 Class O                                                65      205        357         798

 Class Y                                                60      189        329         738

 The example assumes:  You invest $10,000 for the period shown.
                       You reinvest all distributions and dividends without a sales charge.
                       The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
                       Your investment has a 5% return each year (the assumption of a 5%
                       return is required by the Securities and Exchange Commission for this example and is not a prediction of future performance).
                       You redeem your shares at the end of the period (unless otherwise indicated).

                                                                                               This example helps you
                                                                                               compare the cost of
                                                                                               investing in the fund
                                                                                               with other mutual
                                                                                               funds. Your actual cost
                                                                                               may be higher or lower.

 * Assumes conversion to Class A shares approximately seven years after purchase.


                                  Capital Fund
                    Salomon Brothers Investment Series - 15

--------------------------------------------------------------------------------
CASH MANAGEMENT FUND
FUND GOALS, STRATEGIES AND RISKS


INVESTMENT               The fund seeks as high a level of current income as is
OBJECTIVE                consistent with liquidity and stability of principal.
-------------------------------------------------------------------------------------

 PRINCIPAL               The fund is a money market fund that invests in high
 INVESTMENT              quality, U.S. dollar denominated short-term debt securities.
 STRATEGY                The fund may invest in all types of money market instruments including U.S. government securities, short-term debt
                         securities, commercial paper, variable rate demand notes,
                         certificates of deposit, bankers' acceptances,
                         mortgage-backed and asset-backed securities, repurchase
                         agreements and fixed time deposits. While the fund invests primarily in securities of U.S. issuers, the fund may also invest in U.S. dollar denominated obligations of foreign
                         governmental and corporate issuers. The debt instruments in which the fund invests may have fixed or variable rates of interest. The fund normally maintains at least 25% of its
                         assets in bank obligations.

                         MINIMUM CREDIT QUALITY: The fund invests primarily in
                         securities rated in the highest short term rating category, or if unrated, of equivalent quality.

                         MAXIMUM MATURITY: The fund invests in securities having, or that are deemed to have, remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.
-------------------------------------------------------------------------------------

 HOW THE MANAGER         In selecting investments for the fund, the manager looks
 SELECTS THE FUND'S      for:
 INVESTMENTS                Eligible issuers with the most desirable credit quality;
                            The best relative values based on an analysis of yield,
                            price, interest rate sensitivity and credit quality; and
                            Maturities consistent with the manager's outlook for
                            interest rates.
-------------------------------------------------------------------------------------

 PRINCIPAL RISKS            An investment in the fund is not insured or guaranteed by
 OF INVESTING IN            the FDIC or any other government agency. Although the fund
 THE FUND                   seeks to preserve the value of an investment at $1.00 per
 There is no                share, it is possible to lose money by investing in the
 assurance that the         fund, or the fund could underperform other similar money
 fund will be able          market funds if any of the following occurs:
 to maintain a stable          Interest rates rise sharply;
 net asset value of            An issuer or guarantor of the fund's securities defaults,
 $1.00 per share.              or has its credit rating downgraded;
 THIS SECTION                  The manager's judgment about the relative value, credit
 SUMMARIZES THE FUND'S         quality or income potential of a particular security or the
 PRINCIPAL INVESTMENT          direction or timing of interest rate changes proves to be
 STRATEGIES AND THE            incorrect; or
 PRINCIPAL RISKS OF            The value of the fund's foreign securities goes down
 INVESTING. SEE 'MORE          because of unfavorable government actions, economic
 ON THE FUNDS'                 conditions or political instability.
 INVESTMENTS AND            Investing in high quality, short-term instruments may result
 RELATED RISKS' IN THIS     in a lower yield than investing in lower quality or
 PROSPECTUS AND THE         longer-term investments. When interest rates are very low,
 STATEMENT OF               as they have been recently, the fund's expenses could absorb
 ADDITIONAL INFORMATION     all or a significant portion of the fund's income. Over
 FOR MORE INFORMATION       time, a money market fund is likely to underperform other
 ABOUT THE FUND'S           fixed income or equity investment options.
 INVESTMENTS AND THE
 RISKS OF INVESTING


                              Cash Management Fund
                    Salomon Brothers Investment Series - 16


                                                 [PERFORMANCE GRAPH]

                                        Calendar years ended   Class O Shares
                                            December 31        % Total Return
                                        -------------------    --------------
 PERFORMANCE                                   1995                  5.60         TOTAL RETURN
 The bar chart indicates the risks of          1996                  5.07         The bar chart shows the
 investing in the fund by showing              1997                  5.22         performance of the
 changes in the fund's performance             1998                  5.15         fund's Class O shares
 from year to year.                            1999                  4.79         for each of the
 Past performance does not                     2000                  6.03         calendar years
 necessarily indicate how the fund             2001                  3.59         indicated.
 will perform in the future.                   2002                  1.30
 QUARTERLY RETURNS: Highest:                   2003                  0.68
 1.54% in 3rd quarter 2000;                    2004                  0.88
 Lowest: 0.14% in 2nd quarter 2004.

-------------------------------------------------------------------------------


 PERFORMANCE TABLE
 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS
 AND DIVIDENDS.

---------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2004)
 Class                     Inception Date      1 Year      5 Years      10 Years          Since Inception

---------------------------------------------------------------------------------------------------------
 Class A                       2/1/95          0.88%        2.48%         n/a                3.73%
 Class B                       2/1/95          0.88%        2.48%         n/a                3.73%

---------------------------------------------------------------------------------------------------------
 Class C*                      2/1/95          0.88%        2.47%         n/a                3.72%
 Class O                      10/2/90          0.88%        2.48%        3.81%                n/a

 The fund's 7-day yield as of December 31, 2004 was 1.73%.

 * Effective April 29, 2004, Class 2 shares were renamed Class C shares.
                                                                                                           COMPARATIVE
                                                                                                           PERFORMANCE
                                                                                                           The table indicates the
                                                                                                           average annual total
                                                                                                           returns of each class
                                                                                                           for the periods shown.



----------------------------------------------------------------------------------------------------------------------------------
 FEE TABLE

---------------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                       CLASS A     CLASS B     CLASS C      CLASS O
 Maximum sales charge on purchases (as a % of        Not         Not         Not          Not
 offering price)                                  applicable  applicable  applicable   applicable

 Maximum deferred sales charge on redemptions        Not         Not         Not          Not
 (as a % of the lower of net asset value at       applicable  applicable  applicable   applicable
 purchase or redemption)
---------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)

   Management fees                                  0.20%       0.20%       0.20%        0.20%

---------------------------------------------------------------------------------------------------------

   Distribution and service (12b-1) fee              Not         Not         Not          Not
                                                  applicable  applicable  applicable   applicable

   Other expenses                                   0.86%       0.86%       0.86%        0.86%

---------------------------------------------------------------------------------------------------------
   Total annual fund operating expenses             1.06%       1.06%       1.06%        1.06%
                                                                                                    FEES AND EXPENSES
                                                                                                    This table sets forth
                                                                                                    the fees and expenses
                                                                                                    you will pay if you
                                                                                                    invest in shares of the
                                                                                                    fund. Because of
                                                                                                    voluntary waivers
                                                                                                    and/or reimbursements,
                                                                                                    actual total operating
                                                                                                    expenses are expected
                                                                                                    to be:
                                                                                                    Class  A: 0.55%
                                                                                                    Class  B: 0.55%
                                                                                                    Class  C: 0.55%
                                                                                                    Class  O: 0.55%
                                                                                                    These waivers or
                                                                                                    reimbursements may be
                                                                                                    reduced or terminated
                                                                                                    at any time.


                              Cash Management Fund
                    Salomon Brothers Investment Series - 17

 EXAMPLE


------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                              $108     $337      $585       $1,294

------------------------------------------------------------------------------------------
 Class B                                               108      337       585        1,294
 Class C                                               108      337       585        1,294

------------------------------------------------------------------------------------------
 Class O                                               108      337       585        1,294
 The example assumes: You invest $10,000 for the period shown.
                      You reinvest all distributions and dividends without a sales charge.
                      The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
                      Your investment has a 5% return each year (the assumption of a 5%
                      return is required by the Securities and Exchange Commission for this example and is not a prediction of future performance).
                      You redeem your shares at the end of the period.
                                                                                               This example helps you
                                                                                               compare the cost of
                                                                                               investing in the fund
                                                                                               with other mutual
                                                                                               funds. Your actual cost
                                                                                               may be higher or lower.





                              Cash Management Fund
                    Salomon Brothers Investment Series - 18

--------------------------------------------------------------------------------
HIGH YIELD BOND FUND
FUND GOALS, STRATEGIES AND RISKS


INVESTMENT               The fund seeks to maximize total return, consistent with the
OBJECTIVE                preservation of
                         capital. This objective may be changed without shareholder approval.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in high yield bonds issued by
 INVESTMENT              U.S. and foreign corporations and foreign governments and
 STRATEGY                their agencies and instrumentalities. Under normal
                         circumstances, the fund invests at least 80% of its assets in high yield bonds and related investments. The fund will limit its investments in emerging market governmental
                         issuers to 35% of its assets.

                         CREDIT QUALITY: High yield bonds are rated below investment grade by a recognized rating agency or, if unrated, of
                         equivalent quality as determined by the manager. Below
                         investment grade securities are commonly referred to as
                         'junk bonds.'

                         DURATION: The fund normally maintains an average portfolio duration of between 3 and 7 years. However, the fund may
                         invest in individual securities of any duration. Duration is an approximate measure of the sensitivity of the market
                         value of the fund's portfolio to changes in interest rates.
-------------------------------------------------------------------------------------
 HOW THE                 Individual security selection is driven by the manager's
 MANAGER                 economic view, industry outlook and credit analysis. The
 SELECTS THE             manager then selects those individual securities that appear
 FUND'S                  to be most undervalued and to offer the highest potential
 INVESTMENTS             returns relative to the amount of credit, interest rate,
                         liquidity and other risk presented by these securities. The manager allocates the fund's investments across a broad
                         range of issuers and industries, which can help to reduce
                         risk.

                         In evaluating the issuer's creditworthiness, the manager employs fundamental analysis and considers the following factors:

                           The strength of the issuer's financial resources;
                           The issuer's sensitivity to economic conditions and
                           trends;
                           The issuer's operating history; and
                           The experience and track record of the issuer's management or political leadership.
-------------------------------------------------------------------------------------
 PRINCIPAL               Investors could lose money on their investment in the fund,
 RISKS OF                or the fund may not perform as well as other investments, if
 INVESTING IN            any of the following occurs:
 THE FUND
                            The issuer of a security owned by the fund defaults on
 Investments in             its obligation to pay principal and/or interest or has its
 high yield                 credit rating downgraded;
 securities                 Interest rates increase, causing the prices of fixed
 involve a                  income securities to decline and reducing the value of the
 substantial risk           fund's portfolio;
 of loss.                   The manager's judgment about the attractiveness, value or
                            credit quality of a particular security or sector or about interest rate trends, proves to be incorrect;
                            During periods of declining interest rates, the issuer of
                            a security prepays principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This
                            is known as call or prepayment risk; or


                              High Yield Bond Fund
                    Salomon Brothers Investment Series - 19

 THIS SECTION               During periods of rising interest rates, the average life
 SUMMARIZES THE FUND'S      of certain types of securities is extended because of slower
 PRINCIPAL INVESTMENT       than expected principal payments. This may lock in a
 STRATEGIES AND THE         below market interest rate, increase the security's
 PRINCIPAL RISKS            duration and reduce the value of the security. This is
 OF INVESTING.              known as extension risk.
 SEE 'MORE ON THE           During periods of low interest rates, the fund's income
 FUNDS' INVESTMENTS         may decrease.
 AND RELATED RISKS' IN
 THIS PROSPECTUS AND     High yield securities are considered speculative and,
 THE STATEMENT OF        compared to investment grade securities, tend to have:
 ADDITIONAL INFORMATION
 FOR MORE INFORMATION       More volatile prices and increased price sensitivity to
 ABOUT THE FUND'S           changing interest rates and to adverse economic and business
 INVESTMENTS AND THE        developments;
 RISKS OF INVESTING         Greater risk of loss due to default or declining credit
                            quality;
                            Greater likelihood that adverse economic or company
                            specific events will make the issuer unable to make interest and/or principal payments; and
                            Greater susceptibility to negative market sentiments
                            leading to depressed prices and decreased liquidity.

                         In addition, investing in foreign issuers, including
                         emerging market issuers, may involve additional risks
                         compared to investing in the securities of U.S. issuers.
                         Some of these risks do not apply to larger, more developed countries.


                              High Yield Bond Fund
                    Salomon Brothers Investment Series - 20

                                             [PERFORMANCE GRAPH]

                                       Calendar years ended    Class A Shares
                                           December 31         % Total Return
                                       --------------------    --------------
 PERFORMANCE                                   1996                21.92           TOTAL RETURN
 The bar chart indicates the risks of          1997                13.03           The bar chart shows the
 investing in the fund by showing              1998                (7.05)          performance of the
 changes in the fund's performance             1999                 7.03           fund's Class A shares
 from year to year.                            2000                (3.59)          for each of the
 Past performance does not                     2001                 4.21           calendar years
 necessarily indicate how the fund             2002                 6.42           indicated. Class B, C,
 will perform in the future.                   2003                23.83           O and Y shares would
 QUARTERLY RETURNS: Highest:                   2004                10.97           have different
 8.47% in 4th quarter 2002;                                                        performance because of
 Lowest: (13.26)% in 3rd quarter                                                   their different
 1998.                                                                             expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.



----------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,      COMPARATIVE
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS     PERFORMANCE
 AND DIVIDENDS.

---------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2004)
                                                                            Since
                                                      1 Year    5 Years   Inception*

---------------------------------------------------------------------------------------
 Class A

   Return Before Taxes                                 5.99%     7.00%        8.54%

   Return After Taxes on Distributions                 3.48%     3.16%        4.35%

   Return After Taxes on Distributions                 3.78%     3.46%        4.59%
   and Sale of Fund Shares

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
 Other Classes

 Class B                                               6.22%     7.08%        8.25%

---------------------------------------------------------------------------------------
 Class C**                                             9.42%     7.46%        8.40%
 Class O                                              11.39%     8.40%        9.37%

---------------------------------------------------------------------------------------
 Class Y                                              11.36%       n/a       15.58%

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
 Citigroup High Yield Market Index                    10.79%     7.22%        8.37%
 (Reflects no deduction for fees, expenses or
 taxes)

   *The inception date is February 22, 1995 for Class A, B, C and O shares and
    April 2, 2003 for Class Y shares. Returns for the Index are for the period beginning February 22, 1995.

  **Effective April 29, 2004, Class 2 shares were renamed Class C shares.

                                                                                         COMPARATIVE
                                                                                         PERFORMANCE
                                                                                         This table compares the
                                                                                         before- and after-tax
                                                                                         average annual total
                                                                                         returns of the fund's
                                                                                         Class A shares for the
                                                                                         periods shown with that
                                                                                         of the Citigroup High
                                                                                         Yield Market Index
                                                                                         ('Citigroup Index'), a
                                                                                         broad-based unmanaged
                                                                                         index of high yield
                                                                                         securities. After-tax
                                                                                         returns for all other
                                                                                         classes will vary.
                                                                                         After-tax returns are
                                                                                         calculated using the
                                                                                         highest historical
                                                                                         individual federal
                                                                                         marginal income tax
                                                                                         rates and do not
                                                                                         reflect the impact of
                                                                                         state and local taxes.
                                                                                         Actual after-tax
                                                                                         returns depend upon an
                                                                                         individual investor's
                                                                                         tax situation and may
                                                                                         differ from those
                                                                                         shown. After-tax
                                                                                         returns shown are not
                                                                                         relevant to investors
                                                                                         who hold their fund
                                                                                         shares through
                                                                                         tax-deferred
                                                                                         arrangements such as
                                                                                         401(k) plans or
                                                                                         individual retirement
                                                                                         accounts. This table
                                                                                         also compares the
                                                                                         before-tax average
                                                                                         annual total returns of
                                                                                         the other fund classes
                                                                                         with the Citigroup
                                                                                         Index. The fund's past
                                                                                         performance, before and
                                                                                         after taxes, is not
                                                                                         necessarily an
                                                                                         indication of how the
                                                                                         fund will perform in
                                                                                         the future.


                              High Yield Bond Fund
                    Salomon Brothers Investment Series - 21

 FEE TABLE

------------------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                 CLASS A      CLASS B      CLASS C      CLASS O      CLASS Y
 Maximum sales charge on purchases (as a %    4.50%*        Not          Not          Not          Not
 of offering price)                                      applicable   applicable   applicable   applicable
 Maximum deferred sales charge on              Not         4.00%        1.00%         Not          Not
 redemptions (as a % of the lower of net    applicable                             applicable   applicable
 asset value at purchase or redemption)

-----------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)
   Management fees                            0.75%        0.75%        0.75%        0.75%        0.75%

-----------------------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee       0.25%        1.00%        0.75%         Not          Not
                                                                                   applicable   applicable
   Other expenses                             0.20%        0.23%        0.20%        0.09%        0.12%

-----------------------------------------------------------------------------------------------------------
   Total annual fund operating expenses       1.20%        1.98%        1.70%        0.84%        0.87%

  *If you buy Class A Shares in amounts of $25,000 or more the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
                                                                                                             FEES AND EXPENSES
                                                                                                             This table sets forth
                                                                                                             the fees and expenses
                                                                                                             you will pay if you
                                                                                                             invest in shares of the
                                                                                                             fund.

------------------------------------------------------------------------------------------------------------------------------------



 EXAMPLE

------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES             1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                          $567      $814     $1,080      $1,839

------------------------------------------------------------------------------------------
 Class B (redemption at end of period)             601       821      1,168       2,010*
 Class B (no redemption)                           201       621      1,068       2,010*

-------------------------------------------------------------------------------------------
 Class C (redemption at end of period)             273       536        923       2,009
 Class C (no redemption)                           173       536        923       2,009

-------------------------------------------------------------------------------------------
 Class O                                            86       268        466       1,037
 Class Y                                            89       278        482       1,073

 The example assumes:  You invest $10,000 for the period shown.
                       You reinvest all distributions and dividends without a sales charge.
                       The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
                       Your investment has a 5% return each year (the assumption of a 5%
                       return is required by the Securities and Exchange Commission for this example and is not a prediction of future performance).
                       You redeem your shares at the end of the period (unless otherwise indicated).
                                                                                            This example helps you
                                                                                            compare the cost of
                                                                                            investing in the fund
                                                                                            with other mutual
                                                                                            funds. Your actual cost
                                                                                            may be higher or lower.


 *Assumes conversion to Class A shares approximately seven years after purchase.

                              High Yield Bond Fund
                    Salomon Brothers Investment Series - 22

--------------------------------------------------------------------------------
INVESTORS VALUE FUND
FUND GOALS, STRATEGIES AND RISKS


INVESTMENT               The primary investment objective of the fund is to seek
OBJECTIVE                long-term growth of
                         capital. Current income is a secondary objective.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in common stocks of established
 STRATEGY                U.S. companies. The fund may also invest in other equity
                         securities. To a lesser degree, the fund may invest in debt securities.
-------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes individual security selection while
 MANAGER                 diversifying the fund's investments across industries, which
 SELECTS THE             may help to reduce risk. The manager focuses on established
 FUND'S                  large capitalization companies (over $5 billion in market
 INVESTMENTS             capitalization), seeking to identify those companies with
                         favorable valuations and attractive growth potential. The
                         manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

                         In selecting individual companies for investment, the
                         manager looks for:
                            Share prices that appear to be temporarily oversold or do
                            not reflect positive company developments;
                            Share prices that appear to undervalue the company's
                            assets, particularly on a sum-of-the-parts basis;
                            Special situations including corporate events, changes in
                            management, regulatory changes or turnaround situations; and
                            Company specific items such as competitive market
                            position, competitive products and services, experienced
                            management team and stable financial condition.
-------------------------------------------------------------------------------------
 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund may not perform as well as other investments,
 THE FUND                if any of the following occurs:
 THIS SECTION               Stock prices decline or perform poorly relative to other
 SUMMARIZES THE FUND'S      types of investments;
 PRINCIPAL INVESTMENT       An adverse event, such as an unfavorable earnings report,
 STRATEGIES AND THE         negatively affects the stock price of a company in which the
 PRINCIPAL RISKS            fund invests;
 OF INVESTING.              Large capitalization stocks or value investing falls out
 SEE 'MORE ON               of favor with investors; or
 THE FUNDS' INVESTMENTS     The manager's judgment about the attractiveness, growth
 AND RELATED RISKS' IN      prospects or potential appreciation of a particular sector
 THIS PROSPECTUS AND        or stock proves to be incorrect.
 THE STATEMENT OF
 ADDITIONAL INFORMATION
 FOR MORE INFORMATION
 ABOUT THE FUND'S
 INVESTMENTS AND THE
 RISKS OF INVESTING


                              Investors Value Fund
                    Salomon Brothers Investment Series - 23

                                           [PERFORMANCE GRAPH]
                                       Calendar years
                                           Ended          Class O Shares
                                         December 31      % Total Return
                                       -------------      --------------
 PERFORMANCE                               1995               35.39               TOTAL RETURN
 The bar chart indicates the risks of      1996               30.56               The bar chart shows the
 investing in the fund by showing          1997               26.47               performance of the
 changes in the fund's performance         1998               15.44               fund's Class O shares
 from year to year.                        1999               11.73               for each of the
 Past performance does not                 2000               15.24               calendar years
 necessarily indicate how the fund         2001               (4.17)              indicated. Class A, B,
 will perform in the future.               2002              (21.57)              C and Y shares would
 QUARTERLY RETURNS: Highest:               2003               32.01               have different
 19.87% in 2nd quarter 2003;               2004               10.83               performance because of
 Lowest: (20.16)% in 3rd quarter                                                  their different
 2002.                                                                            expenses and sales
                                                                                  charges.





----------------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.

--------------------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2004)
                                                                                    Since
                                                   1 year   5 years   10 years   Inception*

--------------------------------------------------------------------------------------------
 Class O

  Return Before Taxes                              10.83%     4.85%    13.83%       n/a

  Return After Taxes on Distributions              10.00%     3.45%    11.13%       n/a

 Return After Taxes on Distributions and Sale of    7.26%     3.46%    10.81%       n/a
 Fund Shares

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 Other Classes

 Class A                                            4.16%     3.33%     n/a          12.91%

--------------------------------------------------------------------------------------------

 Class B                                            4.46%     3.32%     n/a          12.67%

 Class C**                                          8.53%     3.72%     n/a          12.71%

--------------------------------------------------------------------------------------------
 Class Y                                           10.80%    n/a        n/a           3.49%

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 S&P 500 Index                                     10.87%    (2.30)%   12.07%       n/a
 (Reflects no deduction for fees, expenses or
 taxes)
  * The inception date for Class O shares is December 31, 1988. The inception date for
    Class A, B and C shares is January 3, 1995. The inception date for Class Y shares is
    July 16, 2001.

 ** Effective April 29, 2004, Class 2 shares were renamed Class C shares. On February 2,
    2004, the initial sales charge of 1.00% on these shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.

                                                                                               COMPARATIVE
                                                                                               PERFORMANCE
                                                                                               This table compares the
                                                                                               before- and after-tax
                                                                                               average annual total
                                                                                               returns of the fund's
                                                                                               Class O shares for the
                                                                                               periods shown with that
                                                                                               of the S&P 500 Index, a
                                                                                               broad-based unmanaged
                                                                                               index of widely held
                                                                                               common stocks.
                                                                                               After-tax returns for
                                                                                               all other classes will
                                                                                               vary. After-tax returns
                                                                                               are calculated using
                                                                                               the highest historical
                                                                                               individual federal
                                                                                               marginal income tax
                                                                                               rates and do not
                                                                                               reflect the impact of
                                                                                               state and local taxes.
                                                                                               Actual after-tax
                                                                                               returns depend upon an
                                                                                               individual investor's
                                                                                               tax situation and may
                                                                                               differ from those
                                                                                               shown. After-tax
                                                                                               returns shown are not
                                                                                               relevant to investors
                                                                                               who hold their fund
                                                                                               shares through tax-
                                                                                               deferred arrangements
                                                                                               such as 401(k) plans or
                                                                                               individual retirement
                                                                                               accounts. This table
                                                                                               also compares the
                                                                                               before-tax average
                                                                                               annual total returns of
                                                                                               the other fund classes
                                                                                               with the S&P 500 Index.
                                                                                               The fund's past
                                                                                               performance, before and
                                                                                               after taxes, is not
                                                                                               necessarily an
                                                                                               indication of how the
                                                                                               fund will perform in
                                                                                               the future.



                              Investors Value Fund
                    Salomon Brothers Investment Series - 24

 FEE TABLE


----------------------------------------------------------------------------------------------------------

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                              CLASS A     CLASS B     CLASS C     CLASS O      CLASS Y

 Maximum sales charge on purchases (as     5.75%*       Not         Not         Not          Not
 a % of offering price)                              applicable  applicable  applicable   applicable

 Maximum deferred sales charge on           Not        5.00%       1.00%        Not          Not
 redemptions (as a % of the lower of     applicable                          applicable   applicable
 net asset value at purchase or
 redemption)

----------------------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)

   Management fees**                       0.52%       0.52%       0.52%       0.52%        0.52%

----------------------------------------------------------------------------------------------------------

   Distribution and service (12b-1) fee    0.25%       1.00%       1.00%        Not          Not
                                                                             applicable   applicable

   Other expenses                          0.11%       0.26%       0.23%       0.08%        0.05%

----------------------------------------------------------------------------------------------------------

   Total annual fund operating expenses    0.88%       1.78%       1.75%       0.60%        0.57%

  *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy
   Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

 **The fund has a management fee schedule that reduces the management fee as fund assets increase as follows: 0.65% on average daily net assets up to $350 million, 0.55% on average daily net assets between $350 million and $500 million, 0.525% on average daily net assets between $500 million and $750 million and 0.50% on average daily net assets between $750 million and $1 billion and
   0.45% on average daily net assets over $1 billion. In addition to the base fee, the fee increases or decreases based on the performance of the fund as compared to the S&P 500 Index.

                                                                                                       FEES AND EXPENSES
                                                                                                       This table sets forth
                                                                                                       the fees and expenses
                                                                                                       you will pay if you
                                                                                                       invest in shares of the
                                                                                                       fund.

------------------------------------------------------------------------------------------------------------------------------


 EXAMPLE


-------------------------------------------------------------------------------------------------

 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS

 Your costs would be

 Class A                                            $660      $840     $1,035      $1,597

-------------------------------------------------------------------------------------------------
 Class B (redemption at end of period)               681       860      1,064       1,746*

 Class B (no redemption)                             181       560        964       1,746*

-------------------------------------------------------------------------------------------------
 Class C (redemption at end of period)               278       551        949       2,062

 Class C (no redemption)                             178       551        949       2,062

-------------------------------------------------------------------------------------------------
 Class O                                              61       192        335         750

 Class Y                                              58       183        318         714




The example assumes:  You invest $10,000 for the period shown.
                      You reinvest all distributions and dividends without a sales charge.
                      The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
                      Your investment has a 5% return each year (the assumption of a
                      5% return is required by the Securities and Exchange Commission for this example and is not a prediction of future performance).
                      You redeem your shares at the end of the period
                      (unless otherwise indicated).

                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.

 *Assumes conversion to Class A shares approximately seven years after purchase.



                              Investors Value Fund
                    Salomon Brothers Investment Series - 25

--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
FUND GOALS, STRATEGIES AND RISKS


INVESTMENT               The fund seeks long-term growth of capital. This objective
OBJECTIVE                may be changed
                         without shareholder approval.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests, under normal circumstances, at least 80%
 INVESTMENT              of its assets in equity securities of companies with large
 STRATEGY                market capitalizations and related investments. The fund
                         considers large capitalization companies to be companies that, at the time of purchase, have total market capitalizations similar to companies in the Russell 1000 Index. As of
                         March 31, 2005, the market capitalization of companies
                         included in the Russell 1000 Index ranged from
                         approximately $.50 billion to $390 billion. Securities of
                         companies whose market capitalizations no longer meet this definition after purchase by a fund still will be considered securities of large capitalization companies for purposes of the fund's 80% investment policy.

                         The fund's equity securities consist primarily of common stocks.
                         The fund may also invest in preferred stocks, warrants and securities convertible into common stocks. The fund may invest up to 15% of its assets in securities of foreign issuers.
-------------------------------------------------------------------------------------
 HOW THE                 The manager seeks to create a diversified portfolio of well established
 MANAGER                 large capitalization companies with a proven track record of consistent,
 SELECTS THE             above average earnings and revenue growth, solid prospects for continued
 FUND'S                  superior growth, and an effective management team committed to these
 INVESTMENTS             goals.

                         The manager incorporates quantitative analysis, multi-factor screens and models, as well as fundamental stock research to identify high quality, large companies that exhibit the potential for sustainable growth. In selecting individual companies for investment, the manager screens companies on the following factors:

                          Earnings per share growth;
                          Earnings per share growth consistency;
                          Sales growth;
                          Return on shareholder equity; and
                          Strength of balance sheet.


                             Large Cap Growth Fund
                    Salomon Brothers Investment Series - 26

 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund may not perform as well as other investments, if
 THE FUND                any of the following occurs:
 THIS SECTION               U.S. stock markets decline or perform poorly relative to
 SUMMARIZES THE FUND'S      other types of investments;
 PRINCIPAL INVESTMENT       An adverse event, such as an unfavorable earnings report,
 STRATEGIES AND THE         negatively affects the stock price of a company in which the
 PRINCIPAL RISKS OF         fund invests;
 INVESTING. SEE             Large capitalization stocks or growth stocks fall out of
 'MORE ON THE FUNDS'        favor with investors; or
 INVESTMENTS AND            The manager's judgment about the attractiveness, growth
 RELATED RISKS' IN THIS     prospects or potential appreciation of a particular sector
 PROSPECTUS AND THE         or stock proves to be incorrect.
 STATEMENT OF            The market prices of companies believed to have good prospects
 ADDITIONAL INFORMATION  for revenues and earnings growth tend to reflect those
 FOR MORE INFORMATION    expectations. When it appears those expectations will not be
 ABOUT THE FUND'S        met, the prices of growth securities typically fall.
 INVESTMENTS AND THE
 RISKS OF INVESTING


                             Large Cap Growth Fund
                    Salomon Brothers Investment Series - 27

                                         [PERFORMANCE GRAPH]

                                      Calendar years ended  Class A Shares
                                          December 31       % Total Return
                                      --------------------  --------------
 PERFORMANCE                                 2000               (15.99)         TOTAL RETURN
 The bar chart indicates the risks of        2001               (12.27)         The bar chart shows the
 investing in the fund by showing            2002               (25.43)         performance of the
 changes in the fund's performance           2003                21.37          fund's Class A shares
 from year to year.                          2004                (1.34)         for each of the
 Past performance does not                                                      calendar years
 necessarily indicate how the fund                                              indicated. Class B, C
 will perform in the future.                                                    and O shares would have
                                                                                different performance
 QUARTERLY RETURNS: Highest:                                                    because of their
 11.08% in 4th quarter 2001;                                                    different expenses. The
 Lowest: (17.53)% in 2nd                                                        performance information
 quarter 2002.                                                                  in the chart does not
                                                                                reflect sales charges,
                                                                                which would reduce your
                                                                                return.



----------------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.

---------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2004)
                                                                                    Since
                                                             1 Year    5 Years    Inception*

---------------------------------------------------------------------------------------------
 Class A
   Return Before Taxes                                       (6.97)%   (9.11)%     (6.82)%

   Return After Taxes on Distributions                       (6.97)%   (9.13)%     (6.84)%

   Return After Taxes on Distributions and
   Sale of Fund Shares                                       (4.53)%   (7.51)%     (5.67)%

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
 Other Classes

 Class B                                                     (6.98)%   (9.09)%     (6.63)%

---------------------------------------------------------------------------------------------
 Class C**                                                   (3.19)%   (8.71)%     (6.45)%

 Class O                                                     (1.21)%   (8.03)%     (5.75)%

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
 Russell 1000 Growth Index                                    6.30%        n/a     (5.30)%
 (Reflects no deduction for fees, expenses or taxes)

 * The inception date for Class A, B and C shares is October 25, 1999; the inception date for Class O shares is October 26, 1999. Return for the index is for the period beginning on October 25, 1999.

** Effective April 29, 2004, Class 2 shares were renamed Class C shares. On February 2,
   2004, the initial sales charge of 1.00% on these shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.
                                                                                               COMPARATIVE
                                                                                               PERFORMANCE
                                                                                               This table compares the
                                                                                               before- and after-tax
                                                                                               average annual total
                                                                                               returns of the fund's
                                                                                               Class A shares for the
                                                                                               periods shown with that
                                                                                               Russell 1000 Growth
                                                                                               Index, a broad-based
                                                                                               unmanaged index
                                                                                               representing the
                                                                                               large-cap growth
                                                                                               segment of the U.S.
                                                                                               equity universe.
                                                                                               After-tax returns for
                                                                                               all other classes will
                                                                                               vary. After-tax returns
                                                                                               are calculated using
                                                                                               the highest historical
                                                                                               individual federal
                                                                                               marginal income tax
                                                                                               rates and do not
                                                                                               reflect the impact of
                                                                                               state and local taxes.
                                                                                               Actual after-tax
                                                                                               returns depend upon an
                                                                                               individual investor's
                                                                                               tax situation and may
                                                                                               differ from those
                                                                                               shown. After-tax
                                                                                               returns shown are not
                                                                                               relevant to investors
                                                                                               who hold their fund
                                                                                               shares through
                                                                                               tax-deferred
                                                                                               arrangements such as
                                                                                               401(k) plans or
                                                                                               individual retirement
                                                                                               accounts. This table
                                                                                               also compares the
                                                                                               before-tax average
                                                                                               annual total returns of
                                                                                               the other fund classes
                                                                                               with the Russell 1000
                                                                                               Growth Index. The
                                                                                               fund's past
                                                                                               performance, before and
                                                                                               after taxes, is not
                                                                                               necessarily an
                                                                                               indication of how the
                                                                                               fund will perform in
                                                                                               the future.


                             Large Cap Growth Fund
                    Salomon Brothers Investment Series - 28

FEE TABLE

-------------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                         CLASS A     CLASS B     CLASS C      CLASS O
 Maximum sales charge on purchases (as a % of         5.75%*       Not         Not          Not
 offering price)                                                applicable  applicable   applicable

 Maximum deferred sales charge on redemptions (as      Not        5.00%       1.00%         Not
 a % of the lower of net asset value at purchase    applicable                           applicable
 or redemption)

------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)
   Management fees**                                  0.70%       0.70%       0.70%        0.70%

------------------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee               0.25%       1.00%       1.00%         Not
                                                                                         applicable
   Other expenses'D'                                  2.03%       2.10%       2.13%        2.09%

------------------------------------------------------------------------------------------------------
   Total annual fund operating expenses               2.98%       3.80%       3.83%        2.79%

    * If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy
      Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge)
      but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

   ** The fund has a management fee payable in accordance with the following fee schedule: 0.70% on average daily net assets up to and including $5 billion; 0.70% on average daily net assets over
      $5 billion and up to and including $7.5 billion; 0.675% on average daily net assets over $7.5 billion up to and including $10 billion and 0.65% on average daily net assets in excess of
      $10 billion. The management fee information in the table has been restated
      to reflect the current management fee, as it was changed effective
      March 1, 2004 and August 1, 2004.

  'D' Effective August 1, 2004, the fund has an administration fee breakpoint schedule set forth as follows: 0.05% on average daily net assets up to and including $5 billion; 0.025% on average daily net assets over $5 billion and up to and including $10 billion; and 0% on average daily net assets in excess of $10 billion. Prior to August 1, 2004, the fund paid an administration fee of 0.05% of fund's average daily net assets.

                                                                                                      FEES AND EXPENSES

                                                                                                      This table sets forth
                                                                                                      the fees and expenses
                                                                                                      you will pay if you
                                                                                                      invest in shares of the
                                                                                                      fund. Because of
                                                                                                      voluntary waivers
                                                                                                      and/or reimbursements,
                                                                                                      actual total annual
                                                                                                      fund operating expenses
                                                                                                      are expected to be:

                                                                                                       Class A: 1.45%
                                                                                                       Class B: 2.20%
                                                                                                       Class C: 2.20%
                                                                                                       Class O: 1.20%

                                                                                                      These waivers and/or
                                                                                                      reimbursements may be
                                                                                                      reduced or terminated
                                                                                                      at any time.

                                                                                                      Effective August 1,
                                                                                                      2004, the fund
                                                                                                      implemented a new
                                                                                                      management fee schedule
                                                                                                      that reduces the
                                                                                                      management fee rate as
                                                                                                      fund assets increase.

-----------------------------------------------------------------------------------------------------------------------------


EXAMPLE

-------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be

 Class A                                            $859     $1,443    $2,052      $3,684

-------------------------------------------------------------------------------------------
 Class B (redemption at end of period)               882      1,461     2,058       3,776*
 Class B (no redemption)                             382      1,161     1,958       3,776*

-------------------------------------------------------------------------------------------
 Class C (redemption at end of period)               485      1,169     1,972       4,062
 Class C (no redemption)                             385      1,169     1,972       4,062

-------------------------------------------------------------------------------------------
 Class O                                             282        865     1,474       3,119

 The example assumes:  You invest $10,000 for the period shown.
                       You reinvest all distributions and dividends without a sales charge.
                       The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
                       Your investment has a 5% return each year (the assumption of a 5%
                       return is required by the Securities and Exchange Commission for this example and is not a prediction of future performance).
                       You redeem your shares at the end of the period (unless otherwise indicated).

 *Assumes conversion to Class A shares approximately seven years after purchase.
                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.


                             Large Cap Growth Fund
                    Salomon Brothers Investment Series - 29

--------------------------------------------------------------------------------
MID CAP FUND
FUND GOALS, STRATEGIES AND RISKS


 INVESTMENT              The fund seeks long-term growth of capital. This objective
 OBJECTIVE               may be changed
                         without shareholder approval.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in equity securities of medium
 STRATEGY                sized companies. Under normal circumstances, the fund
                         invests at least 80% of its assets in these securities and related investments. A company is considered medium sized if its market capitalization at the time of purchase is at
                         least $1 billion and not exceeding (i) $10 billion or (ii)
                         the highest month-end market capitalization value of any
                         stock in the Russell Mid Cap Index for the previous 12
                         months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered to be
                         securities of mid capitalization companies for purposes of the fund's 80% investment policy. As of March 31, 2005, the
                         Index included companies with market capitalizations between
                         $500 million and $36.9 billion. The size of companies in
                         the Index changes with market conditions and the composition of the Index. The fund's equity securities may include
                         common stocks, securities convertible into common stocks,
                         preferred stocks and warrants.
-------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes medium sized U.S. companies with good
 MANAGER                 prospects for revenue and earnings growth that meet the
 SELECTS THE             manager's valuation criteria. In selecting investments, the
 FUND'S                  manager looks for issuers that are among the leaders in
 INVESTMENTS             their industries.
                         The manager generally uses a 'bottom-up' approach when
                         selecting securities for the fund. This means that the
                         manager looks primarily at individual companies against the context of broader market forces.
-------------------------------------------------------------------------------------
 PRINCIPAL               Investors could lose money on their investment in the fund,
 RISKS OF                or the fund may not perform as well as other investments, if
 INVESTING IN            any of the following occurs:
 THE FUND                   Stock prices decline generally or stocks perform poorly
 THIS SECTION               relative to other types of investments;
 SUMMARIZES THE FUND'S      Medium capitalization stocks or growth stocks fall out of
 PRINCIPAL INVESTMENT       favor with investors;
 STRATEGIES AND THE         Recession or adverse economic trends adversely affect the
 PRINCIPAL RISKS OF         earnings or financial condition of companies in which the
 INVESTING. SEE 'MORE       fund invests;
 ON THE FUNDS'              The manager's judgment about the attractiveness, growth
 INVESTMENTS AND            prospects or potential appreciation of a particular stock or
 RELATED RISKS' IN THIS     sector proves to be incorrect; or
 PROSPECTUS AND THE         There is greater volatility of share price because of the
 STATEMENT OF               fund's focus on medium sized companies.
 ADDITIONAL INFORMATION  Compared to large cap companies, medium sized companies and
 FOR MORE INFORMATION    the market for their equity securities are more likely to:
 ABOUT THE FUND'S           Have more limited product lines, capital resources and
 INVESTMENTS AND THE        management depth;
 RISKS OF INVESTING         Experience sharper swings in market values; and
                            Be harder to sell at the times and prices the manager
                            believes appropriate.
                         The market prices of companies believed to have good
                         prospects for revenue and earnings growth tend to reflect
                         those expectations. When it appears those expectations will not be met, the prices of these securities typically fall.


                                  Mid Cap Fund
                    Salomon Brothers Investment Series - 30

 PERFORMANCE
 The fund was organized in September 2001, and the information in the bar chart and table prior to that date is based on the performance of the fund's predecessor, the Common Stock Fund, which transferred its portfolio securities to the fund when the fund commenced operations in exchange for Class O shares of the fund. The Common Stock Fund was a subtrust of The Collective Trust for Citibank's Business and Professional Retirement Plan, which was a collective trust managed by Citibank, N.A. (an affiliate of the fund's investment manager) since the trust's inception. The fund is managed in a manner that is in all material respects equivalent to the management of the Common Stock Fund. The total returns in the bar chart and the table have been adjusted to reflect the estimated total annual operating expenses of the share class indicated.

 The Common Stock Fund was not subject to certain investment limitations, diversification requirements and other requirements under the Investment Company Act of 1940 and the Internal Revenue Code that the fund is subject to, which, had they applied, might have adversely affected performance.



                                       Calendar years
                                           Ended              Class A Shares
                                        December 31           % Total Return
                                       ---------------        --------------
 The bar chart indicates the risks of      1995                   31.89            TOTAL RETURN
 investing in the fund by showing          1996                   19.24            The bar chart shows the
 changes in the fund's performance         1997                   32.84            performance of the
 from year to year.                        1998                   14.54            fund's Class A shares
 Past performance does not                 1999                   28.47            and its predecessor
 necessarily indicate how the fund         2000                   26.30            fund for each of the
 will perform in the future.               2001                   (6.87)           calendar years
 QUARTERLY RETURNS:                        2002                  (19.98)           indicated. Class B, C
 Highest: 26.16% in                        2003                   28.15            and O shares would have
 4th quarter 1999;                         2004                   13.38            different performance
 Lowest: (18.00)% in 3rd quarter                                                   because of their
 1998.                                                                             different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.
----------------------------------------------------------------------------------------------------------




 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS
 AND DIVIDENDS.

--------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2004)*

                                                         1 Year    5 Years    10 Years

--------------------------------------------------------------------------------------
 Class A
   Return Before Taxes                                     6.86%     5.19%      4.75%
   Return After Taxes on Distributions                     6.86%        **         **
   Return After Taxes on Distributions                     4.46%        **         **
   and Sale of Fund Shares
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
 Other Classes
 Class B                                                   7.55%     5.37%     14.60%

--------------------------------------------------------------------------------------
 Class C***                                               11.56%       n/a      5.25%
 Class O                                                  13.87%     6.88%     15.91%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
 S&P MidCap 400 Index                                     16.48%     9.54%     16.10%
 (Reflects no deduction for fees, expenses or taxes)

 * Total returns for periods prior to class inception are based on the performance of other classes and for periods prior to September, 2001 are based on the performance of the fund's predecessor, the Common Stock Fund, each as adjusted to reflect the estimated total operating expenses and sales charges of the applicable class of the fund. The inception date for Class A shares is November 30, 2001; for Class B shares is December 18, 2001; for Class C shares is May 7, 2002; and for Class O shares is
   September 10, 2001.
 ** After tax information for the 5 and 10 year periods is not provided because those periods reflect the performance of the fund's predecessor, the Common Stock Fund, which was subject to different tax treatment.
*** Effective April 29, 2004, Class 2 shares were renamed Class C shares. On
    February 2, 2004, the initial sales charge of 1.00% on these shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.

                                                                                          COMPARATIVE PERFORMANCE
                                                                                          This table compares the
                                                                                          before- and after-tax
                                                                                          average annual total
                                                                                          returns of the fund's
                                                                                          Class A shares for the
                                                                                          periods shown with that
                                                                                          of the S&P MidCap 400
                                                                                          Index, a broad-based
                                                                                          unmanaged
                                                                                          capitalization-
                                                                                          weighted index of
                                                                                          medium capitalization
                                                                                          stocks. After-tax
                                                                                          returns for all other
                                                                                          classes vary. After-tax
                                                                                          returns are calculated
                                                                                          using the highest
                                                                                          historical individual
                                                                                          federal marginal income
                                                                                          tax rates and do not
                                                                                          reflect the impact of
                                                                                          state and local taxes.
                                                                                          Actual after-tax
                                                                                          returns depend upon an
                                                                                          individual investor's
                                                                                          tax situation and may
                                                                                          differ from those
                                                                                          shown. After-tax
                                                                                          returns shown are not
                                                                                          relevant to investors
                                                                                          who hold their fund
                                                                                          shares through tax-
                                                                                          deferred arrangements
                                                                                          such as 401(k) plans or
                                                                                          individual retirement
                                                                                          accounts. This table
                                                                                          also compares the
                                                                                          before-tax average
                                                                                          annual total returns of
                                                                                          the other fund classes
                                                                                          with the S&P
                                                                                          MidCap 400 Index. The
                                                                                          fund's past
                                                                                          performance, before and
                                                                                          after taxes, is not
                                                                                          necessarily an
                                                                                          indication of how the
                                                                                          fund will perform in
                                                                                          the future.



                                  Mid Cap Fund
                    Salomon Brothers Investment Series - 31

 FEE TABLE


----------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                  CLASS A      CLASS B      CLASS C      CLASS O
 Maximum sales charge on purchases (as a %     5.75%*        Not          Not          Not
 of offering price)                                       applicable   applicable   applicable

 Maximum deferred sales charge on               Not         5.00%        1.00%         Not
 redemptions (as a % of the lower of net     applicable                             applicable
 asset value at purchase or redemption)
----------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)

   Management fees                             0.75%        0.75%        0.75%        0.75%

----------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee        0.25%        1.00%        1.00%         Not
                                                                                    applicable
   Other expenses                              1.08%        0.88%        0.92%        0.78%

----------------------------------------------------------------------------------------------
   Total annual fund operating expenses        2.08%        2.63%        2.67%        1.53%
  *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                                 FEES AND EXPENSES
                                                                                                 This table sets forth
                                                                                                 the fees and expenses
                                                                                                 you will pay if you
                                                                                                 invest in shares of the
                                                                                                 fund. Because of
                                                                                                 voluntary waivers
                                                                                                 and/or reimbursements,
                                                                                                 actual total annual
                                                                                                 fund operating expenses
                                                                                                 are expected to be:
                                                                                                 Class A: 1.50%
                                                                                                 Class B: 2.25%
                                                                                                 Class C: 2.25%
                                                                                                 Class O: 1.08%
                                                                                                 These waivers and/or
                                                                                                 reimbursements may be
                                                                                                 reduced or terminated
                                                                                                 at any time.

------------------------------------------------------------------------------------------------------------------------


 EXAMPLE


----------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES             1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                          $774     $1,189    $1,629      $2,847

----------------------------------------------------------------------------------------------
 Class B (redemption at end of period)             766      1,117     1,495       2,769*
 Class B (no redemption)                           266        817     1,395       2,769*

----------------------------------------------------------------------------------------------
 Class C (redemption at end of period)             370        829     1,415       3,003
 Class C (no redemption)                           270        829     1,415       3,003

----------------------------------------------------------------------------------------------
 Class O                                           156        483       834       1,824
----------------------------------------------------------------------------------------------
The example assumes: You invest $10,000 for the period shown.
                     You reinvest all distributions and dividends without a sales charge.
                     The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
                     Your investment has a 5% return each year (the assumption of a 5%
                     return is required by the Securities and Exchange Commission for this example and is not a prediction of future performance).
                     You redeem your shares at the end of the period
                     (unless otherwise indicated).
                                                                                             This example helps you
                                                                                             compare the cost of
                                                                                             investing in the fund
                                                                                             with other mutual
                                                                                             funds. Your actual cost
                                                                                            may be higher or lower.


 *Assumes conversion to Class A shares approximately seven years after purchase.



                                  Mid Cap Fund
                    Salomon Brothers Investment Series - 32

--------------------------------------------------------------------------------
NATIONAL TAX FREE BOND FUND
FUND GOALS, STRATEGIES AND RISKS

INVESTMENT               The fund seeks to maximize total return, consistent with the
OBJECTIVE                preservation of capital. This objective may be changed
                         without shareholder approval.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in investment grade municipal
 STRATEGY                obligations issued by a variety of states and localities
                         that pay interest that is exempt from federal income taxes, including the federal alternative minimum tax. These
                         obligations may include obligations of Puerto Rico and other
                         U.S. territories. Under normal market conditions, the fund invests at least 80% of its assets in municipal obligations that pay interest that is exempt from federal personal
                         income taxes, including the federal alternative minimum tax.
                         Municipal obligations are debt securities issued by states, cities, towns and other public entities and qualifying
                         issuers. The fund may invest directly in municipal
                         obligations or in participation or other interests in
                         municipal obligations.

                         Subject to the 80% policy, the fund may also invest in
                         municipal obligations that are exempt from federal personal income taxes but that are subject to the federal alternative minimum tax. Although the fund seeks to minimize risk by
                         investing in municipal securities from a number of different states and localities, the fund may, from time to time,
                         invest over 25% of its assets in municipal securities from one state or region. The fund may also invest in short-term debt securities that pay interest that is subject to federal personal income taxes.

                         The fund may use futures contracts, a common form of
                         derivative, in order to protect (or 'hedge') against changes in interest rates or to manage the maturity or duration of fixed income securities.

                         MATURITY: The fund may invest in obligations with any
                         maturity. However, the fund's dollar-weighted average
                         maturity is normally expected to be in a long-term range
                         (between 10 and 30 years). For strategic purposes, however, the fund may invest so that the dollar-weighted average
                         maturity of the securities held by the fund is under 10
                         years.
-------------------------------------------------------------------------------------
 HOW THE                 When selecting securities for the fund and managing the
 MANAGER                 portfolio, the manager looks for both income and potential
 SELECTS THE             for gain.
 FUND'S                  The fund is managed using a combination of qualitative and
 INVESTMENTS             quantitative analysis. The manager decides which securities to purchase by first developing an interest rate forecast
                         and analysis of general economic conditions throughout the
                         United States. Then the manager compares specific regions
                         and sectors to identify broad segments of the municipal
                         market poised to benefit in this environment. The manager
                         also closely studies the yields and other characteristics of specific issues to identify attractive opportunities. The
                         manager uses a geographically diversified approach, seeking a portfolio of bonds representing a wide range of sectors, maturities and regions. The manager uses this same approach when deciding which securities to sell. Securities are sold when the fund needs cash to meet redemptions, or when the
                         manager believes that better opportunities exist or that the security no longer fits within the manager's overall
                         strategies for achieving the fund's investment objective.

                          National Tax Free Bond Fund
                    Salomon Brothers Investment Series - 33

 PRINCIPAL               Investors could lose money on their investment in the fund,
 RISKS OF                the fund's income may go down, or the fund may not perform
 INVESTING IN            as well as other investments if any of the following occurs:
 THE FUND                   Interest rates go up, causing the prices of fixed income
 The fund is not            securities to decline and reducing the value of the
 diversified, which         fund's investments;
 means that it can          The issuer of a security owned by the fund defaults on
 invest a relatively        its obligations to pay principal and/or interest or has
 high percentage of its     its credit rating downgraded;
 assets in the              During periods of declining interest rates, the issuer of
 obligations of a           a security prepays principal earlier than scheduled,
 limited number of          forcing the fund to reinvest in lower yielding securities.
 issuers, including         This is known as call or prepayment risk;
 issuers that derive        During periods of rising interest rates, the average life
 income from similar        of certain types of securities is extended because of
 projects or that are       fewer than expected principal prepayments. This may lock
 otherwise related. As      in a below market interest rate, increase the securities'
 a result, many             duration and reduce the value of a security. This is
 securities held by the     known as extension risk;
 fund may be adversely      The fund invests new cash or the proceeds from matured,
 affected by a              traded or called bonds at market interest rates that are
 particular single          below the portfolio's current earnings rate; or
 economic, business,        The manager's judgment about the attractiveness, value or
 regulatory or              credit quality of a particular security, sector or
 political event. You       interest rate trends proves to be incorrect.
 should consider the     The national economy and the economies of many of the states
 greater risk inherent   have experienced downturns with decreasing revenues and
 in these policies when  budget shortfalls. Local governments are experiencing
 compared with a more    difficulties as states facing declining revenues and in some
 diversified mutual      cases reduced federal aid have in turn curtailed aid to
 fund.                   local governments. These and other factors may affect the
                         market value of municipal obligations held by the fund, the marketability of such obligations, and the ability of
                         municipal issuers to make timely payments of interest and
                         principal.
                         Some of the fund's income distributions may be subject to
                         federal income or alternative minimum taxes. Generally, the fund's income distributions will be subject to applicable
                         state and local taxes. The fund's capital gains
                         distributions, if any, will also be subject to taxation.
 THIS SECTION
 SUMMARIZES THE FUND'S
 PRINCIPAL INVESTMENT
 STRATEGIES AND THE
 PRINCIPAL RISKS OF
 INVESTING. SEE 'MORE
 ON THE FUNDS'
 INVEST MENTS AND
 RELATED RISKS' IN
 THIS PROSPECTUS AND
 THE STATEMENT OF
 ADDITIONAL INFORMATION
 FOR MORE  INFORMATION
 ABOUT THE FUND'S
 INVESTMENTS AND THE
 RISKS OF INVESTING
-------------------------------------------------------------------------------------


                          National Tax Free Bond Fund
                    Salomon Brothers Investment Series - 34


                                                 [PERFORMANCE GRAPH]

                                        Calendar years ended   Class A Shares
                                            December 31        % Total Return
                                        -------------------    --------------
 PERFORMANCE                                  1996                  3.31           TOTAL RETURN
 The bar chart indicates the risks of         1997                 11.45           The bar chart shows the
 investing in the fund by showing             1998                 10.05           performance of the
 changes in the fund's performance            1999                 (3.86)          fund's Class A shares
 from year to year.                           2000                 12.10           for each of the
 Past performance does not                    2001                  3.39           calendar years
 necessarily indicate how the fund            2002                 10.41           indicated. Class B, C
 will perform in the future.                  2003                  5.07           and O shares would have
 QUARTERLY RETURNS:                           2004                  3.28           different performance
 Highest: 5.42% in 3rd                                                             because of their
 quarter 2002;                                                                     different expenses. The
 Lowest: (2.92)% in                                                                performance information
 2nd quarter 2004.                                                                 in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.



-------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.

----------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2004)
                                                                               Since
                                                          1 Year    5 Years   Inception*

----------------------------------------------------------------------------------------
 Class A

   Return Before Taxes                                    (0.88)%    5.92%       6.11%

   Return After Taxes on Distributions                    (0.88)%    5.92%       6.10%

   Return After Taxes on Distributions                    (0.69)%    5.71%       5.93%
   and Sale of Fund Shares

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
 Other Classes
 Class B                                                  (1.47)%    n/a         4.09%

----------------------------------------------------------------------------------------
 Class C**                                                  1.85%    n/a         4.80%

 Class O                                                    3.54%    n/a         5.59%

----------------------------------------------------------------------------------------
 Lehman Brothers Municipal 4 Years Plus Bond Index          4.98%    7.73%         ***
 (Reflects no deduction for fees, expenses or taxes)

 Lehman Brothers Municipal Bond Index                       4.48%    7.20%         ***
 (Reflects no deduction for fees, expenses or taxes)

   * The inception date for Class A shares is August 17, 1995; all outstanding fund shares were designated Class A shares on July 12, 2001. Prior to that date, fund shares were sold without a sales charge. The returns in the table have been adjusted to reflect the maximum front-end sales charge currently applicable to Class A shares. The inception date for Class B shares is October 12, 2001; the inception date for Class C and O shares is November 19, 2001.

  ** Effective April 29, 2004, Class 2 shares were renamed Class C shares.

 *** Information for this period is unavailable.
                                                                                            COMPARATIVE
                                                                                            PERFORMANCE
                                                                                            This table compares the
                                                                                            before- and after-tax
                                                                                            average annual total
                                                                                            returns of the fund's
                                                                                            Class A shares for the
                                                                                            periods shown with that
                                                                                            of the Lehman Brothers
                                                                                            Municipal 4 Years Plus
                                                                                            Bond Index, a
                                                                                            broad-based unmanaged
                                                                                            index of municipal
                                                                                            bonds with a maturity
                                                                                            of greater than four
                                                                                            years and the Lehman
                                                                                            Brothers Municipal Bond
                                                                                            Index, a broad-based
                                                                                            unmanaged index of
                                                                                            municipal bonds. After-tax
                                                                                            returns for all other
                                                                                            classes will vary.
                                                                                            After-tax returns are
                                                                                            calculated using the
                                                                                            highest historical
                                                                                            individual federal
                                                                                            marginal income tax
                                                                                            rates and do not
                                                                                            reflect the impact of
                                                                                            state and local taxes.
                                                                                            Actual after-tax
                                                                                            returns depend upon an
                                                                                            individual investor's
                                                                                            tax situation and may
                                                                                            differ from those
                                                                                            shown. After-tax
                                                                                            returns shown are not
                                                                                            relevant to investors
                                                                                            who hold their fund
                                                                                            shares through
                                                                                            tax-deferred
                                                                                            arrangements such as
                                                                                            401(k) plans or
                                                                                            individual retirement
                                                                                            accounts. This table
                                                                                            also compares the
                                                                                            before-tax average
                                                                                            annual total returns of
                                                                                            the other fund classes
                                                                                            with the Lehman
                                                                                            Brothers California 4
                                                                                            Years Plus Index and the
                                                                                            Lehman Brothers Municipal
                                                                                            Bond Index. The fund's past
                                                                                            performance, before and
                                                                                            after taxes, is not
                                                                                            necessarily an
                                                                                            indication of how the
                                                                                            fund will perform in
                                                                                            the future.


                          National Tax Free Bond Fund
                    Salomon Brothers Investment Series - 35

 FEE TABLE


 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                               CLASS A     CLASS B     CLASS C      CLASS O
 Maximum sales charge on purchases (as a    4.00%*       Not         Not          Not
 % of offering price)                                 applicable  applicable   applicable

 Maximum deferred sales charge on            Not        4.00%       1.00%         Not
 redemptions (as a % of the lower of net  applicable                           applicable
 asset value at purchase or redemption)

-----------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)
   Management fees                          0.50%       0.50%       0.50%        0.50%

-----------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee     0.25%       1.00%       0.75%         Not
                                                                               applicable
   Other expenses                           0.51%       0.51%       0.51%        0.51%

-----------------------------------------------------------------------------------------
   Total annual fund operating expenses     1.26%       2.01%       1.76%        1.01%

  *If you buy Class A Shares in amounts of $50,000 or more, the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                            FEES AND EXPENSES
                                                                                            This table sets forth
                                                                                            the fees and expenses
                                                                                            you will pay if you
                                                                                            invest in shares of the
                                                                                            fund. Because of
                                                                                            voluntary waivers
                                                                                            and/or reimbursements,
                                                                                            actual total annual
                                                                                            fund operating expenses
                                                                                            are expected to be:
                                                                                             Class  A: 0.75%
                                                                                             Class  B: 1.50%
                                                                                             Class  C: 1.25%
                                                                                             Class O: 0.50%
                                                                                            These waivers and/or
                                                                                            reimbursements may be
                                                                                            reduced or terminated
                                                                                            at any time.


--------------------------------------------------------------------------------

 EXAMPLE


-----------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES            1 YEAR      3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                          $523       $784     $1,064      $1,862

-----------------------------------------------------------------------------------------
 Class B (redemption at end of period)             604        830      1,183       2,054*
 Class B (no redemption)                           204        630      1,083       2,054*

-----------------------------------------------------------------------------------------
 Class C (redemption at end of period)             279        554        954       2,073
 Class C (no redemption)                           179        554        954       2,073

-----------------------------------------------------------------------------------------
 Class O                                           103        322        558       1,236

 The example assumes: You invest $10,000 for the period shown.
                      You reinvest all distributions and dividends without a sales charge.
                      The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
                      Your investment has a 5% return each year (the assumption of a 5%
                      return is required by the Securities and Exchange Commission for this example and is not a prediction of future performance).
                      You redeem your shares at the end of the period (unless otherwise indicated).
                                                                                             This example helps you
                                                                                             compare the cost of
                                                                                             investing in the fund
                                                                                             with other mutual
                                                                                             funds. Your actual
                                                                                             costs may be higher or
                                                                                             lower.


 *Assumes conversion to Class A shares approximately seven years after purchase.

                          National Tax Free Bond Fund
                    Salomon Brothers Investment Series - 36

--------------------------------------------------------------------------------
NEW YORK MUNICIPAL MONEY MARKET FUND
FUND GOALS, STRATEGIES AND RISKS


 INVESTMENT              The fund seeks as high a level of current income exempt from
 OBJECTIVE               regular federal income tax and New York State and New York
                         City personal income taxes as is consistent with liquidity and the stability of principal.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in high quality, short-term 'New
 INVESTMENT              York municipal securities,' which are debt obligations
 STRATEGY                issued by the State of New York and its political
                         subdivisions, agencies and public authorities (or certain
                         other governmental issuers such as Puerto Rico, the Virgin
                         Islands, and Guam). Under normal circumstances, the fund
                         invests at least 80% of its assets in these obligations. The interest on these obligations is exempt from regular federal income tax and New York State and New York City personal
                         income taxes, but may be subject to the federal alternative minimum tax. The interest rate on these obligations normally is lower than it would be if the obligations were subject to taxation. Subject to its 80% policy, the fund may invest up to 20% of its assets in securities that pay interest which is not exempt from New York State or New York City personal income tax or federal income tax.

                         MINIMUM CREDIT QUALITY: The fund invests primarily in securities rated in the two highest short-term rating categories, or if unrated, of equivalent quality.

                         MAXIMUM MATURITY: The fund invests in securities having
                         remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.
-------------------------------------------------------------------------------------

  HOW THE                 The manager selects securities primarily by identifying
 MANAGER                 undervalued sectors and individual securities, while also
 SELECTS THE             selecting securities that it believes will benefit from
 FUND'S                  changes in market conditions. In selecting individual
 INVESTMENTS             securities, the manager:

                            Uses fundamental credit analysis to estimate the relative
                            value and attractiveness of various opportunities in the New
                            York municipal bond market;
                            Identifies eligible issuers with the most desirable
                            credit quality;
                            Trades between general obligations and revenue bonds and
                            among various revenue bond sectors such as housing, hospital and industrial development, based on their apparent
                            relative values; and
                            Considers a security's maturity in light of the outlook
                            for the issuer and its sector and interest rates.


                      New York Municipal Money Market Fund
                    Salomon Brothers Investment Series - 37

 PRINCIPAL               An investment in the fund is not insured or guaranteed by
 RISKS OF                the FDIC or any other government agency. Although the fund
 INVESTING IN            seeks to preserve the value of an investment at $1.00 per
 THE FUND                share, it is possible to lose money by investing in the
                         fund, or the fund could underperform as well as other
 There is no assurance   similar money market funds if any of the following occurs:
 that the fund will be
 able to maintain a         Interest rates rise sharply;
 stable net asset value     An issuer or guarantor of the fund's securities defaults
 of $1.00 per share.        or has its credit rating downgraded;
 The fund invests a         New federal or state legislation adversely affects the
 high percentage of its     tax-exempt status of securities held by the fund or the
 assets in municipal        financial ability of the municipalities to repay these
 obligations of issuers     obligations; or
 located in New York.       The manager's judgment about the relative value, credit
 In addition, the fund      quality or income potential of a particular security or the
 is not diversified,        direction or timing of interest rate changes proves to be
 which means that it        incorrect.
 can invest a
 relatively high         Investing in high quality, short-term instruments may result
 percentage of its       in a lower yield than investing in lower quality or
 assets in the           longer-term investments. When interest rates are very low,
 obligations of a        as they have been recently, the fund's expenses could absorb
 limited number of       all or a significant portion of the fund's income.
 issuers. As a result,
 the fund may be         New York's economy continues to experience the repercussions
 adversely affected by   of the September 11, 2001 terrorist attacks on New York
 a particular single     City. New York City accounts for a large segment of the
 economic, business,     State's population and personal income, and New York City's
 regulatory or           financial health affects the state in many ways. The
 political event and in  economies of both the State and of New York City are
 particular, events      particularly susceptible to volatility in the financial
 that adversely affect   services sector. Although the unemployment rate in New York
 issuers in New York.    has decreased over the past few years and there has been a
 You should consider     significant recovery on Wall Street, future weakness in the
 the greater risk        financial services sector in New York City could result in
 inherent in these       significant job losses and smaller bonus payments by Wall
 policies when compared  Street firms, thus reducing state tax revenues. These and
 with a more             other factors may affect the market value of municipal
 diversified mutual      obligations held by the fund, the marketability of such
 fund.                   obligations, and the ability of the issuers to make the
                         required payments of interest and principal resulting in
 THIS SECTION            losses to the fund. In addition, if the fund has difficulty
 SUMMARIZES THE FUND'S   finding high quality New York municipal obligations to
 PRINCIPAL INVESTMENT    purchase, the amount of the fund's income that is subject to
 STRATEGIES AND THE      New York taxes could increase. More detailed information
 PRINCIPAL RISKS OF      about the economy of New York may be found in the funds'
 INVESTING. SEE 'MORE    Statement of Additional Information.
 ON THE FUNDS'
 INVESTMENTS AND         It is possible that some of the fund's income may be subject
 RELATED RISKS' IN       to New York state and local taxation and federal income or
 THIS PROSPECTUS AND     alternative minimum taxation. The fund's capital gains
 THE STATEMENT OF        distributions, if any, will also be subject to taxation.
 ADDITIONAL INFORMATION
 FOR MORE INFORMATION
 ABOUT THE FUND'S
 INVESTMENTS AND THE
 RISKS OF INVESTING


                      New York Municipal Money Market Fund
                    Salomon Brothers Investment Series - 38

                                             [PERFORMANCE GRAPH]

                                       Calendar years ended    Class O Shares
                                           December 31         % Total Return
                                       --------------------    --------------
 PERFORMANCE                                  1995                  3.73          TOTAL RETURN
 The bar chart indicates the risks of         1996                  3.30          The bar chart shows the
 investing in the fund by showing             1997                  3.45          performance of the
 changes in the fund's performance            1998                  3.20          fund's Class O shares
 from year to year.                           1999                  2.93          for each of the
                                              2000                  3.79          calendar years
 Past performance does not                    2001                  2.50          indicated. Class A, B
 necessarily indicate how the fund            2002                  1.20          and C shares may have
 will perform in the future.                  2003                  0.65          different performance
                                              2004                  0.75          because of their
 QUARTERLY RETURNS: Highest:                                                      different expenses.
 1.00% in 4th quarter 2000;
 Lowest: 0.11% in 3rd quarter 2003.



-------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.

--------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2004)
 Class                                      1 Year   5 Years   10 Years  Since Inception**

--------------------------------------------------------------------------------------------
 Class A                                    0.75%     1.77%      n/a           2.32%
 Class B*                                    n/a       n/a       n/a            n/a

--------------------------------------------------------------------------------------------
 Class C'D'                                  n/a       n/a       n/a            n/a
 Class O                                    0.75%     1.77%     2.54%           n/a
 The fund's 7-day yield as of December 31, 2004 was 1.36%.

 'D' Class C shares were not outstanding for the full calendar year ended December 31,
     2004 because effective February 9, 2004, Class C shares were fully redeemed.
     Effective April 29, 2004, Class 2 shares were renamed Class C shares.

   * No Class B shares were outstanding during the calendar year ended December 31, 2004.

  ** The inception date for Class A and Class C shares is November 1, 1996. The inception date for Class O shares is October 2, 1990.
                                                                                            COMPARATIVE PERFORMANCE
                                                                                            The table indicates the
                                                                                            average annual total
                                                                                            returns of each class
                                                                                            for the periods shown.

-------------------------------------------------------------------------------------------------------------------


 FEE TABLE

--------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                 CLASS A     CLASS B     CLASS C      CLASS O
 Maximum sales charge on purchases (as a %     Not         Not         Not          Not
 of offering price)                         applicable  applicable  applicable   applicable
 Maximum deferred sales charge on              Not         Not         Not          Not
 redemptions (as a % of the lower of net    applicable  applicable  applicable   applicable
 asset value at purchase or redemption)

--------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)
 Management fees                              0.20%       0.20%       0.20%        0.20%

--------------------------------------------------------------------------------------------

 Distribution and service (12b-1) fee          Not         Not         Not          Not
                                            applicable  applicable  applicable   applicable
 Other expenses*                              0.29%       0.29%       0.29%        0.29%

--------------------------------------------------------------------------------------------
 Total annual fund operating expenses         0.49%       0.49%       0.49%        0.49%

 * For Class B and Class C shares, other expenses and total fund operating expenses are based on expenses incurred by Class A shares because Class B shares were fully redeemed as of November 2, 2001 and Class C shares were fully redeemed on February 9, 2004.

                                                                                              FEES AND EXPENSES
                                                                                              This table sets forth
                                                                                              the fees and expenses
                                                                                              you will pay if you
                                                                                              invest in shares of the
                                                                                              fund. Because of
                                                                                              voluntary waivers
                                                                                              and/or reimbursements,
                                                                                              actual total annual
                                                                                              operating expenses for
                                                                                              the prior year were:

                                                                                               Class A: 0.47%
                                                                                               Class B: 0.47%


                      New York Municipal Money Market Fund
                    Salomon Brothers Investment Series - 39

 EXAMPLE


------------------------------------------------------------------------------------------

 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                              $50      $157      $274        $616

------------------------------------------------------------------------------------------
 Class B*                                              50       157       274         616
 Class C*                                              50       157       274         616

------------------------------------------------------------------------------------------
 Class O                                               50       157       274         616

 * Class B shares were fully redeemed as of November 2, 2001 and Class C shares were fully redeemed as of February 9, 2004.

 The example assumes:  You invest $10,000 for the period shown.
                       You reinvest all distributions and dividends without a sales charge.
                       The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
                       Your investment has a 5% return each year (the assumption of a 5%
                       return is required by the Securities and Exchange Commission for this example and is not a prediction of future performance).
                       You redeem your shares at the end of the period.
                                                                                               This example helps you
                                                                                               compare the cost of
                                                                                               investing in the fund
                                                                                               with other mutual
                                                                                               funds. Your actual cost
                                                                                               may be higher or lower.





                      New York Municipal Money Market Fund
                    Salomon Brothers Investment Series - 40

--------------------------------------------------------------------------------
NEW YORK TAX FREE BOND FUND
FUND GOALS, STRATEGIES AND RISKS

 INVESTMENT              The fund seeks to maximize total return, consistent with the
 OBJECTIVE               preservation of
                         capital. This objective may be changed without shareholder approval.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in investment grade municipal
 STRATEGY                obligations that pay interest that is exempt from federal
                         income tax, including the federal alternative minimum tax, and from New York State and New York City personal income
                         tax. Under normal market conditions, the fund invests at
                         least 80% of its assets in these municipal obligations.
                         Issuers of these obligations are usually located in New
                         York, but the obligations can also be issued by Puerto Rico and other U.S. territories. Municipal obligations are debt securities issued by states, cities, towns and other public entities and qualifying issuers. The fund may invest
                         directly in municipal obligations or in participation or
                         other interests in municipal obligations.

                         Subject to this 80% policy, the fund may purchase other
                         municipal obligations. The interest on these securities may be subject to New York State or New York City personal
                         income taxes or federal alternative minimum taxes. The fund may also invest in short-term debt securities that pay
                         interest that is subject to federal as well as New York
                         State and New York City personal income taxes.

                         The fund may use futures contracts, a common form of
                         derivative, in order to protect (or 'hedge') against changes in interest rates or to manage the maturity or duration of fixed income securities.

                         MATURITY: The fund may invest in bonds with any maturity.
                         However, the fund's dollar-weighted average maturity is
                         normally expected to be in a long-term range (between 10 and
                         30 years). For strategic purposes, however, the fund may
                         invest so that the dollar-weighted average maturity of the securities held by the fund is under 10 years.
-------------------------------------------------------------------------------------
 HOW THE MANAGER         When selecting securities for the fund and managing the
 SELECTS THE FUND'S      portfolio, the manager looks for both income and potential
 INVESTMENTS             for gain.

                         The fund is managed with a combination of qualitative and
                         quantitative analysis. The manager decides which securities to purchase by first developing an interest rate forecast
                         and analysis of general economic conditions for the United
                         States as a whole, with a particular focus on the New York area. The manager compares specific sectors to identify
                         broad segments of the municipal market poised to benefit in this environment. The manager also closely studies the
                         yields and other characteristics of specific issues to
                         identify attractive opportunities. The manager seeks to add value by investing in a range of municipal bonds,
                         representing different market sectors, structures and
                         maturities. The manager uses this same approach when
                         deciding which securities to sell. Securities are sold when the fund needs cash to meet redemptions, or when the manager believes that better opportunities exist or that the
                         security no longer fits within the manager's overall
                         strategies for achieving the fund's investment objective.

                          New York Tax Free Bond Fund
                    Salomon Brothers Investment Series - 41

 PRINCIPAL RISKS OF      Investors could lose money on their investment in the fund,
 INVESTING IN THE FUND   the fund's income may go down, or the fund may not perform
 The fund invests a      as well as other investments if any of the following occurs:
 high percentage of its     Interest rates go up, causing the prices of fixed income
 assets in municipal        securities to decline and reducing the value of the fund's
 obligations of issuers     investments;
 located in New York.       The issuer of a security owned by the fund defaults on
 In addition, the fund      its obligation to pay principal and/or interest or has its
 is not diversified,        credit rating downgraded;
 which means that it        During periods of declining interest rates, the issuer of
 can invest a               a security prepays principal earlier than scheduled, forcing
 relatively high            the fund to reinvest in lower yielding securities. This
 percentage of its          is known as call or prepayment risk;
 assets in the              During periods of rising interest rates, the average life
 obligations of a           of certain types of securities is extended because of fewer
 limited number of          than expected principal prepayments. This may lock in a
 issuers. As a result,      below market interest rate, increase the securities'
 the fund may be            duration and reduce the value of a security. This is
 adversely affected by      known as extension risk;
 a particular single        The fund invests new cash or the proceeds from matured,
 economic, business,        traded or called bonds at market interest rates that are
 regulatory or              below the portfolio's current earnings rate; or
 political event and in     The manager's judgment about the attractiveness, value or
 particular, events         credit quality of a particular security, sector or interest
 that adversely affect      rate trends proves to be incorrect.
 issuers in New York.    New York's economy continues to experience the repercussions
 You should consider     of the September 11, 2001 terrorist attacks on New York
 the greater risk        City. New York City accounts for a large segment of the
 inherent in these       State's population and personal income, and New York City's policies when compared  financial health affects the state in many ways. The
 with a more             economies of both the State and of New York City are
 diversified mutual      particularly susceptible to volatility in the financial
 fund.                   services sector. Although the unemployment rate in New York
 THIS SECTION            has decreased over the past few years and there has been a
 SUMMARIZES THE FUND'S   significant recovery on Wall Street, future weakness in the
 PRINCIPAL INVESTMENT    financial services sector in New York City could result in
 STRATEGIES AND THE      significant job losses and smaller bonus payments by Wall
 PRINCIPAL RISKS OF      Street firms, thus reducing state tax revenues. In addition,
 INVESTING. SEE 'MORE    in 2005-06, temporary increases in the state's income and
 ON THE FUNDS'           sales taxes will expire, resulting in lower state revenue.
 INVESTMENTS AND         Further, in 2003 and 2004, the debt service schedule for
 RELATED RISKS' IN THIS  certain state debt was restructured, resulting in lower debt
 PROSPECTUS AND THE      service cost in those years, but in increased debt service
 STATEMENT OF            cost in subsequent years. These and other factors may affect
 ADDITIONAL INFORMATION  the market value of municipal obligations held by the fund,
 FOR MORE INFORMATION    the marketability of such obligations, and the ability of
 ABOUT THE FUND'S        the issuers to make the required payments of interest and
 INVESTMENTS AND THE     principal resulting in losses to the fund. In addition, if
 RISKS OF INVESTING      the fund has difficulty finding high quality New York
                         municipal obligations to purchase, the amount of the fund's income that is subject to New York taxes could increase.
                         More detailed information about the economy of New York may be found in the funds' Statement of Additional Information.
                         It is possible that some of the fund's income may be subject to New York state and local taxation and federal income or alternative minimum taxation. The fund's capital gains
                         distributions, if any, will also be subject to taxation.


                          New York Tax Free Bond Fund
                    Salomon Brothers Investment Series - 42

 PERFORMANCE


                                           [PERFORMANCE GRAPH]

                                       Calendar years
                                            ended           Class A Shares
                                         December 31        % Total Return
                                       --------------       --------------
 The bar chart indicates the risks of       1995                17.89              TOTAL RETURN
 investing in the fund by showing           1996                 3.01              The bar chart shows the
 changes in the fund's performance          1997                 9.62              performance of the
 from year to year.                         1998                 6.89              fund's Class A shares
 Past performance does not                  1999                (3.73)             for each of the
 necessarily indicate how the fund          2000                11.55              calendar years
 will perform in the future.                2001                 3.32              indicated. Class B, C
 QUARTERLY RETURNS: Highest:                2002                10.25              and O shares would have
 6.98% in 1st quarter 1995;                 2003                 4.77              different performance
 Lowest: (2.67)% in 2nd quarter 2004.       2004                 3.17              because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.





 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION
 OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

----------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2004)
                                                       1         5         10        Since
                                                     Year      Years     Years      Inception*

----------------------------------------------------------------------------------------------
 Class A

   Return Before Taxes                               (0.96)%    5.68%     6.09%         n/a

   Return After Taxes on Distributions               (0.96)%    5.68%     6.09%         n/a

   Return After Taxes on Distributions                0.63%     5.52%     5.94%         n/a
   and Sale of Fund Shares

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
 Other Classes

 Class B                                             (1.56)%      n/a       n/a       4.08%

----------------------------------------------------------------------------------------------
 Class C**                                            1.41%       n/a       n/a       4.04%
 Class O                                              3.44%       n/a       n/a       5.24%

----------------------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond Index                 4.48%     7.20%     7.06%         n/a
 (Reflects no deduction for fees, expenses or
 taxes)

 * The inception date for Class A shares is September 8, 1986; all outstanding fund shares were designated Class A shares on July 12, 2001. Prior to that date, fund shares were sold without a sales charge. The returns in the table have been adjusted to reflect the maximum front-end sales charge currently applicable to Class A shares. The inception date for
   Class B, C and O shares is November 19, 2001, July 19, 2002 and October 29, 2001,
   respectively.
** Effective April 29, 2004, Class 2 shares were renamed Class C shares.
                                                                                                 COMPARATIVE PERFORMANCE
                                                                                                 This table compares the
                                                                                                 before- and after-tax
                                                                                                 average annual total
                                                                                                 returns of the fund's
                                                                                                 Class A shares for the
                                                                                                 periods shown with that
                                                                                                 of the Lehman Brothers
                                                                                                 Municipal Bond Index, a
                                                                                                 broad-based unmanaged
                                                                                                 index of municipal
                                                                                                 bonds. After-tax
                                                                                                 returns for all other
                                                                                                 classes will vary.
                                                                                                 After-tax returns are
                                                                                                 calculated using the
                                                                                                 highest historical
                                                                                                 individual federal
                                                                                                 marginal income tax
                                                                                                 rates and do not
                                                                                                 reflect the impact of
                                                                                                 state and local taxes.
                                                                                                 Actual after-tax
                                                                                                 returns depend upon an
                                                                                                 individual investor's
                                                                                                 tax situation and may
                                                                                                 differ from those
                                                                                                 shown. After-tax
                                                                                                 returns shown are not
                                                                                                 relevant to investors
                                                                                                 who hold their fund
                                                                                                 shares through
                                                                                                 tax-deferred
                                                                                                 arrangements such as
                                                                                                 401(k) plans or
                                                                                                 individual retirement
                                                                                                 accounts. This table
                                                                                                 also compares the
                                                                                                 before-tax average
                                                                                                 annual total returns of
                                                                                                 the other fund classes
                                                                                                 with the Lehman
                                                                                                 Brothers Municipal Bond
                                                                                                 Index. The fund's past
                                                                                                 performance, before and
                                                                                                 after taxes, is not
                                                                                                 necessarily an
                                                                                                 indication of how the
                                                                                                 fund will perform in
                                                                                                 the future.


                          New York Tax Free Bond Fund
                    Salomon Brothers Investment Series - 43

 FEE TABLE


-------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                 CLASS A     CLASS B     CLASS C      CLASS O
 Maximum sales charge on purchases (as a %    4.00%*       Not         Not          Not
 of offering price)                                     applicable  applicable   applicable

 Maximum deferred sales charge on              Not        4.00%       1.00%         Not
 redemptions (as a % of the lower of net    applicable                           applicable
 asset value at purchase or redemption)

-------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)
 Management fees                              0.50%       0.50%       0.50%        0.50%

-------------------------------------------------------------------------------------------
 Distribution and service (12b-1) fee         0.25%       1.00%       0.75%         Not
                                                                                 applicable
 Other expenses                               0.21%       0.21%       0.20%        0.21%

-------------------------------------------------------------------------------------------
 Total annual operating expenses              0.96%       1.71%       1.45%        0.71%

  *If you buy Class A Shares in amounts of $50,000 or more, the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                              FEES AND EXPENSES
                                                                                              This table sets forth
                                                                                              the fees and expenses
                                                                                              you will pay if you
                                                                                              invest in shares of the
                                                                                              fund. Because some of
                                                                                              the fund's expenses
                                                                                              were waived or
                                                                                              reimbursed, actual
                                                                                              total operating
                                                                                              expenses are expected
                                                                                              to be:
                                                                                              Class A: 0.80%
                                                                                              Class B: 1.55%
                                                                                              Class C: 1.30%
                                                                                              Class O: 0.55%
                                                                                              These waivers and/or
                                                                                              reimbursements may be
                                                                                              reduced or terminated
                                                                                              at any time.

---------------------------------------------------------------------------------------------------------------------


 EXAMPLE


-----------------------------------------------------------------------------------------

 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be

 Class A                                            $494      $694     $  910      $1,531

-----------------------------------------------------------------------------------------
 Class B (redemption at end of period)               574       739      1,028      1,727*
 Class B (no redemption)                             174       539        928      1,727*

-----------------------------------------------------------------------------------------
 Class C (redemption at end of period)               248       459        792       1,735
 Class C (no redemption)                             148       459        792       1,735

-----------------------------------------------------------------------------------------
 Class O                                              73       227        395         883
 The example assumes: You invest $10,000 for the period shown.
                      You reinvest all distributions and dividends without a sales charge.
                      The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
                      Your investment has a 5% return each year (the assumption of a 5%
                      return is required by the Securities and Exchange Commission for this example and is not a prediction of future performance).
                      You redeem your shares at the end of the period (unless otherwise indicated).

                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.


 *Assumes conversion to Class A shares approximately seven years after purchase.


                          New York Tax Free Bond Fund
                    Salomon Brothers Investment Series - 44

--------------------------------------------------------------------------------
SHORT/INTERMEDIATE U.S. GOVERNMENT FUND
FUND GOALS, STRATEGIES AND RISKS

 INVESTMENT              The fund seeks to maximize total return, consistent with the
 OBJECTIVE               preservation of capital. This objective may be changed
                         without shareholder approval.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    Under normal circumstances, the fund invests substantially
 STRATEGY                all of its assets in debt securities and mortgage-backed
                         securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. These investments may include private pools of mortgages, the
                         payment of principal and interest on which is guaranteed by the U.S. government, its agencies or instrumentalities.
                         There are a number of important differences among the
                         agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are
                         guaranteed as to the timely payment of principal and
                         interest by GNMA and such guarantee is backed by the full
                         faith and credit of the United States. GNMA securities are also supported by the right of GNMA to borrow funds from the
                         U.S. Treasury to make payments under its guarantee.
                         Mortgage-related securities issued by the Federal National
                         Mortgage Association (FNMA) or the Federal Home Loan
                         Mortgage Corporation (FHLMC), as the case may be, are not
                         backed by or entitled to the full faith and credit of the
                         United States but are supported by the right of the issuer to borrow from the U.S. Treasury.

                         DURATION: The fund normally maintains an average portfolio effective duration of between one and a half and four and a half years. Duration is an approximate measure of the
                         sensitivity of the market value of the fund's portfolio to changes in interest rates.
-------------------------------------------------------------------------------------
 HOW THE                 The manager focuses on identifying undervalued sectors and
 MANAGER                 securities. Specifically, the manager:
 SELECTS THE                Monitors the spread between U.S. Treasury and government
 FUND'S                     agency or instrumentality issues and purchases agency and
 INVESTMENTS                instrumentality issues which it believes will provide a
                            total return advantage;
                            Determines sector or maturity weightings based on
                            intermediate and long-term assessments of the economic
                            environment and relative value factors based on interest
                            rate outlook;
                            Uses research to uncover inefficient sectors of the
                            government and mortgage markets and adjusts portfolio
                            positions to take advantage of new information; and
                            Measures the potential impact of supply/demand
                            imbalances, yield curve shifts and changing prepayment
                            patterns to identify individual securities that balance
                            potential return and risk.

                    Short/Intermediate U.S. Government Fund
                    Salomon Brothers Investment Series - 45

 PRINCIPAL               Investors could lose money on their investment in the fund
 RISKS OF                or the fund may not perform as well as other investments if
 INVESTING IN            any of the following occurs:
 THE FUND                   Interest rates increase, causing the prices of fixed
 THIS SECTION               income securities to decline and reducing the value of
 SUMMARIZES THE FUND'S      the fund's investments;
 PRINCIPAL INVESTMENT       During periods of declining interest rates, the issuers
 STRATEGIES AND THE         of mortgage-related securities held by the fund pay
 PRINCIPAL RISKS            principal earlier than scheduled, forcing the fund to
 OF INVESTING.              reinvest in lower yielding securities. This is known as
 SEE 'MORE ON               call or prepayment risk;
 THE FUNDS' INVESTMENTS     During periods of rising interest rates the average life
 AND RELATED RISKS' IN      of certain types of securities is extended because of
 THIS PROSPECTUS AND        fewer than expected principal prepayments. This may lock
 THE STATEMENT OF           in a below-market interest rate, increase the securities'
 ADDITIONAL INFORMATION     duration and reduce the value of a security. This is
 FOR MORE INFORMATION       known as extension risk;
 ABOUT THE FUND'S           Increased volatility in share price to the extent the
 INVESTMENTS AND THE        fund holds mortgage derivative securities because of their
 RISKS OF INVESTING         imbedded leverage or unusual interest rate reset terms;
                            The manager's judgment about the attractiveness, value or
                            income potential of a particular security, sector or about interest rate trends proves incorrect;
                            During periods of low interest rates, the fund's income
                            may decrease; or
                            Some of the government securities held by the fund are
                            not guaranteed or backed by the full faith and credit of
                            the U.S. Treasury and are subject to credit risk, meaning
                            that it is possible that the issuers of these securities
                            will be unable to make required payments. A default on an
                            investment held by the fund could cause the value of your
                            investment in the fund, or its yield, to decline. These
                            securities may also fluctuate in value based on the
                            perceived creditworthiness of the issuers.
                         Although mortgage pools issued by U.S. agencies are
                         guaranteed with respect to payments of principal and
                         interest, the guarantee does not apply to losses resulting from declines in the market value of these securities.


                    Short/Intermediate U.S. Government Fund
                    Salomon Brothers Investment Series - 46


                                                 [PERFORMANCE GRAPH]

                                        Calendar years ended
                                            December 31        % Total Return
                                        --------------------   --------------
 PERFORMANCE                                   1996                  3.59          TOTAL RETURN
 The bar chart indicates the risks of          1997                  7.86          The bar chart shows the
 investing in the fund by showing              1998                  7.63          performance of the
 changes in the fund's performance             1999                  1.52          fund's Class A shares
 from year to year.                            2000                  7.91          for each of the
 Past performance does not                     2001                  9.12          calendar years
 necessarily indicate how the fund             2002                  8.59          indicated. Class B, C
 will perform in the future.                   2003                  1.61          and O shares would have
 QUARTERLY RETURNS: Highest:                   2004                  2.51          different performance
 6.02% in 3rd quarter 2001;                                                        because of their
 Lowest: (1.78)% in 2nd quarter 2004.                                              different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.



---------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO
 THE CLASS, REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE
 REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

-------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2004)
                                                                Since
                                            1 Year   5 Years   Inception*

-------------------------------------------------------------------------
 Class A

   Return Before Taxes                       0.47%    5.47%      5.81%

   Return After Taxes on Distributions      (0.83)%   3.51%      3.53%

   Return After Taxes on Distributions       0.29%    3.46%      3.52%
   and Sale of Fund Shares

-------------------------------------------------------------------------
 Other Classes

 Class B                                     0.03%    5.01%      5.27%

 Class C**                                   2.01%    5.43%      5.41%

 Class O                                     2.77%    6.21%      6.32%

-------------------------------------------------------------------------
 Citigroup 1-10 Year Treasury Bond Index     2.02%    6.27%      6.37%
 (Reflects no deduction for fees, expenses
 or taxes)

   * The inception date is February 22, 1995.
  ** Effective April 29, 2004, Class 2 shares were renamed Class C shares.
                                                                            COMPARATIVE
                                                                            PERFORMANCE
                                                                            This table compares the
                                                                            before- and after-tax
                                                                            average annual total
                                                                            returns of the fund's
                                                                            Class A shares for the
                                                                            periods shown with that
                                                                            of the Citigroup 1-10
                                                                            Year Treasury Bond
                                                                            Index ('Citigroup
                                                                            Index'), a broad-based
                                                                            unmanaged index of U.S.
                                                                            Treasury securities.
                                                                            After-tax returns for
                                                                            all other classes will
                                                                            vary. After-tax returns
                                                                            are calculated using
                                                                            the highest historical
                                                                            individual federal
                                                                            marginal income tax
                                                                            rates and do not
                                                                            reflect the impact of
                                                                            state and local taxes.
                                                                            Actual after-tax
                                                                            returns depend upon an
                                                                            individual investor's
                                                                            tax situation and may
                                                                            differ from those
                                                                            shown. After-tax
                                                                            returns shown are not
                                                                            relevant to investors
                                                                            who hold their fund
                                                                            shares through
                                                                            tax-deferred
                                                                            arrangements such as
                                                                            401(k) plans or
                                                                            individual retirement
                                                                            accounts. This table
                                                                            also compares the
                                                                            before-tax average
                                                                            annual total returns of
                                                                            the other fund classes
                                                                            with the Citigroup
                                                                            Index. The fund's past
                                                                            performance, before and
                                                                            after taxes, is not
                                                                            necessarily an
                                                                            indication of how the
                                                                            fund will perform in
                                                                            the future.


                    Short/Intermediate U.S. Government Fund
                    Salomon Brothers Investment Series - 47

 FEE TABLE
-------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                     CLASS A      CLASS B      CLASS C       CLASS O
-------------------------------------------------------------------------------------------------
 Maximum sales charge on purchases (as a % of     2.00%*        Not          Not           Not
 offering price)                                             applicable   applicable   applicable

 Maximum deferred sales charge on redemptions      Not         2.00%         Not           Not
 (as a % of the lower of net asset value at     applicable                applicable   applicable
 purchase or redemption)

-------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)

   Management fees                                0.60%        0.60%        0.60%         0.60%

-------------------------------------------------------------------------------------------------

   Distribution and service (12b-1) fee**         0.25%        0.50%        0.75%          Not
                                                                                       applicable
-------------------------------------------------------------------------------------------------
   Other expenses                                 0.33%        0.35%        0.30%         0.43%

-------------------------------------------------------------------------------------------------
   Total annual fund operating expenses           1.18%        1.45%        1.65%         1.03%

 * You may buy Class A Shares in amounts of $500,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

** Effective June 1, 2004 the distribution and service (12b-1) fee for Class B was reduced from
   0.75% to 0.25%. The expense information in the table has been restated to reflect current fees.

                                                                                                     FEES AND EXPENSES
                                                                                                     This table sets forth
                                                                                                     the fees and expenses
                                                                                                     you will pay if you
                                                                                                     invest in shares of the
                                                                                                     fund. Because of
                                                                                                     voluntary waivers
                                                                                                     and/or reimbursements,
                                                                                                     actual total annual
                                                                                                     fund operating expenses
                                                                                                     are expected to be:
                                                                                                      Class A: 0.80%
                                                                                                      Class B: 1.05%
                                                                                                      Class C: 1.30%
                                                                                                      Class O: 0.55%
                                                                                                     These waivers and/or
                                                                                                     reimbursements may be
                                                                                                     reduced or terminated
                                                                                                     at any time.



--------------------------------------------------------------------------------
 EXAMPLE


-----------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                            $318      $567     $  836      $1,603

-----------------------------------------------------------------------------------------
 Class B (redemption at end of period)               348       609        892       1,628*

-----------------------------------------------------------------------------------------
 Class B (no redemption)                             148       459        792       1,628*

-----------------------------------------------------------------------------------------
 Class C (redemption at end of period)               168       520        897       1,955

-----------------------------------------------------------------------------------------
 Class C (no redemption)                             168       520        897       1,955

-----------------------------------------------------------------------------------------
 Class O                                             105       328        569       1,259

 The example assumes: You invest $10,000 for the period shown.
                      You reinvest all distributions and dividends without a sales charge.
                      The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
                      Your investment has a 5% return each year (the assumption of a 5%
                      return is required by the Securities and Exchange Commission for this example and is not a prediction of future performance).
                      You redeem your shares at the end of the period (unless otherwise indicated).
                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual
                                                                                              costs may be higher or
                                                                                              lower.


 *Assumes conversion to Class A shares approximately seven years after purchase.

                    Short/Intermediate U.S. Government Fund
                    Salomon Brothers Investment Series - 48

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
FUND GOALS, STRATEGIES AND RISKS


 INVESTMENT              The fund seeks long-term growth of capital. This objective
 OBJECTIVE               may be changed
                         without shareholder approval.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests, under normal circumstances, at least 80%
 INVESTMENT              of its assets in equity securities of companies with small
 STRATEGY                market capitalizations and related investments. For the
                         purposes of this 80% policy, small capitalization companies are considered to be companies with market cap values not
                         exceeding (i) $3 billion or (ii) the highest month-end
                         market capitalization value of any stock in the Russell 2000
                         Index for the previous 12 months, whichever is greater.
                         Securities of companies whose market capitalizations no
                         longer meet this definition after purchase by the fund are still considered to be securities of small capitalization
                         companies for purposes of the fund's 80% investment policy.
                         The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which
                         represents approximately 8% of the total market
                         capitalization of the Russell 3000 Index. As of March 31,
                         2005, the market capitalization of companies included in the
                         Russell 2000 Index ranged from approximately $0.03 billion to $6.5 billion.
-------------------------------------------------------------------------------------
 HOW THE
 MANAGER
 SELECTS THE
 FUND'S
 INVESTMENTS
                         The fund is managed by a team of portfolio managers, with
                         each member of the team focusing on a different industry
                         sector. The manager uses a growth-oriented investment style that emphasizes small U.S. companies believed to have one or more of following:
                            superior management teams;
                            good prospects for growth;
                            predictable, growing demand for their products or
                            services;
                            dominant positions in a niche market or customers who are
                            very large companies;
                            cyclical recovery potential; and
                            strong or improving financial conditions.
                         In addition, the fund may invest in companies believed to be emerging companies relative to potential markets or
                         undervalued relative to their peers. The fund may continue to hold securities of issuers that become mid cap or large cap issuers if, in the manager's judgment, these securities remain good investments for the fund.
                         The manager generally uses a 'bottom-up' approach when
                         selecting securities for the fund. This means that the
                         manager looks primarily at individual companies against the context of broader market forces.


                             Small Cap Growth Fund
                    Salomon Brothers Investment Series - 49

 PRINCIPAL               Investors can lose money on their investment in the fund, or the
 RISKS OF                fund may not perform as well as other investments, if any of the
 INVESTING IN            following occurs:
 THE FUND                   U.S. stock markets decline, or stock prices decline or
 Investing in               perform poorly relative to other types of investments;
 small                      Small capitalization or growth stocks fall out of favor
 capitalization             with investors;
 companies                  Recession or adverse economic trends adversely affect the
 involves a                 earnings or financial condition of small companies;
 substantial risk           An adverse event, such as an unfavorable earnings report,
 of loss.                   negatively affects the stock price of a company in which the
 THIS SECTION               fund invests;
 SUMMARIZES THE FUND'S      The manager's judgment about the attractiveness, growth
 PRINCIPAL INVESTMENT       prospects or potential appreciation of a particular security
 STRATEGIES AND THE         or sector proves to be incorrect; or
 PRINCIPAL RISKS OF         There is greater volatility of share price because of the
 INVESTING. SEE 'MORE       fund's focus on small cap companies.
 ON THE FUNDS'           Compared to large cap companies, small cap companies and the
 INVESTMENTS AND         market for their equity securities are more likely to:
 RELATED RISKS' IN THIS     Be more sensitive to changes in earnings results and
 PROSPECTUS AND THE         investor expectations;
 STATEMENT OF               Have more limited product lines, capital resources and
 ADDITIONAL INFORMATION     management depth;
 FOR MORE INFORMATION       Experience sharper swings in market values;
 ABOUT THE FUND'S           Be harder to sell at the times and prices the manager
 INVESTMENTS AND THE        believes appropriate; and
 RISKS OF INVESTING         Offer greater potential for gain and loss.
                         The market prices of companies believed to have great
                         prospects for revenue and earnings growth tend to reflect
                         those expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.


                             Small Cap Growth Fund
                    Salomon Brothers Investment Series - 50

                                                [PERFORMANCE GRAPH]

                                       Calendar years
                                            ended          Class A Shares
                                         December 31       % Total Return
                                       --------------      --------------
 PERFORMANCE
 The bar chart indicates the risks of       1999                57.52                 TOTAL RETURN
 investing in the fund by showing           2000                14.08                 The bar chart shows the
 changes in the fund's performance          2001                (6.61)                performance of the
 from year to year.                         2002               (32.90)                fund's Class A shares
 Past performance does not                  2003                50.95                 for each of the
 necessarily indicate how the fund          2004                15.24                 calendar years
 will perform in the future.                                                          indicated. Class B, C
 QUARTERLY RETURNS: Highest:                                                          and O shares would have
 33.45% in 4th quarter 1999;                                                          different performance
 Lowest: (25.34)% in 3rd quarter                                                      because of their
 2002.                                                                                different expenses. The
                                                                                      performance information
                                                                                      in the chart does not
                                                                                      reflect sales charges,
                                                                                      which would reduce your
                                                                                      return.





-----------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION
OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

---------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2004)
                                                                                    Since
                                                             1 Year    5 Years     Inception*

---------------------------------------------------------------------------------------------
 Class A

   Return Before Taxes                                        8.62%      3.23%       12.41%

   Return After Taxes on Distributions                        8.62%      1.34%       10.51%

   Return After Taxes on Distributions and Sales of Fund      5.60%      1.77%        9.89%
   Shares

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
 Other Classes

 Class B                                                      9.21%      3.25%       12.47%

---------------------------------------------------------------------------------------------
 Class C**                                                   13.16%      3.65%       12.59%
 Class O                                                     15.48%      4.67%       13.68%

---------------------------------------------------------------------------------------------
 Class Y                                                        ***       ***           ***

---------------------------------------------------------------------------------------------
 Russell 2000 Growth Index                                   14.31%     (3.57)%       2.05%
 (Reflects no deductions for fees, expenses or taxes)

---------------------------------------------------------------------------------------------
 Russell 2000 Index                                          18.33%      6.61%        6.89%
 (Reflects no deductions for fees, expenses or taxes)

   * The inception date is July 1, 1998 for shares other than Class Y shares, which have an inception date of November 1, 2004.

  ** Effective April 29, 2004, Class 2 shares were renamed Class C shares. On February 2,
     2004, the initial sales charge of 1.00% on these shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.

 *** Class Y shares were not outstanding for the full calendar year ended December 31, 2004.
                                                                                                COMPARATIVE
                                                                                                PERFORMANCE
                                                                                                This table compares the
                                                                                                before- and after-tax
                                                                                                average annual total
                                                                                                returns of the fund's
                                                                                                Class A shares for the
                                                                                                periods shown with that
                                                                                                of the Russell 2000
                                                                                                Growth Index, an index
                                                                                                which measures the
                                                                                                performance of those
                                                                                                Russell 2000 Index
                                                                                                companies with higher
                                                                                                price-to-book ratios
                                                                                                and higher forecasted
                                                                                                growth values and the
                                                                                                Russell 2000 Index, an
                                                                                                index which includes
                                                                                                companies with market
                                                                                                capitalizations below
                                                                                                the top 1,000 stocks of
                                                                                                the equity market.
                                                                                                After-tax returns for
                                                                                                all other classes will
                                                                                                vary. After-tax returns
                                                                                                are calculated using
                                                                                                the highest historical
                                                                                                individual federal
                                                                                                marginal income tax
                                                                                                rates and do not
                                                                                                reflect the impact of
                                                                                                state and local taxes.
                                                                                                Actual after-tax
                                                                                                returns depend upon an
                                                                                                individual investor's
                                                                                                tax situation and may
                                                                                                differ from those
                                                                                                shown. After-tax
                                                                                                returns shown are not
                                                                                                relevant to investors
                                                                                                who hold their fund
                                                                                                shares through tax-
                                                                                                deferred arrangements
                                                                                                such as 401(k) plans or
                                                                                                individual retirement
                                                                                                accounts. This table
                                                                                                also compares the
                                                                                                before-tax average
                                                                                                annual total returns of
                                                                                                the other fund classes
                                                                                                with the Russell 2000
                                                                                                Growth Index and
                                                                                                Russell 2000 Index. The
                                                                                                fund's past
                                                                                                performance, before and
                                                                                                after taxes, is not
                                                                                                necessarily an
                                                                                                indication of how the
                                                                                                fund will perform in
                                                                                                the future.



                             Small Cap Growth Fund
                    Salomon Brothers Investment Series - 51

 FEE TABLE

----------------------------------------------------------------------------------------------------------

 SHAREHOLDER FEES (PAID DIRECTLY FROM
  YOUR INVESTMENT)                        CLASS A     CLASS B     CLASS C     CLASS O      CLASS Y
 Maximum sales charge on                  5.75%*        Not         Not         Not          Not
 purchases (as a % of offering price)                applicable  applicable  applicable   applicable

 Maximum deferred sales charge on           Not        5.00%       1.00%        Not          Not
 redemptions (as a % of the lower of    applicable                           applicable   applicable
 net asset value at purchase or
 redemption)

----------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)
 Management fees                           0.70%       0.70%       0.70%       0.70%        0.70%

----------------------------------------------------------------------------------------------------------

 Distribution and service (12b-1) fee      0.25%       1.00%       1.00%        Not          Not
                                                                             applicable   applicable
 Other expenses                            0.26%       0.39%       0.31%       0.25%        0.18%

----------------------------------------------------------------------------------------------------------
 Total Annual fund operating               1.21%       2.09%       2.01%       0.95%        0.88%
 expenses**
----------------------------------------------------------------------------------------------------------
 * If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy
   Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                                       FEES AND EXPENSES
                                                                                                       This table sets forth
                                                                                                       the fees and expenses
                                                                                                       you will pay if you
                                                                                                       invest in shares of the
                                                                                                       fund.



--------------------------------------------------------------------------------
 EXAMPLE

--------------------------------------------------------------------------------

NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS     10 YEARS
 Your costs would be
 Class A                                           $691      $937      $1,202      $1,957

----------------------------------------------------------------------------------------------------------
 Class B (redemption at end of period)              712       955       1,224       2,090*
 Class B (no redemption)                            212       655       1,124       2,090*

----------------------------------------------------------------------------------------------------------
 Class C (redemption at end of period)              304       630       1,083       2,338
 Class C (no redemption)                            204       630       1,083       2,338

----------------------------------------------------------------------------------------------------------
 Class O                                             97       303         525       1,166
 Class Y                                             90       281         488       1,084

The example assumes:  You invest $10,000 for the period shown.
                      You reinvest all distributions and dividends without a sales charge.
                      The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
                      Your investment has a 5% return each year (the assumption of a 5%
                      return is required by the Securities and Exchange Commission for this example and is not a prediction of future performance).
                      You redeem your shares at the end of the period (unless otherwise indicated).

                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.


 *Assumes conversion to Class A shares approximately seven years after purchase.



                             Small Cap Growth Fund
                    Salomon Brothers Investment Series - 52

--------------------------------------------------------------------------------
STRATEGIC BOND FUND
FUND GOALS, STRATEGIES AND RISKS

 INVESTMENT              The fund seeks to maximize total return, consistent with the
 OBJECTIVE               preservation of capital. This objective may be changed
                         without shareholder approval.
-------------------------------------------------------------------------------------

 PRINCIPAL               The fund invests primarily in a globally diverse portfolio
 INVESTMENT              of fixed income securities. Under normal circumstances, the
 STRATEGY                fund invests at least 80% of its assets in bonds and related investments. The manager has broad discretion to allocate
                         the fund's assets among the following segments of the global market for fixed income securities:

                            U.S. government obligations;          Mortgage- and asset-backed
                            Investment and non-investment         securities; and
                            grade U.S. and foreign corporate      Investment and non-investment
                            debt;                                 grade sovereign debt, including
                                                                  issuers in emerging markets.


                         CREDIT QUALITY: The fund invests in fixed income securities across a range of credit qualities and may invest a
                         substantial portion of the fund's assets in obligations
                         rated below investment grade by a recognized rating agency, or, if unrated, of equivalent quality as determined by the manager. Below investment grade securities are commonly
                         referred to as 'junk bonds.'

                         DURATION: The fund normally maintains an average portfolio duration of between 3 and 7 years. However, the fund may
                         invest in securities of any duration and may at times hold a substantial portion of its assets in short-term instruments.
                         Duration is an approximate measure of the sensitivity of the market value of the fund's portfolio to changes in interest rates.
-------------------------------------------------------------------------------------

 HOW THE                 The manager uses a combination of quantitative models which
 MANAGER                 seek to measure the relative risks and opportunities of each
 SELECTS THE             market segment based upon economic, market, political,
 FUND'S                  currency and technical data and its own assessment of
 INVESTMENTS             economic and market conditions to create an optimal
                         risk/return allocation of the fund's assets among various
                         segments of the fixed income market. After the manager makes its sector allocations, the manager uses traditional credit analysis to identify individual securities for the fund's
                         portfolio.

                         In selecting corporate debt for investment, the manager considers the issuer's:

                            Financial condition;
                            Sensitivity to economic conditions and trends;
                            Operating history; and
                            Experience and track record of management.

                         In selecting foreign government debt for investment, the manager considers the issuer's:

                            Economic and political conditions within the issuer's
                            country;
                            Overall and external debt levels and debt service ratios;
                            Access to capital markets; and
                            Debt service payment history.

                         In selecting U.S. government and agency obligations and mortgage-backed securities for investment, the manager considers the following factors:

                            Yield curve shifts;
                            Credit quality; and
                            Changing prepayment patterns.


                              Strategic Bond Fund
                    Salomon Brothers Investment Series - 53

 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund may not perform as well as other investments, if
 THE FUND                any of the following occurs:
 Investments in             Interest rates go up, causing the prices of fixed income
 high yield                 securities to decline and reducing the value of the fund's
 securities                 investments;
 involve a                  The issuer of a security owned by the fund defaults on
 substantial risk           its obligation to pay principal and/or interest or has its
 of loss.                   credit rating downgraded;
 THIS SECTION               During periods of declining interest rates, the issuer of
 SUMMARIZES THE FUND'S      a security exercises its option to prepay principal earlier
 PRINCIPAL INVESTMENT       than scheduled, forcing the fund to reinvest in lower
 STRATEGIES AND THE         yielding securities. This is known as call or prepayment
 PRINCIPAL RISKS            risk;
 OF INVESTING.              During periods of rising interest rates, the average life
 SEE 'MORE ON               of certain types of securities is extended because of slower
 THE FUNDS'                 than expected principal payments. This may lock in a
 INVESTMENTS AND            below market interest rate, increase the security's
 RELATED RISKS' IN THIS     duration and reduce the value of the security. This is
 PROSPECTUS AND THE         known as extension risk;
 STATEMENT OF               During periods of low interest rates, the fund's income
 ADDITIONAL INFORMATION     may decrease; or
 FOR MORE INFORMATION       The manager's judgment about the attractiveness, relative
 ABOUT THE FUND'S           value or potential appreciation of a particular sector or
 INVESTMENTS AND THE        security or about interest rate trends proves to be
 RISKS OF INVESTING         incorrect.

                         To the extent the fund invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities. Mortgage derivatives held by the
                         fund may have especially volatile prices and may have a
                         disproportionate effect on the fund's share price.

                         High yield securities are considered speculative and, compared to investment grade securities, tend to have:

                            More volatile prices and increased price sensitivity to
                            changing interest rates and to adverse economic and business developments;

                            Greater risk of loss due to default or declining credit quality;

                            Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments; and

                            Greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.

                         Investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of
                         U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

                            Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices;

                            Many non-U.S. markets are smaller, less liquid and more volatile that
                            U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable; and

                            Economic, political and social developments may significantly disrupt the financial markets or interfere with the fund's ability to enforce its rights against foreign government issuers.


                              Strategic Bond Fund
                    Salomon Brothers Investment Series - 54

                                              [PERFORMANCE GRAPH]

                                       Calendar years ended   Class A Shares
                                           December 31        % Total Return
                                       --------------------   --------------
 PERFORMANCE                                   1996                14.05          TOTAL RETURN
 The bar chart indicates the risks of          1997                11.23          The bar chart shows the
 investing in the fund by showing              1998                 1.05          performance of the
 changes in the fund's performance             1999                 4.96          fund's Class A shares
 from year to year.                            2000                 1.77          for each of the
 Past performance does not                     2001                 6.22          calendar years
 necessarily indicate how the fund             2002                 9.91          indicated. Class B, C,
 will perform in the future.                   2003                12.98          O and Y shares would
 QUARTERLY RETURNS: Highest:                   2004                 5.93          have different
 5.65% in 4th quarter 1999;                                                       performance because
 Lowest: (3.47)% in 3rd quarter 1998.                                             of their different
                                                                                  expenses. The
                                                                                  performance information
                                                                                  in the chart does not
                                                                                  reflect sales charges,
                                                                                  which would reduce your
                                                                                  return.



---------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.

------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2004)
                                                                                Since
                                                           1 Year    5 Years   Inception*

------------------------------------------------------------------------------------------
 Class A

   Return Before Taxes                                       1.12%    6.32%       8.00%

   Return After Taxes on Distributions                     (0.51)%    3.48%       4.55%

   Return After Taxes on Distributions                       0.69%    3.57%       4.63%
   and Sale of Fund Shares

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
 Other Classes

 Class B                                                     1.32%    6.42%       7.72%

------------------------------------------------------------------------------------------
 Class C**                                                   4.59%    6.84%       7.89%

 Class O                                                     6.29%    7.59%       8.78%

------------------------------------------------------------------------------------------
 Class Y                                                     5.95%    n/a         7.62%

 Lehman Brothers Aggregate Index                             4.34%    7.71%       7.39%
 (Reflects no deductions for fees, expenses or taxes)

   * The inception date is February 22, 1995 for Class A, B, C and O shares and
     September 10, 2003 for Class Y shares. Returns for each index are for the period beginning on March 1, 1995.

  ** Effective April 29, 2004, Class 2 shares were renamed Class C shares.

                                                                                              COMPARATIVE
                                                                                              PERFORMANCE

                                                                                              This table compares the
                                                                                              before- and after-tax
                                                                                              average annual total
                                                                                              returns of the fund's
                                                                                              Class A shares for the
                                                                                              periods shown with that
                                                                                              of the Lehman Brothers
                                                                                              Aggregate Index
                                                                                              ('Lehman Brothers
                                                                                              Index'), an index that
                                                                                              covers the U.S.
                                                                                              investment grade fixed
                                                                                              rate bond market, with
                                                                                              index components for
                                                                                              government and
                                                                                              corporate securities,
                                                                                              mortgage pass-through
                                                                                              securities, and
                                                                                              asset-backed
                                                                                              securities. After-tax
                                                                                              returns for all other
                                                                                              classes will vary.
                                                                                              After-tax returns are
                                                                                              calculated using the
                                                                                              highest historical
                                                                                              individual federal
                                                                                              marginal income tax
                                                                                              rates and do not
                                                                                              reflect the impact of
                                                                                              state and local taxes.
                                                                                              Actual after-tax
                                                                                              returns depend upon an
                                                                                              individual investor's
                                                                                              tax situation and may
                                                                                              differ from those
                                                                                              shown. After-tax
                                                                                              returns shown are not
                                                                                              relevant to investors
                                                                                              who hold their fund
                                                                                              shares through
                                                                                              tax-deferred
                                                                                              arrangements such as
                                                                                              401(k) plans or
                                                                                              individual retirement
                                                                                              accounts. This table
                                                                                              also compares the
                                                                                              before-tax average
                                                                                              annual total returns of
                                                                                              the other fund classes
                                                                                              with the indices. This
                                                                                              table also compares the
                                                                                              before-tax average
                                                                                              annual total returns of
                                                                                              the other fund classes
                                                                                              with the Lehman
                                                                                              Brothers Index.
                                                                                              The fund's past
                                                                                              performance, before and
                                                                                              after taxes, is not
                                                                                              necessarily an
                                                                                              indication of how the
                                                                                              fund will perform in
                                                                                              the future.


                              Strategic Bond Fund
                    Salomon Brothers Investment Series - 55

 FEE TABLE


------------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM
 YOUR INVESTMENT)                         CLASS A     CLASS B     CLASS C     CLASS O      CLASS Y
 Maximum sales charge on                   4.50%*       Not         Not         Not          Not
  purchases (as a % of offering price)               applicable  applicable  applicable   applicable

 Maximum deferred sales charge on           Not        4.00%       1.00%        Not          Not
  redemptions (as a % of the lower of    applicable                          applicable   applicable
  net asset value at purchase or
  redemption)

------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)
   Management fees                         0.75%       0.75%       0.75%       0.75%        0.75%

-------------------------------------------------------------------------------------------------------
   Distribution and service                0.25%       1.00%       0.75%        Not          Not
   (12b-1) fee                                                               applicable   applicable
   Other expenses                          0.36%       0.30%       0.30%       0.36%        0.50%

-------------------------------------------------------------------------------------------------------
   Total annual fund operating             1.36%       2.05%       1.80%       1.11%        1.25%
   expenses

*If you buy Class A Shares in amounts of $25,000 or more the sales charge is lower. You may buy
 Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
                                                                                                       FEES AND EXPENSES
                                                                                                       This table sets forth
                                                                                                       the fees and expenses
                                                                                                       you will pay if you
                                                                                                       invest in shares of the
                                                                                                       fund.
------------------------------------------------------------------------------------------------------------------------------



 EXAMPLE

-------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS

 Your costs would be
 Class A                                            $582      $861     $1,161     $2,011

-------------------------------------------------------------------------------------------
 Class B (redemption at end of period)               608       843      1,203      2,120*
 Class B (no redemption)                             208       643      1,103      2,120*

-------------------------------------------------------------------------------------------
 Class C (redemption at end of period)               283       566        975      2,116
 Class C (no redemption)                             183       566        975      2,116

-------------------------------------------------------------------------------------------
 Class O                                             113       353        612      1,352
 Class Y                                             127       397        686      1,511

 The example assumes: You invest $10,000 for the period shown.
                      You reinvest all distributions and dividends without a sales charge.
                      The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
                      Your investment has a 5% return each year (the assumption of a 5%
                      return is required by the Securities and Exchange Commission for this example and is not a prediction of future performance).
                      You redeem your shares at the end of the period (unless otherwise indicated).

 *Assumes conversion to Class A shares approximately seven years after purchase.
                                                                                             This example helps you
                                                                                             compare the cost of
                                                                                             investing in the fund
                                                                                             with other mutual
                                                                                             funds. Your actual cost
                                                                                             may be higher or lower.


                              Strategic Bond Fund
                    Salomon Brothers Investment Series - 56

--------------------------------------------------------------------------------

 MORE ON THE FUNDS' INVESTMENTS AND RELATED RISKS

EACH FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES AND RISKS ARE DESCRIBED UNDER 'FUND GOALS, STRATEGIES AND RISKS.' THIS SECTION PROVIDES ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISKS, AND CERTAIN PORTFOLIO MANAGEMENT TECHNIQUES THAT A FUND MAY USE TO ACHIEVE ITS OBJECTIVE.
OF COURSE, THERE IS NO ASSURANCE THAT A FUND WILL ACHIEVE ITS OBJECTIVE.
--------------------------------------------------------------------------------

 More information about the funds' investments and portfolio management techniques and the associated risks is included in the statement of additional information ('SAI').

 PERCENTAGE LIMITATIONS
 Compliance with any policy or limitation for a fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded after purchase because of changes in the market value of the fund's assets or for any other reason.

 CREDIT QUALITY

 Securities are rated by different agencies and if a security receives different ratings from these agencies, a fund will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time a fund purchases a fixed income security. A fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. Each fund's credit standards also apply to counterparties to over the counter derivatives contracts. Except as otherwise indicated, convertible securities are not subject to any minimum credit quality requirements.

                           ALL CAP VALUE FUND
                           The fund may invest up to 25% of its assets in securities of foreign issuers. The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.

                           BALANCED FUND
                           The fund may invest up to 20% of its assets in securities of foreign issuers including loan participations in foreign sovereign debt. The fund may also invest in real estate investment trusts, mortgaged-backed securities, convertible securities and asset-backed securities.

                           CAPITAL FUND
                           The fund may invest in all types of equity securities including preferred stock and convertible preferred stock. The fund may invest in investment grade fixed income securities and may invest up to 20% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the manager. The fund may invest up to 10% of its assets in distressed debt securities. The fund may invest without limit in convertible debt securities. The fund emphasizes those convertible debt securities that offer the appreciation potential of common stocks. The fund may invest up to 20% of its assets in securities of foreign issuers. The fund may borrow up to 15% of its total assets. The fund will only borrow from banks.

                           CASH MANAGEMENT FUND
                           The fund may concentrate in bank obligations and may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated and decisions by regulators may limit the loans banks make and the interest rates and fees they charge, potentially reducing bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations, making them sensitive to changes in money market and general economic conditions. Defaults by a bank's borrowers will have an adverse affect on the bank's financial situation.

                           HIGH YIELD BOND FUND

                           Although the fund invests primarily in high yield debt securities, the fund may also invest up to 20% of its assets in equity and equity related securities.


                    Salomon Brothers Investment Series - 57

 INVESTMENT GRADE SECURITIES
 Securities are investment grade if they:

   are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization;
   have received a comparable short-term or other rating; or are unrated securities that the manager believes are of comparable quality to investment grade securities.

                           INVESTORS VALUE FUND
                           The fund may invest up to 5% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the manager. The fund may invest without limit in convertible debt securities. The fund may invest up to 20% of its assets in securities of foreign issuers.

                           LARGE CAP GROWTH FUND
                           The fund may invest up to 20% of its assets in equity securities of companies that are not considered to be large cap companies.

                           MID CAP FUND
                           The fund may invest up to 20% of its assets in equity securities of companies that are not considered to be mid cap companies. The fund may invest up to 20% of its assets in investment grade non-convertible bonds, notes and other debt securities (called 'fixed income' investments) when the manager believes that their total return potential equals or exceeds the potential return of equity securities. The fund may invest up to 20% of its total assets in equity securities of foreign issuers, including emerging market issuers.

                           SMALL CAP GROWTH FUND
                           The fund may invest up to 20% of its assets in equity securities of companies that are not considered to be small cap companies. The fund may invest up to 20% of its assets in non-convertible bonds, notes and other debt securities when the manager believes that their total return potential equals or exceeds the potential return of equity securities. The fund may invest up to 20% of its total assets in equity securities of foreign issuers.

                           STRATEGIC BOND FUND
                           Although the fund invests primarily in fixed income securities, the fund may invest up to 20% of its assets in equity and equity related securities. The fund may invest up to 100% of its assets in foreign currency denominated securities, including securities of issuers located in emerging markets.
--------------------------------------------------------------------------------

 EQUITY INVESTMENTS

 All Cap Value Fund, Balanced Fund, Capital Fund, High Yield Bond Fund, Investors Value Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Growth Fund and Strategic Bond Fund

                           Subject to its particular investment policies, each of these funds may invest in all types of equity securities. Equity securities include common stocks traded on an exchange or in the over the counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts.

                           Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company's assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. See 'Foreign and emerging markets investments' below for the general risks of foreign investing.


                    Salomon Brothers Investment Series - 58

 DEBT OBLIGATIONS

 Generally

 All funds, but the following funds only to a limited extent: All Cap Value Fund, Capital Fund, Investors Value Fund, Large Cap Growth Fund, Mid Cap Fund and Small Cap Growth Fund

                           Subject to its particular investment policies, each fund may invest to some extent in debt obligations, which are securities used by issuers to borrow money. Debt obligations include bonds, notes (including structured notes), debentures, commercial paper and other money market instruments issued by banks, corporations, local, state and national governments and instrumentalities, both U.S. and foreign, and supranational entities, mortgage-related and asset-backed securities, convertible securities, and loan participations and assignments. Debt obligations may be fixed income securities, or have various types of payment and reset terms or features, including adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Certain types of debt obligations and the specific funds that may invest in them are described below.

                           Each of the funds except for California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund, New York Tax Free Bond Fund and Short/Intermediate U.S. Government Fund may invest in debt obligations of foreign issuers. See 'Foreign and emerging market investments' below for the general risks of foreign investing.

--------------------------------------------------------------------------------

 MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

 Cash Management Fund, High Yield Bond Fund, Strategic Bond Fund, Balanced Fund and Short/Intermediate U.S. Government Fund

                           Each of these funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies including government related entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. Government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

                           Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

                    Salomon Brothers Investment Series - 59

 MORTGAGE ROLLS

 Balanced Fund, Strategic Bond Fund and Short/Intermediate U.S. Government Fund

                           In mortgage dollar roll transactions, a fund sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The fund loses the right to receive interest and principal payments on the security it sold. However, the fund benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the manager's ability to forecast mortgage prepayment patterns on different mortgage pools. The fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

--------------------------------------------------------------------------------

 HIGH YIELD, LOWER QUALITY SECURITIES

 High Yield Bond Fund and Strategic Bond Fund. Each of the following funds only to a limited extent: Balanced Fund, Capital Fund and Investors Value Fund

                           High yield, lower quality securities are securities that are rated by a rating organization below its top four long-term rating categories or unrated securities determined by the manager to be of equivalent quality. These securities are commonly known as 'junk bonds.' The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.

                           Securities rated below investment grade are considered speculative and, compared to investment grade securities, tend to have more volatile prices and:

                             Increased price sensitivity to changing interest rates and to adverse economic and business developments;

                             Greater risk of loss due to default or declining credit quality;

                             Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments; and

                             Greater susceptibility to negative market sentiments leading to depressed prices and a decrease of liquidity.

                           Each of these funds may also invest in distressed debt securities. Distressed debt securities are debt securities that are subject to bankruptcy proceedings or are in default or are at imminent risk of being in default. The Capital Fund may invest up to 10% of its assets, and the other funds to a more limited extent, in distressed debt securities that are subject to bankruptcy proceedings or are already in default. Distressed debt securities are speculative and involve substantial risk. Generally, a fund will invest in distressed debt securities when the manager believes they offer significant potential for higher returns or can be exchanged for other securities (e.g. equity securities) that offer this potential. However, there can be no assurance that the issuer will make an exchange offer or adopt a plan of reorganization. A fund will generally not receive interest payments on the distressed debt securities and may incur costs to protect its investment. In addition, principal may not be repaid. Distressed debt securities and any securities received in an exchange may be difficult to sell and may be subject to restriction on resale.


                    Salomon Brothers Investment Series - 60

 MUNICIPAL OBLIGATIONS

 California Tax Free Bond Fund, Cash Management Fund, New York Municipal Money Market Fund, New York Tax Free Bond Fund and National Tax Free Bond Fund

                           Municipal obligations are debt obligations issued by or on behalf of states, cities, municipalities, U.S. territories and possessions (such as the District of Columbia and Puerto Rico) and other public authorities. The interest on these securities is exempt from regular federal income tax and, in some cases, state and local personal income tax. The two principal classifications of municipal obligations are 'general obligation' securities and 'revenue' securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Private activity bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. The ability of an issuer of municipal obligations to fulfill its payment obligations may be adversely affected by political and economic conditions and other developments. A significant portion of a fund's assets may be invested, from time to time, in municipal securities of issuers concentrated in a particular region or industry. You should be aware that these funds, including those that invest primarily in municipal obligations of issuers located in California or New York, may invest, from time to time, a significant portion of their assets in municipal obligations issued by Puerto Rico or other U.S. territories. Such securities may be adversely affected by factors particular to issuers located in those areas.

                           Municipal obligations include municipal lease obligations, which may present special risks, because the municipal issuer may not be obligated to appropriate money to make required payments on the obligations. Although such obligations are typically secured by the leased property, the leased property may be hard to sell, or if sold, may not cover fully the fund's exposure. The secondary market for municipal obligations may be less liquid than for most taxable fixed income securities which may limit the fund's ability to buy and sell these obligations at times and prices the manager believes would be advantageous. There may be less information available about the financial condition of an issuer of municipal obligations than about issuers of other publicly traded securities. Also, state and federal bankruptcy laws (or other applicable laws) could hinder the fund's ability to recover interest or principal in the event of a default by the issuer, and an issuer's obligation to make payments may be subject to laws or referenda enacted in the future, placing constraints upon the enforcement of such obligations, or extending the time for payment of such obligations, or on the ability of the issuer to levy taxes.


                    Salomon Brothers Investment Series - 61

SOVEREIGN GOVERNMENT AND SUPRANATIONAL DEBT

 Balanced Fund, Capital Fund, High Yield Bond Fund, Investors Value Fund, Mid Cap Fund, and Strategic Bond Fund. Cash Management Fund and New York Municipal Money Market Fund in U.S. dollar denominated sovereign government obligations and supranational debt only.

                           Each of these funds may invest in all types of fixed income securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include:

                             Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries;

                             Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries;

                             Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers;

                             Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness;

                             Participations in loans between emerging market governments and financial institutions; and

                             Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

                           Sovereign government and supernational debt involve many of the risks described below of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and a fund may be unable to enforce its rights against the issuers.

--------------------------------------------------------------------------------

 FOREIGN AND EMERGING MARKET INVESTMENTS

 All funds except California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund, New York Tax Free Bond Fund and Short/Intermediate U.S. Government Fund

                           Each of these funds may invest in foreign securities, including emerging market issuers.

                           The funds may invest directly in foreign issuers or invest in depositary receipts. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly.

                           Investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

                             Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices;

                             Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable, or the fund may have difficulty determining the fair value of its securities;

                             The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading;

                             The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession; and

                             Economic, political and social developments may adversely affect non-U.S. securities markets.


                           Funds investing in securities denominated in foreign currencies may engage in forward foreign currency contracts. See 'More on the Funds' Investments and Related Risks -- Derivatives and hedging techniques.'



                    Salomon Brothers Investment Series - 62

 DERIVATIVES AND HEDGING TECHNIQUES

 All funds except Cash Management Fund and New York Municipal Money Market Fund


                           Each of these funds may use derivative contracts, including, but not limited to futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate, currency or credit default swaps. However, these funds may use derivatives for any of the following purposes:



                             To hedge against the economic impact of adverse changes in the market value of their portfolio securities due to changes in stock market prices, currency exchange rates or interest rates;


                             As a substitute for buying or selling securities;
                             or

                             To enhance the fund's return as a non-hedging strategy that may be considered speculative.

                           A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets. The Tax Free Bond funds may invest in certain municipal derivatives that may be subject to unresolved tax, legal, regulatory and accounting issues.

--------------------------------------------------------------------------------

 BORROWING
 All funds
                           Each of the funds may borrow in certain limited circumstances. Certain borrowing may create an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a fund's shares and in the return on the fund's portfolio. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of a fund's shares.

--------------------------------------------------------------------------------
 TEMPORARY DEFENSIVE
 INVESTING                 Each fund may depart from its principal investment
                           strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund takes a temporary defensive position, it may be unable to achieve its investment goal.

--------------------------------------------------------------------------------

 PORTFOLIO TURNOVER        Each fund may engage in active and frequent trading
                           to achieve its principal investment objectives. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in a fund's annual operating expenses shown in the fund's fee table in this prospectus but do detract from the fund's performance. The 'Financial Highlights' section of this prospectus shows each fund's (other than the money market funds) historical portfolio turnover rate.

--------------------------------------------------------------------------------

 PORTFOLIO HOLDINGS        The funds' policies and procedures with respect to
                           the disclosure of each fund's portfolio securities are described in the SAI.


                    Salomon Brothers Investment Series - 63

--------------------------------------------------------------------------------
 MANAGEMENT


Salomon Brothers Asset Management Inc ('SaBAM') is the investment manager for each fund. SaBAM was established in 1987 and together with SaBAM affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. The manager's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly-owned subsidiary of Citigroup Inc. ('Citigroup'). Citigroup businesses provide a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. Citigroup Asset Management Limited ('CAM Ltd.'), an affiliate of the manager, provides advisory services to the manager in connection with Strategic Bond Fund's transactions in currencies and non-dollar denominated debt securities. Its principal address is Citigroup Centre, Canada Square, London E14 5LB England. CAM Ltd. is not directly compensated by the funds for its services.



Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in a fund. They may also own the securities of these issuers. However, in making investment decisions for each fund, the fund's manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent each fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

--------------------------------------------------------------------------------

 DISTRIBUTOR               Citigroup Global Markets Inc., a registered
                           broker-dealer and an affiliate of the manager, serves as the distributor for the funds.

--------------------------------------------------------------------------------

 DISTRIBUTION
 PLANS The funds each have adopted Rule 12b-1 distribution plans for their Class A, B and C shares. Under each plan, the fund pays distribution and service fees. These fees are an ongoing expense and over time, may cost you more than other types of sales charges.

                           In addition, the distributor and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

                           The payments described above are often referred to as 'revenue sharing payments.' The recipients of such payments may include the funds' distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.



                    Salomon Brothers Investment Series - 64

------------------------------------------------------------------------------------------------------
                        PORTFOLIO
                        MANAGER/PORTFOLIO        PORTFOLIO
                        MANAGEMENT TEAM          MANAGER
 FUND                   MEMBERS, TITLE           SINCE        PAST 5 YEARS' BUSINESS EXPERIENCE
------------------------------------------------------------------------------------------------------
 All Cap Value Fund     Peter Hable,             Inception    Co-portfolio manager of fund;
                        Managing Director                     senior portfolio manager
                                                              responsible for day-to-day
                                                              management of the fund (since
                                                              2001); joined Citigroup or its
                                                              predecessor firms in 1983.
                        John Goode,              Inception    Co-portfolio manager of fund;
                        Managing Director                     senior portfolio manager
                                                              responsible for day-to-day
                                                              management of the fund (since
                                                              2001); joined Citigroup or its
                                                              predecessor firms in 1969.
------------------------------------------------------------------------------------------------------
 Balanced Fund          George J. Williamson,    July 1998    Portfolio manager of fund; joined
                        Director                              Citigroup or its predecessor firms
                                                              in 1979.
 California Tax Free    John C. Mooney, CFA,     Inception    Co-portfolio manager of fund;
 Bond Fund              Director                              senior portfolio manager
                                                              responsible for managing tax-exempt
                                                              fixed income funds; member of the
                                                              team responsible for fixed income
                                                              strategy, research and trading;
                                                              joined Citigroup or its predecessor
                                                              firms in 1997.
                        Robert Amodeo, CFA,      April 2002   Co-portfolio manager of fund;
                        Managing Director                     senior portfolio manager
                                                              responsible for municipal bond
                                                              portfolio since 1988; member of
                                                              manager's investment policy
                                                              committee; joined Citigroup or its
                                                              predecessor firms in 1992.

                                                                                                   THE PORTFOLIO
                                                                                                   MANAGERS
                                                                                                   The portfolio managers
                                                                                                   are primarily
                                                                                                   responsible for
                                                                                                   day-to-day investment
                                                                                                   operations of the funds
                                                                                                   indicated beside their
                                                                                                   names.
                                                                                                   More information about
                                                                                                   the portfolio manager's
                                                                                                   compensation, other
                                                                                                   accounts managed and
                                                                                                   the manager's ownership
                                                                                                   of securities in the
                                                                                                   fund is included in the
                                                                                                   SAI.
------------------------------------------------------------------------------------------------------
 Capital Fund           Kevin Caliendo,          July 1998    Co-portfolio manager of fund;
                        Director                              senior portfolio manager for all
                                                              cap strategies; co-manager for
                                                              large cap core, sector neutral
                                                              strategies; sector manager for
                                                              small cap growth and balanced
                                                              strategies; member of manager's
                                                              investment policy committee; joined
                                                              Citigroup or its predecessor firms
                                                              in 2002; prior to 2002, was an
                                                              equity analyst and convertible
                                                              portfolio manager (healthcare) at
                                                              SAC capital, a convertible analyst
                                                              (healthcare) at Wachovia
                                                              Securities, an equity analyst
                                                              (healthcare) at ING Barings, and an
                                                              equity analyst (medical devices) at
                                                              Bear Stearns.

                        Margaret Blaydes,        April 2005   Co-portfolio manager of the fund;
                        Director                              joined Citigroup or its predecessor
                                                              firms in 2003; prior to 2003 was an
                                                              equity research analyst covering
                                                              entertainment and leisure
                                                              industries at Salomon Smith Barney
                                                              Inc.





                    Salomon Brothers Investment Series - 65

------------------------------------------------------------------------------------------------------
                        PORTFOLIO
                        MANAGER/PORTFOLIO        PORTFOLIO
                        MANAGEMENT TEAM          MANAGER
 FUND                   MEMBERS, TITLE           SINCE        PAST 5 YEARS' BUSINESS EXPERIENCE
------------------------------------------------------------------------------------------------------
 Cash Management        Kevin Kennedy,           2001         Portfolio manager of fund; joined
 Fund                   Managing Director                     Citigroup or its predecessor firms
                                                              in 1993.
------------------------------------------------------------------------------------------------------
 High Yield Bond        Peter J. Wilby, CFA,     Inception    Co-portfolio manager of fund;
 Fund                   Managing Director,                    senior portfolio manager
                        Chief Investment                      responsible for directing
                        Officer -- North                      investment policy and strategy for
                        America Fixed Income                  all emerging markets and high yield
                                                              fixed income portfolios; member of
                                                              manager's investment policy
                                                              committee; joined Citigroup or its
                                                              predecessor firms in 1989.
                        Beth A. Semmel, CFA,     Inception    Co-portfolio manager of fund;
                        Managing Director                     senior portfolio manager and senior
                                                              trader for all high yield
                                                              securities; member of manager's
                                                              investment policy committee; joined
                                                              Citigroup or its predecessor firms
                                                              in 1993.
                        James E. Craige, CFA,    Inception    Co-portfolio manager of fund;
                        Managing Director                     senior portfolio manager for
                                                              emerging markets debt portfolios;
                                                              member of manager's investment
                                                              policy committee; joined Citigroup
                                                              or its predecessor firms in 1992.
 Investors Value        Mark McAllister,         April 2000   Co-portfolio manager of fund;
 Fund                   Managing Director                     equity analyst responsible for day-
                                                              to-day management of the fund;
                                                              joined Citigroup or its predecessor
                                                              firms in 1999.
                        Robert Feitler,          1995         Co-portfolio manager of fund; co-
                        Director                              manager for large cap value
                                                              strategies; team leader for small
                                                              cap growth strategies; sector
                                                              manager for small cap growth and
                                                              balanced strategies; joined
                                                              Citigroup or its predecessor firms
                                                              in 1995.
------------------------------------------------------------------------------------------------------
 Large Cap Growth       Alan Blake,              March 2004   Portfolio manager of fund; joined
 Fund                   Managing Director                     Citigroup or its predecessor firms
                                                              in 1991.
 Mid Cap Fund           Kevin Caliendo,          April 2005   Portfolio manager of fund; joined
                        Director                              Citigroup or its predecessor firms
                                                              in 2002.
------------------------------------------------------------------------------------------------------
 National Tax Free      John C. Mooney, CFA,     June 1997    Co-portfolio manager of fund;
 Bond Fund              Director                              senior portfolio manager
                                                              responsible for managing tax-exempt
                                                              fixed income funds; member of the
                                                              team responsible for fixed income
                                                              strategy, research and trading;
                                                              joined Citigroup or its predecessor
                                                              firms in 1997.
                        Robert Amodeo, CFA,      April 2002   Co-portfolio manager of fund;
                        Managing Director                     senior portfolio manager
                                                              responsible for municipal bond
                                                              portfolio (since 1995); member of
                                                              manager's investment policy
                                                              committee; joined Citigroup or its
                                                              predecessor firms in 1992.



                    Salomon Brothers Investment Series - 66

------------------------------------------------------------------------------------------------------
                        PORTFOLIO
                        MANAGER/PORTFOLIO        PORTFOLIO
                        MANAGEMENT TEAM          MANAGER
 FUND                   MEMBERS, TITLE           SINCE        PAST 5 YEARS' BUSINESS EXPERIENCE
------------------------------------------------------------------------------------------------------
 New York Municipal     Charles K. Bardes,       August 1998  Co-portfolio manager of fund;
 Money Market Fund      Director                              portfolio manager specializing in
                                                              short-term tax-exempt investments;
                                                              joined Citigroup or its predecessor
                                                              firms in 1986.
                        Thomas A. Croak,         August 1998  Co-portfolio manager of fund;
                        Director                              portfolio manager responsible for
                                                              daily trading and evaluation of
                                                              municipal securities for municipal
                                                              portfolios; joined Citigroup or its
                                                              predecessor firms in 1995.
------------------------------------------------------------------------------------------------------
 New York Tax Free      John C. Mooney, CFA,     June 1997    Co-portfolio manager of fund;
 Bond Fund              Director                              senior portfolio manager
                                                              responsible for managing tax-exempt
                                                              fixed income funds; member of the
                                                              team responsible for fixed income
                                                              strategy, research and trading;
                                                              joined Citigroup or its predecessor
                                                              firms in 1997.
                        Robert Amodeo, CFA,      April 2002   Co-portfolio manager of fund;
                        Managing Director                     senior portfolio manager
                                                              responsible for municipal bond
                                                              portfolios; member of manager's
                                                              investment policy committee; joined
                                                              Citigroup or its predecessor firms
                                                              in 1992.
 Small Cap Growth       Vincent Gao, CFA,       January 2003  With respect to the fund, team
 Fund                   Director                              leader, responsible for oversight
                                                              and portfolio strategy; sector
                                                              manager for small cap growth and
                                                              balanced strategies and analyst
                                                              covering technology; joined
                                                              Citigroup or its predecessor firms
                                                              in 1999.
                        Kevin Caliendo,         December 2002 With respect to the fund, team
                        Director                              member analyst responsible for
                                                              healthcare sector with
                                                              responsibility for buy and sell
                                                              decisions in that sector; senior
                                                              portfolio manager for all cap
                                                              strategies; co-manager for large
                                                              cap core, sector neutral
                                                              strategies; sector manager for
                                                              small cap growth and balanced
                                                              strategies; member of manager's
                                                              investment policy committee; joined
                                                              Citigroup or its predecessor firms
                                                              in 2002; prior to 2002, was an
                                                              equity analyst and convertible
                                                              portfolio manager (healthcare) at
                                                              SAC capital, a convertible analyst
                                                              (healthcare) at Wachovia
                                                              Securities, an equity analyst
                                                              (healthcare) at ING Barings, and an
                                                              equity analyst (medical devices) at
                                                              Bear Stearns.
                        Robert Feitler,        February 1995  With respect to the fund, team
                        Director                              member analyst responsible for
                                                              financial services sector with
                                                              responsibility for buy and sell
                                                              decisions in that sector;
                                                              co-manager for large cap value
                                                              strategies; team leader for small
                                                              cap growth strategies; sector
                                                              manager for small cap growth and
                                                              balanced strategies; joined
                                                              Citigroup or its predecessor firms
                                                              in 1995.


                    Salomon Brothers Investment Series - 67

----------------------------------------------------------------------------
                        PORTFOLIO
                        MANAGER/PORTFOLIO        PORTFOLIO
                        MANAGEMENT TEAM          MANAGER
 FUND                   MEMBERS, TITLE           SINCE        PAST 5 YEARS' BUSINESS EXPERIENCE
------------------------------------------------------------------------------------
 Small Cap Growth       Dmitry Khaykin,          June 2003    With respect to the fund, team
 Fund (continued)       Vice President                        member analyst responsible for
                                                              media and telecommunications with
                                                              responsibility for buy and sell
                                                              decisions in that sector; sector
                                                              manager for small cap growth and
                                                              balanced strategies; analyst
                                                              covering communications and media;
                                                              joined Citigroup or its predecessor
                                                              firms in 2003; prior to 2003, was a
                                                              research analyst (telecommunications)
                                                              at Gabelli & Company, Inc. and an
                                                              associate in the risk management
                                                              division of Morgan Stanley & Co.
                                                              Inc.
                        Margaret Blaydes,        March 2003   With respect to the fund, team
                        Director                              member analyst responsible for
                                                              consumer sector with responsibility
                                                              for buy and sell decisions in that
                                                              sector; sector manager for small
                                                              cap growth and balanced strategies;
                                                              analyst covering tobacco,
                                                              beverages, retail and consumer;
                                                              joined Citigroup or its predecessor
                                                              firms in 2003; prior to 2003 was an
                                                              equity research analyst covering
                                                              entertainment and leisure
                                                              industries at Salomon Smith Barney
                                                              Inc.
------------------------------------------------------------------------------------------------------
 Strategic Bond Fund    Peter J. Wilby, CFA,     Inception    Co-portfolio manager of fund;
                        Managing Director,                    senior portfolio manager
                        Chief Investment                      responsible for directing
                        Officer -- North                      investment policy and strategy for
                        America Fixed Income                  all emerging markets and high yield
                                                              fixed income portfolios; member of
                                                              manager's investment policy
                                                              committee; joined Citigroup or its
                                                              predecessor firms in 1989.
                        Roger Lavan, CFA,        Inception    Co-portfolio manager of fund;
                        Managing Director                     senior portfolio manager
                                                              responsible for U.S. Governments,
                                                              mortgage and asset-backed
                                                              securities; member of manager's
                                                              investment policy committee; joined
                                                              Citigroup or its predecessor firms
                                                              in 1990.
                        David Scott,             Inception    Co-portfolio manager of fund;
                        Managing Director                     senior portfolio manager
                                                              responsible for traditional global
                                                              bond product (since 1995); joined
                                                              Citigroup or its predecessor firms
                                                              in 1994.
 Short/Intermediate     Roger Lavan, CFA,        Inception    Portfolio manager of fund; senior
 U.S. Government        Managing Director                     portfolio manager responsible for
 Fund                                                         U.S. Governments, mortgage and
                                                              asset-backed securities; member of
                                                              manager's investment policy
                                                              committee; joined Citigroup or its
                                                              predecessor firms in 1990.


--------------------------------------------------------------------------------


                    Salomon Brothers Investment Series - 68

  -----------------------------------------------------------------------------------------------------------
   ACTUAL MANAGEMENT FEE PAID DURING THE MOST RECENT FISCAL YEAR AS A PERCENTAGE OF       MANAGEMENT FEES
   AVERAGE DAILY NET ASSETS AFTER ACCOUNTING FOR VOLUNTARY EXPENSE LIMITATIONS AND/OR     As of December 31,
   REIMBURSEMENTS, IF APPLICABLE*                                                         2004, SaBAM managed
                                                                                          approximately $80
                                                                                          billion of assets
   All Cap Value Fund'D'                                                 0.00%
  -------------------------------------------------------------------------

   Balanced Fund                                                         0.41%
   California Tax Free Bond Fund                                         0.00%
  -------------------------------------------------------------------------

   Capital Fund**                                                        0.56%
   Cash Management Fund                                                  0.00%
  -------------------------------------------------------------------------

   High Yield Bond Fund                                                  0.75%
   Investors Value Fund***                                               0.52%
  -------------------------------------------------------------------------

   Large Cap Growth Fund'DD'                                             0.00%
   Mid Cap Fund                                                          0.30%
  -------------------------------------------------------------------------

   National Tax Free Bond Fund                                           0.00%
   New York Municipal Money Market Fund                                  0.17%
  -------------------------------------------------------------------------

   New York Tax Free Bond Fund                                           0.34%
   Short/Intermediate U.S. Government Fund                               0.22%
  -------------------------------------------------------------------------
   Small Cap Growth Fund                                                 0.70%

   Strategic Bond Fund                                                   0.75%





 * Fee paid may be less than the contractual rate due to expense limitations and waivers and/or reimbursements.


--------------------------------------------------------------------------------



'D' The ALL CAP VALUE FUND pays the manager a fee of:



  AVERAGE DAILY NET ASSETS                                    ANNUAL FEE RATE
        First $1.5 Billion                                        0.750%
        Next $.50 Billion                                         0.700%
        Next $.50 Billion                                         0.650%
        Next $1.0 Billion                                         0.600%
        Over $3.50 Billion                                        0.500%


--------------------------------------------------------------------------------

 ** The CAPITAL FUND pays the manager a fee of:


  AVERAGE DAILY NET ASSETS                                    ANNUAL FEE RATE
        First $100 million                                         1.00%
        Next $100 million                                         0.750%
        Next $200 million                                         0.625%
        Over $400 million                                         0.500%


--------------------------------------------------------------------------------

 ***The INVESTORS VALUE FUND pays the manager a fee that varies based upon the investment performance of the fund compared to the S&P 500 Index. The base fee is determined as follows:


  AVERAGE DAILY NET ASSETS                                    ANNUAL FEE RATE
        First $350 million                                        0.650%
        Next $150 million                                         0.550%
        Next $250 million                                         0.525%
        Next $250 million                                         0.500%
        Over $1 billion                                           0.450%




                    Salomon Brothers Investment Series - 69

  At the end of each calendar quarter for each percentage
  point of difference between the investment performance of     MANAGEMENT
  the class of shares of the Investors Value Fund which has     FEES
  the lowest performance for the period and the S&P 500 Index   (CONTINUED)
  over the last prior 12 month period this base fee is
  adjusted upward or downward by the product of (i) 1/4 of
  .01% and (ii) the average daily net assets of the Investors
  Value Fund for the 12 month period. If the amount by which the Investors Value Fund outperforms or underperforms the
  S&P 500 Index is not a whole percentage point, a pro rata
  adjustment will be made. However, there will be no
  performance adjustment unless the investment performance of the Investors Value Fund exceeds or is exceeded by the
  investment record of the S&P 500 Index by at least one
  percentage point. The maximum quarterly adjustment is
  0.025%, which would occur if the fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more
  percentage points.



-------------------------------------------------------------------------



 'DD' The LARGE CAP GROWTH FUND pays the manager a fee of:



  AVERAGE DAILY NET ASSETS                                    ANNUAL FEE RATE
        First $5 Billion                                          0.700%
        Next $2.5 Billion                                         0.700%
        Next $2.5 Billion                                         0.675%
        Next $10 Billion                                          0.650%


--------------------------------------------------------------------------------

  RECENT DEVELOPMENTS
  In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management
  (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank (CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

  In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

  CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

  In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

  Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.




                    Salomon Brothers Investment Series - 70

  Unless and until any settlement is consummated, there can be  RECENT DEVELOPMENTS
  no assurance that any amount reserved by Citigroup will be    (CONTINUED)
  distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such
  distribution would be made.

  Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. The funds did not implement the contractual arrangement described above and will not receive any payments.

                    Salomon Brothers Investment Series - 71

-------------------------------------------------------------------------------
 CHOOSING A SHARE CLASS TO BUY


 SHARE                   You can choose among three class of shares: Classes A, B or
 CLASSES                 C. In addition, investors meeting the investment minimum may purchase Class Y shares of certain funds. If you already own
                         Class O shares of a fund, you may also be eligible to
                         purchase Class O shares of any of the funds. The classes
                         have different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:
                            How much you plan to invest;
                            How long you expect to own the shares;
                            The expenses paid by each class detailed in the Fee Table
                            and Example at the front of this Prospectus; and
                            Whether you qualify for any reduction or waiver of sales
                            charges.
                         If you are choosing between Class A or Class B shares (and are ineligible to purchase Class O and Class Y), it will in almost all cases be the more economical choice for you to
                         purchase Class A shares if you plan to purchase shares in an amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.



  INVESTMENT             Minimum initial investment amounts vary depending on the
  MINIMUMS               nature of your investment account.


-----------------------------------------------------------------------------------------------------------
                                                         INITIAL INVESTMENT                ADDITIONAL
                                                                                          INVESTMENTS

                                                    CLASSES A, B,     CLASS Y*      CLASSES A, B,   CLASS Y
                                                        C, O                            C, O
 General                                                $250       $2.5 Million**        $50        $1,000
-----------------------------------------------------------------------------------------------------------
 Individual Retirement Accounts, Self Employed           $50       $2.5 Million**        $50        $1,000
 Retirement Plans, Uniform Gift to Minor Accounts
 Qualified Retirement Plans                              $50       $2.5 Million**        $50        $1,000
-----------------------------------------------------------------------------------------------------------
 Monthly Automatic Investment or Systematic              $25            n/a              $25          n/a
 Exchange Plans


  * The initial minimum investment may be waived for certain omnibus and individual positions held by clients in certain Citigroup affiliated investment programs or group savings or retirement plans.

 ** $15 million for the High Yield Bond Fund and Strategic Bond Fund Class Y.

Qualified Retirement Plans are qualified plans under Section 403(b)(7) or
Section 401(a) of the Internal Revenue Code, including 401(k) plans.


------------------------------------------------------------------------------------
 COMPARING              Your Financial Consultant can help you decide which class
 CLASSES                meets your goals. Your Financial Consultant may receive
                        different compensation depending upon which class you
                        choose. Before choosing your share class, you should review the fee table and example at the front of this prospectus
                        carefully. Fees and expenses may vary over time.
                        More information about the funds' classes of shares is
                        available free of charge on the Salomon Brothers Asset
                        Management website. You'll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:
                           the front-end sales charges that apply to the purchase of
                           Class A shares;
                           the deferred sales charges that apply to the redemption
                           of Class B and Class C shares;
                           who qualifies for lower sales charges on Class A shares;
                           who qualifies for a sales load waiver; and
                           who qualifies to purchase Class Y Shares.
                        Please go to http://www.citigroupam.com and click on the name of the fund.


                    Salomon Brothers Investment Series - 72

--------------------------------------------------------------------------------------------------------------------------------
                                 CLASS A            CLASS B            CLASS C            CLASS O              CLASS Y
 KEY FEATURES                   Initial sales      No initial         No initial         Only               No initial or
                                charge             sales charge       sales charge       available to       deferred sales
                                You may            Deferred           Deferred           existing           charge
                                qualify for        sales charge       sales charge for   Class O            Must invest at
                                reduction or       declines over      only 1 year        shareholders       least $2.5
                                waiver of          time               Higher annual      No initial or      million'D'
                                initial sales      Converts to        expenses than      deferred           Generally lower
                                charge             Class A after      Class A            sales charge       expenses than
                                Generally          7 years                               Generally          the other
                                lower annual       Higher annual                         lower annual       classes
                                expenses than      expenses than                         expenses than      Available for
                                Class B and        Class A                               Class A, B         certain funds
                                Class C                                                  and C              only

--------------------------------------------------------------------------------------------------------------------------
 INITIAL SALES               Up to              None               None               None               None
 CHARGE                      5.75%/4.50%/
                             4.00%/2.00%*,
                             reduced or
                             waived for large
                             purchases and
                             certain
                             investors. No
                             charge for
                             purchases of $1
                             million or more

 DEFERRED SALES              1%** on            Up to 5.00%**      1%** if you        None               None
 CHARGE                      purchases of $1    charged when you   redeem within 1
                             million or more    redeem shares.     year of purchase
                             if you redeem      The charge is
                             within 1 year of   reduced over
                             purchase           time and there
                                                is no deferred
                                                sales charge
                                                after 6
                                                years[Del]
--------------------------------------------------------------------------------------------------------------------------
 ANNUAL                      0.25%*** of        1.00%***[Del][Del] 0.75%/1.00%***     None               None
 DISTRIBUTION AND            average daily      of average daily   of average daily
 SERVICE FEES                net assets         net assets         net assets
 EXCHANGEABLE                Class A shares     Class B shares     Class C shares     Class O shares     Class Y shares
 INTO**                      of any of the      of any of the      of any of the      of any of the      of any of the
                             other Salomon      other Salomon      other Salomon      other Salomon      other Salomon
                             Brothers funds     Brothers funds     Brothers funds     Brothers funds     Brothers funds or
                             or Salomon         or Salomon         or Salomon         or Salomon         Salomon Brothers
                             Brothers Class A   Brothers Class B   Brothers Class C   Brothers Class O   Class Y shares of
                             shares of any of   shares of any of   shares of any of   shares of any of   any of the SB
                             the SB funds       the SB funds       the SB funds       the SB funds       funds'D'D'


         * Class A shares of all of the funds except for the money market funds (Cash Management Fund and New York Municipal Money Market Fund) are offered either with a 5.75% (Balanced, Large Cap Growth, Small Cap Growth, Investors Value, Capital, All Cap Value, and Mid Cap Funds), a 4.50% (High Yield Bond Fund and Strategic Bond Fund), 4.00% (National Tax Free Bond, California Tax Free Bond and New York Tax Free Bond Funds) or 2.00% (Short/Intermediate U.S. Government Fund) initial sales charge.

        ** Class A shares of the money market funds are not subject to a sales charge at the time of purchase. If you subsequently exchange shares of either of the money market funds for shares of another fund, a sales charge may be payable on Class A shares. Class B and Class C shares of the money market funds are not subject to a deferred sales charge unless the shares are obtained by exchange of shares from another fund which was acquired subject to a deferred sales charge. If you subsequently exchange Class B or Class C shares of a money market fund for shares of another fund, a deferred sales charge may become applicable in the case of Class B and an initial and a deferred sales charge may become applicable in the case of Class C shares. The period during which the shares are held in the money market funds are excluded from the holding period for determining the deferred sales charge and conversion to Class A shares. Class C shares of the Short/Intermediate U.S. Government Fund are not subject to a deferred sales charge.

       *** All of the funds except for the money market funds pay a service fee with respect to Class A shares of 0.25% of average daily net assets and a service and distribution fee with respect to Class B shares of 1.00% of average daily net assets. The fee paid with respect to the Class A shares of California Tax Free Bond Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund and Mid Cap Fund is both a distribution and service fee. All of the funds except for the money market funds pay a service and distribution fee with respect to Class C shares of either 0.75% (High Yield Bond, National Tax Free Bond, Strategic Bond, Short/Intermediate U.S. Government, California Tax Free Bond and New York Tax Free Bond Funds) or 1.00% (Capital, Investors Value, Small Cap Growth, Balanced, Large Cap Growth, All Cap Value, and Mid Cap Funds) of average daily net assets.

       'D' Except High Yield Bond Fund and Strategic Bond Fund, which are at least $15 million.

    'D''D' Subject to applicable minimum investment requirements.

     [Del] Except Short/Intermediate U.S. Government Fund, which has no deferred sales charge after the 5th year.

[Del][Del] The Short/Intermediate U.S. Government Fund pays a service and distribution fee with respect to Class B shares of 0.50% of average daily net assets, comprised of a 0.25% distribution and a 0.25% service fee.

                    Salomon Brothers Investment Series - 73

--------------------------------------------------------------------------------
 CLASS A SHARES

All Cap Value Fund, Balanced Fund, Capital Fund, Investors Value Fund, Large Cap Growth Fund, Mid Cap Fund and Small Cap Growth Fund.

-------------------------------------------------------------------------------------------------------------
                                   sales charge as       sales charge as            Broker/Dealer Commission
 Amount of investment              % of offering price   % of net invested amount   as a % of offering price
 Less than $50,000                        5.75%                    6.10%                     5.00%

------------------------------------------------------------------------------------------------------------
 $50,000 but less than $100,000           4.50%                    4.71%                     4.00%
 $100,000 but less than $250,000          4.00%                    4.17%                     3.50%

------------------------------------------------------------------------------------------------------------
 $250,000 but less than $500,000          2.75%                    2.83%                     2.50%
 $500,000 but less than $1
 million                                  2.25%                    2.30%                     2.00%

------------------------------------------------------------------------------------------------------------
 $1 million or more                       -0-                       -0-                    up to 1.00%

High Yield Bond Fund and Strategic Bond Fund.

-------------------------------------------------------------------------------------------------------------
                                   sales charge as       sales charge as            Broker/Dealer Commission
 Amount of investment              % of offering price   % of net invested amount   as a % of offering price
 Less than $25,000                        4.50%                    4.71%                     4.00%

------------------------------------------------------------------------------------------------------------
 $25,000 but less than $50,000            4.00%                    4.17%                     3.50%
 $50,000 but less than $100,000           3.75%                    3.90%                     3.25%

------------------------------------------------------------------------------------------------------------
 $100,000 but less than $250,000          3.50%                    3.63%                     3.00%
 $250,000 but less than $500,000          2.50%                    2.56%                     2.00%

------------------------------------------------------------------------------------------------------------
 $500,000 but less than $750,000          2.00%                    2.04%                     1.75%
 $750,000 but less than $1
 million                                  1.50%                    1.52%                     1.25%

------------------------------------------------------------------------------------------------------------
 $1 million or more                       -0-                     -0-                        up to 1.00%

California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund.

------------------------------------------------------------------------------------------------------------
                                   sales charge as       sales charge as            Broker/Dealer Commission
 Amount of investment              % of offering price   % of net invested amount   as a % of offering price
 Less than $50,000                        4.00%                    4.17%                     3.50%
------------------------------------------------------------------------------------------------------------
 $50,000 but less than $100,000           3.75%                    3.90%                     3.25%
 $100,000 but less than $250,000          3.50%                    3.63%                     3.00%

------------------------------------------------------------------------------------------------------------
 $250,000 but less than $500,000          2.50%                    2.56%                     2.00%
 $500,000 but less than $750,000          2.00%                    2.04%                     1.75%

------------------------------------------------------------------------------------------------------------
 $750,000 but less than $1
 million                                  1.50%                    1.52%                     1.25%
 $1 million or more                        -0-                      -0-                   up to 1.00%

Short/Intermediate U.S. Government Fund.

-------------------------------------------------------------------------------------------------------------
                                   sales charge as           sales charge as        Broker/Dealer Commission
 Amount of investment              % of offering price   % of net invested amount   as a % of offering price

 Less than $500,000                       2.00%                    2.04%                     1.80%

------------------------------------------------------------------------------------------------------------
 $500,000 or more                          -0-                     -0-                     up to 1.00%

                                                                                                           CLASS A SALES
                                                                                                           CHARGE

                                                                                                           You buy Class A
                                                                                                           shares at the offering
                                                                                                           price, which is the
                                                                                                           net asset value
                                                                                                           plus a sales charge.
                                                                                                           You pay a lower sales
                                                                                                           charge if the size
                                                                                                           of your investment
                                                                                                           increases to certain
                                                                                                           levels called
                                                                                                           breakpoints. You do
                                                                                                           not pay a sales
                                                                                                           charge on the fund's
                                                                                                           distributions or
                                                                                                           dividends that you
                                                                                                           reinvest in additional
                                                                                                           Class A shares. You
                                                                                                           do not pay an initial
                                                                                                           sales charge when
                                                                                                           you buy $1 million
                                                                                                           ($500,000 with
                                                                                                           respect to the
                                                                                                           Short/Intermediate
                                                                                                           U.S. Government Fund)
                                                                                                           or more of Class A
                                                                                                           shares. However,
                                                                                                           if you redeem these
                                                                                                           Class A shares within
                                                                                                           one year of purchase,
                                                                                                           you will pay a deferred
                                                                                                           sales charge of 1%.
                                                                                                           If you did not pay an
                                                                                                           initial sales charge
                                                                                                           when buying Class A
                                                                                                           shares due to a
                                                                                                           waiver applicable
                                                                                                           to purchases by
                                                                                                           qualified and
                                                                                                           non-qualified
                                                                                                           retirement plans
                                                                                                           with an omnibus
                                                                                                           relationship with the
                                                                                                           fund, you will not
                                                                                                           be subject to a
                                                                                                           deferred sales charge.
                                                                                                           See the description
                                                                                                           under 'Class B
                                                                                                           deferred sales charge'
                                                                                                           as to how the deferred
                                                                                                           sales charge is
                                                                                                           calculated.

                    Salomon Brothers Investment Series - 74

The distributor of each fund may pay up to 1.00% to the broker-dealer or other      CLASS A SHARES
intermediary for purchase amounts of $1 million ($500,000 with respect to the       (CONTINUED)
Short/Intermediate U.S. Government Fund) or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the broker-dealer or other intermediary will also receive the annual service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients.
Prior to the thirteenth month, the fund's distributor will retain the service fee. Where the broker-dealer or other intermediary does not receive a payment of up to 1.00% from the fund's distributor, the broker-dealer or other intermediary will instead receive the annual service fee starting immediately after purchase.
In certain cases, the broker-dealer or other intermediary may receive both a payment of up to 1% from the fund's distributor as well as the annual service fee starting immediately after purchase. Please contact your Financial
Consultant or other intermediary for more information.

No sales charge is imposed on the sale of Class A shares of Cash Management Fund or New York Municipal Money Market Fund.

QUALIFYING FOR A REDUCED CLASS A SALES CHARGE. There are several ways you can combine multiple purchases of Class A shares of the funds (excluding shares of Cash Management Fund or the New York Municipal Money Market Fund) to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sale charges that may be available to you when you purchase fund shares, you must inform your Financial Consultant or the fund's transfer agent if you have entered into a letter of intent, or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchases. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.


Accumulation privilege -- lets you combine the current value of Class A shares      To learn more about
of the fund with Class A, B and C shares of Salomon Brothers funds and Salomon      the accumulation
Brothers shares of SB funds that are owned by:                                      privilege, letters
                                                                                    of intent, waivers
                                                                                    for certain investors
                                                                                    and other options
   you; or                                                                          to reduce your
                                                                                    sales charge, ask
                                                                                    your Financial
                                                                                    Consultant or
   your spouse and children under the age of 21; and                                consult the SAI.



that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.
Please consult with your Financial Consultant(s) to determine whether shares held in accounts established through other Financial Consultants may be combined for purposes of the accumulation privilege.



Shares of Salomon Brothers money market funds may not be combined. Class C shares of SB Adjustable Rate Income Fund -- Salomon Brothers shares and Salomon
Brothers Short/Intermediate U.S. Government Fund are not offered with a sales charge, but may be combined.



Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.






Group purchase -- lets you combine the current value of Class A shares purchased by employees (and partners) of the same employer as a group for purposes of calculating the initial sales charge. To be eligible, all purchases must be made pursuant to an employer or partnership sanctioned plan meeting certain requirements set forth in the SAI.



Letter of Intent -- lets you purchase Class A shares of Salomon Brothers funds and Salomon Brothers shares of SB funds over a 13-month period and pay the same sales charge, if any, on Class A shares as if all shares had been



                  Salomon Brothers Investment Series - 75

purchased at once. At the time you enter into the letter of intent you           CLASS A SHARES
select your asset goal amount. All purchases of Class A, B, and C shares         (CONTINUED)
of any Salomon Brothers fund (other than a money market fund) and Salomon
Brothers shares of any SB fund, that are subject to sales charge and that are purchased during the 13-month period by


   you; or

   your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

Class C shares of SB Adjustable Rate Income Fund -- Salomon Brothers shares and
Salomon Brothers Short/Intermediate U.S. Government Fund are not offered with a sales charge, but may be combined.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Please consult with your Financial Consultant(s) to determine whether shares held in accounts established through other Financial Consultants may be combined.

WAIVERS FOR CERTAIN CLASS A INVESTORS. Class A initial sales charges are waived for certain types of investors, including:

  directors and officers of any fund sponsored by Citigroup or any of its subsidiaries and their immediate families (i.e., spouse, children, mother or father);

  employees of the manager and their immediate families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor ('Selling Broker') and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons);

  any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the funds' shares and their immediate families;

  participants in certain 'wrap-fee,' or asset allocation programs other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor;

  any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and have entered into agreements with the distributor;

  separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts; and non-qualified retirement plans and other third party retirement or savings programs.

If you qualify for a waiver of the Class A initial sales charge, you must notify your Financial Consultant or the transfer agent at the time of purchase.

If you want to learn about additional waivers of Class A initial sales charges, contact your Financial Consultant or consult the SAI.


                    Salomon Brothers Investment Series - 76

--------------------------------------------------------------------------------

 CLASS B SHARES


 CLASS B          You buy Class B shares at net asset value without paying an
 DEFERRED         initial sales charge. However, if you redeem your Class B
 SALES CHARGE     shares within six years of purchase, you will pay a deferred sales charge. Broker-Dealers selling Class B shares receive a commission of up to 4.00% of the purchase price of the
                  Class B shares of each fund they sell (except Broker-Dealers selling Class B shares of the U.S. Government Fund who receive a commission at the time of sale of 2.00%), and a quarterly trail fee at an annual rate of 0.25% which will begin to
                  accrue immediately after settlement for the Class B shares of each fund they sell. Class B shares of the Cash Management
                  Fund and New York Municipal Money Market Fund are not subject to a deferred sales charge if they were not acquired upon
                  exchange for Class B shares of another fund.





 The deferred sales     ALL CAP VALUE FUND       INVESTORS VALUE FUND   LARGE CAP GROWTH FUND
 charge decreases as    BALANCED FUND            MID CAP FUND
 the number of years    CAPITAL FUND             SMALL CAP GROWTH FUND
 since your purchase
 increases.




                        -------------------------------------------------------------------------
                                                                       DEFERRED SALES CHARGE AS A
                                                                       PERCENTAGE OF DOLLAR
                        YEAR(S) SINCE PURCHASE ORDER                   AMOUNT SUBJECT TO CHARGE
                        1st year                                                5%
                        greater than 1 year and up to 2 years                   4%
                        greater than 2 years and up to 4 years                  3%
                        greater than 4 years and up to 5 years                  2%
                        greater than 5 years and up to 6 years                  1%
                        greater than 6 years                                    0%







                   CALIFORNIA TAX FREE BOND FUND              NEW YORK TAX FREE BOND FUND
                   HIGH YIELD BOND FUND                       STRATEGIC BOND FUND
                   NATIONAL TAX FREE BOND FUND



                        -------------------------------------------------------------------------
                                                                       DEFERRED SALES CHARGE AS A
                                                                       PERCENTAGE OF DOLLAR
                        YEAR(S) SINCE PURCHASE ORDER                   AMOUNT SUBJECT TO CHARGE
                        1st year                                                4%
                        greater than 1 year and up to 2 years                   3%
                        greater than 2 years and up to 3 years                  2%
                        greater than 3 years and up to 4 years                  1%
                        greater than 4 years and up to 5 years                  1%
                        greater than 5 years                                    0%



SHORT/INTERMEDIATE U.S. GOVERNMENT FUND


                        -------------------------------------------------------------------------
                                                                       DEFERRED SALES CHARGE AS A
                                                                       PERCENTAGE OF DOLLAR
                        YEAR(S) SINCE PURCHASE ORDER                   AMOUNT SUBJECT TO CHARGE
                        1st year                                                 2%
                        greater than 1 year and up to 2 years                  1.75%
                        greater than 2 years and up to 3 years                 1.50%
                        greater than 3 years and up to 4 years                 1.25%
                        greater than 4 years and up to 5 years                   1%
                        greater than 5 years                                     0%


                  CALCULATION OF DEFERRED SALES CHARGE. The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation. In addition, you do not pay a deferred sales charge on shares representing reinvested distributions and dividends or shares no longer subject to the deferred sales charge.


                    Salomon Brothers Investment Series - 77

 If you want to    Shares are redeemed in this order:
 learn more about   Shares that represent appreciation;
 additional         Shares representing reinvested distributions and dividends;
 deferred sales     Other shares that are not subject to the deferred sales
 charges and        charge; and
 waivers of         Class B shares held longest.
 deferred sales    Deferred sales charges are not imposed at the time you
 charges, contact  exchange shares for shares of another fund.
 your Financial    DEFERRED SALES CHARGE WAIVERS. The deferred sales charge for
 Consultant or     each share class will generally be waived in connection with:
 consult the SAI.   Redemptions made following the death or disability (as
                    defined in the Internal Revenue Code) of a shareholder;
                    Redemptions effected pursuant to each fund's right to
                    liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the
                    applicable minimum account size;
                    A tax-free return of an excess contribution to any
                    retirement plan;
                    Exchanges;
                    Automatic cash withdrawals in amounts equal to or less than
                    12% annually or 2% monthly of initial account balances (see automatic withdrawal plan in the SAI);
                    Redemptions of shares in connection with mandatory
                    post-retirement distributions from retirement plans or IRAs;
                    Redemption proceeds from other funds that are reinvested
                    within 60 days of the redemption (see reinstatement
                    privilege in the SAI);
                    Certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans; or
                    Redemption of shares by participants in certain 'wrap-fee'
                    or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into
                    agreements with the distributor or the manager.

                   CLASS B CONVERSION. After seven years, Class B shares automatically convert into Class A shares as set forth in the chart below. This helps you because Class A shares generally have lower annual expenses. Class B shares of the Cash
                   Management Fund and New York Municipal Money Market Fund do not convert to Class A shares because they have the same annual expenses. Your Class B shares will convert to Class A shares as follows:

                        --------------------------------------------------------------------------

                        SHARES ISSUED AT INITIAL  SHARES ISSUED ON          SHARES ISSUED UPON
                        PURCHASE                  REINVESTMENT OF           EXCHANGE FROM ANOTHER
                                                  DISTRIBUTIONS AND         FUND
                                                  DIVIDENDS
                        Seven years after the     In same proportion that   On the date the shares
                        date of purchase (for     the number of Class B     originally acquired
                        purposes of calculating   shares converting is to   would have converted
                        the date of conversion    total Class B shares you  into Class A shares
                        all purchases are deemed  own
                        made on the last
                        business day of the
                        month)

                  MONEY MARKET FUNDS. The periods of time that your shares are held in the Cash Management Fund or the New York Municipal Money Market Fund are excluded for determining the holding period for conversion and calculation of the deferred sales charge.

                  PURCHASES PRIOR TO SEPTEMBER 14, 1998. Class B shares of a fund purchased prior to September 14, 1998 will continue to be subject to the deferred sales charge schedules and conversion features in effect at the time such purchase was made. Shares purchased with reinvested dividend or capital gain distributions relating to shares purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules and conversion features in effect at the time the original shares were purchased. Shares of a fund acquired as a result of an exchange of shares purchased prior to September 14, 1998 will also be subject to the deferred sales charge schedules and conversion features in effect at the time the original shares were purchased.

                    Salomon Brothers Investment Series - 78

--------------------------------------------------------------------------------

 CLASS C SHARES

 You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares (other than Class C shares of the Short/Intermediate U.S. Government Fund) within one year of purchase, you will pay a deferred sales charge of 1.00%. The periods of time that your shares are held in the Cash Management Fund or the New York Municipal Money Market Fund are excluded for purposes of determining your holding period for the deferred sales charge. Broker-Dealers selling Class C shares receive a commission of up to 1.00% of the average daily net assets represented by the Class C shares of each fund they sell, and a quarterly trail fee at an annual rate of up to 1.00% which will begin to accrue in the thirteenth month after purchase settlement.


 Effective as of April 29, 2004, Class 2 shares of the funds were renamed Class C shares.

 PURCHASES PRIOR TO SEPTEMBER 14, 1998. Class C shares of a fund purchased prior to September 14, 1998 will continue to be subject to the deferred sales charge schedules in effect at the time such purchase was made. Shares purchased with reinvested dividend or capital gain distributions relating to shares purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules in effect at the time the original shares were purchased. Shares of a fund acquired as a result of an exchange of shares purchased prior to September 14, 1998 will also be subject to the deferred sales charge schedules in effect at the time the original shares were purchased.

--------------------------------------------------------------------------------

 CLASS O SHARES

 You can buy Class O shares of a fund only if you currently own Class O shares of that fund or any other fund. There are no initial or deferred sales charges on these shares.

--------------------------------------------------------------------------------

 CLASS Y SHARES

 You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $2.5 million initial investment requirement ($15.0 million for High Yield Bond and Strategic Bond Funds). The initial investment minimum may be waived for certain omnibus and individual positions held by clients in certain Citigroup affiliated investment programs.

--------------------------------------------------------------------------------

 BUYING SHARES AND EXCHANGING SHARES


 You may purchase shares directly from a fund by opening an account with the funds' transfer agent, PFPC, or you may purchase shares through your broker or other intermediary, if the intermediary has entered into an agreement with the funds' distributor. If you purchase and hold the shares through an intermediary, that intermediary may have its own procedures relating to purchases, redemptions and exchanges, and may charge you certain fees that are not described here. Please consult your intermediary.


 BUYING SHARES      Shares of each fund may be initially purchased through PFPC
 BY MAIL            Inc. ('PFPC' or the 'transfer agent') by completing an
                    Account Application and forwarding it to the transfer agent.
 You may make       Shares may also be purchased from selected dealers in
 subsequent         accordance with procedures established by the dealer.
 purchases by
 mail or, if you    Subsequent investments may be made by mailing a check to the
 elect, by wire.    transfer agent, along with the detachable stub from your
                    Statement of Account (or a letter providing the account
                    number) or through a selected dealer. If an investor's
                    purchase check is not collected, the purchase will be
                    cancelled and the transfer agent will charge a $10 fee to
                    the shareholder's account. If you redeem shares purchased by check before the check clears, your redemption proceeds may be delayed for up to 15 days.

                    Write the transfer agent at the following address:

                                        [name of fund]
                                   c/o PFPC
                                   P.O. Box 9764
                                   Providence, RI 02940-9764


                    Salomon Brothers Investment Series - 79

 BUYING SHARES    Subsequent investments may also be made by wiring funds to the
 BY WIRE          transfer agent. Prior notification by telephone is not
                  required, but is recommended. You should instruct the wiring bank to transmit the specified amount in federal funds to:

                                  PNC Bank
                                  Pittsburgh, PA
                                  ABA No. 031000053
                                  Account No. 8606905097
                                  Attn: [name of fund]
                                  Salomon Brothers Mutual Fund Account Name:
                                  Salomon Brothers Mutual Fund Account Number:

                  To ensure prompt credit to their accounts, investors or their dealers should call (800) 446-1013 with a reference number for the wire. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.


 ALL FUNDS EXCEPT CASH                                      PURCHASE IS EFFECTIVE
 MANAGEMENT FUND AND
 NEW YORK MUNICIPAL MONEY MARKET
 FUND
 ---------------------------------------------------------------------------------------------------------
                                    If order and federal funds or
                                    check is received by the fund or
                                    its agent before the close of       On that day
                                    regular trading on the New York
                                    Stock Exchange ('NYSE') (normally
                                    4:00 p.m., Eastern time):
 Payment wired in federal
 funds or check received            If order and federal funds or
                                    check is received by the fund or
                                    its agent after the close of        On the business day following
                                    regular trading on the NYSE         receipt
                                    (normally 4:00 p.m., Eastern
                                    time):

       CASH MANAGEMENT FUND                     PURCHASE IS EFFECTIVE                  DIVIDENDS BEGIN
      AND NEW YORK MUNICIPAL
        MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------
                                    If order and federal
                                    funds or check is
                                    received by the fund    At noon, Eastern time
                                    or its agent before     on that day             On that day
                                    noon, Eastern time:
 Payment wired in federal
 funds or check received

                                    If order and federal
                                    funds or check is       At noon, Eastern time   On the next business
                                    received by the fund    on the business day     day
                                    or its agent after      following receipt
                                    noon, Eastern time:


--------------------------------------------------------------------------------

 AUTOMATIC        You may authorize the transfer agent to automatically transfer
 INVESTMENT       funds on a periodic basis (monthly, alternative months,
 PLAN             quarterly) from a regular bank account or other financial
                  institution to buy shares of a fund. On or about the 10th of the month (or another date of your choosing) the fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In order to set up a plan, your bank must be a member of the Automated
                  Clearing House.

                    Salomon Brothers Investment Series - 80

 AUTOMATIC          Amounts transferred must be at least $25 per transfer.
 INVESTMENT         If you do not have sufficient funds in your bank account on
 PLAN               a transfer date, the transfer agent may charge you a fee.
 (CONTINUED)      For more information, contact your Financial Consultant or consult the SAI.


--------------------------------------------------------------------------------

 EXCHANGE         You may exchange shares of any fund for shares of the same
 PRIVILEGE        class of another Salomon Brothers fund or Salomon Brothers shares of an SB fund.

                    Your fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

                    Generally, your Class A shares will not be subject to an initial sales charge at the time of the exchange. A sales charge, if applicable, will be imposed upon Class A shares of a fund issued upon exchange for Class A shares of Cash
                    Management Fund or New York Municipal Money Market Fund unless you acquired the shares of Cash Management Fund or New York Municipal Money Market Fund through an exchange of shares with respect to which you had previously paid a sales charge.

                    If you exchange Class B shares of a fund, those shares will not be subject to a contingent deferred sales charge at the time of the exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase.
                    In the case of Class B shares of Cash Management Fund or New
                    York Municipal Money Market Fund that are not subject to a deferred sales charge at the time of exchange, these shares will be subject to the contingent deferred sales charge of the acquired fund. Any deferred sales charge and conversion period excludes the time the shares were held in the Cash
                    Management Fund or the New York Municipal Money Market Fund.

                    Generally, if you exchange Class C shares of a fund, those shares will not be subject to an initial or deferred sales charge at the time of exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. In the case of Class C shares of Cash Management
                    Fund or New York Municipal Money Market Fund with respect to which a sales charge has not been applicable, those shares will be subject to the contingent deferred sales charge of the acquired fund. Any deferred sales charges exclude the time the shares were held in the Cash Management Fund and the New York Municipal Money Market Fund.

                    You may exchange shares by telephone unless you have elected not to participate in telephone exchanges on your Account
                    Application. Telephone exchanges are subject to the same limitations as telephone redemptions.

--------------------------------------------------------------------------------


 SYSTEMATIC       You may request that shares of any class of a fund be
 EXCHANGE         exchanged monthly for shares of the same class of any other fund. A predetermined dollar amount of at least $25 per
                  exchange will then occur on or about the 15th of each month in accordance with the instruction provided in your Account
                  Application or in your Systematic Exchange Application.


--------------------------------------------------------------------------------
 REDEEMING SHARES


 If you hold your shares through an intermediary, that intermediary may have its own redemption procedures, and may charge you certain fees that are not described here. Please consult your intermediary.


                    Salomon Brothers Investment Series - 81

 You may redeem some or all of your shares by sending your    REDEMPTIONS BY
 redemption request in proper form to:                        MAIL

              PFPC Inc.
              c/o Salomon Brothers Investment Series
              P.O. Box 9764
              Providence, RI 02940-9764.
 The written request for redemption must be in good order.    Generally, a properly
 This means that you have provided the following information  completed Redemption
 in order to be processed:                                    Form with any required
    Name of the fund;                                         signature guarantee is
    Account number;                                           all that is required
    Dollar amount or number of shares to redeem;              for a redemption. In
    Signature of each owner exactly as account is             some cases, however,
    registered; and                                           other documents may be
    Other documentation required by the transfer agent.       necessary.
 To be in good order, your request must include a signature
 guarantee if:

    The proceeds of the redemption exceed $50,000;
    The proceeds are not paid to the record owner(s) at the record address;
    The shareholder(s) has had an address change in the past
    45 days; or
    The shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary.

 You can obtain a signature guarantee from most banks,
 dealers, brokers, credit unions and federal savings and
 loans, but not from a notary public.
-------------------------------------------------------------------------------------
 You may redeem shares by fax only if a signature guarantee   REDEMPTIONS BY FAX
 or other documentary evidence is not required. Redemption
 requests should be properly signed by all owners of the
 account and faxed to the transfer agent at (508) 871-9503.
 If fax redemptions are not available for any reason, you
 may use the funds' redemption by mail procedure described
 above.
-------------------------------------------------------------------------------------
 In all cases, your redemption price is the net asset value   REDEMPTION PAYMENTS
 next determined after your request is received in good       Any request that your
 order. Redemption proceeds normally will be sent within      redemption proceeds be
 seven days. However, if you recently purchased your shares   sent to a destination
 by check, your redemption proceeds may be delayed up to 15   other than your bank
 days. Your redemption proceeds can be sent by check to your  account or address of
 address of record or by wire transfer to a bank account      record must be in
 designated on your application.                              writing and must
 If shares of Cash Management Fund or New York Municipal      include signature
 Money Market Fund are redeemed before noon, Eastern time,    guarantees
 you will not receive that day's dividends. You will receive that day's dividends if you redeem after noon, Eastern
 time.
-------------------------------------------------------------------------------------
 If you hold your shares through a dealer, you may transmit   REDEMPTIONS THROUGH
 your redemption request to that dealer. Redemption orders    SELECTED DEALERS
 received by these dealers before the New York Stock
 Exchange closes and which are timely transmitted to the
 transfer agent are effective that day. With respect to the
 Cash Management Fund and the New York Municipal Money
 Market Fund, redemption requests received by the dealer and transmitted to the Fund or its agent by 12:00 p.m., Eastern time, on any day the NYSE is open, will generally be
 effected on that same day. It is the responsibility of the
 dealer to transmit orders on a timely basis to the transfer agent. The dealer may charge you a fee for executing your
 order.
-------------------------------------------------------------------------------------
 You may redeem shares by wire in amounts of $500 or more if  REDEMPTIONS BY WIRE redemption by wire has been elected on your Account
 Application. To elect this service after opening your
 account, call the transfer agent at (800) 446-1013 for more information. To redeem by wire, you may either:

                    Salomon Brothers Investment Series - 82


    Telephone the redemption request to the transfer agent at (800) 446-1013; or
    Mail the request to the transfer agent at the address listed above.

 Proceeds of wire redemptions of $500 or more will be wired
 to the bank which is indicated on your Account Application.
 If you wish to wire redemptions to a different account, we
 must receive written instructions from you with a signature guarantee. With respect to the Cash Management Fund and New
 York Municipal Money Market Fund, if the transfer agent
 receives the wire request by 12:00 p.m., Eastern time, on
 any day the NYSE is open, the redemption proceeds generally will be transmitted to your bank that same day. Checks for
 redemption proceeds of less than $500 will be mailed to
 your address of record. You should note that your bank may
 charge you a fee in connection with receiving wires.
-------------------------------------------------------------------------------------
 You may redeem shares by telephone unless you have elected   REDEMPTIONS BY
 not to participate in telephone redemptions on your Account  TELEPHONE
 Application, and the proceeds must be mailed to your
 address of record. In addition, you must be able to provide proper identification information. You may not redeem by
 telephone if your address has changed within the past 45
 days or if your shares are in certificate form. Telephone
 redemption requests may be made by calling the transfer
 agent at (800) 446-1013 between 9:00 a.m. and 4:00 p.m.,
 Eastern time on any day the NYSE is open. If telephone
 redemptions are not available for any reason, you may use
 the fund's regular redemption procedure described above.
-------------------------------------------------------------------------------------
 You can arrange for the automatic redemption of a portion    AUTOMATIC CASH
 of your shares on a monthly or quarterly basis. To qualify,  WITHDRAWAL PLAN you must own shares of the fund with a value of at least
 $10,000 for monthly withdrawals and $5,000 for quarterly
 withdrawals ($7,500 in the case of the Investors Value Fund and the Capital Fund) and each automatic redemption must be at least $25 if made monthly.
-------------------------------------------------------------------------------------
 Check writing is available for Class A and Class O           CHECKWRITING PRIVILEGE
 shareholders of the Cash Management Fund and the New York
 Municipal Money Market Fund only. You must elect the
 checkwriting privilege option on your Account Application.
 The redemption of shares may be made using redemption
 checks provided by the transfer agent. There is no charge
 for this service. The check must be for amounts of $500 or
 more. You will continue to earn dividends on the shares
 redeemed until the check clears the banking system. A fee
 of $10 will be charged if there are insufficient funds to
 cover the amount of the check.


                    Salomon Brothers Investment Series - 83

--------------------------------------------------------------------------------



SHARE TRANSACTIONS



 Small account           If at any time the aggregate net asset value of the shares
 balances/Mandatory      of any fund in your account is less than $500 ($250 in the
 redemptions             case of an IRA or self-employed retirement plan), for any
                         reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring
                         your account up to the applicable minimum investment amount as determined by your financial intermediary. In such case you shall be notified in writing and will have 60 days to
                         make an additional investment to bring your account value up to the required level. If you choose not to do so within
                         this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is
                         closed due to a failure to increase your balance to the
                         minimum required amount, you will not be eligible to have
                         your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The
                         Fund may, with prior notice, change the minimum size of
                         accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

                         A fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

                         For more information, contact your financial intermediary or the transfer agent or consult the SAI.
-------------------------------------------------------------------------------------
 Shareholder             Share certificates will no longer be issued. If you
 certificates            currently hold share certificates, such certificates will
                         continue to be honored.
-------------------------------------------------------------------------------------
 Frequent purchases and  Frequent purchases and redemptions of mutual fund shares may
 sales of fund shares    interfere with the efficient management of a fund's
                         portfolio by its portfolio manager, increase portfolio
                         transaction costs, and have a negative effect on a fund's
                         long-term shareholders. For example, in order to handle
                         large flows of cash into and out of a fund, the portfolio
                         manager may need to allocate more assets to cash or other
                         short-term investments or sell securities, rather than
                         maintaining full investment in securities selected to
                         achieve the fund's investment objective. Frequent trading
                         may cause a fund to sell securities at less favorable
                         prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund's performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund's share
                         price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the
                         fund's portfolio securities. Funds investing in foreign
                         securities have been particularly susceptible to this from of arbitrage, but other funds could also be affected.

                         Because of the potential harm to the funds and their
                         long-term shareholders, the Boards of the funds (other than the money market funds) have approved policies and
                         procedures that are intended to discourage and prevent
                         excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or
                         purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading
                         activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may
                         nonetheless result in frequent trading of fund shares. For this reason, the Boards have not adopted any specific
                         restrictions on purchases and sales of fund shares, but each fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the


                    Salomon Brothers Investment Series - 84

                         account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future
                         purchases and exchanges of fund shares by that account.

 Frequent purchases and  Where surveillance of a particular account indicates
 sales of fund           activity that the manager believes could be either abusive
 shares (continued)      or for legitimate purposes, the fund may permit the account holder to justify the activity.
                         The policies apply to any account, whether an individual
                         account or accounts with financial intermediaries such as
                         investment advisers, broker dealers or retirement plan
                         administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. A fund's ability to monitor trading in
                         omnibus accounts may, however, be severely limited due to
                         the lack of access to an individual investor's trading
                         activity when orders are placed through these types of
                         accounts. There may also be operational and technological
                         limitations on the ability of a fund's service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

                         The funds' policies and procedures also require personnel
                         such as portfolio managers and investment staff to report
                         any abnormal or otherwise suspicious investment activity,
                         and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally,
                         each fund has adopted policies and procedures to prevent the selective release of information about the fund's portfolio holdings, as such information may be used for market timing and similar abusive practices.

                         The funds' policies and procedures provide for ongoing
                         assessment of the effectiveness of current policies and
                         surveillance tools, and each fund's Board reserves the right to modify these or adopt additional policies and
                         restrictions in the future. Shareholders should be aware,
                         however, that any surveillance techniques currently employed by a fund or other techniques that may be adopted in the
                         future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As
                         noted above, if the fund is unable to detect and deter
                         trading abuses, the fund's performance, and its long term
                         shareholders, may be harmed. In addition, because the funds have not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by
                         the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. A fund will provide
                         advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that its Board may adopt in the future.

                         Money market funds are often used by investors for
                         short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Boards of the money market funds have not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to
                         deter frequent purchases and redemptions of money market
                         fund shares. The Boards also believe that money market funds such as the fund are not typically targets of abusive
                         trading practices, because money market funds seek to
                         maintain a $1.00 per share price and typically do not
                         fluctuate in value based on market prices. However, some
                         investors may seek to take advantage of a short term
                         disparity between a fund's yield and current market yields, which could have the effect of reducing the fund's yield. In addition, frequent purchases and redemptions of any fund's shares could increase the fund's portfolio transaction costs and may interfere with the efficient management of the
                         portfolio by the manager, which could detract from the
                         fund's performance.

                    Salomon Brothers Investment Series - 85

 Share price             You may buy, exchange or redeem fund shares at the net asset value, adjusted for any applicable sales charge, next
                         determined after receipt of your request in good order. Each fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for
                         each class of shares of a fund. Each fund calculates its net asset value every day the NYSE is open. Each fund except
                         Cash Management Fund and New York Municipal Money Market
                         Fund calculates its net asset value as of the close of
                         regular trading on the NYSE (normally 4:00 p.m., Eastern
                         time). Cash Management Fund and New York Municipal Money
                         Market Fund each calculates its net asset value at 12:00
                         p.m., Eastern time. The NYSE is closed on certain holidays listed in the SAI. If the NYSE closes early, the fund
                         accelerates calculation of net asset value and transaction deadlines to the actual closing time.

                         The Boards of the funds have approved procedures to be used to value the funds' securities for the purposes of
                         determining a fund's net asset value. The valuation of the securities of each fund is determined in good faith by or
                         under the direction of the fund board. The Boards have
                         delegated certain valuation functions for the funds to the managers. The same set of procedures is used to value the
                         securities of all of the funds described in this prospectus, except for the money market funds, which have their own procedures.
                         Different methods may be used to value different types of
                         securities, as discussed below, depending upon the particular securities held by the particular fund.

                         Each fund other than the money market funds generally values its securities based on market prices determined at the
                         close of regular trading on the NYSE. A fund's currency
                         valuations, if any, are done as of when the London stock
                         exchange closes, which is usually at 12 noon Eastern time.
                         For equity securities that are traded on an exchange, the
                         market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by
                         independent third party pricing vendors approved by a fund's
                         Board using a variety of pricing techniques and
                         methodologies. The market price for debt obligations is
                         generally the price supplied by an independent third party pricing service approved by a fund's board, which may use a matrix, formula or other objective method that takes into
                         consideration market indices, yield curves and other
                         specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost,
                         unless it is determined that using this method would not
                         reflect an investment's fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the
                         manager to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

                         When such prices or quotations are not available, or when
                         the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. Funds that invest in securities that may be
                         thinly traded, for which market quotations may not be readily available or may be unreliable--such as securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds)--may use the fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid--
                         such as securities of large capitalization domestic issuers.
                         A fund may also use fair value procedures if the manager
                         determines that a significant event has occurred between
                         the time at which a market price is determined and the time at which the fund's net asset value is calculated. In
                         particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before such fund prices its shares.
                         Each fund that holds foreign equity securities uses a fair value model developed by an independent third party pricing service to price those securities on days when there
                         is a certain percentage change in the value of a
                         domestic equity security index, as such percentage may be
                         determined by the manager from time to time.

                         Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily
                         available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair
                         value methodologies to price the same securities. There can be no assurance that a fund could obtain the fair value
                         assigned to a security if it were to sell the security at
                         approximately the time at which that fund determines its net asset value.


                    Salomon Brothers Investment Series - 86

 Share price             Cash Management Fund and New York Municipal Money Market
 (continued)             Fund each uses the amortized cost method to value its
                         portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the
                         difference between the principal amount due at maturity and the cost of the security to the fund.

                         In order to buy, redeem or exchange shares of a fund (other than a money market fund) at that day's price, your order
                         must be placed with the fund or its agent before the NYSE
                         closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will
                         receive the next business day's price. Orders for money
                         market funds must be received by 12:00 p.m., Eastern time.

                         It is the responsibility of members of the funds' selling
                         group to transmit all orders to buy, exchange or redeem
                         shares to the funds' transfer agent on a timely basis.
-------------------------------------------------------------------------------------
 Rights of the Funds     Each fund has the right to:
                            Suspend the offering of shares;
                            Change or terminate shareholder programs;
                            Waive or change minimum and additional investment
                            amounts;
                            Reject any purchase or exchange order;
                            Change, revoke or suspend the exchange privilege;
                            Suspend telephone transactions; and
                            Suspend or postpone redemptions of shares on any day when
                            trading on the NYSE is restricted, or as otherwise
                            permitted by the SEC
-------------------------------------------------------------------------------------
 Redemptions in kind     Each fund may make payment for fund shares wholly or in part by distributing portfolio securities to the shareholders.
                         The redeeming shareholder must pay transaction costs to sell these securities.


                    Salomon Brothers Investment Series - 87

--------------------------------------------------------------------------------
 DIVIDENDS, DISTRIBUTIONS AND TAXES
 The funds normally pay dividends and distribute capital gains, if any, as follows:

                                   DIVIDENDS    INCOME DIVIDEND    CAPITAL GAIN    DISTRIBUTIONS
 FUND                              DECLARED      DISTRIBUTIONS    DISTRIBUTIONS     MOSTLY FROM
------------------------------------------------------------------------------------------------
                                                                                                    DIVIDENDS
 All Cap Value                     annually        annually          annually           gain        AND
 Fund                                                                                               DISTRIBUTIONS
------------------------------------------------------------------------------------------------    Annual distributions
                                                                                                    of income and capital
 Balanced                            daily          monthly          annually           both        gains normally take
 Fund                                                                                               place at the end of
------------------------------------------------------------------------------------------------    the year in which the
                                                                                                    income or gain is
 California Tax                      daily          monthly          annually          income       realized or the
 Free Bond Fund                                                                                     beginning of the next
------------------------------------------------------------------------------------------------    year.

 Capital Fund                      quarterly       quarterly         annually           gain
------------------------------------------------------------------------------------------------

 Cash                             daily             monthly         annually*          income
 Management                       (to share-
 Fund                             holders of
                                  record at
                                  12:00 noon)
------------------------------------------------------------------------------------------------

 High Yield Bond                     daily          monthly          annually          income
 Fund
------------------------------------------------------------------------------------------------

 Investors Value                   quarterly       quarterly         annually           gain
 Fund
------------------------------------------------------------------------------------------------

 Large Cap Growth                  annually        annually          annually           gain
 Fund
------------------------------------------------------------------------------------------------

 Mid Cap Fund                      annually        annually          annually           gain
------------------------------------------------------------------------------------------------

 National                            daily          monthly          annually          income
 Tax Free Bond
 Fund
------------------------------------------------------------------------------------------------

 New York                         daily             monthly         annually*          income
 Municipal                        (to share-
 Money Market                     holders of
 Fund                             record at
                                  12:00 noon)
------------------------------------------------------------------------------------------------

 New York Tax                        daily          monthly          annually          income
 Free Bond Fund
------------------------------------------------------------------------------------------------

 Short/Intermediate                  daily          monthly          annually          income
 U.S. Government Fund
------------------------------------------------------------------------------------------------

 Small Cap                         annually        annually          annually           gain
 Growth Fund
------------------------------------------------------------------------------------------------

 Strategic Bond                      daily          monthly          annually          income
 Fund

 *Each money market fund anticipates that it will normally not earn or distribute any long-term capital gains.


                    Salomon Brothers Investment Series - 88

 The funds may pay additional distributions and dividends at other times if        DIVIDENDS
 necessary for a fund to avoid a federal tax. Capital gains distributions and      AND
 dividends are reinvested in additional fund shares of the same class that you     DISTRIBUTIONS
 hold. You do not pay a sales charge on reinvested distributions or dividends.     (CONTINUED)
 Alternatively, you can instruct your Financial Consultant, dealer representative or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

--------------------------------------------------------------------------------------------------------

 The following discussion is very general. Because each shareholder's              TAXES
 circumstances are different and special tax rules may apply, you should consult   In general, redeeming
 your tax adviser about your investment in a fund.                                 shares, exchanging
 In general, you may have to pay federal income taxes, as well as any state and    shares and receiving
 local taxes, when you redeem shares, exchange shares or receive a distribution    distributions (whether
 (whether paid in cash or reinvested in additional shares). Any tax liability      in cash or additional
 that you owe as the result of any of these taxable events is your                 shares) are all taxable
 responsibility. The federal income tax treatment of redemptions, exchanges and    events.
 distributions is summarized in the following table:

-------------------------------------------------------------------------------------

 TRANSACTION                            FEDERAL TAX STATUS

 Redemption or exchange of shares       Usually capital gain or loss; long-term only if
                                        shares owned more than one year
-------------------------------------------------------------------------------------

 Distributions of net capital gain      Long-term capital gain
 (excess of net long-term capital gain
 over net short-term capital loss)

-------------------------------------------------------------------------------------

 Exempt-interest dividends              Exempt from income tax (see below)

-------------------------------------------------------------------------------------

 Distributions of qualified dividend    Qualified dividend income
 income

-------------------------------------------------------------------------------------

 Other ordinary dividends (including    Ordinary income
 distributions of net short-term
 capital gain)


 Distributions of net capital gain (i.e. the excess of net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation; dividends from certain foreign corporations will also qualify. You may want to avoid buying shares when a fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

 California Tax Free Bond Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund and New York Municipal Money Market Fund intend to distribute the interest they earn on tax exempt municipal bonds as exempt-interest dividends. These dividends are generally excluded from gross income for federal income tax purposes, but may be subject to state and local income taxes. The New York Tax Free Bond Fund's and the New York Municipal Money Market Fund's exempt-interest dividends will be exempt from New York State and New York City personal income taxes to the extent paid from interest on New York municipal securities, and the California Tax Free Bond Fund's exempt-interest dividends will be exempt from California State personal income taxes to the extent paid from interest on California municipal securities. Exempt-interest dividends may increase

                    Salomon Brothers Investment Series - 89

 your federal alternative minimum tax liability, and may increase the tax on       TAXES
 social security and railroad retirement benefits.                                 (CONTINUED)

 After the end of each year, the funds will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, a fund will withhold federal income tax at the rate of 30% (or lower treaty rate) on taxable dividends and other payments that are subject to such withholding. Subject to certain limitations, dividends paid to certain foreign shareholders will be exempt from withholding of U.S. federal income tax through 2007 to the extent such dividends are designated as 'interest-related dividends' or 'short-term capital gain dividends.' In addition, if you do not provide a fund with certain certifications (including, if you are a U.S.
 citizen or resident, your taxpayer identification number), you will be subject to backup withholding on your distributions, dividends (other than exempt-interest dividends), and, except for a money market fund, redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on foreign shareholders. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

                    Salomon Brothers Investment Series - 90

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS


 The financial highlights tables are intended to help you understand the performance of each fund for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single fund share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables, except as noted below, was audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report on the financial statements including such information is included in the annual report (available upon request).


 Effective as of April 29, 2004, Class 2 shares of the funds were renamed Class C shares.

 Prior to September 16, 2002, the California Tax Free Bond Fund, National Tax Free Bond, New York Tax Free Bond and Short/Intermediate U.S. Government Fund were known as California Tax Free Income Fund, National Tax Free Income Fund, New York Tax Free Income Fund and U.S. Government Income Fund, respectively. As of the close of business on July 12, 2001, all outstanding shares of the California Tax Free Income Fund, National Tax Free Income Fund and New York Tax Free Income Fund were reclassified as Class A shares. Prior to that date, the California Tax Free Income Fund, National Tax Free Income Fund and New York Tax Free Income Fund were known as Citi California Tax Free Income Fund, Citi National Tax Free Income Fund and Citi New York Tax Free Income Fund, respectively.


 The information in the financial highlights tables for the fiscal years ended December 31, 2002, 2003 and 2004 for each of California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund was audited by KPMG LLP, an independent registered public accounting firm, whose report, along with those funds' financial statements, is included in their annual report (available upon request). The information in the financial highlights tables for the fiscal year ended December 31, 2001 and prior periods for each of these funds was audited by other independent registered public accounting firms.


                    Salomon Brothers Investment Series - 91

                               ALL CAP VALUE FUND


                                         CLASS A SHARES                                 CLASS B SHARES
                                ---------------------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                ---------------------------------------------------------------------------------------
                                 2004         2003        2002(1)        2004         2003         2002        2001(4)
                                ---------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD            $13.33       $ 9.58       $13.30        $13.11       $ 9.49       $13.60       $12.88
                                ------       ------       ------        ------       ------       ------       ------
INCOME (LOSS) FROM
 OPERATIONS:
   Net Investment income
    (loss)(2)                    (0.01)       (0.02)        0.02         (0.11)       (0.10)       (0.08)       (0.01)
   Net realized and
    unrealized gain
    (loss)                        0.80         3.77        (3.73)         0.78         3.72        (4.02)        0.73
                                ------       ------       ------        ------       ------       ------       ------
TOTAL INCOME (LOSS) FROM
 OPERATIONS                       0.79         3.75        (3.71)         0.67         3.62        (4.10)        0.72
                                ------       ------       ------        ------       ------       ------       ------
LESS DISTRIBUTIONS FROM:
   Net investment income          --           --           --            --           --           --           --
   Net realized gains             --           --          (0.01)         --           --          (0.01)        --
                                ------       ------       ------        ------       ------       ------       ------
Total Distributions               --           --          (0.01)         --           --          (0.01)        --
                                ------       ------       ------        ------       ------       ------       ------
NET ASSET VALUE, END OF
 PERIOD                         $14.12       $13.33       $ 9.58        $13.78       $13.11       $ 9.49       $13.60
                                ------       ------       ------        ------       ------       ------       ------
                                ------       ------       ------        ------       ------       ------       ------
TOTAL RETURN(3)                    5.9%        39.1%       (27.9)%'D''D'   5.1%        38.2%       (30.2)%        5.6%'D''D'
NET ASSETS, END OF YEAR
 (000s)                         $  555       $  441       $  119        $  434       $  308       $  140       $   11
RATIOS TO AVERAGE NET
 ASSETS:
   Expenses                       1.50%        1.50%        1.50%'D'      2.25%        2.25%        2.25%        2.25%'D'
   Net investment income
    (loss)                       (0.07)       (0.16)       (0.17)'D'     (0.83)       (0.90)       (0.79)       (0.55)'D'
PORTFOLIO TURNOVER RATE             32%          28%          42%           32%          28%          42%        3.51%
Before applicable waiver
 of management fee and
 expenses absorbed by
 SaBAM, expense ratios
 would have been:                 2.71%        2.57%        3.56%'D'      3.52%        3.36%        4.37%        3.36%'D'


               --------------------------------------------------

   (1) For the period January 25, 2002 (inception date) to December 31, 2002.
   (2) Per share amounts have been calculated using the monthly average shares method.

   (3) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

   (4) For the period November 8, 2001 (inception date) to December 31, 2001.
   (5) For the period from January 17, 2002 (inception date) to December 31,
       2002.
   (6) For the period from October 15, 2001 (inception date) to December 31,
       2001.

   (7) Effective April 29, 2004, Class 2 shares were renamed as Class C shares.

'D''D' Total return is not annualized, as it may not be representative of the total return for the year.

   'D' Annualized.


                                 BALANCED FUND


                                           CLASS A SHARES                                    CLASS B SHARES
                           -------------------------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                           -------------------------------------------------------------------------------------------------
                            2004      2003      2002      2001      2000      2004      2003      2002      2001      2000
                           -------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR          $ 12.89   $ 11.48   $ 12.39   $ 12.84   $ 12.81   $ 12.80   $ 11.41   $ 12.32   $ 12.77   $ 12.76
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
INCOME (LOSS) FROM
 OPERATIONS:
   Net investment
    income(1)                 0.32      0.32      0.39      0.48      0.54      0.21      0.23      0.30      0.39      0.44
   Net realized and
    unrealized gain
    (loss)                    0.57      1.57     (0.80)    (0.36)     0.44      0.58      1.55     (0.79)    (0.35)     0.44
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Income (Loss) from
 Operations                   0.89      1.89     (0.41)     0.12      0.98      0.79      1.78     (0.49)     0.04      0.88
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS FROM:
   Net investment income     (0.29)    (0.30)    (0.35)    (0.46)    (0.50)    (0.20)    (0.21)    (0.27)    (0.38)    (0.42)
   Net realized gains        (0.36)    (0.18)    (0.15)    (0.11)    (0.45)    (0.36)    (0.18)    (0.15)    (0.11)    (0.45)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Distributions          (0.65)    (0.48)    (0.50)    (0.57)    (0.95)    (0.56)    (0.39)    (0.42)    (0.49)    (0.87)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END OF
 YEAR                      $ 13.13   $ 12.89   $ 11.48   $ 12.39   $ 12.84   $ 13.03   $ 12.80   $ 11.41   $ 12.32   $ 12.77
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
TOTAL RETURN(2)              7.00%     16.9%      (3.3)%    1.0%      7.9%     6.20%     15.9%      (4.0)%    0.3%      7.1%
NET ASSETS, END OF YEAR
 (000s)                    $62,967   $51,639   $29,341   $25,607   $24,290   $24,166   $34,972   $44,574   $61,485   $73,311
RATIOS TO AVERAGE NET
 ASSETS:
   Expenses                  1.04%     0.95%     0.95%     0.95%     0.95%     1.80%     1.70%     1.70%     1.69%     1.70%
   Net investment income      2.47      2.64      3.24      3.79      4.19      1.64      1.94      2.46      3.05      3.43
PORTFOLIO TURNOVER RATE         54%*     93%       36%       55%       28%        54%*     93%       36%       55%       28%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SaBAM and credits earned
 on custodian cash
 balances, expense ratios
 would have been:            1.19%     1.27%     1.24%     1.25%     1.18%     1.94%     2.00%     1.99%     1.88%     1.93%


               --------------------------------------------------




(1) Per share amounts have been calculated using the average shares method.


(2) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.


(3) Effective April 29, 2004, Class 2 shares were renamed as Class C shares.


  * Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover would have been 207%.


                    Salomon Brothers Investment Series - 92

                               ALL CAP VALUE FUND

          CLASS C SHARES(7)                           CLASS O SHARES
-----------------------------------------------------------------------------------
     2004        2003      2002(5)       2004         2003        2002      2001(6)
-----------------------------------------------------------------------------------
                                YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------
    $13.14      $ 9.51     $ 13.19      $ 13.37      $  9.59     $13.62     $ 12.50
----------       ------     -------      -------      -------     ------     -------
     (0.08)      (0.10)      (0.08)        0.02         0.01       0.01        0.01
      0.74        3.73       (3.59)        0.80         3.78      (4.02)       1.11
----------      ------     -------      -------      -------     ------     -------
      0.66        3.63       (3.67)        0.82         3.79      (4.01)       1.12
----------      ------     -------      -------      -------     ------     -------
      --          --         --            0.02        (0.01)     (0.01)      --
      --          --         (0.01)       --           --         (0.01)      --
----------      ------     -------      -------      -------     ------     -------
      --          --         (0.01)        0.02        (0.01)     (0.02)      --
----------      ------     -------      -------      -------     ------     -------
    $13.80      $13.14     $  9.51      $ 14.17      $ 13.37     $ 9.59     $ 13.62
----------      ------     -------      -------      -------     ------     -------
----------      ------     -------      -------      -------     ------     -------
       5.0%       38.2%      (27.9)%'D''D'  6.1%       39.5%     (29.5)%       9.0%'D''D'
    $  369      $   58     $    46      $11,445      $10,723     $7,673     $10,893
      2.25%       2.25%       2.25%'D'     1.25%        1.25%      1.25%       1.25%'D'
     (0.65)      (0.90)      (0.83)'D'     0.16         0.09       0.07        0.45'D'
        32%         28%         42%          32%          28%        42%       3.51%
      3.56%       3.52%       4.34%'D'     2.20%        2.14%      3.35%       2.36%'D'


               --------------------------------------------------

   (1) For the period January 25, 2002 (inception date) to December 31, 2002.
   (2) Per share amounts have been calculated using the monthly average shares method.
   (3) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results.
       In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
   (4) For the period November 8, 2001 (inception date) to December 31, 2001.
   (5) For the period from January 17, 2002 (inception date) to December 31,
       2002.
   (6) For the period from October 15, 2001 (inception date) to December 31,
       2001.
   (7) Effective April 29, 2004, Class 2 shares were renamed as Class C shares. 'D''D' Total return is not annualized, as it may not be representative of the total return for the year.

   'D' Annualized.


                                 BALANCED FUND

                                               CLASS C SHARES(3)                                    CLASS O SHARES
----------------------------------------------------------------------------------------------------------------------------------
                            YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------
 2004          2003          2002          2001          2000          2004          2003           2002         2001       2000
----------------------------------------------------------------------------------------------------------------------------------

$ 12.84       $ 11.44       $ 12.35       $ 12.81       $ 12.79       $ 12.98       $ 11.56       $ 12.47      $ 12.91    $ 12.88

-------       -------       -------       -------       -------       -------       -------       -------      -------    -------
   0.22          0.23          0.30          0.38          0.44          0.36          0.36          0.42         0.52       0.58
   0.57          1.56         (0.79)        (0.35)         0.45          0.60          1.57         (0.80)       (0.36)      0.43
-------       -------       -------       -------       -------       -------       -------       -------      -------    -------
   0.79          1.79         (0.49)         0.03          0.89          0.96          1.93         (0.38)        0.16       1.01
-------       -------       -------       -------       -------       -------       -------       -------      -------    -------
  (0.20)        (0.21)        (0.27)        (0.38)        (0.42)        (0.32)        (0.33)        (0.38)       (0.49)     (0.53)
  (0.36)        (0.18)        (0.15)        (0.11)        (0.45)        (0.36)        (0.18)        (0.15)       (0.11)     (0.45)
-------       -------       -------       -------       -------       -------       -------       -------      -------    -------
  (0.56)        (0.39)        (0.42)        (0.49)        (0.87)        (0.68)        (0.51)        (0.53)       (0.60)     (0.98)
-------       -------       -------       -------       -------       -------       -------       -------      -------    -------
$ 13.07       $ 12.84       $ 11.44       $ 12.35       $ 12.81       $ 13.26       $ 12.98       $ 11.56      $ 12.47    $ 12.91
-------       -------       -------       -------       -------       -------       -------       -------      -------    -------
-------       -------       -------       -------       -------       -------       -------       -------      -------    -------
   6.20%         16.0%          (4.0)%        0.2%          7.2%         7.50%         17.1%         (3.1)%       1.3%       8.1%
$32,926       $33,069       $18,168       $16,564       $15,496       $ 1,848       $ 1,753       $ 1,487      $ 1,150    $ 1,504
   1.77%         1.70%         1.70%         1.69%         1.70%         0.75%         0.70%         0.70%       0.70%      0.70%
   1.71          1.88          2.48          3.03          3.45          2.77          2.92          3.47        4.03       4.45
     54%*         93%           36%           55%           28%            54%*         93%           36%         55%        28%
   1.92%         1.93%         1.99%         1.84%         1.94%         0.89%         0.86%         0.99%      0.79%      0.93%


               --------------------------------------------------




(1) Per share amounts have been calculated using the average shares method.


(2) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.


(3) Effective April 29, 2004, Class 2 shares were renamed as Class C shares.


 * Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover would have been 207%.


                    Salomon Brothers Investment Series - 93

                         CALIFORNIA TAX FREE BOND FUND


                                                      CLASS A SHARES                               CLASS B SHARES*
                                      ----------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                      ----------------------------------------------------------------------------------------
                                       2004*     2003*     2002*     2001      2000      2004      2003      2002     2001(4)
                                      ----------------------------------------------------------------------------------------
Net asset value, beginning of year    $ 10.70   $ 10.63   $ 10.17   $ 10.31   $  9.43   $ 10.71   $ 10.63   $ 10.18   $ 10.51
                                      -------   -------   -------   -------   -------   -------   -------   -------   -------
Income (loss) from operations:
 Net investment income                   0.40      0.39      0.39      0.43      0.44      0.32      0.31      0.30      0.07
 Net realized and unrealized gain
   (loss)                               (0.07)     0.07      0.46     (0.14)     0.88     (0.07)     0.08      0.46     (0.32)
                                      -------   -------   -------   -------   -------   -------   -------   -------   -------
Total income (loss) from operations      0.33      0.46      0.85      0.29      1.32      0.25      0.39      0.76     (0.25)
                                      -------   -------   -------   -------   -------   -------   -------   -------   -------
Less distributions from:
 Net investment income                  (0.40)    (0.39)    (0.39)    (0.43)    (0.44)    (0.32)    (0.31)    (0.31)    (0.08)
                                      -------   -------   -------   -------   -------   -------   -------   -------   -------
Total distributions                     (0.40)    (0.39)    (0.39)    (0.43)    (0.44)    (0.32)    (0.31)    (0.31)    (0.08)
                                      -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of year          $ 10.63   $ 10.70   $ 10.63   $ 10.17   $ 10.31   $ 10.64   $ 10.71   $ 10.63   $ 10.18
                                      -------   -------   -------   -------   -------   -------   -------   -------   -------
                                      -------   -------   -------   -------   -------   -------   -------   -------   -------
Ratios/supplemental data:
Net assets, end of year (000s)        $11,242   $13,009   $15,280   $16,332   $20,748   $   127   $   178   $   247   $    52
 Ratio of expenses to average net
   assets(1)(2)(5)(7)(9)                0.80%     0.80%     0.80%     0.80%     0.80%     1.55%     1.55%     1.53%     1.56%'D'
 Ratio of expenses to average net
   assets after fees paid
   indirectly(1)                          N/A       N/A       N/A     0.81%     0.81%       N/A       N/A       N/A     1.57%'D'
 Ratio of net investment income to
   average net assets                    3.80      3.64      3.71      4.04      4.52      3.04      2.86      2.88      3.23'D'
Portfolio turnover rate                    5%        0%        9%        8%       58%        5%        0%        9%        8%
Total return(3)                         3.19%     4.40%     8.47%     2.83%    14.33%     2.42%     3.70%     7.66%     (2.39)%'DD'



Note: If Agents of the Fund had not voluntarily agreed to waive all of their fees for the period, and the Manager had not voluntarily assumed expenses, the ratios would have been as follows:



Ratios:
 Expenses to average net assets           1.97%     1.40%     2.05%     2.43%     1.82%     2.70%     2.11%     2.76%     3.19%'D'
 Net investment income to average net
   assets                                  3.8%     3.04%     2.46%     2.41%     3.52%     3.04%     2.31%     1.66%     1.60%'D'



               --------------------------------------------------



   (1) The expense ratios for 2001 and 2000 reflect the effects of expense offset arrangements with it service providers.


   (2) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.80% for Class A shares.


   (3) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is not guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.


   (4) For a period October 5, 2001 (inception date) to December 31, 2001.


   (5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.55% for Class B shares.


   (6) For the period September 9, 2002 (inception date) to December 31, 2002.


   (7) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.30% for Class C shares.


   (8) For the period October 8, 2002 (inception to date) to December 31, 2002.


   (9) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.55% for Class O shares.


  (10) On April 29, 2004, Class 2 shares were renamed as Class C shares.


     * Per share amounts have been calculated using the monthly average shares method.


'D''D' Total return is not annualized, as it may not be representative of the total return for the year.


   'D' Annualized.




                                  CAPITAL FUND

                                              CLASS A SHARES                                   CLASS B SHARES
                           -------------------------------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                           -------------------------------------------------------------------------------------------------
                               2004     2003       2002       2001       2000       2004         2003     2002       2001
                           -------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR         $  27.04   $  18.87   $  25.09   $  25.44   $  25.29   $  26.02   $  18.28   $  24.45   $  24.86
                           --------   --------   --------   --------   --------   --------   --------   --------   --------
INCOME (LOSS) FROM
 OPERATIONS:
   Net investment income
    (loss)(1)                 (0.02)      0.05       0.13       0.24       0.17      (0.24)     (0.14)     (0.05)      0.04
   Net realized and
    unrealized gain
    (loss)                     3.87       8.18      (6.30)      0.16       4.53       3.70       7.90      (6.12)      0.16
                           --------   --------   --------   --------   --------   --------   --------   --------   --------
Total Income (Loss) From
 Operations                    3.85       8.23      (6.17)      0.40       4.70       3.46       7.76      (6.17)      0.20
                           --------   --------   --------   --------   --------   --------   --------   --------   --------
LESS DISTRIBUTIONS FROM:
   Net investment income      --         (0.02)     (0.05)     (0.20)     (0.13)     --         (0.01)     --         (0.06)
   Net realized gains         (0.47)     --         --         (0.55)     (4.42)     (0.47)     --         --         (0.55)
   Capital                    --         (0.04)     --         --         --         --         (0.01)     --         --
                           --------   --------   --------   --------   --------   --------   --------   --------   --------
Total Distributions           (0.47)     (0.06)     (0.05)     (0.75)     (4.55)     (0.47)     (0.02)     --         (0.61)
                           --------   --------   --------   --------   --------   --------   --------   --------   --------
NET ASSET VALUE, END OF
 YEAR                      $  30.42   $  27.04   $  18.87   $  25.09   $  25.44   $  29.01   $  26.02   $  18.28   $  24.45
                           --------   --------   --------   --------   --------   --------   --------   --------   --------
                           --------   --------   --------   --------   --------   --------   --------   --------   --------
TOTAL RETURN                  14.2%      43.8%      (24.6)%     1.6%      18.9%      13.3%      42.5%      (25.2)%     0.8%
NET ASSETS, END OF YEAR
 (000s)                    $351,092   $336,324   $219,140   $277,998   $109,786   $415,006   $405,893   $299,391   $363,817
RATIOS TO AVERAGE NET
 ASSETS:
   Expenses                   1.02%      1.08%      1.12%      1.07%      1.16%      1.85%      1.94%      1.95%      1.86%
   Net investment income
    (loss)                    (0.07)      0.21       0.61       0.94       0.66      (0.90)     (0.65)     (0.22)      0.15
PORTFOLIO TURNOVER RATE        131%       107%       107%        72%        97%       131%       107%       107%        72%

                             2000
                          ---------
NET ASSET VALUE,
 BEGINNING OF YEAR         $  24.86
                           --------
INCOME (LOSS) FROM
 OPERATIONS:
   Net investment income
    (loss)(1)                 (0.04)
   Net realized and
    unrealized gain
    (loss)                     4.46
                           --------
Total Income (Loss) From
 Operations                    4.42
                           --------
LESS DISTRIBUTIONS FROM:
   Net investment income      --
   Net realized gains         (4.42)
   Capital                    --
                           --------
Total Distributions           (4.42)
                           --------
NET ASSET VALUE, END OF
 YEAR                      $  24.86
                           --------
                           --------
TOTAL RETURN                  18.1%
NET ASSETS, END OF YEAR
 (000s)                    $195,736
RATIOS TO AVERAGE NET
 ASSETS:
   Expenses                   1.91%
   Net investment income
    (loss)                   (0.14)
PORTFOLIO TURNOVER RATE         97%


               --------------------------------------------------




   (1) Per share amounts have been calculated using the average shares method.


   (2) For the period from January 31, 2001 (inception date) to December 31,
       2001.


   (3) Effective April 29, 2004, Class 2 shares were renamed as Class C shares.


   (4) Total Return for the year was affected by 6.21% due to a significant redemption. If the effect of the redemption were not included, the Total Return would have been lower.


'D''D' Total return is not annualized, as it may not be representative of the total return for the year.



   'D' Annualized.


                    Salomon Brothers Investment Series - 94

                         CALIFORNIA TAX FREE BOND FUND


            CLASS C SHARES*(10)                         CLASS O SHARES*
---------------------------------------------------------------------------------
                               YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------
     2004          2003         2002(6)        2004          2003         2002(8)
---------------------------------------------------------------------------------
    $ 10.70       $ 10.63       $ 10.76       $ 10.71       $ 10.63       $ 10.81
    -------       -------       -------       -------       -------

       0.35          0.33          0.10          0.43          0.42          0.09

      (0.07)         0.07         (0.13)        (0.08)         0.08         (0.18)
    -------       -------       -------       -------       -------
       0.28          0.40         (0.03)         0.35          0.50         (0.09)
    -------       -------       -------       -------       -------

      (0.35)        (0.33)        (0.10)        (0.43)        (0.42)        (0.09)
    -------       -------       -------       -------       -------
      (0.35)        (0.33)        (0.10)        (0.43)        (0.42)        (0.09)
    -------       -------       -------       -------       -------
    $ 10.63       $ 10.70       $ 10.63       $ 10.63       $ 10.71       $ 10.63
    -------       -------       -------       -------       -------
    -------       -------       -------       -------       -------

    $    37       $    27       $    26       $     2       $     2       $     2

      1.29%         1.30%         1.30%'D'      0.53%         0.45%         0.47%'D'

        N/A           N/A           N/A           N/A           N/A           N/A

       3.27          3.14          3.07'D'       4.03          3.94          3.94'D'
         5%            0%            9%'D'         5%            0%            9%
      2.67%         3.87%         (0.28)%'D''D' 3.35%         4.76%         (0.79)%'D''D'
      2.60%         1.89%         2.51%'D'      1.73%         1.06%         1.70%'D'
      3.27%         2.55%         1.86%'D'      4.03%         3.33%         2.72%'D'


               --------------------------------------------------

   (1) The expense ratios for 2001 and 2000 reflect the effects of expense offset arrangements with it service providers.
   (2) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.80% for Class A shares.

   (3) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is not guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.

   (4) For a period October 5, 2001 (inception date) to December 31, 2001.
   (5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.55% for Class B shares.
   (6) For the period September 9, 2002 (inception date) to December 31, 2002.
   (7) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.30% for Class C shares.
   (8) For the period October 8, 2002 (inception to date) to December 31, 2002.
   (9) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.55% for Class O shares.

  (10) On April 29, 2004, Class 2 shares were renamed as Class C shares.

     * Per share amounts have been calculated using the monthly average shares method.
'D''D' Total return is not annualized, as it may not be representative of the total return for the year.
   'D' Annualized.



                                  CAPITAL FUND

                                           CLASS C SHARES(3)                             CLASS O SHARES
                          -------------------------------------------------------------------------------------
                                              YEAR ENDED DECEMBER 31,
                          -------------------------------------------------------------------------------------
                              2004     2003       2002       2001       2000       2004       2003       2002
                          -------------------------------------------------------------------------------------
                          $  26.07   $  18.31   $  24.50   $  24.90   $  24.90   $  27.42   $  19.08   $  25.27
                          --------   --------   --------   --------   --------   --------   --------   --------
                             (0.24)     (0.13)     (0.05)      0.04      (0.03)      0.09       0.14       0.23

                              3.71       7.91      (6.14)      0.17       4.45       3.94       8.28      (6.34)
                          --------   --------   --------   --------   --------   --------   --------   --------

                              3.47       7.78      (6.19)      0.21       4.42       4.03       8.42      (6.11)
                          --------   --------   --------   --------   --------   --------   --------   --------
                             --         (0.01)     --         (0.06)     --         --         (0.03)     (0.08)
                             (0.47)     --         --         (0.55)     (4.42)     (0.47)     --         --
                             --         (0.01)     --         --         --         --         (0.05)     --
                          --------   --------   --------   --------   --------   --------   --------   --------
                             (0.47)     (0.02)     --         (0.61)     (4.42)     (0.47)     (0.08)     (0.08)
                          --------   --------   --------   --------   --------   --------   --------   --------
                          $  29.07   $  26.07   $  18.31   $  24.50   $  24.90   $  30.98   $  27.42   $  19.08
                          --------   --------   --------   --------   --------   --------   --------   --------
                          --------   --------   --------   --------   --------   --------   --------   --------
                             13.3%      42.5%      (25.3)%     0.8%      18.0%      14.7%      44.3%      (24.3)%
                          $492,644   $518,298   $354,434   $389,731   $122,307   $344,239   $294,073   $187,241
                             1.83%      1.92%      1.96%      1.84%      1.91%      0.64%      0.65%      0.67%
                             (0.88)     (0.63)     (0.22)      0.16     (0.12)       0.33       0.64       1.07
                              131%       107%       107%        72%        97%       131%       107%       107%

                                    CLASS O SHARES                 CLASS Y SHARES
                           --------------------------------------------------------------
                                                YEAR ENDED DECEMMBER 31,
                           --------------------------------------------------------------
                             2001       2000       2004        2003      2002     2001(2)
                           --------------------------------------------------------------
                           $  25.61   $  25.43   $  27.46     $ 19.10   $ 25.30   $  27.48
                           --------   --------   --------     -------   -------   --------
                               0.34       0.23       0.06        0.15      0.24       0.30
                               0.16       4.57       6.00        8.29     (6.36)     (1.67)
                           --------   --------   --------     -------   -------   --------
                               0.50       4.80       6.06        8.44     (6.12)     (1.37)
                           --------   --------   --------     -------   -------   --------
                              (0.29)     (0.20)     --          (0.03)    (0.08)     (0.26)
                              (0.55)     (4.42)     (0.47)      --        --         (0.55)
                              --         --         --          (0.05)    --         --
                           --------   --------   --------     -------   -------   --------
                              (0.84)     (4.62)     (0.47)      (0.08)    (0.08)     (0.81)
                           --------   --------   --------     -------   -------   --------
                           $  25.27   $  25.61   $  33.05     $ 27.46   $ 19.10   $  25.30
                           --------   --------   --------     -------   -------   --------
                           --------   --------   --------     -------   -------   --------
                               2.0%      19.2%      22.1%(4)    44.4%     (24.3)%   (5.0)%'D''D'
                           $221,979   $227,739   $     97     $32,927   $22,807   $ 44,277
                              0.67%      0.90%      0.59%       0.63%     0.65%       0.66%'D'
                               1.32       0.84       0.21        0.66      1.07       1.33'D'
                                72%        97%       131%        107%      107%         72%


               --------------------------------------------------




   (1) Per share amounts have been calculated using the average shares method.


   (2) For the period from January 31, 2001 (inception date) to December 31,
       2001.


   (3) Effective April 29, 2004, Class 2 shares were renamed as Class C shares.


   (4) Total Return for the year was affected by 6.21% due to a significant redemption. If the effect of the redemption were not included, the Total Return would have been lower.

'D''D' Total return is not annualized, as it may not be representative of the total return for the year.

   'D' Annualized.

                    Salomon Brothers Investment Series - 95

                              CASH MANAGEMENT FUND


                                           CLASS A SHARES                                    CLASS B SHARES
                           ------------------------------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                           ------------------------------------------------------------------------------------------------
                            2004        2003    2002      2001      2000      2004      2003      2002     2001      2000
                           ------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR         $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $1.000    $ 1.000   $1.000   $ 1.000   $ 1.000
                           -------   -------   -------   -------   -------   ------    -------   ------   -------   -------
Net investment income        0.009     0.007     0.013     0.035     0.058    0.009      0.007    0.013     0.035     0.058
Distributions from net
 investment income and
 realized gains             (0.009)   (0.007)   (0.013)   (0.035)   (0.058)  (0.009)    (0.007)  (0.013)   (0.035)   (0.058)
                           -------   -------   -------   -------   -------   ------    -------   ------   -------   -------
NET ASSET VALUE, END OF
 YEAR                      $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $1.000    $ 1.000   $1.000   $ 1.000   $ 1.000
                           -------   -------   -------   -------   -------   ------    -------   ------   -------   -------
                           -------   -------   -------   -------   -------   ------    -------   ------   -------   -------
TOTAL RETURN(1)               0.9%      0.7%      1.3%      3.6%      6.0%     0.9%       0.7%     1.3%      3.6%      6.0%
NET ASSETS, END OF YEAR
 (000s)                    $ 6.774   $22,242   $12,690   $18,083   $ 5,622   $6,758    $ 8,325   $12,927  $ 7,459   $11,079
RATIOS TO AVERAGE NET
 ASSETS:
   Expenses(2)               0.55%     0.55%     0.55%     0.55%     0.55%    0.55%      0.55%    0.55%     0.55%     0.55%
   Net investment income      0.77      0.66      1.30      3.22      5.87     0.86       0.69     1.25      3.57      5.79
Before applicable waiver
 of management fee,
 expenses absorbed by
 SaBAM and credits earned
 on custodian cash
 balances, expense ratios
 would have been:            1.06%     0.72%     0.79%     0.82%     0.71%    1.06%      0.81%    0.80%     0.83%     0.71%


               --------------------------------------------------

(1) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.


(2) The ratio of expenses to average net assets will not exceed 0.55% of average net assets, as a result of a voluntary expense limitation, which may be discontinued at any time.


(3) On April 29, 2004, Class 2 shares were renamed as Class C shares.



                              HIGH YIELD BOND FUND

                                           CLASS A SHARES                                       CLASS B SHARES
                      -------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                      -------------------------------------------------------------------------------------------------------
                         2004         2003        2002       2001       2000        2004        2003        2002       2001
                      -------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR    $     8.29   $     7.23   $   7.52   $   8.10   $    9.48   $   8.34   $     7.27   $   7.55   $   8.13
                      ----------   ----------   --------   --------   ---------   --------   ----------   --------   --------
INCOME (LOSS) FROM
 OPERATIONS:
  Net investment
  income                    0.58*        0.59*      0.64*      0.80*       1.00*      0.52*        0.53*      0.59*      0.75*
  Net realized and
  unrealized gain
  (loss)                    0.29         1.07      (0.19)     (0.47)      (1.32)      0.30         1.08      (0.18)     (0.49)
                      ----------   ----------   --------   --------   ---------   --------   ----------   --------   --------
Total income (Loss)
 from Operations            0.87         1.66       0.45       0.33       (0.32)      0.82         1.61       0.41       0.26
                      ----------   ----------   --------   --------   ---------   --------   ----------   --------   --------
LESS DISTRIBUTIONS
 FROM:
  Net investment
  income                   (0.57)       (0.60)     (0.64)     (0.79)      (1.00)     (0.51)       (0.54)     (0.60)     (0.73)
  Capital                 --           --          (0.10)     (0.12)      (0.06)     --          --          (0.09)     (0.11)
                      ----------   ----------   --------   --------   ---------   --------   ----------   --------   --------
Total Distributions        (0.57)       (0.60)     (0.74)     (0.91)      (1.06)     (0.51)       (0.54)     (0.69)     (0.84)
                      ----------   ----------   --------   --------   ---------   --------   ----------   --------   --------
NET ASSET VALUE, END
 OF YEAR              $     8.59   $     8.29   $   7.23   $   7.52   $    8.10   $   8.65   $     8.34   $   7.27   $   7.55
                      ----------   ----------   --------   --------   ---------   --------   ----------   --------   --------
                      ----------   ----------   --------   --------   ---------   --------   ----------   --------   --------
TOTAL RETURN(1)'DD'        11.0%        23.8%       6.4%       4.2%      (3.6)%      10.2%        22.9%       5.8%       3.3%
NET ASSETS, END OF
 YEAR (000S)          $1,535,433   $1,148,273   $196,733   $102,706   $ 100,065   $187,303   $  235,293   $194,187   $214,204
RATIOS TO AVERAGE
 NET ASSETS'D':
  Expenses                 1.20%        1.25%      1.31%      1.28%       1.24%      1.98%        2.01%      2.07%      2.03%
  Net investment
  income                    7.02         7.34       8.86      10.14       11.32       6.25         6.74       8.12       9.44
PORTFOLIO TURNOVER
 RATE                        54%          78%       106%       131%         79%        54%          78%       106%       131%
Before applicable
 waiver of
 management fee,
 expenses absorbed
 by SaBAM and
 credits earned on
 custodian cash
 balances, net
 investment income
 per share and
 expense ratios
 would have been:
  Net investment
    income               N/A          N/A         N/A        N/A         N/A        N/A             N/A        N/A     N/A
  Expense ratio          N/A          N/A         N/A        N/A         N/A        N/A             N/A        N/A     N/A

                   CLASS B SHARES
                   --------------
                     YEAR ENDED
                    DECEMBER 31,
                   --------------
                        2000
                   --------------
NET ASSET VALUE,
 BEGINNING OF YEAR    $   9.48
                      --------
INCOME (LOSS) FROM
 OPERATIONS:
  Net investment
  income                  0.94*
  Net realized and
  unrealized gain
  (loss)                 (1.32)
                      --------
Total income (Loss)
 from Operations         (0.38)
                      --------
LESS DISTRIBUTIONS
 FROM:
  Net investment
  income                 (0.91)
  Capital                (0.06)
                      --------
Total Distributions      (0.97)
                      --------
NET ASSET VALUE, END
 OF YEAR              $   8.13
                      --------
                      --------
TOTAL RETURN(1)'DD'     (4.2)%
NET ASSETS, END OF
 YEAR (000S)          $250,003
RATIOS TO AVERAGE
 NET ASSETS'D':
  Expenses               1.99%
  Net investment
  income                 10.56
PORTFOLIO TURNOVER
 RATE                      79%
Before applicable
 waiver of
 management fee,
 expenses absorbed
 by SaBAM and
 credits earned on
 custodian cash
 balances, net
 investment income
 per share and
 expense ratios
 would have been:
  Net investment
    income              N/A
  Expense ratio         N/A


               --------------------------------------------------

(1) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(2) For the period April 2, 2003 (inception date) to December 31, 2003.

(3) Effective April 29, 2004, Class 2 shares were renamed as Class C shares.

 * Per share amounts have been calculated using the monthly average shares method.
 'DD' Total return for Class Y shares is not annualized, as it may not be representative of the total return for the year.

 'D'  Annualized for Class Y shares.


                    Salomon Brothers Investment Series - 96

                              CASH MANAGEMENT FUND

              CLASS C SHARES(3)                                  CLASS O SHARES
------------------------------------------------------------------------------------------------
                               YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------
   2004      2003      2002      2001      2000      2004      2003      2002     2001      2000
------------------------------------------------------------------------------------------------
$ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $1.000   $ 1.000   $ 1.000
-------   -------   -------   -------   -------   -------   -------   ------   -------   -------
  0.009     0.007     0.013     0.035     0.058     0.009     0.007    0.013     0.035     0.058
 (0.009)   (0.007)   (0.013)   (0.035)   (0.058)   (0.009)   (0.007)  (0.013)   (0.035)   (0.058)
-------   -------   -------   -------   -------   -------   -------   ------   -------   -------
$ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $1.000   $ 1.000   $ 1.000
-------   -------   -------   -------   -------   -------   -------   ------   -------   -------
-------   -------   -------   -------   -------   -------   -------   ------   -------   -------
   0.9%      0.7%      1.3%      3.6%      6.0%      0.9%      0.7%     1.3%      3.6%      6.0%
$ 2,997   $ 2,760   $ 9,109   $ 4,061   $ 1,978   $ 3,024   $ 3,688   $15,982  $ 5,816   $ 5,718
  0.55%     0.55%     0.55%     0.55%     0.55%     0.55%     0.55%    0.55%     0.55%     0.55%
  0.82      0.70      1.24      3.25      5.90      0.87      0.70     1.25      3.43      5.82
  1.06%     0.83%     0.80%     0.83%     0.72%     1.06%     1.96%    0.80%     0.83%     0.71%



               --------------------------------------------------

(1) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.


(2) The ratio of expenses to average net assets will not exceed 0.55% of average net assets, as a result of a voluntary expense limitation, which may be discontinued at any time.


(3) On April 29, 2004, Class 2 shares were renamed as Class C shares.




                              HIGH YIELD BOND FUND

                 CLASS C SHARES(3)                                      CLASS O SHARES
---------------------------------------------------------------------------------------------------------
                                         YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------
   2004       2003       2002      2001      2000       2004        2003       2002      2001      2000
---------------------------------------------------------------------------------------------------------
$   8.38   $   7.30   $   7.59   $  8.16   $  9.50   $   8.29   $     7.22   $  7.51   $  8.10   $  9.48
--------   --------   --------   -------   -------   --------   ----------   -------   -------   -------
    0.55*      0.56*      0.61*     0.76*     0.96*      0.61*        0.62*     0.67*     0.84*     1.03*
    0.29       1.09      (0.19)    (0.47)    (1.33)      0.29         1.08     (0.19)    (0.49)    (1.32)
--------   --------   --------   -------   -------   --------   ----------   -------   -------   -------
    0.84       1.65       0.42      0.29     (0.37)      0.90         1.70      0.48      0.35     (0.29)
--------   --------   --------   -------   -------   --------   ----------   -------   -------   -------
   (0.54)     (0.57)     (0.61)    (0.75)    (0.91)     (0.60)       (0.63)    (0.67)    (0.82)    (1.02)
   --         --         (0.10)    (0.11)    (0.06)     --          --         (0.10)    (0.12)    (0.07)
--------   --------   --------   -------   -------   --------   ----------   -------   -------   -------
   (0.54)     (0.57)     (0.71)    (0.86)    (0.97)     (0.60)       (0.63)    (0.77)    (0.94)    (1.09)
--------   --------   --------   -------   -------   --------   ----------   -------   -------   -------
$   8.68   $   8.38   $   7.30   $  7.59   $  8.16   $   8.59   $     8.29   $  7.22   $  7.51   $  8.10
--------   --------   --------   -------   -------   --------   ----------   -------   -------   -------
--------   --------   --------   -------   -------   --------   ----------   -------   -------   -------
   10.4%      23.4%       5.9%      3.6%    (4.1)%      11.4%        24.4%      6.9%      4.5%    (3.3)%
$292,918   $317,704   $128,759   $77,726   $67,938   $117,197   $   94,445   $47,874   $24,990   $13,027
   1.70%      1.71%      1.80%     1.77%     1.74%      0.84%        0.86%     0.92%     0.87%     0.99%
   6.52       6.93       8.36      9.64     10.82       7.37         7.87      9.31     10.54     11.56
     54%        78%       106%      131%       79%        54%          78%      106%      131%       79%
   N/A        N/A        N/A        N/A       N/A       N/A         N/A           N/A     N/A       N/A
   N/A        N/A        N/A        N/A       N/A       N/A         N/A           N/A     N/A       N/A

  CLASS Y SHARES
------------------
     YEAR ENDED
    DECEMBER 31,
------------------
   2004     2003(2)
------------------
$  8.28   $  7.58
-------   -------
   0.56*     0.38*
   0.34      0.78
-------   -------
   0.90      1.16
-------   -------
  (0.60)    (0.46)
   --        --
-------   -------
  (0.60)    (0.46)
-------   -------
$  8.58   $  8.28
-------   -------
-------   -------
  11.4%     15.7%
$60,569   $11,293
  0.87%     0.88%
  7.23      7.34
    54%       78%
  N/A       N/A
  N/A       N/A


               --------------------------------------------------

(1) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(2) For the period April 2, 2003 (inception date) to December 31, 2003.

(3) Effective April 29, 2004, Class 2 shares were renamed as Class C shares.

 * Per share amounts have been calculated using the monthly average shares method.


 'DD' Total return for Class Y shares is not annualized, as it may not be representative of the total return for the year.

 'D'  Annualized for Class Y shares.


                    Salomon Brothers Investment Series - 97

                              INVESTORS VALUE FUND


                                              CLASS A SHARES                                      CLASS B SHARES
                            -----------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                            -----------------------------------------------------------------------------------------------------
                              2004       2003       2002       2001      2000      2004      2003      2002      2001      2000
                            -----------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR           $  19.07   $  14.69   $  18.97   $  20.41   $ 20.70   $ 18.70   $ 14.40   $ 18.63   $ 20.09   $ 20.43
                            --------   --------   --------   --------   -------   -------   -------   -------   -------   -------
INCOME (LOSS) FROM
OPERATIONS:
   Net investment income
   (loss)                       0.29*      0.22*      0.19*      0.14*     0.18*     0.10*     0.07*     0.02*    (0.03)*    0.02*
   Net realized and
    unrealized gain
    (loss)                      1.70       4.38      (4.31)     (1.02)     2.80      1.67      4.31     (4.21)    (1.00)     2.77
                            --------   --------   --------   --------   -------   -------   -------   -------   -------   -------
Total Income (Loss) From
Operations                      1.99       4.60      (4.12)     (0.88)     2.98      1.77      4.38     (4.19)    (1.03)     2.79
                            --------   --------   --------   --------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS FROM:
   Net investment income       (0.28)     (0.22)     (0.16)     (0.14)    (0.19)    (0.11)    (0.08)    (0.04)    (0.01)    (0.05)
   Net realized gains          (.023)     --         --         (0.42)    (3.08)    (0.23)    --        --        (0.42)    (3.08)
                            --------   --------   --------   --------   -------   -------   -------   -------   -------   -------
Total Distributions            (0.51)     (0.22)     (0.16)     (0.56)    (3.27)    (0.34)    (0.08)    (0.04)    (0.43)    (3.13)
                            --------   --------   --------   --------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END OF
YEAR                        $  20.55   $  19.07   $  14.69   $  18.97   $ 20.41   $ 20.13   $ 18.70   $ 14.40   $ 18.63   $ 20.09
                            --------   --------   --------   --------   -------   -------   -------   -------   -------   -------
                            --------   --------   --------   --------   -------   -------   -------   -------   -------   -------
TOTAL RETURN(1)                10.5%      31.6%    (21.8)%     (4.4)%     14.9%      9.5%     30.5%   (22.5)%    (5.3)%     14.2%
NET ASSETS, END OF YEAR
(000s)                      $308,990   $270,317   $185,308   $160,688   $72,445   $43,386   $49,915   $54,897   $83,335   $80,960
RATIOS TO AVERAGE NET
ASSETS:
   Expenses                    0.88%      0.96%      0.91%      1.03%     1.00%     1.78%     1.83%     1.85%     1.90%     1.73%
   Net investment income
   (loss)                       1.46       1.32       1.19       0.70      0.85      0.51      0.45      0.13    (0.17)      0.12
PORTFOLIO TURNOVER RATE          36%        34%        44%        43%       75%       36%       34%       44%       43%       75%


               --------------------------------------------------




(1)  Effective April 29, 2004, Class 2 shares were renamed as Class C shares.

(2)  For the period from July 16, 2001 (inception date) to December 31, 2001.
* Per share amounts have been calculated using the average shares method. 'DD' Total return is not annualized, as it may not be representative of the total return for the year.
'D'  Annualized.



                             LARGE CAP GROWTH FUND


                                                     CLASS A SHARES                                    CLASS B SHARES
                                    ---------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                    ---------------------------------------------------------------------------------------
                                     2004      2003      2002      2001      2000      2004      2003      2002      2001
                                    ---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR  $  7.44   $  6.13   $  8.22   $  9.37   $ 11.18   $  7.21   $  5.98   $  8.09   $  9.29
                                    -------   -------   -------   -------   -------   -------   -------   -------   -------
INCOME (LOSS) FROM OPERATIONS:
   Net Investment income (loss)(1)    (0.02)    (0.01)    (0.02)    (0.03)    (0.06)    (0.07)    (0.06)    (0.07)    (0.10)
   Net realized and unrealized
    gain (loss)                       (0.08)     1.32     (2.07)    (1.12)    (1.73)    (0.08)     1.29     (2.04)    (1.10)
                                    -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Income (Loss) From
 Operations                           (0.10)     1.31     (2.09)    (1.15)    (1.79)    (0.15)     1.23     (2.11)    (1.20)
                                    -------   -------   -------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS FROM:
   Net realized gains                 --        --        --        --        (0.02)    --        --        --        --
   Capital                            --        --        --        --        (0.00)#   --        --        --        --
                                    -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Distributions                   --        --        --        --        (0.02)    --        --        --        --
                                    -------   -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END OF YEAR        $  7.34   $  7.44   $  6.13   $  8.22   $  9.37   $  7.06   $  7.21   $  5.98   $  8.09
                                    -------   -------   -------   -------   -------   -------   -------   -------   -------
                                    -------   -------   -------   -------   -------   -------   -------   -------   -------
TOTAL RETURN(2)                      (1.3)%     21.4%   (25.4)%   (12.3)%   (16.0)%    (2.1)%     20.6%   (26.1)%   (12.9)%
NET ASSETS, END OF YEAR (000s)      $ 1,930   $ 2,259   $   973   $ 2,236   $ 2,199   $ 2,541   $ 3,393   $ 2,631   $ 4,117
RATIO TO AVERAGE NET ASSETS:
   Expenses                           1.45%     1.45%     1.45%     1.45%     1.45%     2.20%     2.20%     2.20%     2.19%
   Net investment income (loss)       (0.21)    (0.10)    (0.29)    (0.39)    (0.51)    (1.03)    (0.85)    (1.03)    (1.15)
PORTFOLIO TURNOVER RATE                 94%       26%       34%       54%       79%       94%       26%       34%       54%
Before applicable waiver of
 management fee and expenses
 absorbed by SaBAM, expense ratios
 would have been:                     2.99%     3.16%     3.67%     2.22%     1.88%     3.81%     3.96%     4.44%     2.92%

                                     2000
                                    -------
NET ASSET VALUE, BEGINNING OF YEAR  $ 11.17
                                    -------
INCOME (LOSS) FROM OPERATIONS:
   Net Investment income (loss)(1)    (0.14)
   Net realized and unrealized
    gain (loss)                       (1.72)
                                    -------
Total Income (Loss) From
 Operations                           (1.86)
                                    -------
LESS DISTRIBUTIONS FROM:
   Net realized gains                 (0.02)
   Capital                            (0.00)#
                                    -------
Total Distributions                   (0.02)
                                    -------
NET ASSET VALUE, END OF YEAR        $  9.29
                                    -------
                                    -------
TOTAL RETURN(2)                     (16.6)%
NET ASSETS, END OF YEAR (000s)      $ 6,709
RATIO TO AVERAGE NET ASSETS:
   Expenses                           2.20%
   Net investment income (loss)       (1.26)
PORTFOLIO TURNOVER RATE                 79%
Before applicable waiver of
 management fee and expenses
 absorbed by SaBAM, expense ratios
 would have been:                     2.63%



               --------------------------------------------------



(1) Per share amounts have been calculated using the monthly average shares method.


(2) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.


(3) Effective April 29, 2004, Class 2 shares were renamed as Class C shares.


#   Amount represents less than $0.01 per share.




                    Salomon Brothers Investment Series - 98

                              INVESTORS VALUE FUND

               CLASS C SHARES(1)                                     CLASS O SHARES                        CLASS Y SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------
 2004      2003     2002       2001      2000       2004       2003       2002       2001       2000       2004       2003
----------------------------------------------------------------------------------------------------------------------------
$ 18.76   $ 14.45   $ 18.69   $ 20.13   $ 20.46   $  19.04   $  14.66   $  18.94   $  20.38   $  20.69   $  19.05   $  14.66
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------   --------   --------
   0.11*     0.08*     0.04*    (0.03)*    0.02*      0.34*      0.26*      0.23*      0.19*      0.24*      0.34*      0.27*
   1.68      4.32     (4.24)    (0.98)     2.78       1.71       4.39      (4.31)     (1.02)      2.80       1.70       4.39
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------   --------   --------
   1.79      4.40     (4.20)    (1.01)     2.80       2.05       4.65      (4.08)     (0.83)      3.04       2.04       4.66
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------   --------   --------
  (0.12)    (0.09)    (0.04)    (0.01)    (0.05)     (0.34)     (0.27)     (0.20)     (0.19)     (0.27)     (0.34)     (0.27)
  (0.23)    --        --        (0.42)    (3.08)     (0.23)     --         --         (0.42)     (3.08)     (0.23)     --
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------   --------   --------
  (0.35)    (0.09)    (0.04)    (0.43)    (3.13)     (0.57)     (0.27)     (0.20)     (0.61)     (3.35)     (0.57)     (0.27)
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------   --------   --------
$ 20.20   $ 18.76   $ 14.45   $ 18.69   $ 20.13   $  20.52   $  19.04   $  14.66   $  18.94   $  20.38   $  20.52   $  19.05
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------   --------   --------
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------   --------   --------
   9.5%     30.5%   (22.5)%    (5.2)%     14.2%      10.8%      32.0%    (21.6)%     (4.2)%      15.2%      10.8%      32.1%
$67,647   $68,296   $53,052   $72,607   $25,580   $789,928   $757,230   $493,344   $665,747   $702,394   $703,392   $554,537
  1.75%     1.79%     1.78%     1.86%     1.74%      0.60%      0.67%      0.63%      0.74%      0.73%      0.57%      0.66%
   0.56      0.49      0.22    (0.14)      0.11       1.72       1.60       1.37       0.98       1.12       1.74       1.62
    36%       34%       44%       43%       75%        36%        34%        44%        43%        75%        36%        34%

---------------------------
  2002     2001(2)
--------   -------
$  18.94   $ 19.41
--------   -------
    0.26*     0.08
   (4.34)    (0.46)
--------   -------
   (4.08)    (0.38)
--------   -------
   (0.20)    (0.09)
   --        --
--------   -------
   (0.20)    (0.09)
--------   -------
$  14.66   $ 18.94
--------   -------
--------   -------
 (21.6)%    (1.9)%'DD'
$274,763   $61,002
   0.59%     0.73%'D'
    1.66      0.98'D'
     44%       43%


               --------------------------------------------------




(1)  Effective April 29, 2004, Class 2 shares were renamed as Class C shares.

(2)  For the period from July 16, 2001 (inception date) to December 31, 2001.
* Per share amounts have been calculated using the average shares method. 'DD' Total return is not annualized, as it may not be representative of the total return for the year.
'D'  Annualized.



                             LARGE CAP GROWTH FUND



                     CLASS C SHARES(3)                                                  CLASS O SHARES
-----------------------------------------------------------------------------------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------
 2004         2003         2002         2001         2000         2004          2003         2002         2001         2000
-----------------------------------------------------------------------------------------------------------------------------
$  7.22      $  5.99      $  8.10      $  9.30      $ 11.16      $  7.43      $   6.10      $  8.17      $  9.40      $ 11.18
-------      -------      -------      -------      -------      -------      --------      -------      -------      -------
  (0.07)       (0.06)       (0.07)       (0.09)       (0.14)        0.00          0.01         0.00#       (0.02)       (0.03)
  (0.09)        1.29        (2.04)       (1.11)       (1.70)       (0.09)         1.32        (2.07)       (1.21)       (1.73)
-------      -------      -------      -------      -------      -------      --------      -------      -------      -------
  (0.16)        1.23        (2.11)       (1.20)       (1.84)       (0.09)         1.33        (2.07)       (1.23)       (1.76)
-------      -------      -------      -------      -------      -------      --------      -------      -------      -------
   --          --           --           --           (0.02)       --            --           --           --           (0.02)
   --          --           --           --           (0.00)#      --            --           --           --           (0.00)#
-------      -------      -------      -------      -------      -------      --------      -------      -------      -------
   --          --           --           --           (0.02)       --            --           --           --           (0.02)
-------      -------      -------      -------      -------      -------      --------      -------      -------      -------
$  7.06      $  7.22      $  5.99      $  8.10      $  9.30      $  7.34      $   7.43      $  6.10      $  8.17      $  9.40
-------      -------      -------      -------      -------      -------      --------      -------      -------      -------
-------      -------      -------      -------      -------      -------      --------      -------      -------      -------
 (2.2)%        20.5%      (26.1)%      (12.9)%      (16.5)%       (1.2)%         21.8%      (25.3)%      (13.1)%      (15.7)%
$ 2,367      $ 3,787      $ 2,786      $ 3,366      $ 2,362      $    58      $     38      $    11      $    20      $ 1,626
  2.20%        2.20%        2.20%        2.19%        2.20%        1.20%         1.20%        1.21%        1.19%        1.20%
  (1.04)       (0.85)       (1.01)       (1.14)       (1.27)        0.03          0.17        (0.04)       (0.18)       (0.25)
    94%          26%          34%          54%          79%          94%           26%          34%          54%          79%
  3.84%        4.01%        4.48%        2.95%        2.63%        2.80%         3.33%        3.42%        1.76%        1.62%



               --------------------------------------------------



(1) Per share amounts have been calculated using the monthly average shares method.


(2) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.


(3) Effective April 29, 2004, Class 2 shares were renamed as Class C shares.


#   Amount represents less than $0.01 per share.




                    Salomon Brothers Investment Series - 99

                                  MID CAP FUND


                                                 CLASS A SHARES*                                   CLASS B SHARES*
                                    ------------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                    ------------------------------------------------------------------------------------------
                                     2004        2003        2002        2001(1)       2004        2003      2002      2001(4)
                                    ------------------------------------------------------------------------------------------
Net asset value, beginning of year  $16.89      $13.18      $ 16.47      $13.71       $16.66      $13.10    $ 16.47    $16.31
                                    ------      ------      -------      ------       ------      ------    -------    ------
Income (loss) from operations:
 Net investment loss                 (0.10)      (0.08)       (0.06)      (0.01)       (0.23)      (0.19)     (0.16)    (0.01)
 Net realized and unrealized gain
 (loss)                               2.36        3.79        (3.23)       2.77         2.32        3.75      (3.21)     0.17
                                    ------      ------      -------      ------       ------      ------    -------    ------
Total income (loss) from
 operations                           2.26        3.71        (3.29)       2.76         2.09        3.56      (3.37)     0.16
                                    ------      ------      -------      ------       ------      ------    -------    ------
Net asset value, end of year        $19.15      $16.89      $ 13.18      $16.47       $18.75      $16.66    $ 13.10    $16.47
                                    ------      ------      -------      ------       ------      ------    -------    ------
                                    ------      ------      -------      ------       ------      ------    -------    ------
Ratios/supplemental data:
Net assets, end of year (000's)     $1,489      $  270      $   116      $   47       $  291      $  152    $   108    $   12
 Ratio of expenses to average net
 assets(2)(5)                         1.50%       1.50%        1.42%       1.36%'D'     2.25%       2.25%      1.95%     2.15%'D'
 Ratio of net investment loss to
 average net assets                  (0.56)      (0.56)%      (0.44)%     (0.69)%'D'   (1.37)      (1.31)%    (0.99)%   (1.50)%'D'
Portfolio turnover rate                 66%         78%          71%         26%          66%         78%        71%       26%
Total return(3)                      13.38%      28.15%      (19.98)%      3.65%'DD'   12.55%      27.18%    (20.46)%    0.98%'DD'



Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the Manager had not voluntarily assumed expenses, the ratios would have been as follows:



Expenses to average net assets     2.08%       1.60%       1.91%       1.93%'D'     2.63%       2.33%       2.42%       2.73%'D'


               --------------------------------------------------



(1)   For the period November 30, 2001 (inception date) to December 31, 2001.

(2) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.50% for Class A shares and 2.25% for Class B shares.


(3) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.

(4)   For the period December 18, 2001 (inception date) to December 31, 2001.
(5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 2.25% for Class B shares and 1.08% for Class O shares.
(6)   For the period May 7, 2002 (inception date) to December 31, 2002.
(7)   For the period September 10, 2001 (inception date) to December 31, 2001.

(8)   On April 29, 2004, Class 2 shares were renamed as Class C shares.

 * Per share amounts have been calculated using the monthly average shares method.
 'DD' Total return is not annualized, as it may not be representative of the total return for the year.
 'D'  Annualized.



                          NATIONAL TAX FREE BOND FUND



                                                     CLASS A SHARES                               CLASS B SHARES*
                                     ----------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------------------------------------------------
                                      2004*     2003*     2002*     2001      2000       2004      2003      2002     2001(4)
                                     ----------------------------------------------------------------------------------------
Net asset value, beginning of year   $ 11.91   $ 11.79   $ 11.13   $ 11.26   $ 10.54   $  11.93   $ 11.80   $ 11.14   $ 11.46
                                     -------   -------   -------   -------   -------   --------   -------   -------   -------
Income (loss) from operations:
 Net investment income                  0.44      0.46      0.48      0.50      0.51       0.35      0.37      0.40      0.07
 Net realized and unrealized gain
 (loss)                                (0.06)     0.13      0.66     (0.12)     0.73      (0.06)     0.13      0.65     (0.31)
                                     -------   -------   -------   -------   -------   --------   -------   -------   -------
Total income (loss) from operations     0.38      0.59      1.14      0.38      1.24       0.29      0.50      1.05     (0.24)
                                     -------   -------   -------   -------   -------   --------   -------   -------   -------
Less distributions from:
 Net investment income                 (0.44)    (0.47)    (0.48)    (0.51)    (0.52)     (0.35)    (0.37)    (0.39)    (0.08)
 Net realized gains                     --        --        --        --        --            --     --        --        --
                                     -------   -------   -------   -------   -------   --------   -------   -------   -------
Total distributions                    (0.44)    (0.47)    (0.48)    (0.51)    (0.52)     (0.35)    (0.37)    (0.39)    (0.08)
                                     -------   -------   -------   -------   -------   --------   -------   -------   -------
Net asset value, end of year         $ 11.85   $ 11.91   $ 11.79   $ 11.13   $ 11.26   $  11.87   $ 11.93   $ 11.80   $ 11.14
                                     -------   -------   -------   -------   -------   --------   -------   -------   -------
                                     -------   -------   -------   -------   -------   --------   -------   -------   -------
Ratios/supplemental data:
Net assets, end of year (000s)       $37,343   $42,210   $50,325   $62,440   $72,875   $  2,944   $ 4,330   $ 4,839   $ 4,599
 Ratio of expenses to average net
 assets(1)(2)(5)                        0.75%     0.75%     0.76%     0.80%     0.80%      1.50%     1.50%     1.49%     1.53%'D'
 Ratio of expenses to average net
 assets after fees paid indirectly(1)    N/A     N/A       N/A       0.80%     0.80%        N/A     N/A         N/A     1.53%'D'
 Ratio of net investment income to
 average net assets                     3.73      3.92     4.22%     4.28%     4.67%       2.98     3.16%     3.43%     3.55%'D'
Portfolio turnover rate                  41%       42%       12%       15%       46%        41%       42%       12%       15%
Total return(3)                        3.28%     5.07%    10.41%     3.39%    12.10%      2.51%     4.35%     9.59%     (2.09)%'DD'



Note: If agents of the fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the Manager had not voluntarily assumed expenses, the ratios would have been as follows:



Expenses to average net assets           1.26%     1.10%     1.18%     1.52%     1.32%      2.01%     1.85%   1.91%   2.22%'D'



               --------------------------------------------------



(1) The expense ratios for 2001 and 2000 reflect the effects of expense offset arrangements with its service providers.


(2) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.75% for Class A shares. Prior to January 30, 2002 the expense limitations was 0.80%.


(3) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.


(4)   For the period October 12, 2001 (inception date) to December 31, 2001.


(5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.50% for Class B shares.


(6)   On April 29, 2004, Class 2 shares were renamed as Class C shares.


 * Per share amounts have been calculated using the monthly average shares method.


 'DD' Total return is not annualized, as it may not be representative of the total return for the year.


 'D'  Annualized.


                    Salomon Brothers Investment Series - 100

                                  MID CAP FUND


           CLASS C SHARES*(8)                                      CLASS O SHARES*
------------------------------------------------------------------------------------------------------
                                       YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------
  2004           2003           2002(6)          2004            2003            2002          2001(7)
------------------------------------------------------------------------------------------------------
   16.72           13.15           16.43           17.02           13.23           16.48         15.07
--------        -------         -------         -------         -------         -------        -------
   (0.24)         (0.19)          (0.04)          (0.04)          (0.02)          (0.02)         (0.01)
    2.34           3.76           (3.24)           2.40            3.81           (3.23)          1.42
--------        -------         -------         -------         -------         -------        -------
    2.10           3.57           (3.28)           2.36            3.79           (3.25)          1.41
--------        -------         -------         -------         -------         -------        -------
$  18.82        $ 16.72         $ 13.15         $ 19.38         $ 17.02         $ 13.23        $ 16.48
--------        -------         -------         -------         -------         -------        -------
--------        -------         -------         -------         -------         -------        -------
$    234        $   109         $    26         $20,690         $20,350         $16,612        $22,935
    2.25%          2.25%           1.68%'D'        1.08%           1.08%           1.07%          1.08%'D'
   (1.38)         (1.31)%         (0.51)%'D'      (0.24)          (0.13)%         (0.13)%        (0.17)%'D'
      66%            78%             71%             66%             78%             71%            26%
   12.56%         27.15%         (19.96)%'DD'     13.87%          28.65%         (19.72)%        (6.48)%'DD'
    2.67%          2.35%           2.27%'D'        1.53%           1.33%           1.54%          2.97%'D'


               --------------------------------------------------

(1)   For the period November 30, 2001 (inception date) to December 31, 2001.

(2) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.50% for Class A shares and 2.25% for Class B shares.


(3) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.

(4)   For the period December 18, 2001 (inception date) to December 31, 2001.

(5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 2.25% for Class B shares and 1.08% for Class O shares.

(6)   For the period May 7, 2002 (inception date) to December 31, 2002.
(7)   For the period September 10, 2001 (inception date) to December 31, 2001.

(8)   On April 29, 2004, Class 2 shares were renamed as Class C shares.

 * Per share amounts have been calculated using the monthly average shares method.
 'DD' Total return is not annualized, as it may not be representative of the total return for the year.
 'D'  Annualized.



                          NATIONAL TAX FREE BOND FUND



              CLASS C SHARES*(6)                                    CLASS O SHARES*
------------------------------------------------------------------------------------------------------
                                       YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------
  2004       2003          2002        2001(1)      2004          2003          2002          2001(1)
------------------------------------------------------------------------------------------------------
$  11.92   $  11.80      $  11.13      $  11.42   $  11.93      $  11.79      $   11.13      $   11.42
--------   --------      --------      --------   --------      --------      ---------      ---------
    0.38       0.40          0.43          0.05       0.47          0.49           0.50           0.06
   (0.05)      0.12          0.66         (0.28)     (0.06)         0.14           0.67          (0.29)
--------   --------      --------      --------   --------      --------      ---------      ---------
    0.33       0.52          1.09         (0.23)      0.41          0.63           1.17          (0.23)
--------   --------      --------      --------   --------      --------      ---------      ---------
   (0.38)     (0.40)        (0.42)        (0.06)     (0.47)        (0.49)         (0.51)         (0.06)
--------   --------      --------      --------   --------      --------      ---------      ---------
   (0.38)     (0.40)        (0.42)        (0.06)     (0.47)        (0.49)         (0.51)         (0.06)
--------   --------      --------      --------   --------      --------      ---------      ---------
$  11.87   $  11.92      $  11.80      $  11.13   $  11.87      $  11.93      $   11.79      $   11.13
--------   --------      --------      --------   --------      --------      ---------      ---------
--------   --------      --------      --------   --------      --------      ---------      ---------
$  1,539   $  1,923      $  1,763      $  1,314   $    160      $    157      $     216      $     362
    1.25%      1.25%         1.25%         1.25%'D'     0.50%       0.50%          0.50%          0.50%'D'
     N/A        N/A           N/A          1.25%'D'      N/A         N/A            N/A           0.50%'D'
    3.22       3.41          3.69          3.73'D'     3.97         4.18           4.39           4.48'D'
      41%        42%           12%           15%        41%           42%            12%            15%
    2.85%      4.53%         9.96%        (2.10)%'DD'  3.54%        5.48%         10.69%         (2.01)%'DD'
    1.76%      1.60%         1.67%          1.94%'D'   1.01%        0.85%          0.91%           1.19%'D'



               --------------------------------------------------



(1)   For the period November 19, 2001 (inception date) to December 31, 2001.


(2) The expense ratios for 2001 reflect the effects of expense offset arrangements with its service providers.


(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25% for Class C shares.


(4) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.


(5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.50% for Class O shares.


(6)   On April 29, 2004, Class 2 shares were renamed as Class C shares.


 * Per share amounts have been calculated using the monthly average shares method.


 'DD' Total return is not annualized, as it may not be representative of the total return for the year.


 'D'  Annualized.


                    Salomon Brothers Investment Series - 101

                      NEW YORK MUNICIPAL MONEY MARKET FUND


                                                                               CLASS B
                                            CLASS A SHARES                     SHARES
                            -----------------------------------------------------------
                                              YEAR ENDED DECEMBER 31,
                            -----------------------------------------------------------
                             2004      2003      2002      2001      2000      2000(2)
                            -----------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR           $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000    $ 1.000
                            -------   -------   -------   -------   -------    -------
Net investment income         0.007     0.006     0.012   $ 0.025     0.037      0.037
Dividends from net
 investment income and
 net realized gain           (0.007)   (0.006)   (0.012)   (0.025)   (0.037)    (0.037)
                            -------   -------   -------   -------   -------    -------
NET ASSET VALUE, END OF
YEAR                        $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000    $ 1.000
                            -------   -------   -------   -------   -------    -------
                            -------   -------   -------   -------   -------    -------
TOTAL RETURN(1)                0.8%      0.7%      1.2%      2.5%      3.8%       3.8%
NET ASSETS, END OF YEAR
 (000S)                     $ 4,016   $ 4,533   $ 6,400   $ 4,973   $ 4,413    $    12
RATIOS TO AVERAGE NET
ASSETS:
  Expenses                    0.47%     0.41%     0.35%     0.34%     0.38%      0.38%
  Net investment income        0.74      0.56      1.19      2.49      3.68       3.37
Before applicable waiver
 of management fee,
 expenses absorbed by
 SaBAM and credits earned
 on custodian cash
 balances, expense ratios
 would have been:             0.49%     0.43%     0.39%       N/A       N/A        N/A


                  -------------------------------------------


(1) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.


(2) This represents the last year Class B shares were outstanding. They were fully redeemed on November 2, 2001.


(3) This represents the last year Class C shares were outstanding. They were fully redeemed on February 9, 2004. On April 29, 2004, Class 2 shares were renamed as Class C shares.

 * Performance calculations for Class C shares use November 21, 2001 as the inception date, since Class C shares were fully redeemed on January 9, 2001 and new shares in Class C were not purchased until November 21, 2001.




                          NEW YORK TAX FREE BOND FUND


                                                    CLASS A SHARES                              CLASS B SHARES*
                                    -----------------------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                    -----------------------------------------------------------------------------------------
                                     2004*      2003*     2002*      2001      2000       2004      2003     2002     2001(4)
                                    -----------------------------------------------------------------------------------------
Net asset value, beginning of year     11.99     11.91     11.26     11.44     10.79      11.99     11.91    11.26      11.53
                                    --------  --------  --------  --------  --------   --------  --------  -------  ---------
Income (loss) from operations:
 Net investment income                  0.44      0.47      0.49      0.54      0.60       0.35      0.38     0.32       0.04
 Net realized and unrealized gain
  (loss)                               (0.07)     0.08      0.65     (0.16)     0.61      (0.07)     0.08     0.73     (0.26)
                                    --------  --------  --------  --------  --------   --------  --------  -------  ---------
Total income (loss) from
operations                              0.37      0.55      1.14      0.38      1.21       0.28      0.46     1.05     (0.22)
                                    --------  --------  --------  --------  --------   --------  --------  -------  ---------
Less distributions from:
 Net investment income                 (0.44)    (0.47)    (0.49)    (0.56)    (0.56)     (0.35)    (0.38)   (0.40)    (0.05)
                                    --------  --------  --------  --------  --------   --------  --------  -------  ---------
Total distributions                    (0.44)    (0.47)    (0.49)    (0.56)    (0.56)     (0.35)    (0.38)   (0.40)    (0.05)
                                    --------  --------  --------  --------  --------   --------  --------  -------  ---------
Net asset value, end of year        $  11.92  $  11.99  $  11.91  $  11.26  $  11.44   $  11.92  $  11.99  $ 11.91  $   11.26
                                    --------  --------  --------  --------  --------   --------  --------  -------  ---------
                                    --------  --------  --------  --------  --------   --------  --------  -------  ---------
Ratios/supplemental data:
Net assets, end of year (000s)      $104,260  $116,982  $127,482  $140,416  $172,420   $    275  $    363  $   218  $      14
 Ratio of expenses to average net
  assets(2)(5)                         0.80%     0.80%     0.80%     0.80%     0.80%      1.55%     1.55%    1.55%   1.55%'D'
 Ratio of net investment income to
  average net assets                    3.72      3.95      4.19      4.53      4.81       2.96      3.18     3.32    3.50'D'
Portfolio turnover rate                  21%       12%       13%       16%       15%        21%       12%      13%        16%
Total return(3)                        3.17%     4.77%    10.25%     3.32%    11.54%      2.41%     3.94%    9.43%  (1.88)%'DD'

Note: If Agents of the Fund, had not voluntarily agreed to waive all or a portion of their fees for the period indicated and the expenses were not reduced for fees paid indirectly, the ratios would have been as follows:
 Expenses to average net assets        0.96%     0.96%     1.00%     1.21%     1.16%      1.71%     1.71%    1.74%   1.96%'D'


                  -------------------------------------------




(1) For the period July 19, 2002 (inception date) to December 31, 2002.


(2) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.80% for Class A shares and 1.30% for Class C shares.


(3) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is not guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.


(4) For the period November 19, 2001 (inception date) to December 31, 2001.


(5) For the period October 29, 2001 (inception date) to December 31, 2001.


(6) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.55% for Class B shares and 0.55% for Class O shares.


(7) On April 29, 2004, Class 2 shares were renamed Class C shares.


 * Per share amounts have been calculated using the monthly average shares method.


 'DD' Total return is not annualized, as it may not be representative of the total return for the year.


 'D'  Annualized.


                    Salomon Brothers Investment Series - 102

                      NEW YORK MUNICIPAL MONEY MARKET FUND


           CLASS C SHARES                                 CLASS O SHARES
-------------------------------------------------------------------------------------------
                                  YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------
 2003(3)   2002      2001      2000      2004       2003       2002       2001       2000
-------------------------------------------------------------------------------------------
$1.000    $ 1.000   $ 1.000   $ 1.000   $  1.00   $  1.000   $  1.000   $  1.000   $  1.000
------    -------   -------   -------   -------   --------   --------   --------   --------
 0.006      0.012     0.006     0.037     0.007      0.006      0.012      0.025      0.037
(0.006)    (0.012)   (0.006)   (0.037)   (0.007)    (0.006)    (0.012)  $ (0.025)    (0.037)
------    -------   -------   -------   -------   --------   --------   --------   --------
$1.000    $ 1.000   $ 1.000   $ 1.000   $ 1.000   $  1.000   $  1.000   $  1.000   $  1.000
------    -------   -------   -------   -------   --------   --------   --------   --------
------    -------   -------   -------   -------   --------   --------   --------   --------
  0.7%       1.2%      0.2%*     3.8%      0.8%       0.7%       1.2%       2.5%       3.8%
$    4    $    11   $    10   $     1   $72,079   $ 76,189   $104,082   $ 98,267   $138,146
 0.41%      0.35%     0.34%     0.39%     0.47%      0.41%      0.35%      0.34%      0.38%
  0.62       1.19      1.81      3.65      0.73       0.63       1.20       2.51       3.69
 0.46%      0.39%       N/A       N/A     0.49%      0.46%      0.39%        N/A        N/A


                  -------------------------------------------


(1) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.


(2) This represents the last year Class B shares were outstanding. They were fully redeemed on November 2, 2001.


(3) This represents the last year Class C shares were outstanding. They were fully redeemed on February 9, 2004. On April 29, 2004, Class 2 shares were renamed as Class C shares.

 * Performance calculations for Class C shares use November 21, 2001 as the inception date, since Class C shares were fully redeemed on January 9, 2001 and new shares in Class C were not purchased until November 21, 2001.



                          NEW YORK TAX FREE BOND FUND


      CLASS C SHARES*(6)                          CLASS O SHARES*
-------------------------------------------------------------------------------
                            YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------
 2004        2003       2002(1)      2004        2003        2002       2001(5)
-------------------------------------------------------------------------------
  12.00       11.92       11.72       11.98       11.90       11.25       11.59
-------     -------     -------     -------     -------     -------     -------
   0.38        0.41        0.18        0.47        0.50        0.52        0.09
  (0.10)       0.08        0.21       (0.07)       0.08        0.64       (0.33)
-------     -------     -------     -------     -------     -------     -------
   0.28        0.49        0.39        0.40        0.58        1.16       (0.24)
-------     -------     -------     -------     -------     -------     -------
  (0.38)      (0.41)      (0.19)      (0.47)      (0.50)      (0.51)      (0.10)
-------     -------     -------     -------     -------     -------     -------
  (0.38)      (0.41)      (0.19)      (0.47)      (0.50)      (0.51)      (0.10)
-------     -------     -------     -------     -------     -------     -------
$ 11.90     $ 12.00     $ 11.92     $ 11.91     $ 11.98     $ 11.90     $ 11.25
-------     -------     -------     -------     -------     -------     -------
-------     -------     -------     -------     -------     -------     -------
$    33     $   636     $    37     $    78     $    93     $    92     $     1
  1.30%       1.30%       1.30%'D'    0.55%       0.55%       0.56%       0.53%'D'
   3.31        3.38        3.63'D'     3.96        4.20        4.40        4.76'D'
    21%         12%         13%         21%         12%         13%         16%
  2.40%       4.18%       3.30%'DD'   3.44%       4.99%      10.54%       (2.04)%'DD'

  1.45%       1.47%       1.50%'D'    0.71%       0.71%       0.75%       0.94%'D'


                  -------------------------------------------

(1) For the period July 19, 2002 (inception date) to December 31, 2002.

(2) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.80% for Class A shares and 1.30% for Class C shares.


(3) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is not guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.


(4) For the period November 19, 2001 (inception date) to December 31, 2001.


(5) For the period October 29, 2001 (inception date) to December 31, 2001.


(6) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.55% for Class B shares and 0.55% for Class O shares.


(7) On April 29, 2004, Class 2 shares were renamed as Class C shares.

 * Per share amounts have been calculated using the monthly average shares method.
 'DD' Total return is not annualized, as it may not be representative of the total return for the year.
 'D'  Annualized.


                    Salomon Brothers Investment Series - 103

                             SMALL CAP GROWTH FUND


                                                   CLASS A SHARES                                   CLASS B SHARES
                              ----------------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                              ----------------------------------------------------------------------------------------------
                                2004          2003        2002         2001        2000        2004        2003        2002
                              ----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                       $  13.45     $   8.91    $  13.29     $  14.23    $  17.23    $ 12.74     $  8.51    $  12.82
                               --------     --------    --------     --------    --------    -------     -------    --------
INCOME (LOSS) FROM
 OPERATIONS:
 Net investment income
  (loss)(1)                       (0.02)       (0.07)       0.02         0.02       (0.04)     (0.13)      (0.14)      (0.08)
 Net realized and unrealized
  gain (loss)                      2.07         4.61       (4.39)       (0.96)       2.55       1.94        4.37       (4.22)
                               --------     --------    --------     --------    --------    -------     -------    --------
Total Income (Loss) from
 Operations                        2.05         4.54       (4.37)       (0.94)       2.51       1.81        4.23       (4.30)
                               --------     --------    --------     --------    --------    -------     -------    --------
LESS DISTRIBUTIONS FROM:
 Net realized gains              --            --          (0.01)       --          (5.51)     --          --          (0.01)
                               --------     --------    --------     --------    --------    -------     -------    --------
Total Distributions              --            --          (0.01)       --          (5.51)     --          --          (0.01)
                               --------     --------    --------     --------    --------    -------     -------    --------
NET ASSET VALUE, END OF YEAR   $  15.50     $  13.45    $   8.91     $  13.29    $  14.23    $ 14.55     $ 12.74    $   8.51
                               --------     --------    --------     --------    --------    -------     -------    --------
                               --------     --------    --------     --------    --------    -------     -------    --------
TOTAL RETURN(2)                   15.2%        51.0%     (32.9)%       (6.6)%       14.1%      14.2%       49.7%     (33.6)%
NET ASSETS, END OF YEAR
 (000S)                        $327,973     $261,492    $151,393     $198,068    $178,307    $33,608     $40,560    $ 45,653
RATIOS TO AVERAGE NET
 ASSETS:
  Expenses                         1.21%(3)    1.29%       0.91%(3)     1.30%       1.39%      2.09%(4)    2.13%       1.87%(4)
  Net investment income
  (loss)                          (0.13)       (0.65)       0.20         0.15       (0.25)     (1.02)      (1.43)      (0.76)
PORTFOLIO TURNOVER RATE            130%         143%         84%          97%        123%       130%        143%         84%

                                CLASS B SHARES
                              ------------------
                                  YEAR ENDED
                                 DECEMBER 31,
                              ------------------
                                2001       2000
NET ASSET VALUE, BEGINNING
 OF YEAR                      $ 13.85    $  17.01
                              -------    --------
INCOME (LOSS) FROM
 OPERATIONS:
 Net investment income
  (loss)(1)                     (0.07)      (0.17)
 Net realized and unrealized
  gain (loss)                   (0.96)       2.52
                              -------    --------
Total Income (Loss) from
 Operations                     (1.03)       2.35
                              -------    --------
LESS DISTRIBUTIONS FROM:
 Net realized gains             --          (5.51)
                              -------    --------
Total Distributions             --          (5.51)
                              -------    --------
NET ASSET VALUE, END OF YEAR  $ 12.82    $  13.85
                              -------    --------
                              -------    --------
TOTAL RETURN(2)                (7.4)%       13.2%
NET ASSETS, END OF YEAR
 (000S)                       $77,964    $132,219
RATIOS TO AVERAGE NET
 ASSETS:
  Expenses                      2.14%       2.14%
  Net investment income
  (loss)                        (0.59)      (1.00)
PORTFOLIO TURNOVER RATE           97%        123%




                  -------------------------------------------




(1) Per share amounts have been calculated using the monthly average shares method.


(2) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.


(3) The investment manager voluntarily waived a portion of its fee for the year ended December 31, 2004. The actual annualized expense ratio did not change due to these waivers. The investment manager waived all or a portion of its fees for the year ended December 31, 2002. If such fees were not waived, the annualized expense ratio would have been 1.18%.


(4) The investment manager voluntarily waived a portion of its fee for the year ended December 31, 2004. The actual annualized expense ratio did not change due to these waivers. The investment manager waived all or a portion of its fees for the year ended December 31, 2002. If such fees were not waived, the annualized expense ratio would have been 2.14%.


(5) The investment manager voluntarily waived a portion of its fee for the year ended December 31, 2004. The actual annualized expense ratio did not change due to these waivers. The investment manager waived all or a portion of its fees for the year ended December 31, 2002. If such fees were not waived, the annualized expense ratio would have been 1.89%.


(6) The investment manager voluntarily waived a portion of its fee for the year ended December 31, 2004. The actual annualized expense ratio did not change due to these waivers. The investment manager waived all or a portion of its fees for the year ended December 31, 2002. If such fees were not waived, the annualized expense ratio would have been 1.01%.


(7) Effective April 29, 2004, Class 2 shares were renamed as Class C shares.


 'DD' Total Return is not annualized as it may not be representative of the total return for the year.


 'D'  Annualized.




                              STRATEGIC BOND FUND


                                           CLASS A SHARES                                    CLASS B SHARES
                           -------------------------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                           -------------------------------------------------------------------------------------------------
                             2004      2003      2002      2001      2000      2004      2003      2002      2001      2000
                           -------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR         $  9.66   $  8.97   $  8.85   $  9.13   $  9.81   $  9.67   $  8.98   $  8.87   $  9.14   $  9.81
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
INCOME (LOSS) FROM
 OPERATIONS:
 Net investment income        0.43*     0.45*     0.53*     0.76*     0.91*     0.36*     0.38*     0.47*     0.71*     0.84*
 Net realized and
  unrealized gain (loss)      0.13      0.69      0.31     (0.21)    (0.74)     0.14      0.69      0.30     (0.21)    (0.74)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Income from
 Operations                   0.56      1.14      0.84      0.55      0.17      0.50      1.07      0.77      0.50      0.10
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS FROM:
 Net investment income       (0.45)    (0.45)    (0.52)    (0.76)    (0.85)    (0.37)    (0.38)    (0.48)    (0.71)    (0.77)
 Capital                     --        --        (0.20)    (0.07)    (0.00)**   --       --        (0.18)    (0.06)    (0.00)**
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Distributions          (0.45)    (0.45)    (0.72)    (0.83)    (0.85)    (0.37)    (0.38)    (0.66)    (0.77)    (0.77)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END OF
 YEAR                      $  9.77   $  9.66   $  8.97   $  8.85   $  9.13   $  9.80   $  9.67   $  8.98   $  8.87   $  9.14
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
TOTAL RETURN(1)               5.9%     13.0%      9.9%      6.2%      1.8%      5.3%     12.2%      9.1%      5.6%      1.0%
NET ASSETS, END OF YEAR
 (000S)                    $60,739   $48,318   $29,385   $19,501   $15,871   $68,873   $87,794   $93,877   $68,781   $65,645
RATIOS TO AVERAGE NET
 ASSETS:
  Total expenses,
    including interest
    expense                  1.36%     1.36%     1.44%     1.40%     --        2.05%     2.07%     2.10%     2.06%     --
  Total expenses,
    excluding interest
    expense (operating
    expenses)                 1.36      1.36      1.44      1.38     1.24%      2.05      2.07      2.10      2.03     1.99%
  Net investment income       4.49      4.69      6.03      8.42      9.61      3.79      4.01      5.36      7.79      8.84
PORTFOLIO TURNOVER RATE        86%       78%       63%       73%       84%       86%       78%       63%       73%       84%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SaBAM and credits earned
 on custodian cash
 balances, expense ratios
 would have been:
  Expense ratio,
  including interest
  expense                      N/A       N/A       N/A     1.52%    --          N/A       N/A       N/A      2.09%      --
  Expense ratio,
  excluding interest
  expense (operating
  expenses)                    N/A       N/A       N/A     1.49      1.39%      N/A       N/A       N/A      2.06      2.13%


               --------------------------------------------------


(1) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.


(2) Effective April 29, 2004, Class 2 shares were renamed as Class C shares.


(3) For the period September 10, 2003 (inception date) to December 31, 2003.

 * Per share amounts have been calculated using the monthly average shares method.
 ** Amount represents less than $0.01 per share.



                    Salomon Brothers Investment Series - 104

                             SMALL CAP GROWTH FUND


                                                                                               CLASS Y
               CLASS C SHARES(7)                                CLASS O SHARES                  SHARES
-------------------------------------------------------------------------------------------------------
                                        YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------
 2004      2003      2002      2001      2000      2004     2003     2002     2001     2000    2004(2)
-------------------------------------------------------------------------------------------------------
$ 12.83   $  8.57   $ 12.86   $ 13.88   $ 17.04   $13.63   $ 9.01   $13.42   $14.34   $17.29   $ 13.99
-------   -------   -------   -------   -------   ------   ------   ------   ------   ------   -------
  (0.12)    (0.15)    (0.05)    (0.08)    (0.17)    0.02    (0.03)    0.03     0.05    (0.00)#    0.01
   1.95      4.41     (4.23)    (0.94)     2.52     2.09     4.65    (4.43)   (0.97)    2.56      1.51
-------   -------   -------   -------   -------   ------   ------   ------   ------   ------   -------
   1.83      4.26     (4.28)    (1.02)     2.35     2.11     4.62    (4.40)   (0.92)    2.56      1.52
-------   -------   -------   -------   -------   ------   ------   ------   ------   ------   -------
   --       --        (0.01)    --        (5.51)    --       --      (0.01)    --      (5.51)    --
-------   -------   -------   -------   -------   ------   ------   ------   ------   ------   -------
   --       --        (0.01)    --        (5.51)    --       --      (0.01)    --      (5.51)    --
-------   -------   -------   -------   -------   ------   ------   ------   ------   ------   -------
$ 14.66   $ 12.83   $  8.57   $ 12.86   $ 13.88   $15.74   $13.63   $ 9.01   $13.42   $14.34   $ 15.51
-------   -------   -------   -------   -------   ------   ------   ------   ------   ------   -------
-------   -------   -------   -------   -------   ------   ------   ------   ------   ------   -------
  14.3%     49.7%    (33.3)%    (7.4)%    13.2%    15.5%    51.3%   (32.8)%   (6.4)%   14.4%     10.9%'DD'
$59,196   $52,044   $32,369   $27,288   $16,468   $3,277   $  835   $  505   $  595   $  621   $58,197
  2.01%(5)  2.06%     1.61%(5)   2.07%    2.14%    0.95%(6) 1.09%    0.77%(6)  1.10%   1.17%     0.88%'D'
  (0.94)    (1.43)    (0.50)    (0.67)    (1.00)    0.15    (0.29)    0.30     0.37    (0.01)     0.38'D'
   130%      143%       84%        97%     123%     130%     143%      84%       97%    123%      130%


                  -------------------------------------------




(1) Per share amounts have been calculated using the monthly average shares method.


(2) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.


(3) The investment manager voluntarily waived a portion of its fee for the year ended December 31, 2004. The actual annualized expense ratio did not change due to these waivers. The investment manager waived all or a portion of its fees for the year ended December 31, 2002. If such fees were not waived, the annualized expense ratio would have been 1.18%.


(4) The investment manager voluntarily waived a portion of its fee for the year ended December 31, 2004. The actual annualized expense ratio did not change due to these waivers. The investment manager waived all or a portion of its fees for the year ended December 31, 2002. If such fees were not waived, the annualized expense ratio would have been 2.14%.


(5) The investment manager voluntarily waived a portion of its fee for the year ended December 31, 2004. The actual annualized expense ratio did not change due to these waivers. The investment manager waived all or a portion of its fees for the year ended December 31, 2002. If such fees were not waived, the annualized expense ratio would have been 1.89%.


(6) The investment manager voluntarily waived a portion of its fee for the year ended December 31, 2004. The actual annualized expense ratio did not change due to these waivers. The investment manager waived all or a portion of its fees for the year ended December 31, 2002. If such fees were not waived, the annualized expense ratio would have been 1.01%.


(7) Effective April 29, 2004, Class 2 shares were renamed as Class C shares.


 'DD' Total Return is not annualized as it may not be representative of the total return for the year.


 'D'  Annualized.





                              STRATEGIC BOND FUND


               CLASS C SHARES(2)                                  CLASS O SHARES                      CLASS Y SHARES
---------------------------------------------------------------------------------------------------------------------
                                               YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------
   2004     2003      2002      2001      2000      2004      2003      2002      2001      2000      2004     2003(3)
---------------------------------------------------------------------------------------------------------------------
$  9.74   $  9.05   $  8.93   $  9.19   $  9.84   $  9.61   $  8.93   $  8.84   $  9.12   $  9.80   $  9.59   $  9.36
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
   0.39*     0.40*     0.49*     0.73*     0.87*     0.45*     0.46*     0.56*     0.80*     0.94*     0.43*     0.13*
   0.14      0.70      0.32     (0.20)    (0.75)     0.14      0.69      0.29     (0.21)    (0.74)     0.12      0.23
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
   0.53      1.10      0.81      0.53      0.12      0.59      1.15      0.85      0.59      0.20      0.55      0.36
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  (0.40)    (0.41)    (0.50)    (0.73)    (0.77)    (0.47)    (0.47)    (0.55)    (0.80)    (0.88)    (0.44)    (0.13)
   --       --        (0.19)    (0.06)    (0.00)**   --       --        (0.21)    (0.07)    (0.00)**   --       --
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  (0.40)    (0.41)    (0.69)    (0.79)    (0.77)    (0.47)    (0.47)    (0.76)    (0.87)    (0.88)    (0.44)    (0.13)
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
$  9.87   $  9.74   $  9.05   $  8.93   $  9.19   $  9.73   $  9.61   $  8.93   $  8.84   $  9.12   $  9.70   $  9.59
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
   5.6%     12.4%      9.5%      5.9%      1.2%      6.3%     13.2%     10.1%      6.7%      2.1%      6.0%      3.9%'DD'
$60,061   $60,747   $53,358   $30,438   $20,152   $   360   $   674   $   532   $   679   $   569   $   240   $     6
  1.80%     1.82%     1.87%     1.79%     --        1.11%     1.11%     1.23%     1.04%     --        1.25%     1.08%
   1.80      1.82      1.87      1.77     1.74%      1.11      1.11      1.23      1.01     0.99%      1.25     1.08'D'
   4.04      4.23      5.48      7.97      9.11      4.70      4.97      6.27      8.82      9.85      4.55     4.55'D'
    86%       78%       63%       73%       84%       86%       78%       63%       73%       84%       86%       78%
    N/A       N/A       N/A      1.83%    --          N/A       N/A       N/A      1.05%    --          N/A       N/A
    N/A       N/A       N/A      1.80      1.89%      N/A       N/A       N/A      1.02      1.14%      N/A       N/A


               --------------------------------------------------


(1) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.


(2) Effective April 29, 2004, Class 2 shares were renamed as Class C shares.


(3) For the period September 10, 2003 (inception date) to December 31, 2003.

 *    Per share amounts have been calculated using the monthly average shares method.
 **   Amount represents less than $0.01 per share.
 'DD' Total Return is not annualized as it may not be representative of the total return for the year.
 'D'  Annualized.


                    Salomon Brothers Investment Series - 105

                    SHORT/INTERMEDIATE U.S. GOVERNMENT FUND


                                            CLASS A SHARES                                      CLASS B SHARES
                           -----------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                           -----------------------------------------------------------------------------------------------------
                             2004       2003      2002       2001     2000       2004       2003      2002      2001      2000
                           -----------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR          $  10.35   $  10.48   $ 10.14   $  9.91   $  9.84   $  10.39   $  10.52   $ 10.18   $  9.95   $  9.85
                           --------   --------   -------   -------   -------   --------   --------   -------   -------   -------
INCOME (LOSS) FROM
OPERATIONS:
  Net investment income        0.35*      0.27*     0.36*     0.51*     0.69*      0.31*      0.20*     0.28*     0.49*     0.62*
  Net realized and
   unrealized gain (loss)     (0.10)     (0.10)     0.49      0.37      0.06      (0.11)     (0.11)     0.49      0.32      0.07
                           --------   --------   -------   -------   -------   --------   --------   -------   -------   -------
Total Income From
Operations                     0.25       0.17      0.85      0.88      0.75       0.20       0.09      0.77      0.81      0.69
                           --------   --------   -------   -------   -------   --------   --------   -------   -------   -------
LESS DISTRIBUTIONS FROM:
  Net investment income       (0.38)     (0.30)    (0.41)    (0.56)    (0.68)     (0.33)     (0.22)    (0.34)    (0.49)    (0.59)
  Net realized gains          --         --        (0.00)**   (0.09)   --         --         --        (0.00)**  (0.09)    --
  Capital                     --         --        (0.09)    --        --         --         --        (0.09)    --        --
                           --------   --------   -------   -------   -------   --------   --------   -------   -------   -------
Total Distributions           (0.38)     (0.30)    (0.51)    (0.65)    (0.68)     (0.33)     (0.22)    (0.43)    (0.58)    (0.59)
                           --------   --------   -------   -------   -------   --------   --------   -------   -------   -------
NET ASSET VALUE, END OF
YEAR                       $  10.22   $  10.35   $ 10.48   $ 10.14   $  9.91   $  10.26   $  10.39   $ 10.52   $ 10.18   $  9.95
                           --------   --------   -------   -------   -------   --------   --------   -------   -------   -------
TOTAL RETURN(1)                2.5%       1.6%      8.6%      9.1%      7.9%       2.0%       0.9%      7.8%      8.3%      7.2%
NET ASSETS, END OF YEAR
(000S)                     $ 44,856   $ 49,222   $52,165   $17,378   $ 7,773   $ 31,886   $ 42,442   $46,100   $22,031   $14,832

RATIOS TO AVERAGE NET
ASSETS:
  Total expenses,
  including interest
  expense                      0.80%      0.80%     0.80%     1.07%     0.96%      1.28%      1.55%     1.56%     1.86%     1.73%
  Total expenses,
   excluding interest
   expense (operating
   expenses)(2),(3)            0.80       0.80      0.80      0.85      0.84       1.28       1.55      1.55      1.60      1.60
  Net investment income        3.50       2.60      3.43      5.28      6.99       3.03       1.87      2.71      4.91      6.34
PORTFOLIO TURNOVER RATE          83%        86%       14%      176%       51%        83%        86%       14%      176%       51%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SaBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
  Net investment income    $   0.32   $   0.24*  $  0.31*  $  0.45*  $  0.62*  $   0.27   $   0.15*  $  0.23*  $  0.45*  $  0.55*
  Expense ratio,
  including interest
  expense                      1.18%      1.14%     1.30%     1.69%    --          1.68%      1.94%     2.04%     2.31%    --
  Expense ratio,
   excluding interest
   expense (operating
   expenses)                   1.18       1.14      1.30      1.47      1.60%      1.68       1.94      2.04      2.06      2.37%


                  -------------------------------------------


(1) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.


(2) As a result of voluntary expense limitation, expense ratios of Class A Shares, excluding interest expense, will not exceed 0.80% and expense ratios of Class C Shares, excluding interest expense, will not exceed 1.30%.


(3) As a result of voluntary expense limitation, expense ratios of Class B Shares, excluding interest expense, will not exceed 1.55% for January 1 through May 31, 2004 and 1.05% from June 1 through December 31, 2004. As s result of voluntary expense limitation, expense ratios of Class O Shares, excluding interest expense, will not exceed 0.55%.


(4) Effective April 29, 2004, Class 2 shares were renamed as Class C shares.

  * Per share amounts have been calculated using the monthly average shares method.
 ** Amount represents less than $0.01 per share.



                    Salomon Brothers Investment Series - 106

                    SHORT/INTERMEDIATE U.S. GOVERNMENT FUND



                CLASS C SHARES(4)                                  CLASS O SHARES
-------------------------------------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------
  2004       2003      2002      2001      2000      2004     2003      2002     2001      2000
-------------------------------------------------------------------------------------------------
$  10.46   $  10.59   $ 10.24   $  9.98   $  9.86   $10.38   $ 10.51   $10.16   $  9.94   $  9.85
--------   --------   -------   -------   -------   ------   -------   ------   -------   -------
   0.31*      0.22*     0.31*     0.48*     0.65*    0.38*     0.29*    0.38*     0.57*     0.72*
   (0.10)     (0.10)     0.50      0.37      0.06    (0.10)    (0.10)    0.51      0.33      0.08
--------   --------   -------   -------   -------   ------   -------   ------   -------   -------
    0.21       0.12      0.81      0.85      0.71     0.28      0.19     0.89      0.90      0.80
--------   --------   -------   -------   -------   ------   -------   ------   -------   -------
   (0.34)     (0.25)    (0.37)    (0.50)    (0.59)   (0.41)    (0.32)   (0.43)    (0.59)    (0.71)
   --         --        (0.00)**  (0.09)    --        --       --       (0.00)**  (0.09)   --
   --         --        (0.09)    --        --        --       --       (0.11)    --        --
--------   --------   -------   -------   -------   ------   -------   ------   -------   -------
   (0.34)     (0.25)    (0.46)    (0.59)    (0.59)   (0.41)    (0.32)   (0.54)    (0.68)    (0.71)
--------   --------   -------   -------   -------   ------   -------   ------   -------   -------
$  10.33   $  10.46   $ 10.59   $ 10.24   $  9.98   $10.25   $ 10.38   $10.51   $ 10.16   $  9.94
--------   --------   -------   -------   -------   ------   -------   ------   -------   -------
    2.0%       1.1%      8.1%      8.7%      7.4%     2.8%      1.9%     9.0%      9.3%      8.5%
$ 44,738   $ 44,715   $42,025   $15,546   $ 4,193   $1,179   $ 1,257   $2,914   $ 1,016   $   445

    1.30%      1.30%     1.31%     1.55%     1.48%    0.55%     0.55%    0.56%     0.84%     0.72%
    1.30       1.30      1.30      1.35      1.35     0.55      0.55     0.55      0.60      0.60
    3.00       2.08      2.98      4.67      6.61     3.75      2.80     3.68      5.71      7.37
      83%        86%       14%      176%       51%      83%       86%      14%      176%       51%
$   0.27   $   0.18*  $  0.27*  $  0.43*  $  0.58*  $ 0.34   $  0.26*  $ 0.34*  $  0.52*  $  0.65*
    1.65*      1.65%     1.74%     2.00%    --        1.03%     0.87%    0.96%     1.30%    --
    1.65       1.65      1.74      1.80      2.12%    1.03      0.87     0.96      1.06      1.36%



                  -------------------------------------------



(1) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.


(2) As a result of voluntary expense limitation, expense ratios of Class A Shares, excluding interest expense, will not exceed 0.80% and expense ratios of Class C Shares, excluding interest expense, will not exceed 1.30%.


(3) As a result of voluntary expense limitation, expense ratios of Class B Shares, excluding interest expense, will not exceed 1.55% for January 1 through May 31, 2004 and 1.05% from June 1 through December 31, 2004. As s result of voluntary expense limitation, expense ratios of Class O Shares, excluding interest expense, will not exceed 0.55%.


(4) Effective April 29, 2004, Class 2 shares were renamed as Class C shares.


  * Per share amounts have been calculated using the monthly average shares method.


 ** Amount represents less than $0.01 per share.


                    Salomon Brothers Investment Series - 107

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

            SUPPLEMENT TO SALOMON BROTHERS MUTUAL FUNDS APPLICATION
                                (RETAIL AND IRA)
IN ADDITION TO PRIMARY APPLICATION, ALL FIELDS BELOW MUST BE COMPLETED FOR EACH
                                     OWNER



IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT:



THE USA PATRIOT ACT: To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.



WHAT THIS MEANS FOR YOU: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. This information will be verified to ensure the identity of all individuals opening a mutual fund account. If you do not provide us with this information, we will not be able to open the account. If we are unable to verify your identity, we reserve the right to close your account or take other steps that we may deem advisable.



1A.) ACCOUNT REGISTRATION



  To be used for the following types of accounts:
     -- Individual/Joint
     -- Uniform Gifts/Transfers to Minors
     -- Corporate/Partnerships/Trusts
     -- Foreign Accounts
     (For corporate/partnership/trust accounts and foreign accounts, refer to reverse for a listing of documents required to establish account)



OWNER 1                Name of Owner or Authorized Signer ______________________
                  Address (P.O. Boxes must be accompanied ______________________
                                     by a street address)
                                    City, State, Zip Code ______________________
                                            Date of Birth ______________________
         Social Security Number/Tax Identification Number ______________________

OWNER 2                Name of Owner or Authorized Signer ______________________
                  Address (P.O. Boxes must be accompanied ______________________
                                     by a street address)
                                    City, State, Zip Code ______________________
                                            Date of Birth ______________________
         Social Security Number/Tax Identification Number ______________________

OWNER 3                Name of Owner or Authorized Signer ______________________
                  Address (P.O. Boxes must be accompanied ______________________
                                     by a street address)
                                    City, State, Zip Code ______________________
                                            Date of Birth ______________________
         Social Security Number/Tax Identification Number ______________________

CORPORATE ACCOUNTS:


A certified copy of the Corporate Resolution with the corporate seal affixed to the document. Certification must be dated within 6 months of our receipt. It must state that the document is a true and complete copy of the original, that the resolution is in full force and effect and that it has not been revoked. The certification must be signed by the secretary of the corporation or by another officer who has not signed the letter of instruction. Please note that an original Medallion Signature Guarantee that is affixed to the document will serve as certification.



PARTNERSHIP ACCOUNTS:


A certified copy of the Partnership Agreement outlining the rules and regulations of a business set up as a partnership. The Partnership Agreement must name the partners authorized to act on behalf of the business (to sell, buy, transfer or assign) and further state how many partners must act at any one time. This document must be certified by an acceptable bank or brokerage firm and should contain language which conveys it is a TRUE AND COMPLETE COPY and is in FULL FORCE AND EFFECT, the date, the name of the financial institution certifying the document, the signature and title of the person certifying on behalf of the financial institution and a signature or medallion guarantee by another officer of the financial institution. Be advised this document must be certified within 60 days prior to our receipt.



TRUST ACCOUNTS:


A CERTIFIED COPY OF THE TRUST AGREEMENT AND/OR AMENDMENT TO THE TRUST AGREEMENT naming the authorized trustee(s). This certification must be dated within 60 days of our receipt.



   Acceptable certification may be obtained from most domestic financial institutions, including domestic banks, domestic trust companies, municipal and government securities dealers and brokers, domestic credit unions, domestic savings associations, members of a domestic national securities exchange, domestic brokers and dealers, registered domestic securities associations, and domestic clearing agencies. CERTIFICATION SHOULD APPEAR ON THE DOCUMENT IN THE FOLLOWING FORMAT:



   'THIS DOCUMENT IS A TRUE AND COMPLETE COPY OF THE ORIGINAL AND IS IN FULL FORCE AND EFFECT.'



       NAME OF BANK OR BROKERAGE FIRM

       BY: ________________________ AUTHORIZED SIGNATURE _______________________

       DATE: ___________________



FOREIGN ACCOUNTS:


Copies of appropriate identification information must be included with the account application in order for the accounts to be established. For identification information, the foreign customer may provide copies of a government issued document that includes a government issued identification number and the country of issuance, such as a Passport, an alien identification card or other government issued document evidencing nationality or residence that bears a photograph.

    Salomon Brothers Investment Series

ACCOUNT APPLICATION                 Please Note: A separate application must
                                                 be used to open an IRA account.
--------------------------------------------------------------------------------

 1. TYPE OF ACCOUNT (Please print)  (Account will not be opened without Taxpayer
                                    I.D. No. or Social Security No.)

[ ] INDIVIDUAL          [ ] JOINT       Social Security No. or Taxpayer I.D. No.

Name
     ------------------------------     ----------------------------------------

Joint Registrant (if any)1,2            Social Security No. or Taxpayer I.D. No.

Name
     ------------------------------     ----------------------------------------

1 Use only the Social Security Number or Taxpayer Indentification Number of the first listed joint tenant.

2 For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.
--------------------------------------------------------------------------------

[ ] UNIFORM GIFT TO MINORS OR   [ ] UNIFORM TRANSFER TO MINORS (where allowed by
                                    law)

Name of Adult Custodian (only one permitted)

Name
     -------------------------------------------

Minor's Date of Birth ______________________

Name of Minor (only one permitted)                   Minor's Social Security No.
                                                     --------------------------
Name
     ----------------------------------------
                                     (Account will not be opened without
                                      minor's Social Security No.)
 under the                            Uniform Gifts/Transfer to Minors Act.
           ---------------------------
           State of Residence of Minor
--------------------------------------------------------------------------------

[ ] CORPORATION                    [ ] PARTNERSHIP                  Social Security No. or Taxpayer I.D. No.

[ ] TRUST*                         [ ] OTHER                                              -- - - - - - - - -


                                  (Account will not be opened without Taxpayer I.D. No. or Social Security No.)

                                           -------------------------------------------------------------------

Name of Corporation, Partnership, or Other

------------------------------------------

______________________________________________________________________________

Name(s) of Trustee(s)
                     _________________________________________________________

* If a Trust, include date of trust instrument and list trustees
  if they are to be named in the registration.      Date of the Trust Agreement

                                                    ---------------------------

-------------------------------------------------------------------------------

 2. MAILING ADDRESS

Street or P.O. Box
                  ------------------------------------------------------------

City                                    State                    Zip
    -----------------------------------      -------------------    ----------

Business Telephone                           Home Telephone
                  --------------------------                ------------------

--------------------------------------------------------------------------------

 3. INVESTMENT INFORMATION

METHOD OF INVESTMENT

[ ] I have enclosed a check for the minimum of $250 per Fund ($50 for UGMA accounts).

[ ] I have enclosed a check for the minimum of $25 per Fund and completed the Automatic Investment Plan information in Section 10.

[ ] I purchased ___ shares of ____ through my broker on ___/___/___.
    Confirm #____

PLEASE MAKE MY INVESTMENT IN THE FUNDS DESIGNATED BELOW:





CLASS A  CLASS B  CLASS C  CLASS Y      SALOMON BROTHERS INVESTMENT SERIES              INVESTMENT
---------------------------------------------------------------------------------------------------------
-------  -------  -------  -------      All Cap Value Fund                        $______________________

-------  -------  -------  -------      Balanced Fund                             $______________________

-------  -------  -------    N/A        California Tax Free Bond Fund             $______________________

-------  -------  -------  -------      Capital Fund                              $______________________

-------  -------  -------    N/A        Cash Management Fund                      $______________________

-------  -------  -------  -------      High Yield Bond Fund                      $______________________

-------  -------  -------  -------      Investors Value Fund                      $______________________

-------  -------  -------    N/A        Large Cap Growth Fund                     $______________________

-------  -------  -------    N/A        Mid Cap Fund                              $______________________

-------  -------  -------    N/A        National Tax Free Bond Fund               $______________________

-------  -------  -------    N/A        New York Municipal Money Market Fund      $______________________

-------  -------  -------    N/A        New York Tax Free Bond Fund               $______________________

-------  -------  -------    N/A        Short/Intermediate U.S. Government Fund   $______________________

-------  -------  -------  -------      Small Cap Growth Fund                     $______________________

-------  -------  -------  -------      Strategic Bond Fund                       $______________________

                                                         TOTAL INVESTMENT AMOUNT  $______________________


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 4. REDUCED SALES CHARGE (Available for CLASS A Shares Only)


[ ] RIGHT OF ACCUMULATION -- If you, your spouse or your childen under the age of 21 currently own shares of Salomon Brothers funds and Salomon Brothers shares of SB funds offered with a sales charge, the current value of those shares may be included in determining whether you are entitled to a breakpoint in the sales charge on your future purchases. Please fill in the information below. (Please check with your Financial Consultant to see what shares and accounts may be included, and what documentation may be required)


Fund                                          Account No. or Social Security No.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


[ ] LETTER OF INTENT -- If you wish to enter into a Letter of Intent, which lets you take advangage of breakpoints by purchasing shares over a 13-month period, you must complete the separate Letter of Intent application.

--------------------------------------------------------------------------------

 5. DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS

Dividends and capital gains will be reinvested in the same Fund if no other option is selected.

DIVIDENDS                                                CAPITAL GAINS
[ ] I wish to reinvest dividends in the same Fund.       [ ] I wish to reinvest capital gains in the same
                                                             Fund.
[ ] I wish to have dividends paid in cash.               [ ] I wish to have capital gains paid in cash.

The AUTOMATIC DIVIDEND DIVERSIFICATION PROGRAM allows an investor to have dividends and any other distributions from a Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

[ ] Please reinvest dividends and capital gains from the __ Fund to the __ Fund.

OPTIONAL FEATURES
--------------------------------------------------------------------------------

 6. AUTOMATIC WITHDRAWAL PLAN

I would like to establish an Automatic Withdrawal in the amount of $_____ to be executed on the __ day of the month (or the next business day if the selected day falls on a weekend or holiday).

[ ] Monthly         [ ] Quarterly       [ ] Startup Month/Year:________________

Automatic Withdrawals will be made on or near the 10th day of the month if no Date is selected.

A minimum account value of $10,000 in a single account is required to establish a monthly withdrawal plan. For quarterly plans a minimum of $5,000 in a single account is required.

For the Investors Value Fund and the Capital Fund, shareholders are required to have a minimum value of $7,500 in a single account. A shareholder can arrange for automatic distributions to be made monthly or quarterly for amounts not less than $25 from each Fund.

Please mail checks to:                                  Wire transfers to:
[ ] Address of Record (named in Section 2)              [ ] Bank of Record (named in Section 10)

Name
     -------------------------------------------------------------------------
Address
        ----------------------------------------------------------------------
City                                    State                    Zip
    -----------------------------------      -------------------    ----------

--------------------------------------------------------------------------------




 7. TELEPHONE REDEMPTION PRIVILEGE

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current Prospectus. Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 10 is completed for redemption by wire of $500 or more.

[ ] I DO NOT want the Telephone Redemption Privilege.
--------------------------------------------------------------------------------

 8. SYSTEMATIC EXCHANGE PLAN

I would like to exchange shares in my ______________ Fund account, for which no certificates have been issued, to:

$ ____________ into the _______________________________ Fund, Account # ________
  $25 Minimum
$ ____________ into the _______________________________ Fund, Account # ________
  $25 Minimum
$ ____________ into the _______________________________ Fund, Account # ________
  $25 Minimum

The exchange will occur on or about the 15th of each month, beginning in the month of_______

--------------------------------------------------------------------------------

 9. TELEPHONE EXCHANGE PRIVILEGE

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Funds' current prospectus.

[ ] I DO NOT want the Telephone Exchange Privilege.

--------------------------------------------------------------------------------

 10. AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan, which is available to shareholders of the Salomon Brothers Investment Series Funds, makes possible regular monthly purchases of Fund shares to allow dollar-cost averaging. The Funds' transfer agent can arrange for an amount of money selected by you ($25 minimum) to be deducted from your checking account and used to purchase shares of a specified Salomon Brothers Investment Series Fund.

Please withdraw $______________ from my checking account (named in Section 11) on the _______ day of the month for investment:

[ ] Monthly              [ ] Every alternate month       [ ] Other

[ ] Quarterly            [ ] Semianually

No more than one investment will be processed per month.

$ ____________ into the ________________________________________________Fund
   $25 Minimum

$ ____________ into the ________________________________________________Fund
   $25 Minimum

$ ____________ into the ________________________________________________Fund
   $25 Minimum

If you are applying for the Telephone Redemption Privilege or Automatic Investment Plan, please attach your voided check on top of our sample below.

    JOHN DOE                                             000
    123 Main Street
    Anywhere, USA 12345

    ____________________________________________ $

   -----------------------------------------------------------

   --------------------------------   ------------------------

-------------------------------------------------------------------------------
 11. BANK OF RECORD

Please attach a voided check in the space provided in Section 10.

Bank Name
          --------------------------------------------------------------------
Address
        ----------------------------------------------------------------------
City                                    State                    Zip
    -----------------------------------      -------------------    ----------

Bank ABA No.
            ------------------------------------------------------------------

Bank Account No.
                --------------------------------------------------------------

Account Name
             -----------------------------------------------------------------

SIGNATURE AND DEALER INFORMATION
--------------------------------------------------------------------------------

 12. SIGNATURE AND TAXPAYER CERTIFICATION

The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Application, and have received a current Prospectus for the Salomon Brothers Investment Series Fund (s) in which I (we) am (are) investing. THE UNDERSIGNED ACKNOWLEDGES THAT THE TELEPHONE EXCHANGE PRIVILEGE IS AUTOMATIC AND THAT I
(WE) MAY BEAR THE RISK OF LOSS IN THE EVENT OF FRAUDULENT USE OF THE PRIVILEGE. If I (we) do not want the Telephone Exchange Privilege, I (we) have so indicated on this Application.

UNDER THE INTEREST AND DIVIDEND TAX COMPLIANCE ACT OF 1983, THE FUND IS REQUIRED TO HAVE THE FOLLOWING CERTIFICATION:

UNDER THE PENALTY OF PERJURY, I CERTIFY THAT:

(1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME), AND

(2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP WITHHOLDING; OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS OR; (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.

(3) I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

CERTIFICATION INSTRUCTIONS -- YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING OF INTEREST OR DIVIDENDS ON YOUR TAX RETURN. FOR REAL ESTATE TRANSACTIONS, ITEM (2) DOES NOT APPLY. FOR MORTGAGE INTEREST PAID, THE ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CONTRIBUTIONS TO AN INDIVIDUAL RETIREMENT ACCOUNT (IRA), AND GENERALLY PAYMENTS OTHER THAN INTEREST AND DIVIDENDS, YOU ARE NOT REQUIRED TO SIGN THE CERTIFICATION, BUT YOU MUST PROVIDE YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER.

[ ] Exempt from Backup Withholding (i.e., exempt entity as described in Application Instructions)

[ ] Nonresident alien [form W-8 attached]   Country of Citizenship
                                                                   ------------

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

Authorized signature _____________________ Title ________________ Date _________

Authorized signature _____________________ Title ________________ Date _________

--------------------------------------------------------------------------------

 13. FOR DEALER USE ONLY (Please print)

We hereby authorize Citigroup Global Markets Inc. to act as our agent in connection with transactions authorized by the Application and agree to notify Citigroup Global Markets Inc. of any purchases made under a Letter of Intent or Right of Accumulation. If this Application includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.

Dealer's Name
              ----------------------------------------------------------------
Main Office Address
                   -----------------------------------------------------------
Dealer Number                Branch #                     Rep #
             ---------------         ---------------------      --------------
Representative's Name
                     ---------------------------------------------------------

Branch Address                                   Telephone No.
              ----------------------------------              ----------------

Authorized Signature of Dealer _______________________  Title ----------------

If desired, I elect to have third party statements sent to the following address:
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

--------------------------------------------------------------------------------
CUSTOMER SERVICE

For customer service, including account information, transfers and Fund prices, you may call
                                 1-800-446-1013
             between 9:00 a.m. and 5:00 p.m. Eastern Standard Time.



--------------------------------------------------------------------------------
MAILING INSTRUCTIONS

Mail your completed account application and    OR     (for overnight and express mail delivery)
check made payable to Salomon Brothers
Funds to:
SALOMON BROTHERS INVESTMENT SERIES                    SALOMON BROTHERS INVESTMENT SERIES
C/O PFPC                                              C/O PFPC
P.O. BOX 9764                                         101 SABIN STREET
PROVIDENCE, RI 02940 - 9764                           PAWTUCKET, RI 02860

                                                       SBPROAPP 5/00

                                       CHECKWRITING PRIVILEGE
                                           SIGNATURE CARD
                                          SALOMON BROTHERS
                                        CASH MANAGEMENT FUND
                                NEW YORK MUNICIPAL MONEY MARKET FUND
                                              PNC Bank


ACCOUNT NUMBER
--------------------------------------------------------------------------
ACCOUNT NAME(S) AS REGISTERED

--------------------------------------------------------------------------
AUTHORIZED SIGNATURE(S)  --  Individuals must sign as their names appear in account registration

1 ______________________________________________________________________________

2 ______________________________________________________________________________

3 ______________________________________________________________________________

4 ______________________________________________________________________________

[ ] Check if all signatures are required

[ ] Check if only one signature is required             Date ___________________

[ ] Check if combination of signatures is required and specify number and/or individual(s)

                      SUBJECT TO CONDITION ON REVERSE SIDE

  THE PAYMENT OF FUNDS IS AUTHORIZED BY THE SIGNATURE(S) APPEARING ON REVERSE SIDE.


  By executing this signature card, I (we) hereby authorize PNC Bank ('Bank') to honor checks drawn by me (us) on my (our) Account in the Investment Company ('Fund') indicated on the reverse side of this form with payment therefore to be made by redeeming sufficient full and fractional shares in that Account without a signature guarantee.


  If this card is signed by more than one person, all checks will require only one of the signatures appearing on the reverse side if the option of 'only one signature is required' has been selected.

  Checks may not be written for amounts less than $500 or such other minimum or maximum as may from time to time be established by the Fund. Shares for which certificates have been issued may not be redeemed by check. No redemption of shares purchased by check will be permitted pursuant to this Check Redemption Service until the check has cleared which may take up to 15 days. The Bank reserves the right to dishonor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

  Neither the Bank nor the Fund shall incur any liability for honoring my (our) redemption checks, or for effecting redemptions pursuant to the Check Redemption Service or for returning checks which have not been honored. The Bank and the Fund shall be liable only for their own negligence.

  I (we) understand and agree that this Check Redemption Service is in all respects subject to the procedures, rules and regulations of the Bank governing checking accounts, and also to the terms and conditions in the Fund's current Prospectus and Statement of Additional Information, and that the Bank and the Fund reserve the right to change, modify or terminate the Service at any time upon written notification mailed to my (our) address of record.

ADDITIONAL INFORMATION ABOUT THE FUNDS

SHAREHOLDER REPORTS
Annual and Semi-annual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each funds' performance during its last fiscal period.

STATEMENT OF ADDITIONAL INFORMATION
The Statement of Additional Information provides more detailed information about each fund. It is incorporated by reference into (is legally a part of) this combined prospectus. The funds send only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

HOW TO OBTAIN ADDITIONAL INFORMATION
You can make inquiries about a fund or obtain shareholder reports or the Statement of Additional Information (without charge) by contacting the transfer agent at 1-800-446-1013, calling Salomon Brothers Asset Management at 1-800-SALOMON, writing the funds at 125 Broad Street, New York, NY 10004, visiting the funds' Internet website at www.citigroupam.com (except for the Money Market funds which do not have an Internet website) or calling your Financial Consultant.


You can also review the funds' shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. You can also obtain the same reports and information free from the EDGAR Database on the Commissioni's web site at http:/www.sec.gov.

If someone makes a statement about the funds that is not in this prospectus, you should not reply upon that information. Neither the funds nor the distributor is offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

(Investment Company Act file no. 811-06087, 811-02667, 811-14025, 811-5034)


125 Broad Street                        [SALOMON BROTHERS ASSET MANAGEMENT LOGO]
New York, New York 10004


SAM2095  4/05  126562

www.citigroupam.com


                            STATEMENT OF DIFFERENCES
                            ------------------------
The dagger symbol shall be expressed as............................... 'D'
The double dagger symbol shall be expressed as........................ 'DD'
The Greek letter Delta shall be expressed as.......................... [Del]

                                               File under Rule 497(c)
                                               File Nos. 33-05819 and 811-05034


                                 April 29, 2005

                      STATEMENT OF ADDITIONAL INFORMATION

                       SALOMON BROTHERS INVESTMENT SERIES

                                125 BROAD STREET
                            NEW YORK, NEW YORK 10004
                                 (800) SALOMON
                                 (800) 725-6666

Salomon Brothers Investment Series consists of (i) Salomon Brothers All Cap Value Fund ('All Cap Value Fund'), (ii) Salomon Brothers Balanced Fund ('Balanced Fund'), (iii) Salomon Brothers California Tax Free Bond Fund ('California Tax Free Bond Fund'), (iv) Salomon Brothers Capital Fund ('Capital Fund'), (v) Salomon Brothers Cash Management Fund ('Cash Management Fund'),
(vi) Salomon Brothers High Yield Bond Fund ('High Yield Bond Fund'),
(vii) Salomon Brothers Investors Value Fund ('Investors Value Fund'),
(viii) Salomon Brothers Large Cap Growth Fund ('Large Cap Growth Fund'),
(ix) Salomon Brothers Mid Cap Fund ('Mid Cap Fund'), (x) Salomon Brothers National Tax Free Bond Fund ('National Tax Free Bond Fund'), (xi) Salomon Brothers New York Municipal Money Market Fund ('New York Municipal Money Market Fund'), (xii) Salomon Brothers New York Tax Free Bond Fund ('New York Tax Free Bond Fund'), (xiii) Salomon Brothers Small Cap Growth Fund ('Small Cap Growth Fund'), (xiv) Salomon Brothers Strategic Bond Fund ('Strategic Bond Fund'), and
(xv) Salomon Brothers Short/Intermediate U.S. Government Fund ('U.S. Government Fund') (each, a 'Fund' and collectively, the 'Funds').

Each of the Capital Fund and Investors Value Fund is an open-end management investment company incorporated in Maryland. Each of the California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund is an investment portfolio of Salomon Funds Trust, an open-end management company organized as a Massachusetts business trust. Each of the other Funds is an investment portfolio of Salomon Brothers Series Funds Inc, an open-end management investment company incorporated in Maryland.


This Statement of Additional Information (the 'SAI') is not a prospectus and is only authorized for distribution when preceded or accompanied, as the case may be, by the current prospectus for the Funds, each dated April 29, 2005, each as supplemented from time to time (collectively, the 'Prospectus'). This SAI supplements and should be read in conjunction with the Prospectus. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders (the 'Reports'). The Prospectus and copies of the Reports may be obtained without charge by writing the Funds at the address, or by calling the toll-free telephone numbers, listed above, or by visiting the Funds' website at www.citigroupam.com (except for the Money Market Funds which do not have a website).


                               TABLE OF CONTENTS


The Funds...................................................    2
Additional Information on Fund Investments and Investment
  Policies..................................................    2
Additional Investment Activities and Risk Factors...........   21
Investment Restrictions and Limitations.....................   61
Management..................................................   71
Directors and Officers......................................   71
Principal Holders of Securities.............................   86
Investment Manager..........................................   97
Portfolio Managers..........................................  115
Portfolio Transactions......................................  120
Disclosure of Portfolio Holdings............................  123
Net Asset Value.............................................  125
Additional Purchase Information.............................  128
Additional Redemption Information...........................  132
Additional Information Concerning Taxes.....................  133
Shareholder Services........................................  140
Account Services............................................  142
Capital Stock...............................................  142
Custodian and Transfer Agent................................  145
Independent Registered Public Accounting Firm...............  145
Counsel.....................................................  145
Financial Statements........................................  146
Additional Information Concerning California Municipal
  Obligations...............................................  A-1
Additional Information Concerning New York Municipal
  Obligations...............................................  B-1
Description of Ratings......................................  C-1
Proxy Voting Policies and Procedures........................  D-1

                                   THE FUNDS


Salomon Brothers Series Funds Inc is an open-end investment company that was incorporated in Maryland on April 17, 1990. Salomon Brothers Series Funds Inc is divided into ten separate investment portfolios: All Cap Value Fund, Balanced Fund, Cash Management Fund, High Yield Bond Fund, Large Cap Growth Fund, New York Municipal Money Market Fund, Small Cap Growth Fund, Strategic Bond Fund, U.S. Government Fund (the 'Series Funds') and the Salomon Brothers Institutional Money Market Fund. All of the Series Funds other than the New York Municipal Money Market Fund are diversified portfolios. Prior to September 16, 2002 the U.S. Government Fund was known as the Salomon Brothers U.S. Government Income Fund. Shares of the Salomon Brothers Institutional Money Market Fund are offered through a separate prospectus and statement of additional information.


Each of California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund is an investment portfolio of Salomon Funds Trust, an open-end investment company organized as a Massachusetts business trust on May 27, 1986. Mid Cap Fund is a diversified portfolio. Each of California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund is a non-diversified portfolio. Prior to September 6, 2002, California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund were known as Salomon Brothers California Tax Free Income Fund, Salomon Brothers National Tax Free Income Fund and Salomon Brothers New York Tax Free Income Fund, respectively.

Investors Value Fund is a diversified open-end management investment company incorporated in Maryland on April 2, 1958. Capital Fund is a non-diversified open-end management investment company incorporated in Maryland on August 23, 1976.

Salomon Brothers Series Funds Inc, Capital Fund and Investors Value Fund are referred to herein individually as a 'Company,' or collectively as the 'Companies.' Salomon Funds Trust is referred to herein as the 'Trust.'

Reference herein to a Fund's 'Board' means that Fund's Board of Directors, or, in the case of Mid Cap Fund, California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund, Board of Trustees.

Salomon Brothers Asset Management ('SaBAM' or the 'Investment Manager') is the investment manager of each Fund. SaBAM manages the investments of each Fund from day to day in accordance with the investment objectives and policies of that Fund. The selection of investments for each Fund and the way it is managed depend on the conditions and trends in the economy and the financial marketplaces. SaBAM also provides administrative services for certain Funds.

Shares of each Fund are sold continuously by Citigroup Global Markets Inc. ('CGM') (formerly Salomon Smith Barney Inc.), each Fund's distributor. Shares may be purchased from the Funds' distributor, or from certain broker-dealers, financial intermediaries or financial institutions that have entered into an agreement with the Funds' distributor, or the distributor's financial consultants.

                   ADDITIONAL INFORMATION ON FUND INVESTMENTS
                            AND INVESTMENT POLICIES

The Prospectus describes each Fund's investment objective and principal investment policies. The discussion below provides additional information about each Fund's investment policies and the types of securities and other instruments in which each Fund may invest in order to achieve its investment objective. Of course, there is no guarantee that a Fund will achieve its investment objective. Investors should also read the section entitled 'ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS' for a description of these and other investments and investment strategies that may be utilized by the Funds.

The investment objectives of Capital Fund, Investors Value Fund, New York Municipal Money Market Fund and Cash Management Fund are fundamental policies which may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the '1940 Act'). The investment objectives of each of the other Funds are non-fundamental, which means that they may be changed without shareholder approval.


The investment policies described below are generally non-fundamental policies, which means that they may be changed without shareholder approval. However, certain policies, called fundamental policies or restrictions, may be changed only with shareholder approval. The fundamental policies of each Fund are described under 'INVESTMENT RESTRICTIONS AND LIMITATIONS' in this SAI. Compliance with any policy or limitation for a Fund, other than limitations on borrowing, that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund's assets for any other reason.

The 80% investment policies for each of the California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund are fundamental policies and may not be changed without shareholder approval. Although the 80% investment policies for each of High Yield Bond Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Growth Fund and U.S. Government Fund may be changed without shareholder approval, each of these Funds has a policy requiring it to notify its shareholders at least 60 days prior to implementing a change to its 80% policy. For each Fund with an 80% policy, 'related investments' include synthetic instruments, such as derivatives, that have economic characteristics similar to the securities in which the Fund invests and may also include securities collateralizing a repurchase agreement.

For a discussion of the investment practices highlighted below in BOLD ITALICS and the risks associated with these investment practices, see the descriptions of investment practices, organized alphabetically by investment practice, in 'ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS.'

ALL CAP VALUE FUND

The All Cap Value Fund seeks to achieve its objective through investment in COMMON STOCKS and common stock equivalents, including PREFERRED STOCKS and CONVERTIBLE SECURITIES. The Fund also invests to a lesser extent in bonds and other DEBT OBLIGATIONS.

The Fund may invest up to 25% of its assets in FOREIGN SECURITIES. The Fund may also invest up to 10% of its assets in securities of other INVESTMENT COMPANIES, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index such as an ETF.

When SaBAM believes that a defensive investment posture is warranted or when opportunities for capital growth do not appear attractive, the Fund may temporarily invest all or a portion of its assets in short-term MONEY MARKET INSTRUMENTS, including REPURCHASE AGREEMENTS. The Fund is authorized to engage in BORROWINGS in an amount up to 10% of its total assets for temporary or emergency purposes. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective.

BALANCED FUND

The Balanced Fund seeks to achieve its objective through investment in a broad range of EQUITY and FIXED INCOME SECURITIES of both U.S. and FOREIGN ISSUERS. However, under normal market conditions at least 40% of the Fund's assets are allocated to equity securities.

Up to 20% of the Fund's net assets may be invested in non-convertible fixed income securities that are rated Ba or lower by Moody's Investors Services, Inc. ('Moody's') or BB or lower by Standard and Poors ('S&P') or Fitch, Inc. ('Fitch') or determined by SaBAM to be of comparable quality. These HIGH YIELD SECURITIES are commonly known as 'junk bonds.' There is no limit on the amount of the Fund's assets that can be invested in CONVERTIBLE SECURITIES rated below investment grade. Certain of the fixed income securities in which the Fund may invest may be DISTRESSED DEBT SECURITIES. In addition to corporate debt securities, the Fund may invest in U.S.

GOVERNMENT SECURITIES and MORTGAGE-BACKED SECURITIES, the types and characteristics of which are set forth below in the discussion under 'U.S. Government Fund' in this section of the SAI. The Fund may also purchase PRIVATELY ISSUED MORTGAGE SECURITIES which are not guaranteed by the U.S. government or its agencies or instrumentalities and corporate ASSET-BACKED SECURITIES.

Other fixed income securities in which the Fund may invest include ZERO COUPON BONDS, PIK BONDS and DEFERRED INTEREST BONDS.

The Fund may invest up to 20% (and generally expects to invest between 10% and 20%) of its total assets in FOREIGN SECURITIES, including DEPOSITORY RECEIPTS.

The Fund may invest in fixed and floating rate loans ('Loans') arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (See SOVEREIGN GOVERNMENT AND SUPRANATIONAL DEBT). The Fund may invest in such Loans in the form of LOAN PARTICIPATIONS AND ASSIGNMENTS of all or a portion of Loans from third parties.

The Fund may enter into REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, may purchase securities on a FIRM COMMITMENT basis, including WHEN-ISSUED SECURITIES, and may make LOANS OF PORTFOLIO SECURITIES. The Fund may also enter into MORTGAGE 'DOLLAR ROLLS.' The Fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

The Fund may invest up to 15% of the value of its assets in ILLIQUID SECURITIES, such as restricted securities and securities that are not readily marketable. The Fund may purchase RULE 144A SECURITIES, including such securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933 (the '1933 Act'). The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Fund is currently authorized to use all of the various investment strategies referred to as DERIVATIVES. With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund.

CALIFORNIA TAX FREE BOND FUND

The California Tax Free Bond Fund seeks its objective by investing in debt securities consisting primarily of obligations issued by state and municipal governments and by other qualifying issuers (MUNICIPAL OBLIGATIONS) that pay interest that is exempt from both California personal income taxes and federal income taxes, including the federal alternative minimum tax ('California municipal obligations'). As a fundamental policy, at least 80% of the Fund's assets will be invested in California municipal obligations under normal circumstances. California municipal obligations include municipal obligations of the State of California and its political subdivisions, Puerto Rico, other U.S. territories and their political subdivisions and other qualifying issuers.

Subject to the limitations set forth in the Prospectus, the Fund may invest up to 20% of its assets in municipal obligations subject to state and local taxes or the federal alternative minimum tax or in short-term debt securities such as
U. S. GOVERNMENT OBLIGATIONS, corporate obligations or COMMERCIAL PAPER that pay interest that is subject to state and local personal income taxes and federal income taxes, including the federal alternative minimum tax.

The Fund may purchase securities rated Baa by Moody's or BBB by S&P or Fitch and securities of comparable quality, which may have higher risk of nonpayment of principal and interest. See 'Description of Ratings' in Appendix C. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

The Fund may invest up to 10% of its net assets in ILLIQUID SECURITIES such as securities for which there is a limited trading market or which are RESTRICTED SECURITIES. The Fund may purchase RULE 144A securities, including such securities for which there is a secondary market of 'qualified institutional buyers,' as defined in Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities. The Fund may also invest in MUNICIPAL LEASE OBLIGATIONS. Participations in municipal lease obligations are deemed to be illiquid unless otherwise determined by the Fund's Board.

Certain of the obligations that the Fund may purchase may have a FLOATING OR VARIABLE RATE of interest.

The Fund may enter into REPURCHASE AGREEMENTS and REVERSE REPURCHASE AGREEMENTS, may purchase participation interests in MUNICIPAL OBLIGATIONS, futures contracts (see DERIVATIVES) and may purchase sell securities on a FIRM COMMITMENT BASIS, including WHEN-ISSUED SECURITIES, and make LOANS OF PORTFOLIO SECURITIES. The Fund may also engage in SHORT SALES of securities against the box if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also enter into STANDBY COMMITMENTS with respect to securities held in its portfolio. Such transactions entitle the Fund to 'put' its securities at an agreed upon price within a specified period of time prior to their maturity date. The Fund may also invest in other INVESTMENT COMPANIES.

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in taxable U.S. dollar-denominated high quality MONEY MARKET INSTRUMENTS and other short-term instruments. These investments may result in a lower yield than would be available from lower quality or longer term investments. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective.

California Tax Free Bond Fund intends to invest a high proportion of its assets in California municipal obligations. Maximization of total return and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations. Many complex political, social and economic forces influence California's economy and finances, which may in turn affect the State's financial plan. These forces may affect California unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control. Other issuers or municipal securities in which the Fund may invest from time to time are similarly subject to political, social and economic forces affecting those issuers.

California's economy has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California's economy slipped into a recession, which was concentrated in the State's high-tech sector and, geographically, in the San Francisco Bay Area. There is evidence that the economy may have since stabilized, with 136,300 jobs gained between July 2003 and June 2004, as compared with 341,200 jobs lost between March 2001 and July 2003.

While the state's Constitution requires a balanced budget, the State is experiencing a structural deficit in its budget. It has projected that, under current spending and revenue policies, there is an imbalance of $6.7 billion in the projected 2005-06 budget. While this gap will be helped by a carry-over balance and various limited-term solutions enacted in the 2004-05 budget, these policies will not be available in subsequent years to address the State's large and persistent ongoing structural budget shortfall. Absent corrective actions, the State projects a shortfall of nearly $10 billion in 2006-07 under current-law spending and revenue policies.

For further information concerning the economy of California, see Appendix A to this SAI. The summary set forth above and in Appendix A is included for the purpose of providing a general description of the State of California credit and financial conditions, is based on information from statements of issuers of California municipal obligations, and does not purport to be complete. The Fund is not responsible for the accuracy or timeliness of this information.

CAPITAL FUND

The Capital Fund invests primarily in EQUITY SECURITIES of U.S. companies. These companies may range in size from established large capitalization companies to medium sized companies. However, the Fund may also invest in SMALLER MARKET CAPITALIZATION COMPANIES at the beginning of their life cycles. The Investment Manager evaluates companies of all sizes but emphasizes those with both market capitalizations and market float above $1 billion. The Fund will not concentrate its investments in any particular industry.

The Fund may invest up to 20% of its assets in non-convertible securities rated below investment grade. These HIGH YIELD SECURITIES are commonly known as 'junk bonds.' There is no limit on the amount of the Fund's assets that can be invested in CONVERTIBLE SECURITIES rated below investment grade. The Fund may also invest up to 10% of its assets in DISTRESSED DEBT SECURITIES that are in default or that are subject to bankruptcy proceedings.

To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Fund generally holds a portion of its assets in short-term FIXED INCOME SECURITIES (U.S. GOVERNMENT OBLIGATIONS or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include REPURCHASE AGREEMENTS with banks or brokers-dealers.

When management deems it appropriate, for temporary defensive purposes, the Fund may also invest without limitation in investment grade fixed-income securities or hold assets in cash or cash equivalents. Investment grade debt securities are debt securities rated BBB or better by S&P or Baa or better by Moody's, or if rated by other rating agencies or if unrated, securities deemed by SaBAM to be of comparable quality. See 'Appendix C -- Description of Ratings.' To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective. Investments in such investment grade fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds traded at a substantial discount or when SaBAM believes interest rates may decline.

The Fund may invest up to 10% of the value of its total assets in ILLIQUID SECURITIES such as securities for which there is a limited trading market or which are RESTRICTED SECURITIES. The Fund may purchase RULE 144A SECURITIES, including such securities for which there is a secondary market of 'qualified institutional buyers,' as defined in Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities.

The Fund may invest up to 20% of its assets in FOREIGN SECURITIES.

The Fund may from time to time make LOANS OF PORTFOLIO SECURITIES to selected members of the New York Stock Exchange ('NYSE'). Such loans will not exceed 10% of the Fund's total assets taken at value.

The Fund may invest in REPURCHASE AGREEMENTS in an amount up to 25% of its total assets. The Fund enters into repurchase agreements with respect to securities in which it may otherwise invest. In addition, in order to meet redemptions or to take advantage of promising investment opportunities without disturbing an established portfolio, the Fund may engage in BORROWING in an amount of up to an aggregate of 15% of the value of its total assets at the time of borrowing. In addition, the Fund may borrow for temporary or emergency purposes an aggregate amount which may not exceed 5% of the value of its total assets at the time of borrowing. The Fund shall borrow only from banks. Borrowings may be unsecured, or may be secured by not more than 15% of the value of the Fund's total assets. As a matter of operating policy, however, the Fund will not secure borrowings by more than 10% of the value of the Fund's total assets.

Although the Fund may not purchase or sell WARRANTS, the Fund may invest in debt or other securities which have warrants attached, provided that the value of those warrants does not exceed 10% of the value of the Fund's total assets.

As a hedge against either a decline in the value of the securities included in the Fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Fund may use all of the investment strategies referred to under 'Additional Investment Activities and Risk Factors -- DERIVATIVES.'

The Fund may engage in SHORT SALES of securities 'against the box.'

CASH MANAGEMENT FUND

The Cash Management Fund is a money market fund that invests in high quality, U.S. dollar denominated short-term debt securities. The types of DEBT OBLIGATIONS in which the Cash Management Fund may invest include:

    (1) U.S. GOVERNMENT OBLIGATIONS which are issued or guaranteed by the U.S. government or by agencies or instrumentalities thereof. The Fund will invest in such obligations only where SaBAM determines that the credit risk with respect to the issuer is minimal;

    (2) Obligations issued or guaranteed by U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets;

    (3) High-quality COMMERCIAL PAPER and other high-quality short-term debt obligations; and

    (4) SOVEREIGN AND SUPRANATIONAL DEBT, including obligations of the International Bank for Reconstruction and Development (also known as the 'World Bank'), other supranational organizations and foreign governments and their agencies and instrumentalities, denominated in U.S. dollars.

The Fund may also enter into REPURCHASE AGREEMENTS with respect to the obligations identified above. While the maturity of the underlying securities in a repurchase agreement transaction may be more than 397 days, the term of the repurchase agreement will always be less than or equal to 397 days.

The Fund will, as a fundamental policy, invest at least 25% of the current value of its total assets in BANK OBLIGATIONS (including bank obligations subject to repurchase agreements). However, if at some future date adverse conditions prevail in the banking industry or in the market for bank obligations, the Fund, for temporary defensive purposes, may invest less than 25% of its assets in bank obligations. Bank obligations that may be purchased by the Fund consist of obligations issued or guaranteed by U.S. banks with total assets of at least $1 billion (including obligations issued by foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets. Such obligations include certificates of deposit, commercial paper, bankers' acceptances and fixed time deposits. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

The COMMERCIAL PAPER that may be purchased by the Fund consists of direct obligations of domestic issuers which are: (i) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ('NRSROs') or by one NRSRO if only one NRSRO has rated the security; or (ii) if not rated, deemed by SaBAM to be of comparable quality to commercial paper so rated.

The Fund's investments in corporate DEBT SECURITIES will consist of non-convertible corporate debt securities such as bonds and debentures of domestic issuers that have 397 days or less remaining to maturity and are of an investment quality comparable to rated commercial paper in which the Fund may invest.

The Fund will purchase SUPRANATIONAL DEBT only if such obligations, in the opinion of SaBAM based on guidelines established by the Fund's Board, are of comparable quality to corporate obligations in which the Fund may invest. The Fund limits its investments in SOVEREIGN GOVERNMENTS to U.S. dollar-denominated commercial paper and other short-term notes issued or guaranteed by the governments of Western Europe (or by the agencies and instrumentalities of those governments), including the United Kingdom, Spain, Portugal, Greece, Austria, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden, Finland and Ireland, and of Australia, New Zealand, Japan and Canada.

The Fund may also invest in high quality, short-term MUNICIPAL OBLIGATIONS that carry yields that are competitive with those of other types of money market instruments in which the Fund may invest. Dividends paid by the Fund derived from interest on municipal obligations that may be purchased by it will be taxable to shareholders for federal income tax purposes because the Fund will not qualify as an entity that can pass through the tax-exempt character of such interest.

Among the municipal obligations that the Fund may invest in are participation certificates in a MUNICIPAL LEASE OBLIGATION, an installment purchase contract or a conditional sales contract (hereinafter collectively called 'lease obligations') entered into by a state or a political subdivision to finance the acquisition or construction of equipment, land or facilities. Certain investments in lease obligations may be ILLIQUID. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of the Fund's net assets. The Fund may, however, invest without regard to such limitation in lease obligations which SaBAM, pursuant to guidelines which have been adopted by the Fund's Board and subject to the supervision of the Board, determines to be liquid.

The Fund may invest in FLOATING AND VARIABLE RATE OBLIGATIONS with stated maturities in excess of 397 days upon compliance with certain conditions contained in Rule 2a-7 promulgated under the 1940 Act in which case such obligations will be treated, in accordance with Rule 2a-7, as having maturities not exceeding 397 days.

The Fund may also invest in VARIABLE AMOUNT MASTER DEMAND NOTES. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may from time to time be increased by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is not typically rated by a rating agency.

The Fund may also purchase ASSET-BACKED SECURITIES. Any asset-backed securities held by the Fund must comply with its credit quality requirements and be deemed to have a maturity of 397 days or less in accordance with applicable regulations.

The Fund may purchase securities on a FIRM COMMITMENT basis, including WHEN-ISSUED SECURITIES.

In view of the fundamental policy of the Fund to invest at least 25% of its assets in BANK OBLIGATIONS, except for temporary defensive purposes as described above, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail.

The Fund is not authorized to use any of the various investment strategies referred to under 'Additional Investment Activities and Risk
Factors -- DERIVATIVES.'

The Investment Manager seeks to enhance the Fund's yield by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. The Fund may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with the Investment Manager's judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not require the disposition of the instrument, but the Investment Manager will consider such an event in determining whether the Fund should continue to hold the security. The policy of the Fund regarding dispositions of portfolio securities and its policy of investing in securities deemed to have maturities of 397 days or less will result in high PORTFOLIO TURNOVER. A higher rate of portfolio turnover results in increased transaction costs to the Fund in the form of dealer spreads.

HIGH YIELD BOND FUND

The High Yield Bond Fund invests, under normal market conditions, at least 80% of its assets in high yield bonds and related investments. Certain of the HIGH YIELD SECURITIES purchased by the Fund may be rated as low as 'C' by Moody's or 'D' by S&P or may be comparable to securities so rated. The lower-rated bonds in which the Fund may invest are commonly referred to as 'junk bonds.' The Fund may also invest up to 35% of its total assets in SOVEREIGN DEBT issued by emerging market governmental entities or agencies. The Fund may also invest to a limited extent in DISTRESSED DEBT SECURITIES.

The Fund may also invest in ZERO COUPON SECURITIES and PIK BONDS, which involve special risk considerations.

The Fund may invest a portion of its assets in LOAN PARTICIPATIONS AND ASSIGNMENTS.

The Fund may invest up to 20% of its assets in COMMON STOCK, CONVERTIBLE SECURITIES, WARRANTS, PREFERRED STOCK or other EQUITY SECURITIES when consistent with the Fund's objectives. The Fund will generally hold such equity investments as a result of purchases of unit offerings of FIXED-INCOME securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of SaBAM, such purchase is appropriate.

In order to maintain liquidity, the Fund may invest up to 20% of its assets in high-quality short-term MONEY MARKET INSTRUMENTS. Such instruments may include
U. S. GOVERNMENT OBLIGATIONS; COMMERCIAL PAPER of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody's or which, in SaBAM's determination, are of comparable quality; certificates of deposit, banker's acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations. For temporary defensive purposes, the Fund may invest without limit in such instruments. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective.

The Fund may enter into REPURCHASE AGREEMENTS and REVERSE REPURCHASE AGREEMENTS, may purchase securities on a FIRM COMMITMENT basis, including WHEN-ISSUED SECURITIES, and may make LOANS OF PORTFOLIO SECURITIES.

The Fund may invest up to 10% of the value of its total assets in ILLIQUID SECURITIES, including securities for which there is a limited trading market or which are restricted securities. The Fund may purchase RULE 144A SECURITIES, including such securities for which there is a secondary market of 'qualified institutional buyers,' as defined in Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities.

INVESTORS VALUE FUND


The Investors Value Fund maintains a portfolio of securities diversified among industries and companies, although the Fund may invest up to 25% of its net assets in any one industry. The Fund primarily purchases securities traded on the NYSE or other national securities exchanges, but also securities traded in the over-the-counter market.


The Fund may invest up to 10% of the value of its total assets in ILLIQUID SECURITIES, such as restricted securities and securities that are not readily marketable. The Fund may purchase RULE 144A SECURITIES, including such securities for which there is a secondary market of 'qualified institutional buyers,' as defined in Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities.

The Fund may invest up to 20% of its assets in FOREIGN SECURITIES, including securities of EMERGING MARKET ISSUERS. The Fund may invest in various types of FIXED INCOME SECURITIES, including from time to time up to 5% of its net assets in non-convertible HIGH YIELD SECURITIES rated below investment grade by S&P and Moody's or comparable unrated securities, with no minimum rating required. There is no limit on the amount of the Fund's assets that can be invested in CONVERTIBLE SECURITIES rated below investment grade. Certain of the fixed-income securities in which the Fund may invest may be DISTRESSED DEBT SECURITIES.

From time to time, the Fund may make LOANS OF PORTFOLIO SECURITIES to brokers or dealers or other financial institutions. Such loans will not exceed 33 1/3% of the Fund's total assets, taken at value.

The Fund may invest in REPURCHASE AGREEMENTS in an amount up to 25% of its total assets. In addition, in order to meet redemption requests or as a temporary measure, the Fund may engage in BORROWINGS in an amount up to an aggregate of 5% of its total assets taken at cost or value, whichever is less. The Fund shall borrow only from banks.

As a hedge against either a decline in the value of securities included in the Fund's portfolio or against an increase in the price of securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Fund may use all of the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- DERIVATIVES.'

LARGE CAP GROWTH FUND

The Large Cap Growth Fund invests primarily in EQUITY SECURITIES of U.S. large cap issuers. Under normal circumstances, the Fund invests at least 80% of its assets in these securities and related investments. The Fund considers large capitalization companies to be companies with market capitalizations similar to companies in the Russell 1000 Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered securities of large capitalization companies for purposes of the Fund's 80% investment policy. The Fund may invest up to 20% of its assets in SMALLER MARKET CAPITALIZATION COMPANIES.

The Fund may invest up to 15% of its assets in FOREIGN SECURITIES, including securities of EMERGING MARKET ISSUERS. The Fund may also invest up to 15% of its assets in ILLIQUID SECURITIES such as securities for which there is a limited trading market or which are restricted securities. The Fund may purchase RULE 144A SECURITIES, including such securities for which there is a secondary market of 'qualified institutional buyers,' as defined in Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Fund may enter into REPURCHASE AGREEMENTS and REVERSE REPURCHASE AGREEMENTS and make LOANS OF PORTFOLIO SECURITIES in each case in an amount not exceeding 33 1/3% of the value of its net assets.

The Fund may also use all of the investment strategies referred to under 'Additional Investment Activities and Risk Factors -- DERIVATIVES.'

MID CAP FUND

The Mid Cap Fund invests primarily in EQUITY SECURITIES of medium sized companies. Under normal circumstances, the Fund invests at least 80% of its assets in these securities and related investments. The Fund considers mid capitalization companies to be companies with market capitalization values of at least $1 billion and not exceeding (i) $10 billion or (ii) the highest month-end market capitalization value of any stock in the Russell Mid Cap Index for the previous 12 months, whichever is greater. Securities companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered to be securities of mid capitalization companies for purposes of the Fund's 80% investment policy. The size of the companies in the Index changes with market conditions and the composition of the Index. The Fund's equity securities may include COMMON STOCKS, CONVERTIBLE SECURITIES which are convertible into common stocks, PREFERRED STOCKS and WARRANTS.

The Fund may invest up to 20% of its assets in non-convertible bonds, notes and other FIXED-INCOME SECURITIES when SaBAM believes that their total return potential equals or exceeds the potential return of equity securities. For long-term debt obligations, this includes securities that are rated Baa or better by Moody's or BBB or better by S&P or Fitch or that are not rated but are considered by SaBAM to be of equivalent quality. See Appendix C to this SAI for a description of such ratings. The Fund may also invest up to 20% of its total assets in equity FOREIGN SECURITIES, including equity securities of EMERGING MARKET ISSUERS.

To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Fund will generally hold a portion of its assets in short-term fixed-income securities (U.S. GOVERNMENT OBLIGATIONS or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include REPURCHASE AGREEMENTS with banks or broker/dealers. When SaBAM deems it appropriate, during temporary defensive periods due to economic or market conditions, the Fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective of long-term growth of capital.

The Fund may enter into REPURCHASE AGREEMENTS and REVERSE REPURCHASE AGREEMENTS, may purchase securities on a FIRM COMMITMENT basis, including WHEN-ISSUED SECURITIES, and may make LOANS OF PORTFOLIO SECURITIES. The Fund may engage in SHORT SALES of securities if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also invest in other INVESTMENT COMPANIES.

The Fund may invest up to 15% of the value of its net assets in ILLIQUID SECURITIES such as securities for which there is a limited trading market or which are restricted securities. The Fund may purchase RULE 144A SECURITIES, including such securities for which there is a secondary market of 'qualified institutional buyers,' as defined in Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Fund is currently authorized to use the various investment strategies referred to under 'Additional Investment Activities and Risk
Factors -- DERIVATIVES.'

NATIONAL TAX FREE BOND FUND

The National Tax Free Bond Fund seeks to meet its objective by investing in MUNICIPAL OBLIGATIONS that pay interest that is exempt from federal income taxes including the federal alternative minimum tax. As a fundamental policy, under normal circumstances, the Fund invests at least 80% of the its assets in tax-exempt municipal obligations. These obligations may include municipal obligations of Puerto Rico and other U.S. territories.

Subject to its 80% policy described above, the Fund may invest up to 20% of its assets in municipal obligations that pay interest subject to the federal alternative minimum tax and in other short-term debt securities, such as COMMERCIAL PAPER or other corporate or U.S. GOVERNMENT OBLIGATIONS that pay interest that is subject to federal income taxes.

The Fund may purchase securities rated Baa by Moody's or BBB by S&P or Fitch and securities of comparable quality, which may have higher risk of nonpayment of principal and interest. See 'Description of Ratings' in Appendix C. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

The Fund may invest up to 15% of its net assets in ILLIQUID SECURITIES such as restricted securities or securities that are not readily marketable. The Fund may purchase RULE 144A SECURITIES, including such securities for which there is a secondary market of 'qualified institutional buyers' as defined in Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. The Fund may also invest in MUNICIPAL LEASE OBLIGATIONS. Participations in municipal lease obligations are deemed to be illiquid unless otherwise determined by the Board of Trustees.

The Fund may purchase and sell securities on a FIRM COMMITMENT basis, including WHEN-ISSUED SECURITIES.

The Fund may enter into REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, may purchase futures contracts (see DERIVATIVES) and may make LOANS OF PORTFOLIO SECURITIES. The Fund may also engage in SHORT SALES of securities against the box if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may enter into STANDBY COMMITMENTS with respect to securities held in its portfolio. Such transactions entitle the Fund to 'put' its securities at an agreed upon price within a specified period of time prior to their maturity date. The Fund may also invest in other INVESTMENT COMPANIES.

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in taxable U.S. dollar-denominated high quality MONEY MARKET INSTRUMENTS and other short-term instruments. These investments may result in a lower yield than would be available from a lower quality or longer term investments. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective.

NEW YORK MUNICIPAL MONEY MARKET FUND

The types of MUNICIPAL OBLIGATIONS in which the New York Municipal Money Market Fund may invest include:

   (1) Municipal COMMERCIAL PAPER that is rated 'P-1' or 'P-2' by Moody's or 'A-1' or 'A-2' by S&P or, if not rated, is, in the opinion of SaBAM based on guidelines established by the Fund's Board, of comparable quality to rated municipal commercial paper in which the Fund may invest (see 'Description of Ratings' in Appendix C);

   (2) Municipal notes that are rated 'MIG 1', 'MIG 2' (or 'VMIG 1' or 'VMIG 2' in the case of variable rate demand notes), 'P-1', 'P-2' or 'Aa' or better by Moody's or 'SP-1', 'SP-2', 'A-1', 'A-2' or 'AA' or better by S&P or, if not rated, are, in the opinion of SaBAM based on guidelines established by the Funds' Board, of investment quality comparable to rated municipal notes in which the Fund may invest; and

   (3) Municipal bonds which are rated 'Aa' or better by Moody's or 'AA' or better by S&P or, if not rated, are, in the opinion of SaBAM based on guidelines established by the Series, of comparable quality to rated municipal bonds in which the Fund may invest.

As a fundamental policy, under normal market conditions, the Fund invests at least 80% of its assets in high-quality, short-term New York municipal obligations, which are debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities (or certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam) and related investments. The interest on these obligations is exempt from regular federal income tax and New York State and New York City personal income taxes, but may be subject to the federal alternative minimum tax. To the extent not so invested, the remaining 20% of the Fund's assets may be invested in high quality, short-term MONEY MARKET INSTRUMENTS, the income from which is subject to New York and federal income taxes. However, the Fund currently intends to invest substantially all of its assets in municipal obligations that are exempt from federal income tax and from the personal income taxes of the State of New York and New York City. See 'Additional Information Concerning Taxes.' To the extent that the unavailability of suitable obligations for investment by the Fund prevents it from investing substantially all of its assets in such obligations, the Fund may purchase municipal obligations issued by other states, their agencies and instrumentalities.

Taxable money market instruments that may be purchased by the Fund include U.S. GOVERNMENT OBLIGATIONS which are issued or guaranteed as to principal and interest by the United States government or by agencies or instrumentalities thereof; obligations issued or guaranteed by United States banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets; high quality commercial paper and other high quality short-term debt obligations; and SOVEREIGN DEBT AND OBLIGATIONS OF SUPRANATIONAL ENTITIES, including obligations of the World Bank, other supranational organizations and foreign governments and their agencies and instrumentalities.

For a discussion of the government obligations, bank obligations and World Bank and other supranational and foreign government obligations in which the Fund may invest, see the description under 'Cash Management Fund' in this section of the SAI.

The COMMERCIAL PAPER that may be purchased by the Fund consists of direct obligations of domestic and foreign issuers which are (i) rated 'P-1' or 'P-2' by Moody's or 'A-1' or 'A-2' by S&P or (ii) if not rated, are issued or guaranteed as to principal and interest by issuers having an extensive debt security rating of 'Aa' or better by Moody's or 'AA' or better by S&P or are, in the opinion of SaBAM, of comparable quality to rated commercial paper in which the Fund may invest. The corporate DEBT SECURITIES in which the Fund may invest will consist of non-convertible corporate debt securities such as bonds and debentures which are rated 'Aa' or better by Moody's or 'AA' or better by S&P or are, in the opinion of SaBAM, of comparable quality to rated debt securities in which the Fund may invest. The Fund may also enter into REPURCHASE AGREEMENTS with respect to the taxable obligations identified above. Dividends paid by the Fund that are attributable to interest derived from taxable money market instruments will be taxable to investors.

If at some future date, in SaBAM's opinion, adverse conditions prevail in the market for municipal obligations exempt from federal income tax (not including the federal alternative minimum tax) and from the personal income taxes of the State of New York and New York City, the Fund may, for temporary defensive purposes, invest more than 20% of its assets in municipal obligations issued by other states, their agencies or instrumentalities or in taxable money market instruments. Moreover, if at some future date, in the opinion of SaBAM, adverse conditions in the market for municipal securities generally should prevail, the Fund may temporarily invest more than 20% of its assets in cash reserves or in taxable money market instruments in order to maintain a defensive posture. To the extent that the Fund deviates from its investment policies as a result of the unavailability of suitable obligations or for other temporary defensive purposes, its investment objective of seeking income exempt from federal income tax (not including the federal alternative minimum tax) and the personal income taxes of New York State and New York City may not be achieved.

Municipal bonds at the time of issuance are generally long-term securities with maturities of as much as thirty years or more, but, in order to be purchased by the Fund and other money market funds, have features reducing their deemed maturity to 397 days or less from the date of purchase by the Fund. Municipal commercial paper that may be purchased by the Fund consists of short-term obligations of a municipality. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or as interim construction financing. Municipal commercial paper, in many cases, is backed by a letter of credit lending agreement, note repurchase agreement or other credit facility agreement offered by banks and other institutions.

The interest on private activity bonds issued after August 7, 1986 is an item of tax preference for purposes of the federal alternative minimum tax. The Fund will not be restricted with respect to the proportion of its assets that may be invested in such obligations. Accordingly, the Fund may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax.

The Fund's portfolio may also include 'moral obligation' securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

As a money market fund, the Fund is required to limit its investments so that with regard to 75% of total assets, no more than 5% of assets are invested in the securities of a single issuer, and with respect to the remaining 25% of total assets, no more than 5% of total assets are invested in the securities of a single issuer unless such securities meet certain credit quality requirements. Because the Fund has the ability, like many other single-state tax-free money market funds, to invest a significant percentage of its assets in the securities of a single issuer, an investment in the Fund may be riskier than an investment in other types of money market funds.

From time to time the Fund may invest 25% or more of its assets in municipal obligations that are related in other ways such that an economic, business or political development or change affecting one such obligation could also affect the other obligations; for example, municipal obligations the interest on which is paid from revenues of similar types of projects. In addition, from time to time, the Fund may invest 25% or more of its assets in industrial development bonds, which, although issued by industrial development authorities, may be backed only by assets and revenues of non-governmental users.

Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax and New York State and New York City personal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor SaBAM will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

The Fund may invest without limitation in BANK OBLIGATIONS including those that are guaranteed or have other credit support provided by a foreign bank. The Fund's ability to receive payment with respect to any such guarantee or other credit support may involve certain risks, such as future political, social and economic developments, less governmental supervision and regulation, market liquidity differences, the possible establishment of laws or restrictions that might adversely affect the payment of the bank's obligations under the guarantee or other credit support and the difficulty of obtaining or enforcing a judgment against the bank.

Certain of the obligations that the Fund may purchase may be FLOATING AND VARIABLE RATE INSTRUMENTS.

The Fund may purchase PARTICIPATION CERTIFICATES issued by a bank, insurance company or other financial institution in obligations that may otherwise be purchased by the Fund.

The Fund may invest in MUNICIPAL LEASE OBLIGATIONS. Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of the Fund's net assets. The Fund may, however, invest without regard to such limitation in lease obligations which SaBAM, pursuant to guidelines which have been adopted by the Board of Directors and subject to the supervision of the Board, determines to be liquid.

The Fund may purchase securities on a FIRM COMMITMENT basis, including WHEN-ISSUED SECURITIES.

The Fund may enter into STANDBY COMMITMENTS with respect to securities held in its portfolio. Such transactions entitle the Fund to 'put' its securities at an agreed upon price within a specified period of time prior to their maturity date.

The Fund is not authorized to use the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- DERIVATIVES.'

The Investment Manager seeks to enhance the Fund's yield by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. The Fund may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with the Investment Manager's judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not require the disposition of the instrument, but the Investment Manager will consider such an event in determining whether the Fund should continue to hold the security. The policy of the Fund regarding dispositions of portfolio securities and its policy of investing in securities deemed to have maturities of 397 days or less will result in high PORTFOLIO TURNOVER. A higher rate of portfolio turnover results in increased transaction costs to the Fund in the form of dealer spreads.

The Fund intends to invest a high proportion of its assets in New York municipal obligations and as a result is susceptible to events and risks affecting the New York market. The Fund's ability to achieve its investment objective is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations. Many complex political, social and economic forces influence New York State's economy and finances, which may in turn affect New York's financial plan. These forces may affect New York unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control. Other issuers of municipal securities in which the Fund may invest from time to time are similarly subject to political, social and economic forces affecting those issuers.

The September 11th terrorist attack had a devastating impact on the New York economy. New York City is still recovering from the severity of the blow. However, there is evidence that the State economy may have emerged from recession. The State economy has added about 70,000 private sector jobs since August 2003.

The State has a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. Accordingly, a weaker performance within the financial sector than is currently projected could have a more significant impact on the State than on the nation as a whole.

The State has projected potential budget gaps of $5 billion to $8 billion for fiscal years 2005-2006 and 2006-2007. To help reduce these gaps and the potential imbalance of $434 million in the 2004-2005 fiscal year, the State has implemented a Fiscal Management Plan. However, the implementation of the plan is no assurance that New York will not continue to experience budget deficits in the current and future fiscal years.

For further information concerning the New York economy see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of the State of New York's credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. The Funds are not responsible for the accuracy or timeliness of this information.

NEW YORK TAX FREE BOND FUND

The New York Tax Free Bond Fund seeks its objective by investing in New York MUNICIPAL OBLIGATIONS that pay interest that is exempt from federal, New York State and New York City personal income taxes including the federal alternative minimum tax. As a fundamental policy, under normal circumstances at least 80% of the Fund's assets are invested in New York municipal obligations. New York municipal obligations include municipal obligations of New York State and its political subdivisions, Puerto Rico, other U.S. territories and their political subdivisions and other qualifying issuers.

Subject to its 80% policy described above, the Fund may invest up to 20% of its assets in municipal obligations that are subject to New York state and local taxes and/or the federal alternative minimum tax and in short-term FIXED-INCOME SECURITIES that pay interest that is subject to federal income taxes, including corporate debt securities and U.S. GOVERNMENT OBLIGATIONS. These investments may include COMMERCIAL PAPER, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

The Fund may purchase securities rated Baa by Moody's or BBB by S&P or Fitch and securities of comparable quality, which may have higher risk of nonpayment of principal and interest. See 'Description of Ratings' in Appendix C. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

The Fund may invest up to 10% of it net assets in ILLIQUID SECURITIES, such as restricted securities or securities that are not readily marketable. As more fully described herein, the Fund may purchase RULE 144A SECURITIES, including such securities for which there is a secondary market of 'qualified institutional buyers,' as defined in Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. The Fund may also invest in MUNICIPAL LEASE OBLIGATIONS. Participations in municipal lease obligations are deemed to be illiquid unless otherwise determined by the Board of Trustees.

Certain of the obligations that the Fund may purchase may be FLOATING AND VARIABLE RATE INSTRUMENTS.

The Fund may enter into REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, may purchase futures contracts (derivatives), may purchase and sell securities on a FIRM COMMITMENT basis, including WHEN-ISSUED SECURITIES, and may make LOANS OF PORTFOLIO SECURITIES. The Fund may also engage in SHORT SALES of securities against the box if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also enter into STANDBY COMMITMENTS with respect to securities held in its portfolio. Such transactions entitle the Fund to 'put' its securities at an agreed upon price within a specified period of time prior to their maturity date. The Fund may also invest in other INVESTMENT COMPANIES.

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in taxable U.S. dollar-denominated high quality MONEY MARKET INSTRUMENTS and other short-term instruments. These investments may result in a lower yield than would be available from lower quality or longer term investments. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective.

As the New York Tax Free Bond Fund invests a high proportion of its assets in municipal obligations of the State of New York and its political subdivisions, municipalities, agencies, instrumentalities and public authorities, maximization of total return consistent with the preservation of capital is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations. Many complex political, social and economic forces influence New York State's economy and finances, which may in turn affect New York's financial plan. These forces may affect New York unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control. Other issuers of municipal securities in which the Fund may invest from time to time are similarly subject to political, social and economic forces affecting those issuers.

The September 11th terrorist attack had a devastating impact on the New York economy. New York City is still recovering from the severity of the blow. However, there is evidence that the State economy may have emerged from recession. The State economy has added about 70,000 private sector jobs since August 2003.

The State has a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. Accordingly, a weaker performance within the financial sector than is currently projected could have a more significant impact on the State than on the nation as a whole.

The State has projected potential budget gaps of $5 billion to $8 billion for fiscal years 2005-2006 and 2006-2007. To help reduce these gaps and the potential imbalance of $434 million in the 2004-2005 fiscal year, the State has implemented a Fiscal Management Plan. However, the implementation of the plan is no assurance that New York will not continue to experience budget deficits in the current and future fiscal years.

For further information concerning the New York economy see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of the State of New York credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. The Funds are not responsible for the accuracy or timeliness of this information.

SMALL CAP GROWTH FUND

The Small Cap Growth Fund invests primarily in EQUITY SECURITIES of SMALLER MARKET CAPITALIZATION COMPANIES. Under normal circumstances, the Fund invests at least 80% of its assets in these securities and related investments. The Fund considers small capitaliation companies to be companies with market capitalization values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market caps no longer meet this definition after purchase by the Fund are still considered to be securities of Small capitalization companies for purposes of the Fund's 80% investment policy. The Fund also may invest up to 20% of its total assets in equity securities of FOREIGN ISSUERS.

The Fund may invest up to 20% of its assets in non-convertible bonds, notes and other DEBT OBLIGATIONS when SaBAM believes that their total return potential equals or exceeds the potential return of equity securities. For long-term debt obligations, this includes securities that are rated Baa or better by Moody's or BBB or better by S&P or Fitch or that are not rated but are considered by SaBAM to be of equivalent quality. See Appendix C to this SAI for a description of such ratings.

To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Fund will generally hold a portion of its assets in short-term fixed-income securities (U.S. GOVERNMENT OBLIGATIONS or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include REPURCHASE AGREEMENTS with banks or broker/dealers. When SaBAM deems it appropriate, for temporary defensive purposes due to economic or market conditions, the Fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective of capital growth.

The Fund may enter into REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, may purchase securities on a FIRM COMMITMENT basis, including WHEN-ISSUED SECURITIES, and may make LOANS OF PORTFOLIO SECURITIES. The Fund may engage in SHORT SALES of securities against the box if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also invest in other INVESTMENT COMPANIES.

The Fund may invest up to 15% of the value of its total assets in ILLIQUID SECURITIES, such as restricted securities and securities that are not readily marketable. The Fund may purchase RULE 144A SECURITIES, including such securities for which there is a secondary market of 'qualified institutional buyers,' as defined in Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Fund may invest in DERIVATIVES contracts, including futures contracts. While the Fund does not use derivatives as a primary investment technique, the Fund will not limit their use to hedging, and will use derivatives for a variety of purposes, including as a substitute for buying and selling securities and to increase its return as a non-hedging strategy that may be considered speculative.

STRATEGIC BOND FUND

The Strategic Bond Fund invests primarily in a globally diverse portfolio of FIXED INCOME SECURITIES. Under normal circumstances, the Fund invests at least 80% of its assets in bonds and related investments. In order to maintain liquidity, the Fund may invest up to 20% of its assets in high-quality short-term MONEY MARKET INSTRUMENTS (except that the short-term investment in securities for the forward settlement of trades shall not count for purposes of this policy). If at some future date, in the opinion of SaBAM, adverse conditions prevail in the market for fixed-income securities, the Fund for temporary defensive purposes may invest its assets without limit in high-quality short-term money market instruments. The types and characteristics of the money market securities to be purchased by the Fund are set forth in the discussion under 'Cash Management Fund' in this section of the SAI. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective.

In pursuing the Fund's investment objectives, the Fund reserves the right to invest predominantly in medium or lower-rated securities, which are HIGH YIELD SECURITIES commonly known as 'junk bonds.' Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities. Although SaBAM does not anticipate investing in excess of 75% of the Fund's assets in domestic and EMERGING MARKET debt securities that are rated below investment grade, the Fund may invest a greater percentage in such securities when, in SaBAM's determination, the yield available from such securities outweighs their additional risks. SBAM anticipates that under current market conditions, a significant portion of the Fund's assets will be invested in such securities.

Certain of the debt securities in which the Fund may invest may be rated as low as 'C' by Moody's or 'D' by S&P or may be considered comparable to securities having such ratings, or may be DISTRESSED DEBT SECURITIES.

The HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES in which the Fund may invest are U.S. dollar-denominated and non-dollar-denominated debt securities, including BRADY BONDS, that are issued or guaranteed by governments or governmental entities of developing and emerging market countries. SaBAM expects that these countries will consist primarily of those that have issued or have announced plans to issue Brady Bonds, but the Fund is not limited to investing in the HIGH YIELD SECURITIES of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. SaBAM anticipates that the Fund's investments in SOVEREIGN DEBT will be concentrated in Latin American countries, including Central and South American and Caribbean countries. SaBAM also expects to take advantage of additional opportunities for investment in the debt of certain African countries, such as Nigeria and Morocco, Eastern European countries, such as Poland and Hungary, and Southeast Asian countries, such as the Philippines. Sovereign governments may include national, provincial, state, municipal or other foreign governments with taxing authority. Governmental entities may include the agencies and instrumentalities of such governments, as well as state-owned enterprises.

The Fund will be subject to special risks as a result of its ability to invest up to 100% of its assets in FOREIGN SECURITIES (including emerging market securities). Such securities may be non-U.S. dollar denominated and there is no limit on the percentage of the Fund's assets that can be invested in non-dollar denominated securities. SaBAM anticipates that under current market conditions, a significant portion of the Fund's assets will be invested in foreign securities. Moreover, substantial investments in foreign securities may have adverse tax implications as described under 'Additional Information Concerning Taxes.' The ability to spread its investments among the FIXED-INCOME SECURITIES markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the Fund's exposure to a single market. The Fund may also invest in SOVEREIGN DEBT OBLIGATIONS AND SUPRANATIONAL OBLIGATIONS. The Fund will not invest more than 10% of its total assets in issuers located in any one country (other than issuers located in the United States).

The Fund may invest in ZERO COUPON SECURITIES, PIK BONDS and LOAN PARTICIPATIONS AND ASSIGNMENTS.

The types and characteristics of the U.S. GOVERNMENT OBLIGATIONS and MORTGAGE BACKED SECURITIES to be purchased by the Fund are set forth under 'U.S. Government Fund' in this section of the SAI. In addition, the Fund may purchase PRIVATELY ISSUED MORTGAGE SECURITIES which are not guaranteed by the U.S. government or its agencies or instrumentalities and may purchase STRIPPED MORTGAGE SECURITIES, including interest-only and principal-only securities. The Fund does not currently intend to invest more than 10% of its total assets in interest-only and principal-only securities.

The Fund may invest up to 20% of its assets in COMMON STOCK, CONVERTIBLE SECURITIES, WARRANTS, PREFERRED STOCK or other EQUITY SECURITIES when consistent with the Fund's objectives. The Fund will generally hold such equity investments as a result of purchases of unit offerings of FIXED-INCOME SECURITIES which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in SaBAM's opinion such purchase is appropriate.

The Fund may enter into REPURCHASE AGREEMENTS and REVERSE REPURCHASE AGREEMENTS, may purchase securities on a FIRM COMMITMENT basis, including WHEN-ISSUED SECURITIES, and may make LOANS OF PORTFOLIO SECURITIES. The Fund does not currently intend to make loans of portfolio securities with a value in excess of 33% of the value of its total assets. The Fund may also enter into MORTGAGE 'DOLLAR ROLLS.'

The Fund may invest up to 15% of the value of its total assets in ILLIQUID SECURITIES, such as restricted securities and securities that are not readily marketable. The Fund may purchase RULE 144A securities, including such securities for which there is a secondary market of 'qualified institutional buyers,' as defined in Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Fund is currently authorized to use all of the various investment strategies referred to under 'Additional Investment Activities and Risk
Factors -- DERIVATIVES.' With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund.

U.S. GOVERNMENT FUND

    The U.S. government Fund seeks to attain its objective by investing, under normal circumstances, substantially all of its assets in U.S. GOVERNMENT OBLIGATIONS, including DEBT OBLIGATIONS and MORTGAGE-BACKED SECURITIES issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. The securities in which the Fund may invest are:

   (1) U.S. Treasury obligations;

   (2) U.S. government obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government;

   (3) mortgage-backed securities guaranteed by the Government National Mortgage Association ('GNMA'), popularly known as 'Ginnie Maes,' that are supported by the full faith and credit of the U.S. government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

   (4) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government, such as the Federal Home Loan Mortgage Corporation ('FHLMC') and the Federal National Mortgage Association ('FNMA'), commonly known as 'Fannie Maes';

   (5) COLLATERALIZED MORTGAGE OBLIGATIONS issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed:
   (i) by the credit alone of the U.S. government agency or instrumentality which issues or guarantees the mortgage-backed securities; or (ii) by the full faith and credit of the U.S. government;

   (6) REPURCHASE AGREEMENTS collateralized by any of the above; and

   (7) DERIVATIVE contracts (such as futures and options) relating to any of the above.

Any guarantee of the securities in which the Fund invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the Fund and not to the purchase of shares of the Fund. Neither the issuance by nor the guarantee of a U.S. government agency for a security constitutes assurance that the security will not significantly fluctuate in value or that the U.S. Government Fund will receive the originally anticipated yield on the security. In addition, to the extent that the guarantee is not backed by the full faith and credit of the U.S. government, there is no assurance that the agency issuing the guarantee will be able to honor its obligations. Investors should note that shares of the Fund are neither insured nor guaranteed by the U.S. government, its agencies or instrumentalities.

From time to time, a significant portion of the Fund's assets may be invested in mortgage-backed securities. The mortgage-backed securities in which the U.S. Government Fund invests represent participating interests in pools of fixed rate and adjustable rate residential mortgage loans issued or guaranteed by agencies or instrumentalities of the U.S. government. Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Mortgage-backed securities generally provide monthly payments which are, in effect, a 'pass-through' of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages, as well as scheduled and unscheduled payments of principal of the underlying mortgages.

The U.S. Government Fund currently expects that it will maintain an average portfolio effective duration of between one and a half and four and a half years. Duration is an approximate measure of the sensitivity of the value of a fixed income security to changes in interest rates. In general, the percentage change in a fixed income security's value in response to changes in interest rates is a function of that security's duration multiplied by the percentage point change in interest rates. The Fund may, however, invest in securities of any maturity or effective duration and accordingly, the composition and weighted average maturity of the Fund's portfolio will vary from time to time, based upon SaBAM's determination of how best to achieve the Fund's investment objective. With respect to mortgage-backed securities in which the Fund invests, average maturity and duration are determined by using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic parameters. These estimates may vary from actual results, particularly during periods of extreme market volatility. In addition, the average maturity and duration of mortgage-backed derivative securities may not accurately reflect the price volatility of such securities under certain market conditions.

The yield of the mortgage securities is based on the prepayment rates experienced over the life of the security. Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by the Fund of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually.

While the Fund seeks a high level of current income, it cannot invest in instruments such as lower grade corporate obligations which offer higher yields but are subject to greater credit risks.

The Fund may enter into REPURCHASE AGREEMENTS and REVERSE REPURCHASE AGREEMENTS, may purchase securities on a FIRM COMMITMENT basis, including WHEN-ISSUED SECURITIES, and may make LOANS OF PORTFOLIO SECURITIES. The Fund does not currently intend to make loans of portfolio securities with a value in excess of 33% of the value of its total assets. The Fund may also enter into MORTGAGE 'DOLLAR ROLLS.'

The Fund may invest up to 15% of the value of its total assets in ILLIQUID SECURITIES, such as restricted securities and securities that are not readily marketable.

               ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS

This section contains a discussion of certain investment practices and certain of the risks associated with those practices in which the Funds may invest, and supplements the description of the Funds' investments and risks contained in the Prospectus and under 'Additional Information on Fund Investments and Investment Policies' in this SAI. Investment practices are listed alphabetically, and cross-references between related investment practices are included for ease of reference. A Fund may, but need not, invest in all of the investments and utilize all of the investment techniques described here or in the Fund's Prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the Investment Manager's investment strategies for the Funds, conditions and trends in the economy and financial markets and investments being available on terms that, in the Investment Manager's opinion, make economic sense.

ADJUSTABLE RATE MORTGAGE SECURITIES

Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or 'cap rates') for a particular mortgage. In this event, the value of the mortgage securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgages is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. SEE ALSO MORTGAGE-BACKED SECURITIES IN THIS SECTION.

ASSET-BACKED SECURITIES

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.

BANK OBLIGATIONS

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

Bank obligations that may be purchased by a Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. None of the Funds will purchase bank obligations which the Investment Manager believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Funds' investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to a Fund's investments, the effect may be to reduce the income received by the Fund on such investments. SEE ALSO FOREIGN SECURITIES IN THIS SECTION.

BORROWING


Each of the Funds may borrow in certain limited circumstances. See 'Investment Restrictions and Limitations.' Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the Investment Manager's strategy and the ability of the Fund to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the 'Code') in order to provide pass-though tax treatment to shareholders. Interest on any borrowings will be a Fund expense and will reduce the value of a Fund's shares. SEE ALSO REVERSE REPURCHASE AGREEMENTS IN THIS SECTION.


BRADY BONDS

Certain funds also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the 'Brady Plan'). Brady Plan debt restructurings have been implemented in a number of countries, including:
Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to 'value recovery payments' in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments;
(iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the 'residual risk'). SEE ALSO FOREIGN SECURITIES AND FOREIGN ISSUERS IN THIS SECTION.

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES

Collateralized mortgage obligations ('CMOs') are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as 'Mortgage Assets'). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs acquired by the U.S. Government Fund will be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. government and, if available in the future, the U.S. government.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a 'tranche,' is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. The U.S. Government Income and Strategic Bond Funds have no present intention to invest in CMO residuals. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. Planned amortization class bonds ('PAC Bonds') are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities. SEE ALSO MORTGAGE-BACKED SECURITIES IN THIS SECTION.

COMMERCIAL PAPER

Commercial paper consists of short-term (usually one to 270 days) unsecured promissory notes issues by corporations in order to finance their current operations. SEE ALSO MASTER DEMAND NOTES AND VARIABLE AMOUNT MASTER DEMAND NOTES.

COMMON STOCK

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks do not represent an obligation of the issuer, and do not offer the degree of protection of debt securities. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

CONVERTIBLE SECURITIES

Convertible securities are typically preferred stock or bonds that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities are sometimes called 'hybrid' securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities of a company offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed income securities -- that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer's common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities will ordinarily provide opportunities for producing both current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer's non-convertible debt obligations or preferred stock.

DEBT OBLIGATIONS OR SECURITIES

All of the Funds may invest to some extent in debt obligations. Debt obligations include bonds, debentures, notes, commercial paper, loans, and other instruments issued by banks, corporations, local and state and national governments, both U.S. and foreign, and supranational entities. Debt obligations are typically fixed-income obligations, but may have a variable or adjustable rate of interest. Changes in market yields will affect a Fund's net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

While debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Debt securities rated lower than investment grade are called high yield securities. See 'High Yield Securities' below.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a 'call option' and redeems the security during a time of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund. Conversely, during periods of rising interest rates, redemption or prepayment rates may slow, leading to an extension in the expected maturity of the obligation, leading to greater price volatility.

SEE THE FOLLOWING BELOW FOR A DESCRIPTION OF VARIOUS TYPES OF DEBT OBLIGATIONS IN WHICH CERTAIN OF THE FUNDS MAY INVEST: ADJUSTABLE RATE MORTGAGE SECURITIES, ASSET-BACKED SECURITIES, BRADY BONDS, BANK OBLIGATIONS, COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS THROUGH SECURITIES, DEFERRED INTEREST BONDS, FLOATING AND VARIABLE RATE INSTRUMENTS, HIGH YIELD SECURITIES, INVERSE FLOATING RATE OBLIGATIONS, LOAN PARTICIPATIONS AND ASSIGNMENTS, MONEY MARKET INSTRUMENTS, MORTGAGE BACKED SECURITIES, MUNICIPAL LEASE OBLIGATIONS, MUNICIPAL OBLIGATIONS, PARTICIPATION INTERESTS AND CERTIFICATES, PRIVATELY ISSUED MORTGAGE SECURITIES, STRIPPED MORTGAGE SECURITIES, STRUCTURED INSTRUMENTS, U.S. GOVERNMENT OBLIGATIONS, ZERO COUPON BONDS, PIK BONDS AND DEFERRED PAYMENT SECURITIES.

DEFERRED INTEREST BONDS

Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. SEE ALSO ZERO COUPON SECURITIES, PIK BONDS AND DEFERRED PAYMENT SECURITIES IN THIS SECTION.

DEPOSITORY RECEIPTS

Securities of foreign issuers may be purchased directly or through depository receipts, such as American Depository Receipts ('ADRs'), European Depository Receipts ('EDRs') and Global Depository Receipts ('GDRs') or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

ADRs, EDRs and GDRs are issued through 'sponsored' or 'unsponsored' arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the holders. In addition, less information is generally available in the United States about the issuer of an unsponsored depository receipt as it is for the issuer of a sponsored depository receipt. SEE ALSO FOREIGN SECURITIES AND FOREIGN ISSUERS IN THIS SECTION.

DERIVATIVES

Certain of the Funds may use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by a Fund, or to seek to increase a Fund's income or gain.

A Fund may purchase and sell interest rate, single stock, currency or stock or bond index futures contracts and enter into currency transactions; purchase and sell (or write) exchange listed and over-the-counter ('OTC') put and call options on securities, currencies, futures contracts, indices and other financial instruments; enter into interest rate transactions, equity swaps and related transactions; and invest in indexed securities and other similar transactions, which may be developed in the future to the extent that the Investment Manager determines that they are consistent with the applicable Fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as 'Derivatives'). A Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and a Fund's currency transactions may take the form of currency forward contracts, currency futures contracts and options thereof, currency swaps and options on currencies.

The Funds are operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Funds, from registration as a 'commodity pool operator' with respect to the Funds under the Commodity Exchange Act, and therefore, are not subject to registration or regulation with respect to the Fund under the Commodity Exchange Act. The use of certain Derivatives in certain circumstances will require that a Fund segregate cash or other liquid assets to the extent a Fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency. See 'Use of Segregated and Other Special Account' below.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Manager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. See 'Risk Factors' below. The degree of a Fund's use of Derivatives may be limited by certain provisions of the Code. See 'Additional Information Concerning Taxes.'

CURRENCY TRANSACTIONS. A Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under 'Swaps, Caps, Floors and Collars.' A Fund may enter into currency transactions only with counterparties that the Investment Manager deems to be creditworthy.

A Fund may enter into currency forward contracts when the Investment Manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a Fund may enter into a currency forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency. Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under 'Risk Factors.' If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under 'Use of Segregated and Other Special Accounts.'

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

FUTURES CONTRACTS. A Fund may trade futures contracts on domestic and foreign exchanges on currencies, interest rates and bond indices, and on domestic and foreign exchanges on single stocks and stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ('initial margin') that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances particularly in the case of single stock futures). Additional cash or assets ('variation margin') may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund's securities. In addition, the value of a Fund's long futures and options positions (futures contracts on single stocks, stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under 'Use of Segregated and Other Special Accounts.'

INTEREST RATE FUTURES CONTRACTS. A Fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if a Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly when the Investment Manager expects that interest rates may decline, a Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

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

SINGLE STOCK FUTURES. Recent legislation permits the trading on U.S. exchanges of standardized futures contacts on individual equity securities, such as common stocks, exchange traded funds and American Depository Receipts, as well as narrow-based securities indices, generally called security futures contracts or 'SFCs.' As with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and losses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent new events involving the issuer of the security, it may be difficult or impossible for a fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of the SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which a fund may invest, where the fund had a position in a SFC, the fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

OPTIONS. In order to hedge against adverse market shifts or to increase income or gain, certain Funds may purchase put and call options or write 'covered' put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a Fund may purchase put and call options and write 'covered' put and call options on securities, indices, currencies and other financial instruments. A Fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is 'covered' if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is 'covered' if, to support its obligation to purchase the underlying investment if a put option that a Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same 'series' (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same 'class' (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases except for certain options on interest rate futures contracts, by writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. By writing a put, a Fund bears the risk of a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the Fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the investment.

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

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a Fund will seek to benefit from, or protect against, a decline in the market price of the underlying investment, while in purchasing a call option, a Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, a Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a Fund will limit its opportunity to profit from a rise in interest rates.

A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a Fund choose to exercise an option, the Fund will receive, in the case of a call option, or sell in the case of a put option, the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under 'Use of Segregated and Other Special Accounts.'

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An 'American' style put or call option may be exercised at any time during the option period, whereas a 'European' style put or call option may be exercised only upon expiration or during a fixed period prior to

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

expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ('OCC'), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but may also be applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, including options on securities, currencies and financial instruments generally settle for cash, although physical settlement maybe required in some cases. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as 'Counterparties' and individually referred to as a 'Counterparty') through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Investment Manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as 'primary dealers,' or broker-dealers, domestic or foreign banks, or other financial institutions that the Investment Manager deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of a Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide gains for a Fund.

A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be 'covered' (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by a Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

A Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

A Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

(a) OPTIONS ON STOCKS AND STOCK INDICES. A Fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the Fund. In addition, a Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options traded may include the Standard & Poor's 100 Index of Composite Stocks, Standard & Poor's 500 Index of Composite Stocks (the 'S&P 500 Index'), the New York Stock Exchange ('NYSE') Composite Index, the American Stock Exchange ('AMEX') Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

    If the Investment Manager expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Investment Manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

(b) OPTIONS ON CURRENCIES. A Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in 'Currency Transactions.'

(c) OPTIONS ON FUTURES CONTRACTS. A Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge

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

    all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

INTEREST RATE AND EQUITY SWAPS AND RELATED TRANSACTIONS. Certain Funds may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund's portfolio or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor, which preserve a certain return within a predetermined range of values.

A Fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian in accordance with procedures established by the Board. If a Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. A Fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the Investment Manager deems to be creditworthy. The Investment Manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Investment Manager has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which

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

standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The liquidity of swap agreements will be determined by the Investment Manager based on various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace,
(3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

A Fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See 'Use of Segregated and Other Special Accounts' below.

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund's ability to terminate the transactions at times when the Investment Manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a Fund and counterparties to the transactions, the Fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a Fund's risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. A Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

CREDIT DEFAULT SWAPS. A fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, a fund would be the buyer of a credit default swap contract. In that case, the fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would have spent the stream of payments and received no benefit from the contract. When the fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its total assets, the fund would be subject to investment exposure on the notional amount of the swap.

INDEXED SECURITIES. A Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying

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

currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

COMBINED TRANSACTIONS. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the Investment Manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Investment Manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund's objective.

RISK FACTORS ASSOCIATED WITH DERIVATIVES. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Investment Manager's view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by a Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause a Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a Fund may depend, among other things, on a Fund's ability to terminate the transactions at times when the Investment Manager deems it desirable to do so. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, a Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

CREDIT DEFAULT SWAPS. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Losses resulting from the use of Derivatives will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

RISKS OF DERIVATIVES OUTSIDE THE UNITED STATES. When conducted outside the United States, Derivatives transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States,
(3) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Use of many Derivatives by a Fund will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with procedures established by the Board. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when a Fund enters into a forward contract in connection with the purchase or sale

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

of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If a Fund enters into OTC option transactions, it will be subject to counterparty risk.

In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin with its futures commission merchant or custodian in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund's net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Investors should note that a Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

DISTRESSED DEBT SECURITIES

SEE THE DISCUSSION UNDER HIGH YIELD SECURITIES IN THIS SECTION.

EMERGING MARKET SECURITIES OR ISSUERS

SEE THE DISCUSSION UNDER FOREIGN SECURITIES AND FOREIGN ISSUERS IN THIS SECTION.

EQUITY EQUIVALENTS OR ETFS

Equity Equivalents or ETFs (so called because they are traded on a stock exchange) are investment company securities that enable investors to purchase or sell shares representing a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such ETFs include among others DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor's Depository Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust or QQQ (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security would be expected to also lose value.

Unlike shares of typical mutual funds or unit investment trusts, however, shares of ETFs are designed to be traded throughout a trading day based on market values, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, because the portfolios held by ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day, trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. Recently launched ETFs, which are not structured as investment companies, invest in gold bullion. In the future, as new products become available, the Funds may invest in ETFs that are based on fixed income indices or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. Gains or losses on a Fund's investment in ETFs will depend on the purchase and sale price of the ETF, rather than on changes in the underlying net asset value of the ETF.

Equity Equivalents may be used for several purposes, including, to simulate full investment in the underlying index while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a Fund's assets across a broad range of equity securities.

To the extent the Fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Additionally, a Fund's investments in such investment companies are subject to limitations under the 1940 Act and market availability. SEE INVESTMENT COMPANIES IN THIS SECTION.

EQUITY SECURITIES

SEE THE DISCUSSIONS UNDER COMMON STOCK, CONVERTIBLE SECURITIES, EQUITY EQUIVALENTS, PREFERRED STOCK, REAL ESTATE INVESTMENT TRUSTS, SMALLER MARKET CAPITALIZATION COMPANIES, AND WARRANTS IN THIS SECTION.

ETFS

SEE EQUITY EQUIVALENTS IN THIS SECTION.

FIRM COMMITMENTS

Securities may be purchased on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may

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

be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. SEE ALSO STAND-BY COMMITMENTS, TBA PURCHASE COMMITMENTS AND WHEN-ISSUED SECURITIES IN THIS SECTION.

FIXED INCOME SECURITIES

SEE DEBT OBLIGATIONS IS THIS SECTION.

FLOATING AND VARIABLE RATE INSTRUMENTS

Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as the fixed-income securities which the Fund is otherwise permitted to purchase. The Investment Manager will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each Fund will nonetheless treat the instrument as 'readily marketable' for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as 'not readily marketable' and therefore illiquid.

A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date such Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a sub-custodian agreement approved by such Fund between that bank and the Fund's custodian. SEE VARIABLE AMOUNT MASTER DEMAND NOTES IN THIS SECTION.

FOREIGN SECURITIES AND FOREIGN ISSUERS

Investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, greater difficulty in determining the fair value of securities, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and from fluctuating interest rates.

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

There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a Fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from 'securities related activities,' as defined by the rules thereunder. These provisions may also restrict a Fund's investments in certain foreign banks and other financial institutions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be 'eligible sub-custodians,' as defined in the 1940 Act, for a Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. For example, Argentina has been struggling to reform its economy and restructure its government debt obligations. This restructuring along with a weak economy have had negative implications for Argentina's stock market. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in a Fund's portfolio.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a Fund. In addition, if a deterioration occurs in the country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of a Fund. SEE DEPOSITORY RECEIPTS, OBLIGATIONS OF SUPRANATIONAL ENTITIES AND SOVEREIGN DEBT IN THIS SECTION. SEE ALSO HIGH YIELD SOVEREIGN DEBT SECURITIES UNDER HIGH YIELD SECURITIES IN THIS SECTION.

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HIGH YIELD SECURITIES

The High Yield Bond Fund and the Strategic Bond Fund may invest up to all of the Funds' total assets in domestic and foreign 'high yield' securities, commonly known as 'junk bonds.' The Investors Fund, Capital Fund and Balanced Fund may invest without limitation in convertible securities of this type and up to 5%, 20% and 20%, respectively, of their net assets in non-convertible securities of this type.

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund's shares.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody's and S&P is set forth in Appendix C. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments, may adversely affect the Fund's net asset value per share and may limit the ability of such a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such Fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of a Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of

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

outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

HIGH YIELD CORPORATE SECURITIES. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. A Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield non-U.S. and U.S. corporate securities in which the applicable Funds may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, a Fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES. Investing in fixed and floating rate high yield foreign sovereign debt securities, especially in emerging market countries, will expose Funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. See 'Foreign Securities' above. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor, especially in emerging market countries, to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt,

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

it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluation may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing, a governmental obligor, especially in an emerging market country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which certain of the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants. SEE FOREIGN SECURITIES AND FOREIGN ISSUERS IN THIS SECTION.

DISTRESSED DEBT SECURITIES. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a Fund or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of the Investment Manager of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.

A Fund will generally make such investments only when the Investment Manager believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will received new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the distressed

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

debt securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the Fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan or reorganization is adopted with respect to the distressed debt securities held by the Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan or reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the Fund may be restricted from disposing of such securities. None of the Funds will generally invest more than 5% of their assets in securities that are already in default or subject to bankruptcy proceedings, although the Capital Fund may invest up to 10% of its assets in such securities.

ILLIQUID SECURITIES

Certain Funds may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public, or restricted securities. Restricted securities are generally securities that have been sold in the United States without registration under applicable securities laws, and are thus subject to restrictions on resale, except for those eligible for resale under Rule 144A. If a Fund must sell restricted securities at times which otherwise might be considered to be disadvantageous (to satisfy redemptions, for example), the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are 'restricted' may involve added expenses to a Fund should the Fund be required to bear registration costs with respect to such securities. A Fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the Fund.

If a Fund were to assume substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. SEE ALSO RULE 144A SECURITIES IN THIS SECTION.

INVESTMENT COMPANIES

A Fund may from time to time invest in securities of other investment companies, subject to applicable statutory and regulatory limitations.

The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investment in closed-end investment companies also may involve the payment of substantial premiums above, and upon sale there may be substantial market discounts below, the value of such companies' portfolio securities. The Funds do not intend to invest in such vehicles or funds unless the Investment Manager determines that the potential benefits of such investment justify the payment of any applicable premiums. SEE EQUITY EQUIVALENTS AND ETFS IN THIS SECTION.

INVERSE FLOATING RATE OBLIGATIONS

Inverse floating rate obligations, or 'inverse floaters' have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the 'reference rate'). Inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI (Cost of Funds Index). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed income securities, the value of inverse floaters will generally decrease as interest rates increase.

Inverse floaters exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Loan Participations and Assignments are interests in loans and therefore are considered to be investments in debt securities. If a Fund purchases a Loan Participation, the Fund typically will have a contractual relationship only with the Lender that sold the Participation, and not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the Loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Loan Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Investment Manager to be creditworthy. When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Loan Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Funds anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Each Fund's Board has adopted policies and procedures for the purpose of determining whether holdings are liquid or illiquid. The determination as to whether a particular Loan Participation or Assignment is liquid or illiquid, depends upon the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the Loan Participation or Assignment, the time needed to dispose of it and the contractual provisions of the relevant documentation. To the extent that liquid Assignments and Loan Participation that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund's assets invested in illiquid assets would increase.

In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Fund's Board, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the Loan and of the Lender; (ii) the current interest rate, the period until next rate reset and the maturity of the Loan; (iii) recent prices in the market for similar Loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. See 'Net Asset Value.'

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LOANS OF PORTFOLIO SECURITIES

The procedure for the lending of portfolio securities by a Fund to brokers or dealers or other financial institutions will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the cash collateral in short-term debt securities, money market funds or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the broker who arranged the loan. If a Fund receives securities as collateral, the Fund will receive a fee from the Borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and, if unpaid, the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be 'demand' loans and may be terminated by the Fund or the borrower at any time. A Fund will receive the equivalent of any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities by terminating the loan. Because the borrower may terminate a loan at any time and return the loaned security to a Fund, a Fund bears the risk that it will be required to return the cash collateral underlying the loan at a time when the value of cash, as invested by the Fund, has declined. The risks of lending portfolio securities, as with other extensions of secured credit, also consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially, or loss in the event that the value of the collateral, at the time of a default by the borrower, is less than the market value of the securities loaned. Loans will be made to firms deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager the consideration to be earned from such loans would justify the risk.

MASTER DEMAND NOTES

Master demand notes are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time. However, a Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. SEE ALSO VARIABLE AMOUNT MASTER DEMAND NOTES IN THIS SECTION.

MONEY MARKET INSTRUMENTS

Money market instruments are short term debt obligations including U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities, repurchase agreements and certificates of deposit issued against funds deposited in a bank or a savings and loan association, repurchase agreements. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a Fund may not be fully insured. Money market instruments also include commercial paper and bankers acceptances and bank time deposits. Bankers acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then 'accepted' by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Bank time deposits are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced. SEE ALSO BANK OBLIGATIONS, COMMERCIAL PAPER, MASTER DEMAND NOTES, STRUCTURED INSTRUMENTS, U. S. GOVERNMENT OBLIGATIONS AND VARIABLE AMOUNT MASTER DEMAND NOTES IN THIS SECTION.

MORTGAGE-BACKED SECURITIES

The following describes certain characteristics of mortgage-backed securities. It should be noted that new types of mortgage-backed securities are developed and marketed from time to time and that a Fund may invest in those new types of mortgage-backed securities to the extent consistent with its investment objectives.

BACKGROUND. Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the mortgage-backed securities market has vastly expanded and a variety of structures have been developed to meet investor needs.

YIELD CHARACTERISTICS. Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. On the other hand, during periods of rising interest rates, prepayments tend to be reduced, effectively extending the maturities of the securities, at a time when the securities may have a lower yield than other available instruments. As a result, mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Guaranteed mortgage pass-through securities are mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by a Fund and not to the purchase of shares of the Fund. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a 'pass-through' of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or 'TBA' basis. Such securities are typically

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sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by Ginnie Mae ('Ginnie Mae Certificates'), the Federal National Mortgage Association ('Fannie Mae Certificates') and Freddie Mac ('Freddie Mac Certificates').

GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans:
(i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ('buydown' mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and
(ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans ('FHA Loans') or Veterans' Administration Loans ('VA Loans') and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

FANNIE MAE CERTIFICATES. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans;
(iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

FREDDIE MAC CERTIFICATES. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the 'FHLMC Act'). Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

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Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a 'Freddie Mac Certificate group') purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Recent accounting issues at Fannie Mae and Freddie Mac have resulted in turnover of top management at those entities and have led to increased congressional scrutiny and proposals for changes to how these government sponsored entities are regulated. It is unclear what effect that any such changes, if implemented, would have on the Funds or on their investment in certificates issued by Fannie Mae or Freddie Mac.

MORTGAGE DOLLAR ROLLS

In mortgage 'dollar rolls' a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the 'drop') as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a mortgage 'dollar roll,' it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid assets equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. SEE ALSO MORTGAGE-BACKED SECURITIES IN THIS SECTION.

MUNICIPAL LEASE OBLIGATIONS

California Tax Free Bond Fund, Cash Management Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund may invest in municipal lease obligations. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, a lease obligation is frequently backed by the lessee's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain 'nonappropriation' clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although 'nonappropriation' lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. SEE MUNICIPAL OBLIGATIONS IN THIS SECTION.

MUNICIPAL OBLIGATIONS

Municipal obligations include municipal bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States (including, for example, the District of Columbia, Puerto Rico, Guam and certain Native American tribes) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state).

Municipal Obligation bonds generally have a maturity at the time of issue of one year or more and are issued to obtain funds for various public purposes, including the construction of a wide

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range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are 'general obligation' and 'revenue' bonds. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications, depending on numerous factors. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are municipal obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. Each of California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund may invest more than 25% of its assets in (i) industrial revenue bonds issued to finance industrial projects, and (ii) municipal obligations issued to finance housing, electrical utilities and hospitals (although a Fund may not invest more than 25% of its assets at any time in debt securities financing any one of housing, electrical utilities, or hospitals, considered as three separate categories). Projects may suffer construction delays, increased costs or reduced revenues as a result of political, regulatory, economic and other factors. As a result projects may not generate sufficient revenues to pay principal and interest on municipal obligations held by a Fund.

The ability of an issuer of municipal obligations to fulfill its payment obligations may be adversely affected by political and economic conditions and other developments. A significant portion of a Fund's assets may be invested, from time to time, in municipal securities of issuers concentrated in a particular region or industry. You should be aware that these Funds, including those that invest primarily in municipal obligations of issuers located in California or New York, may invest, from time to time, a significant portion of their assets in municipal obligations issued by Puerto Rico or other U.S. territories. Such securities may be adversely affected by factors particular to issuers located in those areas.

Municipal Obligation notes are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most Municipal Obligation notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the related fiscal period. Municipal Obligation notes generally have maturities of one year or less. Municipal Obligation notes include:

    1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

    2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

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    3. Tax and Revenue Anticipation Notes. Tax and Revenue Anticipation Notes
    are issued by a state or municipality to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

    4. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes. Bond Anticipation Notes are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal Obligation commercial paper typically represents short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on municipal obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various municipal obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

The secondary market for municipal obligations may be less liquid than for most taxable fixed-income securities. Consequently, the ability of funds to buy and sell municipal obligations may, at any particular time and with respect to any particular securities, be limited. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as information about corporations whose securities are publicly traded. Obligations of issuers of municipal obligations may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code and applicable state laws, which could limit the ability of such Funds to recover payments of principal or interest on such securities.

In determining the tax status of interest on municipal obligations, the Investment Manager relies without independent review on opinions rendered at the time of issuance of bond counsel who may be counsel to the issuer. SEE MUNICIPAL LEASE OBLIGATIONS IN THIS SECTION.

NON-DIVERSIFICATION

Each of the California Tax Free Bond Fund, Capital Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund is classified as a 'non-diversified' fund under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Each of the Funds, however, intends to comply with the diversification requirements imposed by the Code in order to continue to qualify as a regulated investment company and New York Municipal Money Market Fund intends to comply with the diversification requirements for money market funds. To the extent the Funds invest a greater proportion of their assets in the securities of a smaller number of issuers, each Fund may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified fund and may be subject to greater risk of loss with respect to its portfolio securities.

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PARTICIPATION INTERESTS AND CERTIFICATES

California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund may purchase from banks, insurance companies or other financial institutions on behalf of each Fund participation interests in all or part of specific holdings of municipal obligations. These Funds have the right to sell the participation interest back to the institution and draw on the letter of credit or guarantee for all or any part of the full principal amount of the participation interest in the security, plus accrued interest. In some cases, these rights may not be exercisable in the event of a default on the underlying municipal obligations; in these cases, the underlying municipal obligations must meet the Funds' credit standards at the time of purchase of the participation interests. Each participation interest is backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. Participation interests will only be purchased if in the opinion of counsel to the issuer interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Funds.

The New York Municipal Money Market Fund may invest in participation certificates. A participation certificate gives a Fund an undivided interest in the underlying obligations in the proportion that a Fund's interest bears to the total principal amount of such obligations. Certain of such participation certificates may carry a demand feature that would permit the holder to tender them back to the issuer or to a third party prior to maturity.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Investment Manager in the best interests of the shareholders. Each Fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each Fund's portfolio turnover rate may vary from year to year, as well as within a year. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Fund. See 'Portfolio Transactions' in this SAI. See the tables under 'Financial Highlights' in the Prospectus for the Funds' portfolio turnover rates.

PREFERRED STOCK

Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations. The market value of preferred stocks with no conversion rights and fixed dividend rates, like fixed income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer. Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index or other formula. In the absence of credit deterioration, adjustable rate preferred stocks tend to have less price volatility than fixed rate preferred stocks.

Unlike common stocks, preferred stocks do not typically have voting rights. Some preferred stocks have convertible features. SEE ALSO CONVERTIBLE SECURITIES IN THIS SECTION.

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PRIVATELY-ISSUED MORTGAGE SECURITIES

Privately-issued mortgage securities are mortgage-backed securities issued by private issuers and may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of Ginnie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include 'senior-subordinated securities' (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of 'reserve funds' (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and 'over-collateralization' (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security. SEE ALSO MORTGAGE-BACKED SECURITIES IN THIS SECTION.

REAL ESTATE INVESTMENT TRUSTS


Real Estate Investment Trusts ('REITs') are entities which either own properties or make construction or mortgage loans. Equity REITs may also include operating or finance companies. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The Capital Fund may only invest in equity REITs that are registered under the 1933 Act and are readily marketable. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Code and failing to maintain exemption from the 1940 Act.


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REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from a Fund, as the buyer, at a mutually agreed upon time and price.

Each Fund will enter into repurchase agreements only with dealers, banks or recognized financial institutions which, in the opinion of the Investment Manager, are deemed creditworthy. The Investment Manager will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and bears the risk of a decline in the value of the underlying security if the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a Fund could experience losses and experience delays in connection with the disposition of the underlying securities. To the extent that, in the meantime, the value of the securities that a Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by a Fund.

RESTRICTED SECURITIES

SEE ILLIQUID SECURITIES AND RULE 144A SECURITIES IN THIS SECTION.

REVERSE REPURCHASE AGREEMENTS

A reverse repurchase agreement involves the sale of portfolio securities by a Fund to a broker/dealer or other financial institution, with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment and are considered borrowings by the Funds and are subject to any borrowing limitations set forth under 'Investment Restrictions and Limitations' in this SAI. A fund may have an opportunity to earn a greater rate of interest on the investment of the cash proceeds of the sale than the Fund is required to pay to the counterparty. However, opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid by the Fund under the reverse repurchase agreement may not always be available. The use of reverse repurchase agreements involves the speculative factor known as 'leverage' and may exaggerate any interim increase or decrease in the value of a Fund's assets. If a Fund enters into a reverse repurchase agreement, the Fund will maintain assets with its custodian having a value equal to or greater than the value of its commitments under the agreement. A Fund's liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover its commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent. SEE ALSO BORROWING IN THIS SECTION.

RULE 144A SECURITIES

Certain Funds may purchase Rule 144A securities, which may be sold to 'qualified institutional buyers,' as defined in Rule 144A promulgated under the 1933 Act. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

If there is a secondary market for such securities, Rule 144A securities may be considered liquid securities if so determined by or on behalf of a Fund's Board of Directors or Board of Trustees. The Board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the Board retains oversight. The Board of each Fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resales under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, each Board has

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delegated to the Investment Manager the determination as to whether a particular security is liquid or illiquid requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. Each Fund's Board periodically reviews Fund purchases and sales of Rule 144A securities.

To the extent that liquid Rule 144A securities that a Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of a Fund's assets invested in illiquid assets would increase. The Investment Manager, under the supervision of the Fund's Board, will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable a Fund to meet any investment limitations and to maintain sufficient liquidity for operating purposes and to meet redemption requests.

SHORT SALES

Short sales of securities are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest paid during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. A portion of the net proceeds of the short sale may be retained by the broker (or by the Fund's custodian in a special custody account) to the extent necessary to meet margin sales. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of premiums, dividends, interest or expenses the fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

A Fund may enter into a short sale 'against the box' where it owns the securities sold short (or securities convertible or exchangeable into such securities at no additional cost to the Fund). If the Fund enters into a short sale against the box, it will be required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If the Fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result that a Fund will lose the benefit of any such appreciation. A Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. Short sales may be subject to special tax rules, one of the effects of which may be to accelerate income to a Fund.

SMALLER MARKET CAPITALIZATION COMPANIES

Investments in companies with smaller market capitalizations, including companies generally considered to be small cap and mid cap companies, may involve greater risks and volatility than investments in larger companies. Companies with smaller market capitalizations may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, limited financial resources and less depth in management than more established companies. In addition, these companies may have difficulty withstanding competition from larger more established companies in their industries. The securities of companies with smaller market capitalizations may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer

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investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies. In addition, transaction costs in smaller capitalization stocks may be higher than those of larger capitalization companies.

SOVEREIGN DEBT

Sovereign debt is debt issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. Emerging-market country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature. The issuer or governmental authorities that control sovereign-debt repayment ('sovereign debtors') may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash-flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy towards the IMF, and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor's implementation of economic reforms or economic performance and the timely service of the debtor's obligations. The sovereign debtor's failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor's ability or willingness to timely service its debts. SEE ALSO FOREIGN SECURITIES AND FOREIGN ISSUERS, SUPRANATIONAL DEBT OBLIGATIONS AND HIGH YIELD BONDS -- HIGH YIELD FOREIGN DEBT SECURITIES IN THIS SECTION.

STAND-BY COMMITMENTS

A stand-by commitment involves the purchase of municipal securities by a Fund together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to provide a Fund with liquidity as needed. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment. SEE ALSO FIRM COMMITMENTS IN THIS SECTION.

STRIPPED MORTGAGE SECURITIES

Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the

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

other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ('IO' or interest-only), while the other class will receive all of the principal ('PO' or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organizations.

In addition to the stripped mortgage securities described above, the Strategic Bond Fund may invest in similar securities such as Super POs, Levered IOs and IOettes which are more volatile than POs and IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Strategic Bond Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund. See 'Additional Information Concerning Taxes' in this SAI. SEE ALSO MORTGAGE-BACKED SECURITIES IN THIS SECTION.

STRUCTURED INSTRUMENTS

Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker-dealer or other financial institution. They generally consist of a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell ('put') the fund's interest in the underlying bonds at par plus accrued interest to a financial institution (a 'Liquidity Provider'). With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which a Fund may invest include: (1) 'Tender Option Bonds', which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) 'Swap Products', in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) 'Partnerships', which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Structured instruments may be considered to be derivatives.

SUPRANATIONAL DEBT OBLIGATIONS

Supranational entities include international organizations designated or supported by governmental entities and international banking institutions and related government agencies to promote economic reconstruction or development. Examples include the World Bank, the European Investment Bank, the European Bank for Reconstruction and Development, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future. SEE FOREIGN SECURITIES AND FOREIGN ISSUERS, AND SOVEREIGN DEBT IN THIS SECTION.

TBA PURCHASE COMMITMENTS

TBA or 'To Be Announced' purchase commitments are commitments to purchase securities for a fixed price at a future date, typically not exceeding 75 to 90 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security

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

to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities and a Fund will set aside cash or other liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If s Fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. SEE ALSO WHEN-ISSUED AND DELAYED DELIVERY SECURITIES IN THIS SECTION.

U.S. GOVERNMENT OBLIGATIONS

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association ('Ginnie Maes')); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation ('Freddie Macs')). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, Fannie Mae and the Student Loan Marketing Association. SEE ALSO MORTGAGE-BACKED SECURITIES IN THIS SECTION.

VARIABLE AMOUNT MASTER DEMAND NOTES

A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the Funds, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each Fund therefore may only invest in a master demand note to the extent that the investment would not violate the Fund's limits on restricted and illiquid securities.

WARRANTS

Warrants are securities which permit, but do not obligate, their holder to subscribe for other securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

WHEN-ISSUED SECURITIES

Securities purchased on a 'when-issued' or on a 'forward delivery basis means that delivery of the securities occurs beyond customary settlement times. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a 'when, as and if issued' basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate

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

reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Portfolio until settlement takes place.

At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a Fund will identify on its books cash or liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered advantageous. SEE TBA SECURITIES IN THIS SECTION.

ZERO COUPON SECURITIES, PIK BONDS AND DEFERRED PAYMENT SECURITIES

Certain of the Funds may invest in zero coupon securities, PIK bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A Fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

Deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those of zero coupon bonds. SEE ALSO DEFERRED INTEREST BONDS IN THIS SECTION.

Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

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                    INVESTMENT RESTRICTIONS AND LIMITATIONS

Unless otherwise indicated, the investment restrictions described below are fundamental investment policies which may be changed only when permitted by law, if applicable, and approved by the holders of a majority of the applicable Fund's outstanding voting securities, which, as defined by the 1940 Act means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Except for the investment restrictions set forth below which are indicated as fundamental policies and as otherwise set forth in the Prospectus and this SAI, the policies and percentage limitations referred to in this SAI and in the Prospectus are not fundamental policies of the Funds and may be changed by a Fund without applicable shareholder approval.

If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction set forth below is adhered to at the time a transaction is effected, a later change in percentage ownership of a security or kind of security resulting from changing market values or a similar type of event will not be considered a violation of such policy or restriction.

INVESTMENT RESTRICTIONS

None of the All Cap Value Fund, Balanced Fund, High Yield Bond Fund, Large Cap Growth Fund, Small Cap Growth Fund, Strategic Bond Fund, and U.S. Government Fund may:

    (1) underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

    (2) purchase or sell real estate, although the Fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities;

    (3) purchase or sell commodities or commodity contracts except that the Fund may engage in hedging and derivative transactions to the extent permitted by its investment policies as stated in the Prospectus and this SAI;

    (4) make loans, except that (a) the Fund may purchase and hold debt securities in accordance with its investment objective(s) and policies,
    (b) the Fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies,
    (c) the Fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities, and
    (d) delays in the settlement of securities transactions will not be considered loans;

    (5) purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization; or

    (6) issue senior securities except as may be permitted by the 1940 Act.

In addition to the fundamental investment policies above, none of the Balanced Fund, High Yield Bond Fund, Large Cap Growth Fund, Small Cap Growth Fund, Strategic Bond Fund and U.S. Government Fund may, as a fundamental policy:

    (7) purchase securities of any issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to this restriction and provided that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same

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    investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund;

    (8) borrow money (including entering into reverse repurchase agreements), except for temporary or emergency purposes and then not in excess of 10%
    (33 1/3% in the case of the Large Cap Growth Fund measured at all times not simply at the time of borrowing) of the value of the total assets of the applicable Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase additional securities at any time its borrowings exceed 5% of total assets, provided, however, that the Fund may increase its interest in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund while such borrowings are outstanding); or

    (9) invest more than 25% of the total assets of the Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by the Fund), provided, however, that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund.

For purposes of investment limitations (7) and (9) above, both the borrower of a Loan and the Lender selling a Participation will be considered an 'issuer.' See 'Additional Investment Activities and Risk Factors -- Loan Participations and Assignments.'

Investment restrictions numbered (1) through (9) above are all fundamental policies.

In addition, none of the All Cap Value Fund, Balanced Fund, High Yield Bond Fund, Strategic Bond Fund, and U.S. Government Fund may, as a non-fundamental policy:

    (1) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with purchases or sales of futures contracts);

    (2) except with respect to the All Cap Value Fund, sell securities short (except for short positions in a futures contract or forward contract);

    (3) purchase or retain any securities of an issuer if one or more persons affiliated with the Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

    (4) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities;

    (5) except with respect to the All Cap Value Fund, purchase the securities of any issuer if by reason thereof the value of its investment in all securities of that issuer will exceed 5% of the value of the issuer's total assets;

    (6) except with respect to the All Cap Value Fund, purchase securities of issuers which it is restricted from selling to the public without registration under the 1933 Act if by reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets, provided, however, that this limitation shall not apply to Rule 144A securities if determined by the Directors to be liquid;

    (7) except with respect to the All Cap Value Fund, invest more than 5% of its total assets in securities of unseasoned issuers (other than securities issued or guaranteed by U.S. federal or

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    state or foreign governments or agencies, instrumentalities or political subdivisions thereof) which, including their predecessors, have been in operation for less than three years;

    (8) except with respect to the All Cap Value Fund, purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets;

    (9) except with respect to the All Cap Value Fund, invest in warrants (other than warrants acquired by a Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants that are not listed on AMEX or NYSE; or

    (10) invest for the purpose of exercising control over the management of any company.

The Capital Fund may not:

    (1) hold more than 25% of the value of its total assets in the securities of any single company or in the securities of companies in any one industry. As to 50% of the value of its total assets, the Fund's investment in any one security other than United States Government obligations will not exceed 5% of the value of its total assets and as to this 50%, the Fund will not invest in more than 10% of the outstanding voting securities of any one issuer;

    (2) borrow money or pledge or mortgage its assets, except as described under 'Additional Information on the Fund Investments and Investment Policies' and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

    (3) underwrite securities, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the 1933 Act ('restricted securities'); in such registrations the Fund may technically be deemed an 'underwriter' for purposes of the 1933 Act. No more than 10% of the value of Fund's total assets may be invested in illiquid securities;

    (4) make loans other than through (a) the lending of its portfolio securities in accordance with the procedures described under 'Additional Investment Activities and Risk Factors -- Loans of Portfolio Securities' in this SAI, or (b) entering into repurchase agreements in an amount up to an aggregate of 25% of its total assets, but this restriction shall not prevent the Fund from buying a portion of an issue of bonds, debentures or other obligations which are liquid, or from investing up to an aggregate of 10% (including investments in other types of illiquid securities) of the value of its total assets in portions of issues of bonds, debentures or other obligations of a type privately placed with financial institutions and which are illiquid;

    (5) invest more than 10% of the value of the Fund's total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities which are not readily marketable;

    (6) invest in companies for the purpose of exercising control or management. (The Fund may on occasion be considered part of a control group of a portfolio company by reason of the size or manner of its investment, in which event the securities of such portfolio company held by the Fund may not be publicly saleable unless registered under the 1933 Act or pursuant to an available exemption thereunder.);

    (7) purchase securities on margin (except for such short-term credits as are necessary for the clearance of transactions and except that the Fund may make deposits in connection with transactions in options on securities) or make short sales of securities (except for sales 'against the box');

    (8) purchase or sell real estate, interests in real estate, interests in real estate investment trusts, or commodities or commodity contracts; however, the Fund (a) may purchase interests in real estate investment trusts or companies which invest in or own real estate if the securities of such trusts or companies are registered under the 1933 Act and are readily

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

    marketable and (b) may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency contracts and buy, sell and write options on currencies;

    (9) purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. Any such purchase will be made only in the open market where no profit to a sponsor or dealer results from the purchase, except for the customary broker's commission. This restriction shall not apply to investment company securities received or acquired by the Fund pursuant to a merger or plan of reorganization;

    (10) purchase or hold securities of an issuer if one or more persons affiliated with the Fund or with SaBAM owns beneficially more than 1/2 of 1% of the securities of that issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer;

    (11) buy portfolio securities from, or sell portfolio securities to, any of the Fund's officers, Directors or employees of its Investment Manager or distributor, or any of their officers or Directors, as principals;

    (12) purchase or sell warrants; however, the Fund may invest in debt or other securities which have warrants attached (not to exceed 10% of the value of the Fund's total assets). Covered options with respect to no more than 10% in value of the Fund's total assets will be outstanding at any one time;

    (13) invest in interest in oil, gas or other mineral exploration or development programs.

    (14) issue senior securities except as may be permitted by the 1940 Act.

Investment restrictions numbered (1) through (14) above are fundamental investment policies of the Capital Fund.

The Cash Management Fund may not:

    (1) purchase the securities of any one issuer, other than the U.S. government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer; provided, however, that such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. government, its agencies or instrumentalities; and provided, further, that the Fund may invest more than 5% (but no more than 25%) of the value of the Fund's total assets in the securities of a single issuer for a period of up to three business days;

    (2) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets);

    (3) invest more than 10% of the value of its net assets in securities which are illiquid, including repurchase agreements having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties and having notice periods of more than seven days, receivables-backed obligations and variable amount master demand notes that are not readily saleable in the secondary market and with respect to which principal and interest may not be received within seven days, and securities that would be illiquid by virtue of legal or contractual restrictions on resale;

    (4) invest less than 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements), provided that if at some future date adverse conditions prevail in the banking industry or in the market for bank obligations, the Fund, for defensive purposes, may invest temporarily less than 25% of its assets in bank obligations;

    (5) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (2) above;

    (6) purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, with respect to bank obligations or with respect to repurchase agreements collateralized by any of such obligations (the fundamental policy of the Fund to invest at least 25% of its assets in bank obligations is described in the Prospectus);

    (7) own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the U.S. government or any agency or instrumentality thereof);

    (8) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that the Fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost-or penny-rounding method, if immediately after any such purchase the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

    (9) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

    (10) sell securities short;

    (11) purchase or sell commodities or commodity contracts, including futures contracts;

    (12) invest for the purposes of exercising control over management of any company;

    (13) make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker's acceptances and fixed time deposits) in accordance with its investment objectives and policies; and (b) enter into repurchase agreements with respect to portfolio securities;

    (14) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

    (15) purchase real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

    (16) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

    (17) purchase warrants; or

    (18) issue senior securities except as may be permitted by the 1940 Act.

The investment restrictions numbered (1) through (18) above are fundamental investment policies of the Cash Management Fund. For the purpose of applying the above percentage restrictions and the percentage investment limitations set forth above to receivables-backed obligations, the special purpose entity issuing the receivables-backed obligations and/or one or more of the issuers of the underlying receivables will be considered an issuer in accordance with applicable regulations.

The Investors Value Fund may not:

    (1) purchase any securities of another issuer (other than the United States of America) if upon said purchase more than 5% of its net assets would consist of securities of such issuer, or purchase more than 10% of any class of securities of such issuer;

    (2) borrow money, except (a) in order to meet redemption requests or (b) as a temporary measure for extraordinary or emergency purposes and, in the case of both (a) and (b), only from banks and only in an aggregate amount not to exceed 5% of its total assets taken at cost or value, whichever is less, or mortgage or pledge any of its assets and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

    (3) lend its funds or other assets to any other person other than through the purchase of liquid debt securities pursuant to the Fund's investment policies, except that (a) the Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets, provided that the borrower may not be affiliated, directly or indirectly, with the Fund and (b) the Fund may enter into repurchase agreements in an amount up to an aggregate of 25% of its total assets;

    (4) invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the net assets of the Fund to be so invested;

    (5) purchase any securities on margin (except that the Fund may make deposits in connection with transactions in options on securities), make any so-called 'short' sales of securities or participate in any joint or joint and several trading accounts;

    (6) act as underwriter of securities of other issuers;

    (7) purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary broker's commission, results from such purchase (but the aggregate of such investments shall not be in excess of 10% of the net assets of the Fund), or except when such purchase is part of a plan of merger or consolidation;

    (8) buy securities from, or sell securities to, any of its officers, Directors, employees, investment manager or distributor, as principals;

    (9) purchase or retain any securities of an issuer if one or more persons affiliated with the Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

    (10) purchase real estate (not including investments in securities issued by real estate investment trusts) or commodities or commodity contracts, provided that the Fund may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency transactions and buy, sell and write options on currencies;

    (11) issue senior securities except as may be permitted by the 1940 Act;

    (12) invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants that are not listed on AMEX or NYSE;

    (13) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; or

    (14) purchase or sell real property (including limited partnership interests) except to the extent described in investment restriction number
    (10) above.

Investment restrictions (1) through (11) described above are fundamental investment policies of the Investors Value Fund. Restrictions (12) through (14) are non-fundamental investment policies of the Investors Value Fund.

The New York Municipal Money Market Fund may not:

    (1) invest more than 10% of the value of its net assets in securities which are illiquid, including repurchase agreements having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties and having notice periods of more than seven days and securities that would be illiquid by virtue of legal or contractual restrictions on resale;

    (2) purchase any securities which would cause more than 25% of the value of its total assets to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in
    (a) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or by any state or territory, any possessions of the United States, or any of their authorities, agencies, instrumentalities or political subdivisions, (b) bank obligations, or
    (c) repurchase agreements with respect to any such obligations;

    (3) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets);

    (4) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (3) above;

    (5) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the United States government, its agencies or instrumentalities; however, up to 50% of the value of the total assets of the Fund may be invested without regard to this limitation so long as no more than 25% of its total assets are invested in the securities of any one issuer;

    (6) own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the United States government or any agency or instrumentality thereof);

    (7) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that the Fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost or penny-rounding method, if immediately after any such purchase the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

    (8) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

    (9) sell securities short;

    (10) purchase or sell commodities or commodity contracts, including futures contracts;

    (11) invest for the purpose of exercising control over management of any company;

    (12) make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker's acceptances and fixed time deposits) in accordance with its investment objectives and policies; and (b) enter into repurchase agreements with respect to portfolio securities;

    (13) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

    (14) purchase real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

    (15) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

    (16) purchase warrants; or

    (17) issue senior securities except as may be permitted by the 1940 Act.

Investment restrictions numbered (1) through (17) above are fundamental investment policies of the New York Municipal Money Market Fund. For purposes of the investment limitations listed above, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of any agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the non-governmental user, such non-governmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee may be considered a separate security and may be treated as an issue of such government or entity in accordance with applicable regulations.

None of the California Tax Free Bond Fund, National Tax Free Bond Fund or New York Tax Free Bond Fund may:

    (1) borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed or purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value (it is intended that the Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities);

    (2) underwrite securities issued by other persons except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the 1933 Act in selling a security;

    (3) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or fixed time deposits or the purchase of short-term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions (the purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan);

    (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund from purchasing or selling futures contracts or options thereon, and the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the
    Fund);

    (5) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction; or

    (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

Investment restrictions numbered (1) through (6) above are fundamental investment policies of California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund. Also, as more fully described in the Prospectus, California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund have the following fundamental policies:

for California Tax Free Bond Fund, under normal circumstances at least 80% of the Fund's assets are invested in California municipal obligations, for National Tax Free Bond Fund, under normal circumstances at least 80% of the Fund's assets are invested in tax-exempt municipal obligations, and for New York Tax Free Bond Fund, as a fundamental policy, under normal circumstances at least 80% of the Fund's assets are invested in New York municipal obligations. For purposes of the investment restrictions for the California Tax Free Bond Fund, National Tax Free bond Fund and New York Tax Free Bond Fund described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. The California Tax Free Bond Fund treats industries such as telecommunications, electric utilities and gas utilities as separate industries for purposes of restriction (5) above. For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing. For purposes of investment restriction (4) above, each Fund also may purchase and sell securities issued by companies that invest or deal in real estate or real estate investment trusts.

As an operating policy, the National Tax Free Bond Fund will not invest more than 15% of its net assets (taken at market value), and the California and New York Tax Free Bond Funds will not invest more than 10% of their respective net assets (taken at market value) in securities for which there is no readily available market. Each Fund's policy with respect to illiquid securities is not fundamental and may be changed without shareholder approval.

The Mid Cap Fund may not:

    (1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

    (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

    (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business (the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities);

    (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

    (5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; or

    (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

The investment restrictions numbered (1) through (6) above are fundamental investment restrictions of the Mid Cap Fund. As a non-fundamental policy, the Mid Cap Fund will not invest more than 15% of its net assets in illiquid or restricted securities.

                                   * * * * *

Each of the Series Funds, the Capital Fund and the Investors Value Fund may, in the future, seek to achieve its investment objective(s) by investing all of its assets in a no-load, open-end management investment company for which SaBAM serves as investment manager and which has substantially the same investment objective(s) and policies and substantially the same investment restrictions as those applicable to such Fund. In such event, the Fund's applicable investment advisory agreement would be terminated since the investment management would be performed by or on behalf of such other registered investment company.

Each of the California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund may seek to achieve its investment objective(s) in the future by investing in one or more investment companies to the extent not prohibited by the 1940 Act. Fund shareholders would be given thirty (30) days prior written notice of such change in structure.

                                   MANAGEMENT

The business and affairs of each Fund are managed under the direction of a Board of Directors (a Board of Trustees in the case of the California Tax Free Bond Fund, the Mid Cap Fund, the National Tax Free Bond Fund and the New York Tax Free Bond Fund). The applicable Board of each Fund approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Investment Manager, administrator, custodian and transfer agent. The Funds' day-to-day operations are delegated to the Investment Manager and administrator. References in this SAI to a Fund's Board means the Fund's Board of Directors or Board of Trustees, as applicable. References in this SAI to a Director or Directors include both directors and trustees, as applicable, of the Board of Directors of Salomon Brothers Series Funds Inc, Capital Fund and Investors Value Fund, and of the Board of Trustees of Salomon Funds Trust.


                             DIRECTORS AND OFFICERS


An asterisk (*) in any of the tables below identifies those Directors and officers who are 'interested persons' as defined in the 1940 Act. Each Director and officer noted as an interested person is interested by virtue of that individual's position with Citigroup Inc. ('Citigroup') or its affiliates described in the table below.

DIRECTORS OF EACH FUND. The table below sets out the current Directors of each Fund, together with information about their term of office.

                                                               TERM OF OFFICE(1) &
                         NAME                                 LENGTH OF TIME SERVED
                         ----                                 ---------------------
ALL CAP VALUE FUND, BALANCED FUND, CASH MANAGEMENT FUND, HIGH YIELD BOND FUND, LARGE CAP
GROWTH FUND, NEW YORK MUNICIPAL MONEY MARKET FUND, SMALL CAP GROWTH FUND, STRATEGIC BOND
FUND, U.S. GOVERNMENT FUND (THE SERIES FUNDS)

DISINTERESTED DIRECTORS  Carol L. Colman                            Since 1996
                         Daniel P. Cronin                           Since 1996
                         Leslie H. Gelb                             Since 2002
                         William R. Hutchinson                      Since 2003
                         Dr. Riordan Roett                          Since 2002
                         Jeswald W. Salacuse                        Since 2002

INTERESTED DIRECTOR      R. Jay Gerken, CFA*                        Since 2002

CAPITAL FUND & INVESTORS VALUE FUND

DISINTERESTED DIRECTORS  Andrew L. Breech                           Since 1991
                         Carol L. Colman                            Since 1998
                         William R. Dill                            Since 1985
                         William R. Hutchinson                      Since 2003
                         Louis P. Mattis                            Since 1986
                         Thomas F. Schlafly                  Capital Fund: Since 1986
                                                         Investors Value Fund: Since 1983
INTERESTED DIRECTOR      R. Jay Gerken, CFA*                        Since 2002

CALIFORNIA TAX FREE BOND FUND, MID CAP FUND, NATIONAL TAX FREE BOND FUND & NEW YORK TAX
FREE BOND FUND

DISINTERESTED TRUSTEES   Elliott J. Berv                            Since 1986
                         Mark T. Finn                               Since 1990
                         Stephen Randolph Gross                     Since 2003
                         Diana Harrington                           Since 1992
                         Susan B. Kerley                            Since 1992

INTERESTED TRUSTEE       R. Jay Gerken, CFA*                        Since 2002

(1) Indicates the date when a Director began to hold office for a Fund within the Series. Each Director holds office for an indefinite term until the earlier of (a) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and qualified, or (b) a Director resigns or dies his or her term as a Director is terminated in accordance with the applicable Fund's charter documents.

ADDITIONAL BIOGRAPHICAL INFORMATION CONCERNING DIRECTORS. Below is an alphabetical listing of all Directors of the Funds, not broken out by individual Fund, detailing their addresses, ages, their principal occupations during at least the past five years (their titles may have varied during that period), the number of investment companies in the Fund complex that each Director oversees, and the other board memberships held by each Director that are not included under 'Principal Occupations.' The address of each Director, unless otherwise indicated, is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.


                                                            NUMBER OF
                                                            PORTFOLIOS
                                                             IN FUND
                                   PRINCIPAL OCCUPATION(S)  COMPLEX(1)    OTHER DIRECTORSHIPS
      NAME, ADDRESS AND AGE          DURING PAST 5 YEARS     OVERSEEN       HELD BY DIRECTOR
      ---------------------          -------------------     --------       ----------------
Elliott J. Berv .................  Executive Vice               37       Board Member, American
Birth year: 1943                   President and Chief                   Identity Corp. (doing
                                   Operations Officer,                   business as Morpheus
                                   DigiGym Systems (on-                  Technologies)
                                   line personal training                (biometric information
                                   systems) (since 2001);                management) (since
                                   Consultant, Catalyst                  2001; consultant since
                                   (consulting) (since                   1999); Director,
                                   1984); Chief Executive                Lapoint Industries
                                   Officer, MotoCity USA                 (industrial filter
                                   (motorsport racing)                   company) (since 2002).
                                   (since 2004); Director,
                                   Alzheimer's Association
                                   (New England Chapter)
                                   (since 1998); Board
                                   Member, Savannah Music
                                   Festival.

Andrew L. Breech ................  President, Dealer             3                None
2120 Wilshire Blvd.                Operating Control
Santa Monica, CA 90403             Service, Inc.
Birth year: 1952                   (automotive management)
                                   (since 1985).

Carol L. Colman .................  President, Colman            37                None
Colman Consulting Co.              Consulting Co.
278 Hawley Road
North Salem, NY 10560
Birth year: 1946

Daniel P. Cronin ................  Formerly, Associate          34                None
24 Woodlawn Ave                    General Counsel,
New Rochelle, NY 10804             Pfizer, Inc.
Birth year: 1946

William R. Dill .................  Retired                       3                None
25 Birch Lane
Cumberland Foreside, ME 04110
Birth year: 1930

                                                            NUMBER OF
                                                            PORTFOLIOS
                                                             IN FUND
                                   PRINCIPAL OCCUPATION(S)  COMPLEX(1)    OTHER DIRECTORSHIPS
      NAME, ADDRESS AND AGE          DURING PAST 5 YEARS     OVERSEEN       HELD BY DIRECTOR
      ---------------------          -------------------     --------       ----------------
Mark T. Finn ....................  Chairman, Chief              37       Former President and
Birth year: 1943                   Executive Officer and                 Director, Delta
                                   Owner, Vantage                        Financial Inc.
                                   Consulting Group, Inc.                (investment advisory
                                   (investment advisory                  firm) (1983-1999)
                                   and consulting firm)
                                   (since 1988; consultant
                                   prior to 1988); Adjunct
                                   Professor, College of
                                   William & Mary (since
                                   2002);
                                   Principal/Member,
                                   Balvan Partners
                                   (investment management)
                                   (since 2002); former
                                   Vice Chairman and Chief
                                   Operating Officer,
                                   Lindner Asset
                                   Management Company
                                   (mutual fund company)
                                   (1999-2001); former
                                   General Partner and
                                   Shareholder, Greenwich
                                   Ventures, LLC
                                   (investment
                                   partnership) (1996-
                                   2001); former
                                   President, Secretary,
                                   and Owner, Phoenix
                                   Trading Co. (commodity
                                   trading advisory firm)
                                   (1997-2000).

Leslie H. Gelb ..................  President Emeritus and       34       Director of two
150 69th Street                    Senior Board Fellow,                  registered investment
New York, NY 10021                 The Council on Foreign                companies advised by
Birth year: 1937                   Relations; formerly,                  Advantage Advisers,
                                   Columnist, Deputy                     Inc. ('Advantage')
                                   Editorial Page Editor,
                                   Op-Ed Page, The New
                                   York Times.

                                                            NUMBER OF
                                                            PORTFOLIOS
                                                             IN FUND
                                   PRINCIPAL OCCUPATION(S)  COMPLEX(1)    OTHER DIRECTORSHIPS
      NAME, ADDRESS AND AGE          DURING PAST 5 YEARS     OVERSEEN       HELD BY DIRECTOR
      ---------------------          -------------------     --------       ----------------
R. Jay Gerken, CFA* .............  Managing Director of        219                None
399 Park Avenue                    Citigroup Global
New York, NY 10022                 Markets Inc. ('CGM');
Birth year: 1951                   Chairman, President and
                                   Chief Executive Officer
                                   of Smith Barney Fund
                                   Management LLC
                                   ('SBFM'), Travelers
                                   Investment Adviser,
                                   Inc. ('TIA') and Citi
                                   Fund Management Inc.
                                   ('CFM'); President and
                                   Chief Executive Officer
                                   of certain mutual funds
                                   associated with
                                   Citigroup; formerly,
                                   Portfolio Manager of
                                   Smith Barney Allocation
                                   Series Inc. (1996-2001)
                                   and Smith Barney Growth
                                   and Income Fund
                                   (1996-2000).

Stephen Randolph Gross ..........  Chief Executive              37       Director, Anderson
Birth year: 1947                   Officer, HLB Gross                    Calhoun (assisted
                                   Collins, P.C.                         living) (since 1987);
                                   (accounting firm)                     former Director,
                                   (since 1979);                         United Telesis, Inc.
                                   Treasurer, Coventry                   (telecommunications)
                                   Limited, Inc. (since                  (1997-2002); former
                                   1985); former Partner,                Director, ebank.com,
                                   Capital Investment                    Inc. (1997-2004);
                                   Advisory Partners                     former Director, Yu
                                   (consulting)                          Save, Inc. (internet
                                   (2000-2002); former                   company) (1998-2000);
                                   Secretary, Carint N.A.                former Director,
                                   (manufacturing) (1988-                Hotpalm.com, Inc.
                                   2002); former Chief                   (wireless
                                   Operating Officer,                    applications)
                                   General Media                         (1998-2000).
                                   Communications, Inc.
                                   (March 2003-August
                                   2003); former Managing
                                   Director, Fountainhead
                                   Ventures, L.L.C.
                                   (consulting )
                                   (1998-2003); former
                                   Treasurer, Hank Aaron
                                   Enterprises (fast food
                                   franchise) (1985-2001).

Diana Harrington ................  Professor, Babson            37                None
Birth year: 1940                   College (since 1993);
                                   Independent Consultant
                                   (since 1977).

                                                            NUMBER OF
                                                            PORTFOLIOS
                                                             IN FUND
                                   PRINCIPAL OCCUPATION(S)  COMPLEX(1)    OTHER DIRECTORSHIPS
      NAME, ADDRESS AND AGE          DURING PAST 5 YEARS     OVERSEEN       HELD BY DIRECTOR
      ---------------------          -------------------     --------       ----------------
William R. Hutchinson ...........  President, WR                44       Director, Associated
535 N. Michigan                    Hutchinson &                          Banc-Corp.
Suite 1012                         Associates, Inc.
Chicago, IL 60611                  (Consultants); formerly
Birth year: 1942                   Group Vice President,
                                   Mergers and
                                   Acquisitions, BP AMOCO

Susan B. Kerley .................  Consultant, Strategic        37       Lead Independent
Birth year: 1951                   Management Advisors,                  Diretor, Mainstay
                                   LLC (investment                       Funds (formerly
                                   consulting) (since                    Eclipse Funds)
                                   1990).                                (currently supervises
                                                                         12 investment
                                                                         companies in Fund
                                                                         Complex) (since 1990).

Louis P. Mattis .................  Consultant, Mattis &          3                None
P.O. Box 6535                      Co. LLC (consulting)
Snowmass Village, CO 81615         (since 1995).
Birth year: 1941

Alan G. Merten ..................  President, George Mason      37       Director Xybernaut
Birth year: 1941                   University (since                     Corporation (since
                                   1996).                                2004); Director
                                                                         Braunbench, Inc.
                                                                         (since 2004); former
                                                                         Director, Comshare,
                                                                         Inc. (information
                                                                         technology)
                                                                         (1985-2003)

Dr. Riordan Roett ...............  Professor and Director,      34                None
The Johns Hopkins University       Latin America Studies
1740 Massachusetts Ave., NW        Program, Paul H. Nitze
Washington, DC 20036               School of Advanced
Birth year: 1938                   International Studies,
                                   The Johns Hopkins
                                   University.

Jeswald W. Salacuse .............  Henry J. Barker              34       Director of two
Tufts University -- The Fletcher   Professor of Commercial               registered investment
School of Law & Diplomacy          Law and formerly Dean,                companies advised by
160 Packard Avenue                 The Fletcher School of                Advantage
Medford, MA 02155                  Law & Diplomacy.
Birth year: 1938

Thomas F. Schlafly ..............  Of Counsel, Blackwell         3                None
720 Olive Street                   Sanders Peper Martin
St. Louis, MO 63101                LLP (law firm) (since
Birth year: 1948                   1984); President, The
                                   Saint Louis Brewery,
                                   Inc. (brewery) (since
                                   1991).



(1) A Fund complex ('Fund Complex') means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.


OFFICERS OF EACH FUND. The table below sets out the current executive officers of each Fund, together with information about their term of office.

                                                                        TERM OF OFFICE(1) AND
POSITION                                                NAME            LENGTH OF TIME SERVED
--------                                                ----            ---------------------
ALL CAP VALUE FUND, BALANCED FUND, CASH MANAGEMENT FUND, HIGH YIELD BOND FUND, LARGE CAP
GROWTH FUND, NEW YORK MUNICIPAL MONEY MARKET FUND, SMALL CAP GROWTH FUND, STRATEGIC BOND
FUND, U.S. GOVERNMENT FUND (THE SERIES FUNDS)
Chairman, President and Chief Executive        R. Jay Gerken, CFA*         Since 2002
Officer
Senior Vice President and Chief                Andrew B. Shoup*            Since 2004
Administrative Officer                                                     Since 2003
Chief Compliance Officer and Chief Anti-Money  Andrew Beagley*             Since 2002
Laundering Compliance Officer
Secretary and Chief Legal Officer              Robert I. Frenkel*          Since 2003
Treasurer and Chief Financial Officer          Frances M. Guggino*         Since 2002
Controller                                     Wendy S. Setnicka*          Since 2004
Assistant Secretary                            Thomas C. Mandia*           Since 2000
Assistant Secretary                            Robert M. Nelson*           Since 2002
Assistant Secretary                            William J. Renahan*         Since 2002
Executive Vice President                       Robert E. Amodeo, CFA*      Since 1992
Executive Vice President                       Alan Blake*                 Since 2004
Executive Vice President                       Charles K. Bardes*          Since 1998
Executive Vice President                       James E. Craige, CFA*       Since 1995
Executive Vice President                       Thomas A. Croak*            Since 1998
Executive Vice President                       Thomas K. Flanagan*         Since 1995
Executive Vice President                       Roger M. Lavan, CFA*        Since 1995
Executive Vice President                       Vincent Gao, CFA*           Since 1999
Executive Vice President                       John G. Goode*              Since 2002
Executive Vice President                       Peter J. Hable*             Since 2002
Executive Vice President                       Maureen O'Callaghan*        Since 1997
Executive Vice President                       Beth A. Semmel, CFA*        Since 1995
Executive Vice President                       Peter J. Wilby, CFA*        Since 1995
Executive Vice President                       George J. Williamson*       Since 1998

CAPITAL FUND & INVESTORS VALUE FUND
Chairman, President and Chief Executive        R. Jay Gerken, CFA*         Since 2002
Officer
Senior Vice President and Chief                Andrew B. Shoup*            Since 2003
Administrative Officer
Executive Vice President (Capital Fund only)   Kevin Caliendo*             Since 2004
Executive Vice President (Investors Value      Robert Feitler*             Since 2004
Fund only)
Secretary and Chief Legal Officer              Robert I. Frenkel*          Since 2003
Executive Vice President (Investors Value      Mark J. McAllister*         Since 2000
Fund only)
Chief Anti-Money Laundering Compliance         Andrew Beagley*             Since 2002
Officer and Chief Compliance Officer
Treasurer and Chief Financial Officer          Frances M. Guggino*         Since 2002
Controller                                     Wendy S. Setnicka*          Since 2004
Assistant Secretary                            Thomas C. Mandia*           Since 2000
Assistant Secretary                            Robert M. Nelson*           Since 2002
Assistant Secretary                            Barbara J. Allen*           Since 2004

CALIFORNIA TAX FREE BOND FUND, MID CAP FUND, NATIONAL TAX FREE BOND FUND & NEW YORK TAX FREE
BOND FUND
Chairman, President and Chief Executive        R. Jay Gerken, CFA*         Since 2002
Officer
Chief Financial Officer and Treasurer          Frances Gruggino*           Since 2004
Chief Administrative Officer                   Andrew B. Shoup*            Since 2003
Secretary and                                  Robert I. Frenkel*          Since 2000
Chief Legal Officer                                                        Since 2003

                                                                        TERM OF OFFICE(1) AND
POSITION                                                NAME            LENGTH OF TIME SERVED
--------                                                ----            ---------------------
Chief Compliance Officer and Chief Anti-Money  Andrew Beagley*             Since 2002
Laundering Compliance Officer
Controller                                     Wendy S. Setnicka*          Since 2004
Assistant Secretary                            Thomas C. Mandia*           Since 2000
Assistant Secretary                            Rosemary D. Emmens*         Since 2000
Assistant Secretary                            Harris C. Goldblat*         Since 2000


(1) The executive officers are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.


ADDITIONAL BIOGRAPHICAL INFORMATION CONCERNING OFFICERS. Below is an alphabetical listing of all officers of the Funds, not broken out by individual Fund, detailing their ages, addresses and their principal occupations during at least the past five years (their titles may have varied during that period). The address of each officer, unless otherwise indicated, is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. Please note that 'SaBAM' refers to Salomon Brothers Asset Management Inc.; 'CGM' refers to Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.); and 'CAM' refers to Citibank Asset Management.



      NAME, ADDRESS AND AGE                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
      ---------------------                 -------------------------------------------
Barbara J. Allen* ................  Director and Associate General Counsel, CAM (since 2004);
153 East 53rd Street                Vice President, CAM (2004-1999); Assistant Secretary of
New York, NY 10022                  certain mutual funds associated with Citigroup.
Birth Year: 1957

Robert E. Amodeo* ................  Managing Director (since 2002) and Director (1999-2002),
Birth year: 1964                    SaBAM and CGM; Vice President, SaBAM and CGM (1992-1999);
                                    officer of certain mutual funds associated with Citigroup.

Charles K. Bardes* ...............  Vice President, SaBAM and CGM; officer of certain mutual
Birth year: 1959                    funds associated with Citigroup.

Andrew Beagley* ..................  Director, CGM (since 2000); Director of Compliance, North
Birth year: 1962                    America, CAM (since 2000); Chief Anti-Money Laundering
                                    Compliance Officer and Chief Compliance Officer of mutual
                                    funds associated with Citigroup; Director of Compliance,
                                    Europe, the Middle East and Africa, CAM (1999-2000);
                                    Compliance Officer, Salomon Brothers Asset Management
                                    Limited, Smith Barney Global Capital Management Inc.

Alan Blake* ......................  Managing Director of CAM; officer of certain mutual funds
Birth year: 1949                    associated with Citigroup.

Robert Brault* ...................  Director of CGM; Chief Financial Officer and Treasurer of
Birth year: 1965                    certain mutual funds associated with Citigroup; Assistant
                                    Treasurer of certain mutual funds associated with
                                    Citigroup; Director of Internal Controls for CAM U.S.
                                    Mutual Fund Administration (from 2002-2004); Director of
                                    Project Management & Information Systems for CAM U.S.
                                    Mutual Fund Administration (from 2000-2002); Vice President of Mutual Fund Administration at Investors Capital Services
                                    (from 1999-2000).

Michael Buono* ...................  Vice President, Citigroup Asset Management (since 2003);
Birth year: 1967                    Director, CGM and SaBAM (since 1998); Vice President, CGM
                                    and SaBAM (1992-1998); officer of certain mutual funds
                                    associated with Citigroup.

James E. Craige, CFA* ............  Managing Director of CGM and SaBAM (since December 1998);
Birth year: 1967                    Director of CGM and SaBAM (since 1998) and Vice President
                                    of CGM and SaBAM (1992-1998); officer of certain mutual
                                    funds associated with Citigroup.

Thomas A. Croak* .................  Vice President of SaBAM; officer of certain mutual funds
Birth year: 1961                    associated with Citigroup.

      NAME, ADDRESS AND AGE                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
      ---------------------                 -------------------------------------------
Rosemary D. Emmens* ..............  Director and Associate General Counsel, CAM (since 1998);
CAM                                 Counsel, The Dreyfus Corporation (1995-1998); Assistant
300 First Stamford Place            Secretary of certain mutual funds associated with
Stamford, CT 06902                  Citigroup.
Birth year: 1969

Robert Feitler* ..................  Director of SaBAM.
Birth year: 1959

Thomas K. Flanagan* ..............  Managing Director, SaBAM (since 1999); Director, SaBAM and
Birth year: 1953                    CGM (1991-1999).

Robert I. Frenkel* ...............  Managing Director and General Counsel, Global Mutual Funds
CAM                                 for CAM (since 1994); Secretary of CFM; Secretary and/or
300 First Stamford Place            Chief Legal Officer of certain mutual funds associated with
Stamford, CT 06902                  Citigroup.
Birth year: 1954

R. Jay Gerken, CFA* ..............  Managing Director of CGM; Chairman, President and Chief
Birth year: 1951                    Executive Officer of SBFM, TIA and CFM; President and Chief
                                    Executive Officer of certain mutual funds associated with
                                    Citigroup; formerly, Portfolio Manager of Smith Barney
                                    Allocation Series Inc. (1996-2001) and Smith Barney Growth
                                    and Income Fund (1996-2001).

Harris C. Goldblat* ..............  Director and Associate General Counsel, CAM (since 2000);
CAM                                 Assistant Secretary of certain mutual funds associated with
300 First Stamford Place            Citigroup; Associate, Stroock Stroock & Lavan LLP
Stamford, CT 06902                  (1997-2000).
Birth year: 1969

John G. Goode* ...................  Managing Director of SaBAM; officer of certain mutual funds
CAM                                 associated with Citigroup.
One Sansome Street
36th Floor
San Francisco, CA 94104
Birth year: 1944

Frances M. Guggino* ..............  Vice President, CAM; Treasurer and/or Controller of certain
CAM                                 funds associated with Citigroup (since 1991).
125 Broad Street
New York, NY 10004
Birth year: 1957

Peter J. Hable* ..................  Managing Director of SaBAM; officer of certain mutual funds
CAM                                 associated with Citigroup.
One Sansome Street
36th Floor
San Francisco, CA 94104
Birth year: 1958

Diane S. Landau* .................  Vice President, CGM; Fiduciary Oversight Manager of SaBAM
CAM                                 (since 2001); Assistant Controller of certain mutual funds
125 Broad Street                    associated with Citigroup; Senior Associate, Investors
New York, NY 10004                  Capital Services, Inc. (1999-2001).
Birth year: 1963

Roger M. Lavan, CFA* .............  Managing Director of SaBAM; officer of certain mutual funds
Birth year: 1963                    associated with Citigroup.

Thomas C. Mandia* ................  Managing Director and Deputy General Counsel, CAM (Since
300 First Stamford Place            1992); Assistant Secretary of certain mutual funds
Stamford, CT 06902                  associated with Citigroup.
Birth year: 1962

Mark J. McAllister* ..............  Managing Director, SaBAM; former Executive Vice President,
Birth year: 1962                    JLW Capital Mgt. Inc (1998-1999); officer of certain mutual funds associated with Citigroup.

      NAME, ADDRESS AND AGE                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
      ---------------------                 -------------------------------------------

Robert M. Nelson* ................  Director and Associate General Counsel, CAM (since 2004);
300 First Stamford Place            Vice-President, CAM (2004-1999); Assistant Secretary of
Stamford, CT 06902                  certain mutual funds associated with Citigroup.
Birth Year: 1950

Maureen O'Callaghan* .............  Managing Director, SaBAM (since 2001); Director and Vice
Birth year: 1964                    President, SaBAM (prior to 2001); officer of certain mutual funds associated with Citigroup.

Kaprel Ozsolak* ..................  Vice President of CGM; Controller of certain mutual funds
Birth year: 1965                    associated with Citigroup.

William J. Renahan* ..............  Director and Associate General Counsel, CAM (since 2004);
300 First Stamford Place            Vice-President, CAM (2004-1999); Assistant Secretary of
Stamford, CT 06902                  certain mutual funds associated with Citigroup.
Birth Year: 1969

Beth A. Semmel, CFA* .............  Managing Director of SaBAM; officer of certain mutual funds
Birth year: 1960                    associated with Citigroup.

Wendy S. Setnicka ................  Vice President of CGM; Controller of certain mutual funds
CAM                                 associated with Citigroup; Assistant Controller of certain
125 Broad Street, 10th Floor        mutual funds associated with Citigroup (from 2002 to 2004);
New York, NY 10004                  Accounting Manager with CGM (from 1998 to 2002).
Birth Year: 1964

Andrew B. Shoup* .................  Director of CAM; Senior Vice President and Chief
CAM                                 Administrative Officer of mutual funds associated with
125 Broad Street,                   Citigroup; Head of International Funds Administration of
10th Floor                          CAM (2001-2003); Director of Global Funds Administration of
New York, NY 10004                  CAM (2000-2001); Head of U.S. Citibank Funds Administration
Birth year: 1956                    of CAM (1998-2000).

Peter J. Wilby, CFA* .............  Managing Director of SaBAM; officer of certain mutual funds
Birth year: 1958                    associated with Citigroup.

George J. Williamson* ............  Director of SaBAM; officer of certain mutual funds
Birth year: 1933                    associated with Citigroup.






In accordance with its written charter, each Board's Audit Committee's primary purposes are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Funds the qualifications and independence of the Funds' independent registered public accounting firm, and the Funds' compliance with legal and regulatory requirements. The Audit Committees review the scope of the Funds' audits, the Funds' accounting and financial reporting policies and practices and its internal controls. The Audit Committees approve, and recommend to the Independent Directors of the Funds for their ratification, the selection, appointment, retention or termination of each Fund's independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committees also approve all audit and permissible non-audit services provided to the Funds by their independent registered public accounting firms and all permissible non-audit services provided by the Funds' independent registered public accounting firms to SaBAM and any affiliated service providers if the engagement relates directly to the Funds' operations and financial reporting. During the most recent fiscal year, the Audit Committees of the Series Funds, the Capital Fund and the Investors Value Fund met two times. The Audit Committee for the California Tax Free Bond, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund met four times during such Funds' last fiscal year.



The Board of Salomon Funds Trust also has a standing Governance Committee and a Performance and Review Committee. All Trustees who are not 'interested persons' of the Fund are members of the Governance and Performance and Review Committees. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee met four times during the fiscal year ended December 31, 2004. The Governance Committee does not have a procedure to consider nominees recommended by shareholders. The Performance and Review Committee is responsible for, among other things, reviewing Fund performance and benchmarks and overseeing the implementation and renewal of each Fund's management contract, distribution plans and distribution agreement. The Performance and Review Committee met four times during the fiscal year ended December 31, 2004.


The Board of each of the Series Funds, the Capital Fund and the Investors Value Fund has a standing Nominating Committee. All Directors who are not 'interested persons' of the Funds, within the meaning of the 1940 Act, are members of the Nominating Committee. The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee will accept nominees recommended by a shareholder as it deems appropriate. Shareholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders.

The following tables show the dollar range of equity securities owned by the Directors in the Funds and in other investment companies overseen by the Directors within the same family of investment companies as of December 31, 2004. Investment companies are considered to be in the same family if they share the same investment adviser or hold themselves out to investors as related companies.

                                  SERIES FUNDS


                                                          DOLLAR RANGE OF EQUITY SECURITIES
                          --------------------------------------------------------------------------------------------------
                                                                         CASH
                             ALL CAP VALUE                            MANAGEMENT    HIGH YIELD BOND           LARGE CAP
    NAME OF DIRECTOR             FUND              BALANCED FUND         FUND             FUND               GROWTH FUND
    ----------------             ----              -------------         ----             ----               -----------
DISINTERESTED DIRECTORS:
Carol L. Colman.........         None                  None              None             None                  None
Daniel P. Cronin........   $10,001 - $50,000     $10,001 - $50,000       None      $10,001 - $50,000      $10,001 - $50,000
Leslie H. Gelb..........         None                  None              None             None                  None
William R. Hutchinson...         None                  None              None             None                  None
Riordan Roett...........         None                  None              None             None                  None
Jeswald W. Salacuse.....         None                  None              None             None                  None

INTERESTED DIRECTOR:
R. Jay Gerken...........         None                  None              None      $50,001 - $100,000           None



                                                                                               AGGREGATE DOLLAR
                                                                                                RANGE OF EQUITY
                                                                                               SECURITIES IN ALL
                                                                                                  REGISTERED
                                                                                                  INVESTMENT
                            NEW                                                                    COMPANIES
                           YORK                                                                 OVERSEEN BY THE
                         MUNICIPAL                                                  U.S.        DIRECTOR IN THE
                           MONEY                                                 GOVERNMENT        FAMILY OF
                          MARKET      SMALL CAP GROWTH       STRATEGIC BOND        INCOME         INVESTMENT
   NAME OF DIRECTOR        FUND             FUND                  FUND              FUND           COMPANIES
   ----------------        ----             ----                  ----              ----           ---------
DISINTERESTED
  DIRECTORS:
Carol L. Colman........    None             None                  None              None         Over $100,000
Daniel P. Cronin.......    None       $10,001 - $50,000     $10,001 - $50,000       None         Over $100,000
Leslie H. Gelb.........    None             None                  None              None             None
William R. Hutchinson..    None             None                  None              None         Over $100,000
Riordan Roett..........    None             None                  None              None             None
Jeswald W. Salacuse....    None             None                  None              None       $10,001 - $50,000

INTERESTED DIRECTOR:
R. Jay Gerken..........    None             None                  None              None         Over $100,000

                     CAPITAL FUND AND INVESTORS VALUE FUND


                                                                                       AGGREGATE DOLLAR
                                                                                        RANGE OF EQUITY
                                                                                       SECURITIES IN ALL
                                                                                          REGISTERED
                                                                                          INVESTMENT
                                                                                           COMPANIES
                                                                                        OVERSEEN BY THE
                                                                                        DIRECTOR IN THE
                                              DOLLAR RANGE OF EQUITY SECURITIES            FAMILY OF
                                         -------------------------------------------      INVESTMENT
           NAME OF DIRECTOR                  CAPITAL FUND      INVESTORS VALUE FUND        COMPANIES
           ----------------                  ------------      --------------------        ---------
DISINTERESTED DIRECTORS:
Andrew L. Breech.......................          None              Over $100,000         Over $100,000
Carol L. Colman........................          None                  None              Over $100,000
William R. Dill........................   $10,001 - $50,000     $50,0001 - $100,000      Over $100,000
William R. Hutchinson..................          None                  None              Over $100,000
Louis P. Mattis........................   $10,001 - $50,000      $10,001 - $50,000     $10,001 - $50,000
Thomas F. Schlafly.....................     Over $100,000          Over $100,000         Over $100,000

INTERESTED DIRECTOR:
R. Jay Gerken..........................   $10,001 - $50,000      $10,001 - $50,000       Over $100,000


                  CALIFORNIA TAX FREE BOND FUND, MID CAP FUND,
          NATIONAL TAX FREE BOND FUND AND NEW YORK TAX FREE BOND FUND


                                                                                      AGGREGATE DOLLAR
                                                                                      RANGE OF EQUITY
                                                                                     SECURITIES IN ALL
                                                                                         REGISTERED
                                                                                         INVESTMENT
                                       DOLLAR RANGE OF EQUITY SECURITIES                 COMPANIES
                              ----------------------------------------------------    OVERSEEN BY THE
                              CALIFORNIA                                              DIRECTOR IN THE
                               TAX FREE                                  NEW YORK        FAMILY OF
                                 BOND     MID CAP   NATIONAL TAX FREE    TAX FREE        INVESTMENT
      NAME OF TRUSTEE            FUND      FUND         BOND FUND        BOND FUND       COMPANIES
      ---------------            ----      ----         ---------        ---------       ---------
DISINTERESTED TRUSTEES:
Elliott J. Berv.............     None      None            None            None      $50,001 - $100,000
Mark T. Finn................     None      None     $10,001 - $50,000      None         $1 - $10,000
Stephen Randolph Gross......     None      None            None            None             None
Diana Harrington............     None      None            None            None             None
Susan B. Kerley.............     None      None            None            None         $1 - $10,000

INTERESTED TRUSTEE:
R. Jay Gerken...............     None      None            None            None        Over $100,000


None of the disinterested Directors nor their family members had any interest in the Investment Manager, CGM or any person directly or indirectly controlling, controlled by, or under common control with the Investment Manager or CGM as of December 31, 2004.

Information regarding compensation paid to the Directors of each Fund for the fiscal year ended December 31, 2004 is set forth below. The members of each Board who are not 'interested persons,'as defined in the 1940 Act, receive a fee for each meeting of the Fund's Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr Gerken, an 'interested person,' as defined in the 1940 Act, does not receive compensation from the Funds but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.


With respect to the Series Funds, the Funds currently pay each of the Directors who is not a director, officer or employee of the Investment Manager or any of its affiliates its pro rata share of: an annual fee of $10,000 plus $750 for attendance at each in-person meeting of the Board of Directors and $500 for each telephonic meeting in which that Director participates.

With respect to the Capital and Investors Value Funds, the Funds currently pay each of the Directors who is not a director, officer or employee of the Investment Manager or any of its affiliates, its pro rata share of: an annual fee of $5,000 plus $750 for attendance at each in-person meeting of the Board of Directors and $500 for each telephonic meeting in which that Director participates.



With respect to the compensation of the Trustees of the California Tax Free Bond Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund and Mid Cap Fund, each Fund in the Fund Complex for which such Trustee serves as Trustee pays a pro rata share of Trustee fees based upon asset size. The Funds currently pay each of the Trustees who is not a director, officer or employee of the Investment Manager or any of its affiliates its pro rata share of: an annual fee of $48,000 plus $12,000 for each regularly scheduled Board meeting attended, $6,000 (or such other amount as may be approved by the lead independent trustee) for each special telephonic or in-person Board meeting attended, and $500 (or such other amount as may be approved by the lead independent trustee) for each ad-hoc telephonic meeting in which that Trustee participates. In addition, the Lead Trustee receives an additional $10,000 per year and the Chair of the Audit Committee and Performance and Review Committees each receive an additional $7,500 per year. The Funds reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.


Officers receive no compensation from the Funds although they may be reimbursed for reasonable travel expenses for attending Board meetings.

                                  SERIES FUNDS


                                               AGGREGATE                               AGGREGATE
                                           COMPENSATION FROM       AGGREGATE       COMPENSATION FROM
                                             ALL CAP VALUE     COMPENSATION FROM    CASH MANAGEMENT
            NAME OF DIRECTOR                     FUND            BALANCED FUND           FUND
            ----------------                     ----            -------------           ----
DISINTERESTED DIRECTORS:
Carol L. Colman..........................      $1,460.12           $1,923.43           $1,543.24
Daniel P. Cronin.........................      $  641.76           $1,105.15           $  725.08
Leslie H. Gelb...........................      $  573.78           $  849.47           $  656.90
William R. Hutchinson....................      $1,051.04           $1,514.30           $1,134.16
Riordan Roett............................      $  914.68           $1,377.92           $  997.80
Jeswald W. Salacuse......................      $  778.32           $1,241.53           $  861.44



                                                                AGGREGATE           AGGREGATE
                                                            COMPENSATION FROM   COMPENSATION FROM
                                                             HIGH YIELD BOND    LARGE CAP GROWTH
                     NAME OF DIRECTOR                             FUND                FUND
                     ----------------                             ----                ----
DISINTERESTED DIRECTORS:
Carol L. Colman...........................................      $6,280.30           $1,451.59
Daniel P. Cronin..........................................      $5,382.14           $  633.43
Leslie H. Gelb............................................      $5,126.46           $  565.24
William R. Hutchinson.....................................      $5,791.22           $1,042.50
Riordan Roett.............................................      $5,654.86           $  906.14
Jeswald W. Salacuse.......................................      $5,578.50           $  769.78

                                  AGGREGATE
                              COMPENSATION FROM       AGGREGATE           AGGREGATE           AGGREGATE
                                  NEW YORK        COMPENSATION FROM   COMPENSATION FROM   COMPENSATION FROM
                               MUNICIPAL MONEY    SMALL CAP GROWTH     STRATEGIC BOND      U.S. GOVERNMENT
      NAME OF DIRECTOR           MARKET FUND            FUND                FUND                FUND
      ----------------           -----------            ----                ----                ----
DISINTERESTED DIRECTORS:
Carol L. Colman.............      $1,641.81           $2,478.96           $2,096.20           $1,739.54
Daniel P. Cronin............      $  823.53           $1,660.80           $1,278.04           $  921.38
Leslie H. Gelb..............      $  755.34           $1,405.12           $1,022.36           $  853.20
William R. Hutchinson.......      $1,232.67           $2,069.88           $1,687.12           $1,330.46
Riordan Roett...............      $1,096.29           $1,933.52           $1,550.76           $1,194.10
Jeswald W. Salacuse.........      $  959.91           $1,797.16           $1,414.40           $1,057.74



                                           PENSION OR RETIREMENT
                                            BENEFITS ACCRUED AS    TOTAL COMPENSATION FROM   NUMBER OF
                                               PART OF FUNDS       FUNDS AND FUND COMPLEX    FUNDS IN
      NAME OF DIRECTOR                           EXPENSES             PAID TO DIRECTORS       COMPLEX
      ----------------                           --------             -----------------       -------
DISINTERESTED DIRECTORS:
Carol L. Colman..........................           $0                   $274,250.00            37
Daniel P. Cronin.........................           $0                   $171,950.00            34
Leslie H. Gelb...........................           $0                   $157,050.00            34
William R. Hutchinson....................           $0                   $338,000.00            44
Riordan Roett............................           $0                   $199,000.00            34
Jeswald W. Salacuse......................           $0                   $190,550.00            34



During the last fiscal year of the Series Funds, total compensation paid by the Series Funds to a Director Emeritus totaled $459,491.00.


                                  CAPITAL FUND


                                                         PENSION OR        TOTAL COMPENSATION
                                     AGGREGATE       RETIREMENT BENEFITS     FROM FUNDS AND     NUMBER OF
                                 COMPENSATION FROM   ACCRUED AS PART OF    FUND COMPLEX PAID    FUNDS IN
       NAME OF DIRECTOR            CAPITAL FUND        FUNDS EXPENSES         TO DIRECTORS       COMPLEX
       ----------------            ------------        --------------         ------------       -------
DISINTERESTED DIRECTORS:
Andrew L. Breech...............       $ 8,000                $0                 $ 29,000            3
Carol L. Colman................       $13,250                $0                 $274,250           37
William R. Dill................       $10,250                $0                 $ 35,750            3
William R. Hutchinson..........       $13,250                $0                 $338,000           44
Clifford Kirtland, Jr..........       $ 6,250                $0                 $ 21,625            3
Louis P. Mattis................       $ 8,000                $0                 $ 29,000            3
Thomas F. Schlafly.............       $10,250                $0                 $ 35,750            3



During the last fiscal year of the Capital Fund, total compensation paid by the Capital Fund to a Director Emeritus totaled $121,491.


                              INVESTORS VALUE FUND


                                     AGGREGATE           PENSION OR        TOTAL COMPENSATION
                                 COMPENSATION FROM   RETIREMENT BENEFITS     FROM FUNDS AND     NUMBER OF
                                  INVESTORS VALUE    ACCRUED AS PART OF    FUND COMPLEX PAID    FUNDS IN
       NAME OF DIRECTOR                FUND            FUNDS EXPENSES         TO DIRECTORS       COMPLEX
       ----------------                ----            --------------         ------------       -------
DISINTERESTED DIRECTORS:
Andrew L. Breech...............       $ 9,750                $0                 $ 29,000            3
Carol L. Colman................       $12,000                $0                 $274,250           37
William R. Dill................       $12,000                $0                 $ 35,750            3
William R. Hutchinson..........       $15,000                $0                 $338,000           44
Clifford Kirtland, Jr..........       $ 7,125                $0                 $ 21,625            3
Louis P. Mattis................       $ 9,750                $0                 $ 29,000            3
Thomas F. Schlafly.............       $12,000                $0                 $ 35,750            3

During the last fiscal year of the Investors Value Fund, total compensation paid by the Investors Value Fund to a Director Emeritus totaled $121,491.


                  CALIFORNIA TAX FREE BOND FUND, MID CAP FUND,
          NATIONAL TAX FREE BOND FUND AND NEW YORK TAX FREE BOND FUND


                                   AGGREGATE                                AGGREGATE           AGGREGATE
                               COMPENSATION FROM        AGGREGATE       COMPENSATION FROM   COMPENSATION FROM
                              CALIFORNIA TAX FREE   COMPENSATION FROM   NATIONAL TAX FREE   NEW YORK TAX FREE
      NAME OF TRUSTEE              BOND FUND          MID CAP FUND          BOND FUND           BOND FUND
      ---------------              ---------          ------------          ---------           ---------
DISINTERESTED DIRECTORS:
Elliott J. Berv.............         $19.00              $ 28.00             $56.00              $128.00
Mark T. Finn................         $23.00              $132.00             $61.00              $137.00
Stephen Randolph Gross......         $ 0                 $ 34.00             $ 0                 $  0
Diana Harrington............         $16.00              $ 26.00             $53.00              $125.00
Susan B. Kerley.............         $23.00              $ 36.00             $72.00              $169.00



                                           PENSION OR RETIREMENT
                                            BENEFITS ACCRUED AS    TOTAL COMPENSATION FROM   NUMBER OF
                                               PART OF FUNDS       FUNDS AND FUND COMPLEX    FUNDS IN
             NAME OF TRUSTEE                     EXPENSES             PAID TO TRUSTEES        COMPLEX
             ---------------                     --------             ----------------        -------
DISINTERESTED DIRECTORS:
Elliott J. Berv..........................           $0                    $ 90,200              37
Mark T. Finn.............................           $0                    $ 95,400              37
Stephen Randolph Gross...................           $0                    $ 95,300              37
Diana Harrington.........................           $0                    $ 90,100              37
Susan B. Kerley..........................           $0                    $120,200              37


As of April 1, 2005, Directors and officers of the Funds, individually and as a group, beneficially own less than 1% of the outstanding shares of their respective Funds.


Salomon Funds Trust has adopted a Retirement Plan for all Trustees who are not 'interested persons' of the Trust, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted were required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years and who have attained at least the age of 67 when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Trustees are first eligible to receive the minimum retirement benefit under the Plan (50% of the maximum benefit) after five years of service and attainment of at least the age of 67. Retirement benefit eligibility increases proportionately with each additional year of service until eligibility for the maximum benefit has been attained. Amounts under the Plan may be paid in twenty equal quarterly installments or, subject to the approval of the disinterested trustees, in a lump sum (discounted to present value). Benefits under the Plan are unfunded. As of December 31, 2004, the Salomon Funds Trust paid $3,323 under the Plan.


The following table shows the estimated retirement benefit that would be payable annually under the Plan upon retirement at the specified compensation and years-of-service classifications.

    AVERAGE                              YEARS OF SERVICE
COMPENSATION IN   ---------------------------------------------------------------
  LAST YEAR OF                                                           10 YEARS
    SERVICE       5 YEARS    6 YEARS    7 YEARS    8 YEARS    9 YEARS    OR MORE
    -------       -------    -------    -------    -------    -------    -------
   $ 50,000       $125,000   $150,000   $175,000   $200,000   $225,000   $250,000
   $ 60,000       $150,000   $180,000   $210,000   $240,000   $270,000   $300,000
   $ 70,000       $175,000   $210,000   $245,000   $280,000   $315,000   $350,000
   $ 80,000       $200,000   $240,000   $280,000   $320,000   $360,000   $400,000
   $ 90,000       $225,000   $270,000   $315,000   $360,000   $405,000   $450,000
   $100,000       $250,000   $300,000   $350,000   $400,000   $450,000   $500,000


Assuming continuous service as a Trustee of the fund until the age of mandatory retirement under the Plan, each disinterested Trustee will have achieved at least ten credited years of service and will be eligible for the maximum retirement benefit under the Plan. During the fiscal year ended December 31, 2004, former Trustees of Salomon Funds Trust received the following retirement benefits under the Plan: Mr. Riley C. Gilley and Mr. E. Kirby Warren each received an aggregate of $17,500 in four quarterly installment payments; Mr. C. Oscar Morong, Jr. and Mr. Walter E. Robb, each received $335,299 in a lump sum payment.


The Declaration of Trust of Salomon Funds Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), by vote of a majority of disinterested Trustees of the Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

The Declaration of Trust of Salomon Funds Trust further provides that (i) the appointment, designation or identification of a Trustee as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the by-laws of the Trust, a committee charter or a Trust policy statement); (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof and
(iii) no appointment, designation or identification of a Trustee shall effect in any way that Trustee's rights to indemnification.

                        PRINCIPAL HOLDERS OF SECURITIES

The following table lists shareholders of record who held 5% or more of the outstanding securities of each class of a Fund as of April 1, 2005. Shareholders who beneficially own, either directly or indirectly, greater than 25% of the outstanding shares of a class of shares are deemed to be 'control persons,' as defined in the 1940 Act, of such class.


                                                                                                 PERCENTAGE
              FUND                 CLASS                       SHAREHOLDER                       OWNERSHIP
              ----                 -----                       -----------                       ---------
All Cap Value Fund.                  A    Citigroup Global Markets, Inc.                           27.7346%
                                          Attn Peter Booth
                                          333 West 34th Street, 7th Floor
                                          New York, New York 10001

                                          Raymond James & Associates Inc                           18.9651%
                                          FBO Taylor IRA
                                          880 Carillon Parkway
                                          St. Petersburg, FL 33716

                                          First Clearing, LLC                                      7.2829%
                                          Morris Schupack
                                          Vera Sceupack Ten Com
                                          1411 Meadow RDG
                                          Redding, CT 06896-3231

                                          American Enterprise Investment Services                  6.3394%
                                          PO Box 9446
                                          Minneapolis, MN 55440

                                          RBC Dain Rauscher Custodian                              5.1490%
                                          Daniel P. Cronin
                                          Segregated Rollover IRA
                                          24 Woodlawn Avenue
                                          New Rochelle, NY 10804

                                     B    Pershing LLC                                            22.1282%
                                          PO Box 2052
                                          Jersey City, NJ 07030

                                          Raymond James & Associates Inc                          18.7812%
                                          FBO Crisp IRA
                                          880 Carillon Parkway
                                          St. Petersburg, FL 33716

                                          First Clearing, LLC                                      5.8846%
                                          Ms. Janet K. Marquardt
                                          17262 Citron
                                          Irvine, California 92612

                                          First Clearing, LLC                                      5.4807%
                                          Ms. Dorothy E. Thompson
                                          PO Box 840
                                          Arkansas Pass, TX 78335

                                     C    MLPFS for the sole benefit                              32.0982%
                                          of its Customers
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East 3d Floor
                                          Jacksonville, FL 32246

                                          American Enterprise Investment Svcs                      6.1909%
                                          P.O. Box 9446
                                          Minneapolis, MN 55440

                                          Raymond James Assoc. Inc.                                5.4068%
                                          FBO Haberstick Step
                                          880 Carillon Pkwy
                                          St. Petersburgh, FL 33716

                                          RBC Dain Rauscher                                        5.2076%
                                          Helen V. Person
                                          Helen Keller Guardian
                                          2200 Garfield Avenue -- Apt 624
                                          Terre Haute, IN 47804

                                                                                                 PERCENTAGE
              FUND                 CLASS                       SHAREHOLDER                       OWNERSHIP
              ----                 -----                       -----------                       ---------
                                     O    Citigroup Global Markets, Inc.                          99.2575%
                                          Attn Peter Booth
                                          333 West 34th Street, 7th Floor
                                          New York, New York 10001

Balanced Fund....................    A    Citigroup Global Markets, Inc.                          33.8411%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          Smith Barney 401K Advisors Trust                        16.1674%
                                          Smith Barney Corp Trust Co
                                          Two Tower Center
                                          PO Box 1063
                                          E. Brunswick, NJ 08816

                                     B    Citigroup Global Markets, Inc.                          62.9911%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          MLPFS for the sole benefit of its Customers              5.6385%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                     C    Citigroup Global Markets, Inc.                          61.1850%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                     O    Citigroup Global Markets, Inc.                          34.0992%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          Davenport & Company LLC                                 22.1556%
                                          W. Proctor Harvey
                                          8630 Overlook Road
                                          McLean, VA 22102

                                          BSDT IRA R/O CUST FBO                                    8.5412%
                                          Dean Betzios
                                          102 Dubois Avenue
                                          Sea Cliff, NY 11579

California Tax Free Bond Fund....    A    Citigroup Global Markets, Inc.                          97.8020%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                     B    MLPFS for the sole benefit of its Customers             92.6147%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                     C    MFSC FBO                                                71.6263%
                                          Joan M. Bowen
                                          202 N. San Jose Dr
                                          Glendora, CA 91741

                                          First Clearing LLC                                      28.3737%
                                          Robert B. Pirkey
                                          10700 Wheat First Drive
                                          Glen Allen, VA 23060

                                     O    Merrill J. Jacobson                                         100%
                                          Inez R. Jacobson JTWROS
                                          10725 Hess Dr
                                          Lamesa, CA 92041

Capital Fund.....................    A    Citigroup Global Markets, Inc.                          25.3121%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                                                                                 PERCENTAGE
              FUND                 CLASS                       SHAREHOLDER                       OWNERSHIP
              ----                 -----                       -----------                       ---------
                                          Smith Barney 401K Advisors Trust                         8.5483%
                                          Smith Barney Corp Trust Co
                                          Two Tower Center
                                          PO Box 1063
                                          E. Brunswick, NJ 08816

                                          MLPFS for the sole benefit of its Customers              8.3503%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                          Smith Barney Corp Trust Co                               8.2982%
                                          Copeland Retirement Trust Account
                                          Two Tower Center
                                          PO Box 1063
                                          E. Brunswick, NJ 08816

                                          Charles Schwab & Co Inc                                  6.9174%
                                          Reinvest Account
                                          101 Montgomery Street
                                          San Francisco, CA 94104

                                     B    Citigroup Global Markets, Inc.                          46.9617%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          MLPFS for the sole benefit of its Customers             16.6088%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                     C    Citigroup Global Markets, Inc.                          62.1664%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          MLPFS for the sole benefit of its Customers             10.6779%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                     O    State Street Bank Trust FBO                             66.8114%
                                          Citistreet 401K Plan
                                          105 Rosemont Avenue
                                          Westwood, MA 02090

                                     Y    Cistercian Abbey of Spencer Inc.                        96.6129%
                                          167 North Spencer Rd.
                                          Spencer, MA 01562

Cash Management Fund.............    A    Hospice of Scotland County                              10.0091%
                                          PO Box 1033
                                          Laurinburg, NC 28353-1033

                                          Aswan Investments LP                                     8.0682%
                                          84 W Santa Clara Street 690
                                          San Jose, CA 95113

                                          Citigroup Global Markets, Inc.                           7.7406%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          Faroah Group LP                                          6.4483%
                                          84 W Santa Clara St. Ste. 690
                                          San Jose, CA 95113-1809

                                          Northstar Advantage Funds                                5.8086%
                                          FBO Class A Shareholders
                                          300 1st Stamford Place
                                          Stamford, CT 06902

                                     B    Citigroup Global Markets, Inc.                          49.6879%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                                                                                 PERCENTAGE
              FUND                 CLASS                       SHAREHOLDER                       OWNERSHIP
              ----                 -----                       -----------                       ---------
                                          Northstar Advantage Funds                               10.0842%
                                          FBO Class B Shareholders
                                          300 First Stamford Place
                                          Stamford, CT 06902

                                     C    Citigroup Global Markets, Inc.                          18.1200%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          Turtle Co Sweep Account                                  8.8025%
                                          PO Box 5489
                                          Boston, MA 02206-5489

                                     O    BSDT Custodian for                                       7.1446%
                                          Arthur H. Elkind MP RET PL
                                          FBO Arthur H. Elkind
                                          150 Taymill Rd.
                                          New Rochelle, NY 10804

                                          Selma Kaye                                               7.1320%
                                          Marcia J. Kaye JTWROS
                                          117 Mesiter Blvd.
                                          Freeport, NY 11520

                                          Selma Kaye                                               6.4333%
                                          Arnold D. Kaye JTWROS
                                          117 Mesiter Blvd.
                                          Freeport, NY 11520

                                          Silvio A. Filippelli                                     6.3379%
                                          Antoinette E. Filippelli, Trustees
                                          40234 Barrington Drive
                                          Palm Dessert, CA 92260

                                          BSDT Custodian IRA FBO                                   6.3220%
                                          M. Joseph Grattan
                                          84 Susquehanna Avenue
                                          Lincoln Park, NJ 07035

                                          Mark Reiner                                              5.7729%
                                          1119 Ocean Pkwy Apt. 2L
                                          Brooklyn, NY 11230

High Yield Bond Fund.............    A    John Hancock Life Insurance                             74.4226%
                                          250 Bloor Street East, 7th Floor
                                          Toronto, Ontario
                                          Canada M4W1E5

                                          Citigroup Global Markets, Inc.                           7.0998%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                     B    Citigroup Global Markets, Inc.                          58.1193%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          MLPFS for the sole benefit of its Customers              5.9788%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                     C    Citigroup Global Markets, Inc.                          71.6683%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          MLPFS for the sole benefit of its Customers              5.9917%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3d Floor
                                          Jacksonville, FL 32246

                                     O    State Street Bank & Trust Company                       83.0310%
                                          FBO CitiStreet 401K Plan
                                          105 Rosemont Avenue
                                          Westwood, MA 02090

                                                                                                 PERCENTAGE
              FUND                 CLASS                       SHAREHOLDER                       OWNERSHIP
              ----                 -----                       -----------                       ---------
                                          State Street Bank & Trust Company                       16.2110%
                                          FBO Travelers 401 Savings
                                          105 Rosemont Avenue
                                          Westwood, MA 02090

Investors Value Fund.............    A    Citigroup Global Markets, Inc.                          11.2528%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          Smith Barney 401K Advisors Trust                         8.3661%
                                          Smith Barney Corp Trust Co
                                          Two Tower Center
                                          PO Box 1063
                                          E. Brunswick, NJ 08816

                                          Mercer Trust Company                                     7.8336%
                                          Attn: DC Plan Admin Team
                                          One Investors Way MS 4CD
                                          Norwood, MA 02062

                                          Smith Barney Corp Trust                                  6.4228%
                                          Copeland Retirement Trust Account
                                          Two Tower Center
                                          PO Box 1063
                                          E Brunswick, NJ 08816-1063

                                          State Street Bank & Trust Company                        6.4228%
                                          CitiStreet Corp
                                          Attn Tabatha Greene
                                          Core Market
                                          #3 Battery March Park
                                          Quincy, MA 02169

                                     B    Citigroup Global Markets, Inc.                          52.2749%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          MLPFS for the sole benefit of its Customers              9.4748%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                     C    Citigroup Global Markets, Inc.                          69.1798%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                     O    State Street Bank & Trust Company                       30.1715%
                                          FBO CitiStreet 401K Plan
                                          105 Rosemont Ave
                                          Westwood, MA 02090

                                     Y    Citigroup Global Markets, Inc.                              100%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

Large Cap Growth Fund............    A    Citigroup Global Markets, Inc.                          48.7254%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          MLPFS for the sole benefit of its Customers              8.8024%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East, 3rd Floor
                                          Jacksonville, FL 32246

                                     B    Citigroup Global Markets, Inc.                          44.8982%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                                                                                 PERCENTAGE
              FUND                 CLASS                       SHAREHOLDER                       OWNERSHIP
              ----                 -----                       -----------                       ---------
                                     C    Citigroup Global Markets, Inc.                          39.3552%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          Bear Stearns Securities Corp.                            7.7251%
                                          1 Metrotech Center North
                                          Brooklyn, NY 11201-3859

                                          MLPFS for the sole benefit of its Customers              6.3107%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East, 3rd Floor
                                          Jacksonville, FL 32246

                                     O    Citigroup Global Markets, Inc.                          88.0545%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          Mark Reiner                                             10.3719%
                                          3514 Hemlock Farms
                                          Lords Valley, PA 18428

Mid Cap Fund.....................    A    Fahnestock & Co. Inc. FBO                               40.3035%
                                          Dina Partners
                                          Attn David Solomon
                                          2180 Sand Hill Road Apt 160
                                          Menlo Park, CA 94025-6935

                                          Smith Barney 401K Advisors Trust                        21.9022%
                                          Smith Barney Corp Trust Co TTEE
                                          Two Tower Center
                                          PO Box 1063
                                          E Brunswick, NJ 08816-1063

                                          Fahnestock & Co. Inc. FBO                                9.2105%
                                          The Dina Solomon Trust
                                          David & Marilyn Solomon TTEES
                                          DTD 10/03/1990
                                          2180 Sand Hill Road Apt 160
                                          Menlo Park, CA 94025-6935

                                     B    First Clearing, LLC                                     16.4430%
                                          ADL Enterprises LLC
                                          PO Box 408
                                          Sayville, NY 11782-0408

                                          Fiserv Securities, Inc.                                  8.2604%
                                          Attn: Mutual Funds
                                          One Commerce Square
                                          2005 Market Street Suite 1200
                                          Philadelphia, PA 19103

                                          Pershing LLC                                             6.7437%
                                          P.O. Box 2052
                                          Jersey City, NJ 07030-9998

                                          Pershing LLC                                             6.4414%
                                          P.O. Box 2052
                                          Jersey City, NJ 07303-9998

                                          Pershing LLC                                             6.4347%
                                          P.O. Box 2052
                                          Jersey City, NJ 07303-2052

                                          UBS Financial Services Inc. FBO                          5.9073%
                                          Mr. Mark Greenstone
                                          P.O. Box 3321
                                          100 Harbor Blvd
                                          Weehawken, NJ 07086-8154

                                     C    AG Edwards & Sons Inc                                   16.4760%
                                          FBO Mary D. Beihn
                                          One North Jefferson
                                          St. Louis, MO 63103

                                                                                                 PERCENTAGE
              FUND                 CLASS                       SHAREHOLDER                       OWNERSHIP
              ----                 -----                       -----------                       ---------
                                          AG Edwards & Sons Inc                                    9.7275%
                                          FBO Mark D. Woods & Julia L. Allison
                                          Woods Family Trust
                                          One North Jefferson
                                          St. Louis, MO 63103

                                          First Clearing, LLC                                      7.0905%
                                          John P. Wineman IRA
                                          FCC as custodian
                                          10700 Wheat First Drive
                                          Glen Allen, VA 23060

                                          Bruce R. Hutchinson                                      6.7983%
                                          Karen W. Hutchinson
                                          Hutchinson Family Trust
                                          783 Santa Victoria
                                          Solana Beach, CA 92075-1551

                                          AG Edwards & Sons Inc                                    6.7247%
                                          David M. Mackenzie
                                          IRA Account
                                          251 Sturges Road
                                          Fairfield, CT 06430

                                          Pershing LLC                                             6.3181%
                                          P.O. Box 2052
                                          Jersey City, NJ 07303-9998

                                          H R Lewis TTEE                                           6.1603%
                                          H R Lewis MD PA Corporation
                                          Professional Plaza One
                                          One Medical Parkway Ste 139
                                          Dallas, TX 75234

                                     O    Citigroup Global Markets, Inc.                          98.7805%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

National Tax Free Bond Fund......    B    Citigroup Global Markets, Inc.                          34.8967%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          MLPFS for the sole benefit of its Customers              9.5865%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                          HMSS Company                                             5.5058%
                                          A Partnership
                                          1029 Railroad Street
                                          Corona, CA 92882

                                     C    Citigroup Global Markets, Inc.                          43.3208%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          AG Edwards & Sons                                       12.5932%
                                          Linda Knight White, Trustee
                                          Mark Howard Irrev Trust
                                          One North Jefferson
                                          St. Louis, MO 63103

                                          RBC Dain Rauscher                                        6.2224%
                                          Herbert L. Zimelis
                                          Dorothy Zimelis Co-TTEES
                                          35 Windsor Drive
                                          Boynton Beach, FL 33436-6062

                                          James Omer Olson                                         5.6948%
                                          Connie K Olson
                                          40715 Misty Trail
                                          Richville, MN 56576

                                     O    Dorothy R. Weiskopf                                     38.1044%
                                          Karen Weiskopf Preston, Co-Trustees
                                          145 N. Milwaukee Avenue, Apt. 6026
                                          Vernon Hills, IL, 60061

                                                                                                 PERCENTAGE
              FUND                 CLASS                       SHAREHOLDER                       OWNERSHIP
              ----                 -----                       -----------                       ---------
                                          Beverly A. Hammer, Trustee                              22.8411%
                                          Beverly A. Hammer Family Trust
                                          516E-3085 SO
                                          Salt Lake City, UT 84106

                                          William A. Caldwell, Trustee                            22.3722%
                                          William A. Caldwell Rev Trust
                                          13400 Shaker Blvd, No 706
                                          Cleveland, OH 44120

                                          Thomas Lavan & Anne Lavan JTWROS                        15.7096%
                                          35 Quaker Lane
                                          Farmingdale, NY 11735

New York Municipal Money Market
Fund.............................    A    Eugene Tesoriero                                        26.9242%
                                          Orlando Tesoriero JTWROS
                                          35 Convent Rd
                                          Syosset, NY 11791

                                          Edward P. Smith and                                     16.6737%
                                          Mary N. Smith JTWROS
                                          36 Avon Road
                                          Bronxville, NY 10708

                                          Joseph Victor Lipschutz &                                9.2708%
                                          Madeline Lipschutz JTWROS
                                          32 Carling Drive
                                          New Hyde Park, NY 11040

                                          Mitchell Tanzman                                        19.3093%
                                          167 East 61st Street, Apt. 11E
                                          New York, NY 10021

                                          Mark Finestone                                           6.0412%
                                          PO Box 18034
                                          Rochester, NY 14618

                                     O    Citigroup Global Markets, Inc.                          14.8124%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          Irving and Bernice Brilliant,                           13.5973%
                                          Co-Trustees
                                          Irving Brilliant Trust
                                          PO Box 150569
                                          Brooklyn, NY 11215

New York Tax Free Bond Fund......    A    Citigroup Global Markets, Inc.                          89.5419%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                     B    MLPFS for the sole benefit of its Customers             46.6012%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                          Citigroup Global Markets, Inc.                          19.8342%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          Bruce Meyers                                            14.2493%
                                          407 East 91st Street Apt 5B
                                          New York, NY 10128

                                          First Clearing, LLC                                      7.8617%
                                          Elvira Biondo
                                          Dena Feren
                                          28 Avenue B
                                          Holbrook, NY 11741-2041

                                          Donald J Bullett TTEE                                    6.7210%
                                          The Elizabeth Gachosm FAM Tr
                                          14 Brinker Way
                                          Loundonville, NY 12211

                                                                                                 PERCENTAGE
              FUND                 CLASS                       SHAREHOLDER                       OWNERSHIP
              ----                 -----                       -----------                       ---------
                                     C    MLPFS for the sole benefit of its Customers             73.2708%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                          Citigroup Global Markets, Inc.                          23.0679%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                     O    Bernard Levy                                            82.7023%
                                          Toby Levy & Barbara Einhorn JTWROS
                                          820 Ocean Parkway #202
                                          Brooklyn, NY 11230

                                          Arlene Jurist, Trustee                                  15.5449%
                                          Rubinson Family Trust
                                          23 Club Drive South
                                          Jericho, NY 11753

Small Cap Growth Fund............    A    Citigroup Global Markets, Inc.                          54.6000%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          Smith Barney 401K Advisors Trust                         9.5980%
                                          Smith Barney Corp. Trust Co., Trustee
                                          Two Tower Center
                                          PO Box 1063
                                          E. Brunswick, NJ 08816

                                          Nationwide Trust Co. FSB                                 6.4420%
                                          PO Box 182029
                                          Columbus, OH 43218

                                          Hartford Life Insurance                                  5.5768%
                                          Separate Account
                                          David Ten Broeck TTEE
                                          PO Box 2999
                                          Hartford, CT 06104

                                     B    Citigroup Global Markets, Inc.                          58.6996%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          MLPFS for the sole benefit of its Customers              5.0907%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3d Floor
                                          Jacksonville, FL 32246

                                     C    Citigroup Global Markets, Inc.                          68.0379%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          MLPFS for the sole benefit of its Customers              7.5581%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3d Floor
                                          Jacksonville, FL 32246

                                     O    State Street Bank Trust Co.                             79.0260%
                                          225 Franklin St. 10th Floor
                                          Boston, MA 02110

                                     Y    Citigroup Global Markets, Inc.                              100%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

Strategic Bond Fund..............    A    Citigroup Global Markets, Inc.                          22.5530%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          Smith Barney 401K Advisors Trust                        18.9319%
                                          Smith Barney Corp. Trust Co., Trustee
                                          Two Tower Center
                                          PO Box 1063
                                          E. Brunswick, NJ 08816

                                                                                                 PERCENTAGE
              FUND                 CLASS                       SHAREHOLDER                       OWNERSHIP
              ----                 -----                       -----------                       ---------
                                          MLPFS for the sole benefit of its Customers              5.6184%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                          Bank of New York TTEE                                   10.1392%
                                          Oglethorpe Power Corporation
                                          U/A DTD 07/02/1990
                                          100 Ashford CTR N STE 520
                                          Atlanta, GA 30338-4865

                                     B    Citigroup Global Markets, Inc.                          57.8851%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          MLPFS for the sole benefit of its Customers              8.6185%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                     C    Citigroup Global Markets, Inc.                          57.9985%
                                          Attn Peter Booth, 7th Floor
                                          333 W. 34th Street
                                          New York, NY 10001

                                          MLPFS for the sole benefit of its Customers             11.6702%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                     O    Kathleen Pappas                                         25.4555%
                                          36 Hilltop Road
                                          New Hartford, CT 06057

                                          Citigroup Global Markets, Inc.                          15.3397%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          James N. Brown Jr &                                     14.8669%
                                          Lila B. Brown Ten Com
                                          224 Wagon Wheel Lane
                                          Columbus, NJ 08022

                                          BSDT Custodian for the IRA Account                      11.8534%
                                          Of Steven P. Shapiro
                                          26 Dante Street
                                          Larchmont, NY 10538

                                          Blush Co.                                               11.2853%
                                          PO Box 976
                                          New York, NY 10268

                                     Y    Citigroup Global Markets, Inc.                              100%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

US Government Fund...............    A    Citigroup Global Markets, Inc.                          60.6038%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          Calhoun Co                                               6.8159%
                                          C/O Comerica Bank
                                          P.O. Box 75000
                                          Detroit, MI 48275-3446

                                          MLPFS for the sole benefit of its Customers              5.0498%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3d Floor
                                          Jacksonville, FL 32246

                                     B    Citigroup Global Markets, Inc.                          71.1627%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                                                                                 PERCENTAGE
              FUND                 CLASS                       SHAREHOLDER                       OWNERSHIP
              ----                 -----                       -----------                       ---------
                                          MLPFS for the sole benefit of its Customers              6.2996%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                     C    Citigroup Global Markets, Inc.                          40.5789%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          MLPFS for the sole benefit of its Customers             27.1872%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                     O    Paul C Bellman, MD                                      48.9945%
                                          808 Broadway Apt PH/D
                                          New York, NY 10003

                                          Edgar Berman                                            12.1102%
                                          PO Box 444
                                          Reseda, CA 91335

                                          BSDT Custodian for IRA Acct of                          11.3828%
                                          David M. Schapiro
                                          10 Waterside Plaza, Apt. 8F
                                          New York, NY 10010

                               INVESTMENT MANAGER


Each Fund retains SaBAM to act as its investment manager. Prior to April 30, 2002, Citi Fund Management Inc. ('CFM') acted as the investment manager for each of the California National Tax Free Bond Fund, the Mid Cap Fund, the National Tax Free Bond Fund and the New York Tax Free Bond Fund. SaBAM serves as the investment manager to numerous individuals, institutions and other investment companies. SaBAM is an indirect wholly owned subsidiary of Salomon Smith Barney Holdings Inc, which in turn is a wholly owned subsidiary of Citigroup.


The management agreement (each a 'Management Agreement') between SaBAM and a Fund provides that SaBAM will manage the operations of the Fund, subject to policies established by the Fund's Board. Pursuant to the applicable Management Agreement, SaBAM manages each Fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund's officers and Directors regularly. SaBAM also provides the office space, facilities, equipment and personnel necessary to perform the following services for each Fund: compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the administrator, transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, and account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services to the Fund's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders. The Management Agreements with respect to the California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund also provide that SaBAM will provide certain other administrative services to those Funds.


In connection with SaBAM's service as Investment Manager to the Strategic Bond Fund, Citigroup Asset Management Limited ('CAM Limited'), whose business address is Citigroup Centre, Canada Square, London E14 5LB, United Kingdom, provides certain advisory services to SaBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Strategic Bond Fund pursuant to a subadvisory consulting agreement. At no additional expense to the Strategic Bond Fund, SaBAM pays CAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a fee in an amount equal to the fee payable to SaBAM under its Management Agreement with respect to the Strategic Bond Fund multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Fund as SaBAM shall allocate to CAM Limited and divided by the current value of the net assets of the Strategic Bond Fund. For the fiscal years ended December 31, 2002, 2003 and 2004, CAM Limited (or its predecessor firm, Salomon Brothers Asset Management Limited) received sub-advisory fees from SaBAM equal to $117,624, $59,903 and $89,539, respectively. CAM Limited is an indirect, wholly-owned subsidiary of Citigroup.



Prior to March 1, 2004 SaBAM retained CFM as sub-adviser to the Large Cap Growth Fund, pursuant to a sub-advisory agreement. CFM was compensated by SaBAM at no additional cost to the Fund. Instead, CFM received a fee from SaBAM equal to 0.45% of average daily net assets (pre-waiver). For fiscal years ended
December 31, 2002 and 2003 and and for the period from January 1, 2004 to February 29, 2004, CFM received sub-advisory fees from SaBAM equal to $2,184, $0 and $0, respectively. CFM is a wholly-owned subsidiary of Citigroup.


Investment decisions for a particular Fund are made independently from those of other funds or accounts managed by SaBAM, CAM Limited or CFM. Such other funds or accounts may also invest in the same securities as a Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

As compensation for its services on behalf of each Fund other than the All Cap Fund, Capital Fund, the Investors Value Fund and the Large Cap Growth Fund, SaBAM receives a monthly management fee, at annual rate based upon the average daily net assets of the Fund as follows:


                                                               MANAGEMENT FEE
                                                          EXPRESSED AS A PERCENTAGE
                         FUND                                OF DAILY NET ASSETS
                         ----                                -------------------
Balanced Fund.........................................            0.55%
California Tax Free Bond Fund.........................            0.50%
Cash Management Fund..................................            0.20%
High Yield Bond Fund..................................            0.75%
Mid Cap Fund..........................................            0.75%
National Tax Free Bond Fund...........................            0.50%
New York Municipal Money Market Fund..................            0.20%
New York Tax Free Bond Fund...........................            0.50%
Small Cap Growth Fund.................................            0.70%
Strategic Bond Fund...................................            0.75%
U.S. Government Fund..................................            0.60%


ALL CAP VALUE FUND. As of August 1, 2004, the management fee was reduced so that SaBAM receives from the All Cap Fund a management fee payable monthly, at an annual rate of 0.75% of the average daily net asset up to $1.5 billion, 0.70% of the average daily net assets on the next $0.50 billion, 0.65% of the average daily net assets on the next $0.50 billion, 0.60% of the average daily net assets on the next $1 billion and 0.50% of the average daily net assets in excess of $3.50 billion.



CAPITAL FUND. SaBAM receives from the Capital Fund a management fee payable monthly, at an annual rate of 1.00% of average daily net assets up to $100 million, 0.75% of the average daily net assets on the next $100 million, 0.625% of the average daily net assets on the next $200 million and 0.50% of the average daily net assets in excess of $400 million.


INVESTORS VALUE FUND. The Investors Value Fund pays SaBAM a quarterly fee (the 'Base Fee') at the end of each calendar quarter based on the following rates:

                  AVERAGE DAILY NET ASSETS                    ANNUAL FEE RATE
                  ------------------------                    ---------------
First $350 million..........................................       0.650%
Next $150 million...........................................       0.550%
Next $250 million...........................................       0.525%
Next $250 million...........................................       0.500%
Over $1 billion.............................................       0.450%

This fee may be increased or decreased based on the performance of the Investors Value Fund relative to the investment record of the S&P 500 Index. At the end of each calendar quarter, for each percentage point by which the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the Base Fee will be adjusted upward or downward by the product of: (i) 1/4 of .01% multiplied by (ii) the average daily net assets of the Investors Value Fund for the one year period preceding the end of the calendar quarter. If the amount by which the Investors Value Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 1/4 of .10%, which would occur if the Investor Value Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. The performance adjustment will be paid quarterly based on a rolling one year period.

For purposes of determining the performance adjustment, the investment performance of the Investors Value Fund for any one year period shall mean the sum of: (i) the change in the Fund's net asset value per share during such period; (ii) the value of cash distributions per share accumulated to the end of such period; and (iii) the value of capital gains taxes per share (if any) paid or payable on undistributed realized long-term capital gains accumulated to the end of such period; expressed as a percentage of its net asset value per share at the beginning of such period. For this purpose, the value of distributions per share of realized capital gains and of dividends per share paid from investment income shall be treated as reinvested in shares of the Investors Value Fund at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends, after giving effect to such distributions and dividends. In addition, while the Investors Value Fund does not anticipate paying any taxes, the value of any capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Fund at the net asset value per share in effect at the close of business on the date on which provision is made for such taxes, after giving effect to such taxes.

For purposes of calculating the performance adjustment, the investment record of the S&P 500 Index for any one year period shall mean the sum of: (i) the change in the level of the index during such period; and (ii) the value, computed consistently with the index, of cash distributions made by companies whose securities comprise the index accumulated to the end of such period; expressed as a percentage of the index level at the beginning of such period. For this purpose, cash distributions on the securities which comprise the index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.




LARGE CAP GROWTH FUND. As of August 1, 2004, the management fee was reduced so that SaBAM receives from the Large Cap Growth Fund a management fee payable monthly, at an annual rate of 0.70% of the average daily net assets up to $7.5 billion, 0.675% of the average daily net assets on the next $2.5 billion and 0.65% of the average daily net assets on average daily net assets in excess of $10 billion.

FEES AND EXPENSES. For each of the past three fiscal years SaBAM was entitled to receive gross fees under the Management Agreement, of which certain amounts were voluntarily waived, and has reimbursed the Funds for certain expenses as follows:



                                                                                      EXPENSES
                                                            GROSS FEES     WAIVER    REIMBURSED
                                                            ----------     ------    ----------
ALL CAP VALUE FUND GROWTH FUND
Year Ended December 31, 2002..............................  $    69,367   $ 69,367    $125,306
Year Ended December 31, 2003..............................  $    69,644   $ 69,644    $ 14,498
Year Ended December 31, 2004..............................  $    90,014   $ 90,014    $ 27,519
BALANCED FUND
Year Ended December 31, 2002..............................  $   538,083   $283,811    $      0
Year Ended December 31, 2003..............................  $   577,731   $305,129    $      0
Year Ended December 31, 2004(1)...........................  $   681,486   $178,780    $      0
CALIFORNIA TAX FREE BOND FUND
Year Ended December 31, 2002(2)...........................  $    76,814   $ 76,814    $116,712
Year Ended December 31, 2003..............................  $    72,754   $ 72,754    $ 14,730
Year Ended December 31, 2004..............................  $    59,786   $ 59,786    $ 79,684
CAPITAL FUND
Year Ended December 31, 2002..............................  $ 7,283,660   $      0    $      0
Year Ended December 31, 2003..............................  $ 7,361,392   $      0    $      0
Year Ended December 31, 2004..............................  $ 8,952,896   $      0    $      0
CASH MANAGEMENT FUND
Year Ended December 31, 2002..............................  $    93,143   $ 84,616    $  9,572
Year Ended December 31, 2003..............................  $   100,424   $100,424    $ 49,754
Year Ended December 31, 2004..............................  $    80,508   $ 80,508    $105,413
HIGH YIELD BOND FUND
Year Ended December 31, 2002..............................  $ 3,522,531   $      0    $      0
Year Ended December 31, 2003..............................  $ 9,585,692   $      0    $      0
Year Ended December 31, 2004..............................  $14,604,203   $      0    $      0
INVESTORS VALUE FUND
Year Ended December 31, 2002..............................  $ 5,761,706   $      0    $      0
Year Ended December 31, 2003..............................  $ 7,347,485   $      0    $      0
Year Ended December 31, 2004..............................  $ 9,383,345   $      0    $      0
LARGE CAP GROWTH FUND
Year Ended December 31, 2002..............................  $    56,623   $ 56,623    $113,143
Year Ended December 31, 2003..............................  $    54,889   $ 54,889    $ 74,379
Year Ended December 31, 2004..............................  $    54,804   $ 54,804    $ 68,577
MID CAP FUND
Year Ended December 31, 2002(3)...........................  $   149,023   $ 94,313    $      0
Year Ended December 31, 2003..............................  $   135,653   $ 45,465    $      0
Year Ended December 31, 2004..............................  $   156,907   $ 94,006    $      0
NATIONAL TAX FREE BOND FUND
Year Ended December 31, 2002(4)...........................  $   310,846   $262,047    $      0
Year Ended December 31, 2003..............................  $   277,855   $192,690    $      0
Year Ended December 31, 2004..............................  $   224,668   $224,668    $  2,940
NEW YORK MUNICIPAL MONEY MARKET FUND
Year Ended December 31, 2002..............................  $   226,478   $      0    $ 44,848
Year Ended December 31, 2003..............................  $   188,669   $      0    $ 49,048
Year Ended December 31, 2004..............................  $   169,822   $      0    $ 21,666
NEW YORK TAX FREE BOND FUND
Year Ended December 31, 2002(5)...........................  $   671,797   $262,082    $      0
Year Ended December 31, 2003..............................  $   622,889   $200,361    $      0
Year Ended December 31, 2004..............................  $   550,388   $179,723    $      0

                                                                                      EXPENSES
                                                            GROSS FEES     WAIVER    REIMBURSED
                                                            ----------     ------    ----------
SMALL CAP GROWTH FUND
Year Ended December 31, 2002..............................  $ 1,911,814   $762,003    $      0
Year Ended December 31, 2003..............................  $ 1,908,053   $      0    $      0
Year Ended December 31, 2004..............................  $ 2,628,470   $  3,868    $      0
STRATEGIC BOND FUND
Year Ended December 31, 2002..............................  $ 1,085,716   $      0    $      0
Year Ended December 31, 2003..............................  $ 1,472,923   $      0    $      0
Year Ended December 31, 2004..............................  $ 1,447,694   $      0    $      0
U.S. GOVERNMENT FUND
Year Ended December 31, 2002..............................  $   602,166   $477,752    $      0
Year Ended December 31, 2003..............................  $   949,954   $569,987    $      0
Year Ended December 31, 2004..............................  $   725,084   $456,138    $      0


---------


(1) Effective August 1, 2004 the voluntary management fees and expenses waiver was terminated.



(2) For the period from January 1, 2002 to April 30, 2002, CFM acted as the investment manager of the California Tax Free Bond Fund under a prior management agreement. Gross fees payable by the Fund to CFM for this period were $25,656, all of which were voluntarily waived. For the period from May 1, 2002 to December 31, 2002 SaBAM acted as the Fund's manager under the current management agreement. Gross fees payable by the Fund to SaBAM for this period were $51,158, all of which were voluntarily waived.



(3) For the period from January 1, 2002 to April 30, 2002, CFM acted as the investment manager of the Mid Cap Fund under a prior management agreement. Gross fees payable by the Fund to CFM for this period were $56,380, of which $48,863 were paid to CFM and $7,517 were voluntarily waived. For the period from May 1, 2002 to December 31, 2002 SaBAM acted as the Fund's manager under the current management agreement. Gross fees payable by the Fund to SaBAM for this period were $92,643, of which $5,847 were paid to SaBAM and $86,796 were voluntarily waived.



(4) For the period from January 1, 2002 to April 30, 2002, CFM acted as the investment manager of the National Tax Free Bond Fund under a prior management agreement. Gross fees payable by the Fund to CFM for this period were $108,482, all of which were voluntarily waived. For the period from May 1, 2002 to December 31, 2002 SaBAM acted as the Fund's manager under the current management agreement. Gross fees payable by the Fund to SaBAM for this period were $202,364, of which $48,799 were paid to SaBAM and $153,565 were voluntarily waived.



(5) For the period from January 1, 2002 to April 30, 2002, CFM acted as the investment manager of the New York Tax Free Bond Fund under a prior management agreement. Gross fees payable by the Fund to CFM for this period were $228,632, of which $129,806 were paid to CFM and $98,826 were voluntarily waived. For the period from May 1, 2002 to December 31, 2002 SaBAM acted as the Fund's manager under the current management agreement. Gross fees payable by the Fund to SaBAM for this period were $443,165, of which $279,909 were paid to SaBAM and $163,256 were voluntarily waived.




Under the terms of the Management Agreement between each Fund and SaBAM, neither SaBAM nor its affiliates shall be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on either the part of SaBAM or its affiliate or from reckless disregard by it of its obligations and duties under the Management Agreement.


Each of the Management Agreements has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by each fund's Board of Directors or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Independent Directors of the fund's Board with such

Independent Directors casting votes in person at a meeting called for the purpose, or by a vote of a majority of the outstanding shares.



The fund or the manager may terminate a Management Agreement on sixty days' written notice without penalty. The Management Agreements will terminate automatically in the event of assignment (as defined in the 1940 Act).


CODE OF ETHICS

Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and to institute procedures designed to prevent 'access persons' (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Board of each Fund has adopted a code of ethics (the 'Fund Code') that incorporates personal trading policies and procedures applicable to access persons of the Fund, which includes officers, Directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the Fund. In addition, each Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of the Investment Manager and, if applicable, any sub-adviser to the Fund, which policies serve as such adviser's code of ethics (the 'Adviser Code'). The Fund and Adviser Codes have been designed to address potential conflicts of interests that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

Pursuant to the Fund Codes and Adviser Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for a Fund. In addition, the Adviser Code contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The Adviser Code, with certain exceptions, also requires that access persons obtain preclearance to engage in personal securities transactions. Finally, the Fund and Adviser Codes require access persons to report all personal securities transactions periodically.

BOARD APPROVAL OF MANAGEMENT AGREEMENTS

SERIES FUNDS.


The Board of Directors of the funds considered the continuation of the Management Agreements between SaBAM and the Company on behalf of each fund for another year at meetings held on July 29 and 30, 2004.



The Directors, including the Independent Directors, reviewed information provided by management as to the nature, scope and quality of the advisory services provided to each fund by SaBAM and any additional benefits received by SaBAM or its affiliates in connection with the respective fund relationship. The Board also reviewed information from SaBAM comparing the management fees charged by SaBAM with respect to the Funds to those charged by other managers with respect to similar funds. In addition, the Board reviewed the expenses incurred by SaBAM with respect to each fund and found the fees charged and expenses incurred to be fair and reasonable. For its review, the Board utilized materials prepared by an independent third party. The Board also considered the performance of each fund relative to a selected peer group, each fund's total expenses in comparison to funds within the peer group, and other factors. The Board found, after giving effect to waivers and/or reimbursements and analyses by SaBAM, that the relative performance and expense ratios of the Funds were reasonable in comparison to the peer group. In addition, the Board noted information received at regular meetings throughout the year relating to fund performance and services rendered by SaBAM, and benefits accruing to SaBAM and its affiliates from administrative and brokerage relationships with affiliates of SaBAM. The Board considered SaBAM's research arrangements with brokers who execute transactions on behalf of each fund. The Board also noted that breakpoints in the fee levels of certain funds allowed the shareholders to enjoy the benefits of economies of scale.


In analyzing the expenses incurred by the manager with respect to each fund, the Board members took note of the report they had received regarding the profitability to SaBAM and its affiliates of their relationship with each fund. The Board noted that it had concluded that SaBAM's methodology for allocating the expenses of operating the funds in the complex and concluded that the methodology was reasonable. The Board considered SaBAM's profitability with respect to the Funds in light of the nature and quality of the services provided by SaBAM.



After requesting and reviewing such information as they deemed necessary in an executive session meeting conducted by the Independent Directors without management being present, the Board unanimously concluded that the continuation of the Management Agreements was in the best interests of the funds and their shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining to renew the agreement with the manager. The Independent Directors were advised by separate independent legal counsel throughout the process.



CAPITAL FUND AND INVESTORS VALUE FUND.



The Board of Directors of the funds considered the continuation of the Management Agreements between SaBAM and the Company on behalf of each fund for another year at a meeting held on July 26, 2004.



The Directors, including the Independent Directors, reviewed information provided by management as to the nature, scope and quality of the advisory services provided to each fund by SaBAM and any additional benefits received by SaBAM or its affiliates in connection with the respective fund relationship. The Board also reviewed information from SaBAM comparing the management fees charged by SaBAM with respect to the Funds to those charged by other managers with respect to similar funds. In addition, the Board reviewed the expenses incurred by SaBAM with respect to each fund and found the management fees charged and expenses incurred to be fair and reasonable. For their review, the Board utilized materials prepared by an independent third party. The Board also considered the performance of each fund relative to a selected peer group, each fund's total expenses in comparison to funds within the peer group, and other factors. The Board found, after giving effect to waivers and/or reimbursements, that the relative performance and expense ratios of the Funds were comparable to those of the peer group. In addition, the Board noted information received at regular meetings throughout the year relating to fund performance and services rendered by SaBAM, and benefits accruing to SaBAM and its affiliates from administrative and brokerage relationships with affiliates of SaBAM. The Board considered SaBAM's research arrangements with brokers who execute transactions on behalf of each fund. The Board also noted that breakpoints in the fee levels of certain funds allowed the shareholders to enjoy the benefits of economies of scale.



In analyzing the expenses incurred by the manager with respect to each fund, the Board members took note of the report they had received regarding the profitability to SaBAM and its affiliates of their relationship with each fund. The Board noted that it had concluded that CAM's methodology for allocating the expenses of operating the funds in the complex was reasonable. The Board concluded that SaBAM's profitability with respect to the Funds was reasonable in light of the nature and quality of the services provided by SaBAM.



After requesting and reviewing such information as they deemed necessary in an executive session meeting conducted by the Independent Directors without management being present, the Board unanimously concluded that the continuation of the Management Agreements was in the best interests of the funds and their shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining to renew the agreement with the manager. The Independent Directors were advised by separate independent legal counsel throughout the process.

CALIFORNIA TAX FREE BOND FUND, NATIONAL TAX FREE BOND FUND, NEW YORK TAX FREE BOND FUND AND MID CAP FUND


The Board of Trustees of California Tax Free Bond Fund, National Tax Free Bond Fund, New York Tax Free Bond and Mid Cap Fund considered the continuation of the Management Agreements between SaBAM and the Trust at a meeting held on August 9, 2004. In approving the continuation of each Management Agreement, the Board of Trustees, including the independent trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory and administrative services provided and any additional benefits received by SaBAM or its affiliates in connection with providing services to each Fund, compared the fees charged by SaBAM to those paid by similar funds for comparable services, and analyzed the expenses incurred by SaBAM with respect to each Fund. The Board also considered each Fund's performance relative to a peer group selected by a third party service provider and to other benchmarks, the expense ratio of each Fund in comparison to other funds, and other factors. The Board considered the quality of SaBAM's advisory, administrative and compliance staffs, including additional compliance resources being added. In addition, the Trustees considered information received at regular meetings throughout the year related to Fund performance and manager services, and benefits potentially accruing to SaBAM and its affiliates, from distribution and service relationships with SaBAM and/or affiliates of SaBAM. The Board also considered other benefits to SaBAM including benefits relating to the ability of SaBAM to make the Funds available to clients of SaBAM together with other financial services offered to clients by SaBAM and/or its affiliates.


After requesting and reviewing such information as they deemed necessary (including additional information provided by SaBAM in response to inquiries from the independent trustees) and after meetings conducted by the independent trustees without management being present, the Board concluded that the continuation of the Management Agreement for each of California Tax Free Bond Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund and Mid Cap Fund was in the best interest of the applicable Fund and its shareholders. These conclusions were based upon the Board's determination for each Fund that the Fund's performance (with respect to Class A shares) compared favorably with other funds in a peer group selected by a third party service provider over the one, three and five year periods ending April 30, 2004, with the following exceptions: for Salomon Brothers California Tax Free Bond Fund, the Board noted that while performance for the one and three year periods was below the median, the performance over the five year period was better than the median; for the Salomon Brothers Mid Cap Fund, the Board noted that while performance was below the median for the period ended April 30, 2004, for the three months and one year ended June 30, 2004, it was above the median for Class A shares; for Salomon Brothers National Tax Free Bond Fund, the Board noted that while performance was below the median for a one year period, its was above the median for the three and five year periods; for Salomon Brothers New York Tax Free Bond Fund, it was noted that while performance was below the median for the one year period, it was above the median for the three, five and ten year periods, that contractual management fees and (with respect to class A shares) actual total expenses after giving effect to waivers and reimbursements compared favorably to the peer group; and that, while SaBAM's profitability with respect to its services for the Fund was substantial, it was not excessive in light of the nature and quality of the services provided by SaBAM. The Board recognized that other share classes may have higher expenses and correspondingly lower performance, but recognized that the higher expenses were attributable to the costs associated with the applicable distribution channel. The Board also considered that, although the fee waivers and reimbursements were voluntary, and could be discontinued or modified at any time, SaBAM had advised the Board that overall expense ratios of the Funds would not be permitted to increase materially without disclosure to the Board. The independent trustees were advised by separate independent legal counsel throughout the process.

ADMINISTRATOR

Smith Barney Fund Management LLC ('SBFM'), an affiliate of SaBAM, located at 125 Broad Street, New York, NY 10004 acts as administrator for each of the Series Funds. Until January 23,

2003, SaBAM acted as administrator for each of the Series Funds. SaBAM acts as administrator of the Capital Fund and the Investors Value Fund. The administration fee for each of the Series Funds (other than the All Cap Value Fund and the Large Cap Growth Fund) is payable monthly and is calculated at an annual rate of 0.05% of the Fund's average daily net assets. Each of the Capital Fund, the California Tax Free Bond Fund, the Investors Value Fund, the Mid Cap Fund, the National Tax Free Bond Fund and the New York Tax Free Bond Fund pays SaBAM a management fee as described above and does not pay SaBAM an additional fee to act as each Fund's administrator. For the last three fiscal years the Series Funds have paid the following amounts as administration fees:



                                                              ADMINISTRATION
                                                                 FEE PAID
                                                                 --------
ALL CAP VALUE FUND*
Year Ended December 31, 2002................................     $  4,624
Year Ended December 31, 2003................................     $  4,643
Year Ended December 31, 2004................................     $  3,486
BALANCED FUND
Year Ended December 31, 2002................................     $ 48,916
Year Ended December 31, 2003................................     $ 52,521
Year Ended December 31, 2004................................     $ 61,953
CASH MANAGEMENT FUND
Year Ended December 31, 2002................................     $ 23,286
Year Ended December 31, 2003................................     $ 25,106
Year Ended December 31, 2004................................     $ 20,127
HIGH YIELD BOND FUND
Year Ended December 31, 2002................................     $234,835
Year Ended December 31, 2003................................     $639,046
Year Ended December 31, 2004................................     $973,613
LARGE CAP GROWTH FUND*
Year Ended December 31, 2002................................     $  3,775
Year Ended December 31, 2003................................     $  3,659
Year Ended December 31, 2004................................     $  3,862
NEW YORK MUNICIPAL MONEY MARKET FUND
Year Ended December 31, 2002................................     $ 56,620
Year Ended December 31, 2003................................     $ 47,167
Year Ended December 31, 2004................................     $ 42,455
SMALL CAP GROWTH FUND
Year Ended December 31, 2002................................     $136,558
Year Ended December 31, 2003................................     $136,290
Year Ended December 31, 2004................................     $187,748
STRATEGIC BOND FUND
Year Ended December 31, 2002................................     $ 72,381
Year Ended December 31, 2003................................     $ 98,195
Year Ended December 31, 2004................................     $ 96,513
U.S. GOVERNMENT FUND
Year Ended December 31, 2002................................     $ 50,181
Year Ended December 31, 2003................................     $ 79,163
Year Ended December 31, 2004................................     $ 60,424


---------


* As of August 1, 2004, All Cap Value Fund no longer pays an administration fee. Prior to August 1, 2004 the Fund paid an administration fee at an annual rate of 0.05% of the average daily net assets. Also as of August 1, 2004, Large Cap Growth Fund has a fee schedule that reduces the administration fee to the following breakpoint schedule: 0.05% on average daily net assets up to and including $5 billion; 0.025% on average daily net assets over $5 billion and up to and including $10 billion; and 0% on average daily net assets in excess of $10 billion.

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the Manager, the Board has approved delegating proxy voting discretion to the Manager believing that the Manager should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix D is the summary of the guidelines and procedures that the Investment Manager uses to determine how to vote proxies relating to equity portfolio securities, including the procedures that the Investment Manager uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Investment Manager or any affiliated person of the Fund or the Investment Manager, on the other. This summary of the guidelines gives a general indication as to how the Investment Manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Investment Manager always endeavors to vote proxies relating to portfolio securities in accordance with the Fund's investment objectives.

Non-equity securities, such as debt obligations and money market instruments are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities SaBAM would vote the proxy in accordance with the principals set forth in SaBAM's proxy voting policies and procedure, including the procedures that the Manager uses when a vote presents a conflicat between the interests of fund shareholders, on the one hand, and those of the Manager or any affiliated person of a fund or SaBAM, on the other.


Information on how the funds vote proxies relating to portfolio securities during the most recent prior 12-month period ended June 30th is available without charge (1) upon request, by calling 1-800-446-1013, (2) on the Fund website at http://www.CitigroupAM.com and (3) on the SEC's website at http://www.sec.gov.


DISTRIBUTOR

Citigroup Global Markets Inc. ('CGM') (formerly Salomon Smith Barney Inc.), located at 388 Greenwich Street, New York, New York 10013, serves as each Fund's distributor pursuant to a distribution agreement (each a 'Distribution Agreement').

UNDERWRITING COMMISSIONS/SALES CHARGES

With respect to each of the Funds' last three fiscal years, the following table shows the aggregate dollar amount of underwriting commissions/sales charges paid to CGM, as well as the dollar amount of underwriting commissions/sales charges retained by CGM.


                                                              UNDERWRITING   UNDERWRITING
                                                              COMMISSIONS    COMMISSIONS
                                                                PAID TO      RETAINED BY
                                                                  CGM            CGM
                                                                  ---            ---
ALL CAP VALUE FUND
For the fiscal year ended December 31:
2004........................................................   $   14,631      $    188
2003........................................................   $    4,492      $    474
2002........................................................   $    4,486      $    510
BALANCED FUND
For the fiscal year ended December 31:
2004........................................................   $  157,824      $ 68,556
2003........................................................   $  285,397      $ 12,916
2002........................................................   $  207,098      $  4,367

                                                              UNDERWRITING   UNDERWRITING
                                                              COMMISSIONS    COMMISSIONS
                                                                PAID TO      RETAINED BY
                                                                  CGM            CGM
                                                                  ---            ---
CALIFORNIA TAX FREE BOND FUND
For the fiscal year ended December 31:
2004........................................................   $    1,608      $    756
2003........................................................   $    8,542      $  1,202
2002........................................................   $    1,500      $    195
CAPITAL FUND
For the fiscal year ended December 31:
2004........................................................   $2,519,907      $986,864
2003........................................................   $2,098,868      $ 97,455
2002........................................................   $4,529,459      $191,896
HIGH YIELD BOND FUND
For the fiscal year ended December 31:
2004........................................................   $1,350,783      $766,890
2003........................................................   $2,455,162      $245,817
2002........................................................   $1,672,598      $ 83,805
INVESTORS VALUE FUND
For the fiscal year ended December 31:
2004........................................................   $  229,681      $116,856
2003........................................................   $  281,640      $ 14,729
2002........................................................   $  483,082      $ 15,916
LARGE CAP GROWTH FUND
For the fiscal year ended December 31:
2004........................................................   $   17,400      $  3,405
2003........................................................   $   15,420      $  1,294
2002........................................................   $   20,300      $    555
MID CAP FUND
For the fiscal year ended December 31:
2004........................................................   $    7,204      $      0
2003........................................................   $    4,755      $    589
2002........................................................   $    2,170      $    283
NATIONAL TAX FREE BOND FUND
For the fiscal year ended December 31:
2004........................................................   $   41,897      $  7,162
2003........................................................   $   46,337      $  5,378
2002........................................................   $  107,437      $  8,624
NEW YORK TAX FREE BOND FUND
For the fiscal year ended December 31:
2004........................................................   $   24,561      $ 17,471
2003........................................................   $   64,388      $  8,934
2002........................................................   $   96,444      $ 10,775
SMALL CAP GROWTH FUND
For the fiscal year ended December 31:
2004........................................................   $  289,743      $158,963
2003........................................................   $  267,693      $ 18,051
2002........................................................   $  655,365      $ 41,233
STRATEGIC BOND FUND
For the fiscal year ended December 31:
2004........................................................   $  444,382      $170,259
2003........................................................   $  333,058      $ 29,551
2002........................................................   $  539,238      $ 17,066

                                                              UNDERWRITING   UNDERWRITING
                                                              COMMISSIONS    COMMISSIONS
                                                                PAID TO      RETAINED BY
                                                                  CGM            CGM
                                                                  ---            ---
U.S. GOVERNMENT FUND
For the fiscal year ended December 31:
2004........................................................   $  226,506      $137,016
2003........................................................   $  293,130      $  6,431
2002........................................................   $  548,826      $ 22,192


DISTRIBUTION FEES

Rule 12b-1 promulgated under the 1940 Act ('Rule 12b-1') provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with Rule 12b-1. The Board of each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) has adopted a services and distribution plan with respect to each class of shares (other than Class O and Class Y) of each Fund pursuant to Rule 12b-1 (the 'Class A Plan,' the 'Class B Plan' and the 'Class C Plan' as applicable and collectively, the 'Plans'). The Boards of the Funds, in the exercise of their business judgment made in the best interests of the shareholders of each Fund and each class, have determined that there is a reasonable likelihood that the Plans will benefit such Fund and its shareholders, and have approved the continuation of the Plans.

Under the Plans, each class is authorized to pay CGM an annual service fee* with respect to the Class A, Class B and Class C shares of the applicable Fund at the rate of 0.25% of the value of the average daily net assets of the respective class.

Under Class B Plans, each Fund (other than the U.S. Government Fund) is authorized to pay CGM an annual distribution fee* at the rate of 0.75% of the value of the average daily net assets of the respective class. Under the Class B Plan of the U.S. Government Fund, the U.S. Government Fund is authorized to pay CGM an annual distribution fee at the rate of 0.25% of the value of the average daily net assets of the respective class.


Under Class C Plans, the California Tax Free Bond Fund, High Yield Bond Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund, Strategic Bond Fund, and U.S. Government Fund (the 'Bond Funds') are authorized to pay CGM an annual distribution fee* at the rate of 0.50% of the value of the average daily net assets of the Class C shares of the Fund. With respect to Class C shares of the All Cap Value Fund, Balanced Fund, Capital Fund, Investors Value Fund, Large Cap Growth Fund, Mid Cap Fund and Small Cap Growth Fund (the 'Equity Funds'), CGM is paid an annual distribution fee* at the rate of 0.75% of the value of the average daily net assets of the Class C shares of the applicable Fund.


The service fees are used for servicing shareholder accounts, including payments by CGM to selected securities dealers. The distribution fees are paid to CGM to compensate for activities primarily intended to result in the sale of Class B and Class C shares, including payment to selected securities dealers.

The expenses incurred in connection with these activities include: costs of printing and distributing the Funds' Prospectus, SAI and sales literature to prospective investors; an allocation of overhead and other distribution-related expenses; payments to and expenses of other persons who provide support services in connection with the distribution of the shares; any other costs and expenses relating to distribution or sales support activities; compensation for CGM's initial expense of paying investment representatives or introducing brokers a commission upon the sale of the Funds' shares; and accruals for interest on the amount of the foregoing expenses that exceed the amount of the distribution fee and the deferred sales charge. Under the Plans, CGM may retain all or a

---------
* The Plans for California Tax Free Bond Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund and Mid Cap Fund provide that the fees paid under the Plans may be used for both service and distribution activities.

portion of the service and distribution fees. The payments to selected securities dealers may include a commission paid at the time of sale and a continuing fee based upon the value of the average daily net assets of the applicable class of shares that remain invested in a Fund (a 'trail fee') with respect to accounts that dealers continue to service.


With respect to Class B shares for each Fund, except the U.S. Government Fund, CGM will pay broker-dealers at the time of sale a commission of 4% of the purchase amount and a quarterly trail fee at an annual rate of 0.25% which will begin to accrue immediately after settlement. Broker-dealers selling Class B shares of the U.S. Government Fund will receive a commission of up to 2% of the purchase amount and a quarterly trail fee at the annual rate of 0.25% which will begin to accrue immediately after settlement.



With respect to Class C shares of the Bond Funds, except High Yield Bond Fund and U.S. Government Fund, CGM will pay broker-dealers at the time of sale a commission of 0.75% of the purchase amount and a quarterly trail fee at an annual rate of 0.75% which will begin to accrue in the thirteenth month after settlement. With respect to Class C shares of the High Yield Bond Fund, CGM will pay broker-dealers at the time of sale a commission of 1.00% of the purchase amount and a quarterly trail fee at an annual rate of 0.75% which will begin to accrue in the thirteenth month after settlement. With respect to Class C shares of the U.S. Government Fund, CGM will pay broker-dealers a quarterly trail fee at an annual rate of 0.75% which will begin to accrue immediately after settlement. With respect to Class C shares of the Equity Funds, CGM will pay broker-dealers at the time of sale a commission of 1.00% of the purchase amount and a quarterly trail fee at an annual rate of 1.00%, with such fee starting in the thirteenth month after purchase.


Sales personnel of broker-dealers distributing each Fund's shares and any other persons entitled to receive compensation for selling or servicing a Fund's shares may receive different compensation for selling or servicing one class of shares over another. The distribution and shareholder service expenses incurred by CGM and dealers in connection with the sale of shares will be paid, in the case of Class A shares, from the proceeds of front end sales charges and the ongoing service fees; and in the cases of Class B and Class C shares, from the proceeds of applicable deferred sales charges and ongoing distribution and service fees. Investors should understand that the purpose of the front end sales charge and ongoing service fees applicable to Class A shares is the same as that of the deferred sales charge and ongoing distribution and service fees applicable to Class B and Class C shares.

CGM may also make payments to assist in the distribution of a Fund's shares out of the other fees received by it or its affiliates from such Fund, its past profits or any other sources available to it. From time to time, CGM may waive receipt of fees under a Plan while retaining the ability to be paid under such Plan thereafter. The fees payable to CGM under the Plans and payments by CGM to selected securities dealers are payable without regard to actual expenses incurred.

CGM may, from time to time, assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives, which may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the Funds. In addition, CGM may also, from time to time, at its expense or as an expense for which it may be compensated under a Plan, if applicable, pay a bonus or other consideration or incentives to dealers who sell a minimum dollar amount of shares of the Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. Dealers may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state. Incentive payments will be provided for out of the front end sales charges and deferred sales charges retained by CGM, any applicable Plan payments or CGM's other resources. Other than Plan payments, the Funds do not bear distribution expenses.

A quarterly report of the amounts expended with respect to each Fund under the applicable Plan, and the purposes for which such expenditures were incurred, is presented to the Fund's Board for its review. In addition, each Plan provides that it may not be amended with respect to any class of shares of any Fund to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of shareholders of that class, and that other material amendments of the Plan must be approved by the Fund's Board and by the Directors who are neither 'interested persons,' as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan and its related agreements are subject to annual approval by a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated with respect to a Fund or any class thereof at any time by vote of a majority (as defined in the 1940 Act) of the Directors who are not 'interested persons' and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by vote of a majority of the shares of a Fund or class, as the case may be.

For the year ended December 31, 2004, the aggregate amount spent by the various classes of each Fund under the applicable Plan was as follows:


                                                                                                           AMOUNT
                                                               COMPENSATION          COMPENSATION         SPENT BY
                                          COMPENSATION         PAID BY CGM           PAID BY CGM          CGM AND
                                           PAID TO CGM      AND AFFILIATES TO       AND AFFILIATES       AFFILIATES
                                         UNDER THE PLANS   SELECTED DEALERS (1)   TO SALES PERSONNEL   ON ADVERTISING
                                         ---------------   --------------------   ------------------   --------------
ALL CAP VALUE FUND
Class A................................    $    1,344           $    1,697            $      377         $        0
Class B................................    $    3,844           $    3,404            $    3,050         $      291
Class C................................    $    1,932           $    1,290            $    2,779         $    1,456
BALANCED FUND
Class A................................    $  151,996           $  133,398            $   43,627         $        0
Class B................................    $  272,480           $  295,413            $   55,899         $   34,288
Class C................................    $  341,134           $  197,874            $  108,289         $   44,817
CALIFORNIA TAX FREE BOND FUND
Class A................................    $   29,489           $   17,914            $   14,317         $        0
Class B................................    $    1,300           $    1,092            $      374         $      599
Class C................................    $      220           $      235            $       48         $      310
CAPITAL FUND
Class A................................    $  873,963           $  858,475            $  249,720         $        0
Class B................................    $4,015,361           $3,896,774            $  908,425         $  607,856
Class C................................    $5,061,509           $3,360,033            $1,905,240         $1,073,239
HIGH YIELD BOND FUND
Class A................................    $3,331,287           $3,616,715            $  726,853         $        0
Class B................................    $2,003,793           $2,051,600            $  229,970         $   43,569
Class C................................    $2,188,338           $1,462,225            $  660,016         $  270,033

                                                                     TOTAL AMOUNT OF EXPENSES
                                            AMOUNT SPENT BY           INCURRED BY CGM AND ITS
                                           CGM AND AFFILIATES         AFFILIATES IN CONNECTION
                                        ON PRINTING AND MAILING          WITH DISTRIBUTION
                                             OF PROSPECTUS                OF THE FUNDS(2)
                                             -------------                ---------------
ALL CAP VALUE FUND
Class A................................          $    0                     $    2,074
Class B................................          $2,233                     $    8,978
Class C................................          $6,094                     $   11,619
BALANCED FUND
Class A................................          $    0                     $  177,025
Class B................................          $  224                     $  385,824
Class C................................          $2,263                     $  353,243
CALIFORNIA TAX FREE BOND FUND
Class A................................          $    0                     $   32,231
Class B................................          $    0                     $    2,064
Class C................................          $    0                     $      593
CAPITAL FUND
Class A................................          $    0                     $1,108,195
Class B................................          $  224                     $5,413,248
Class C................................          $2,263                     $6,340,775
HIGH YIELD BOND FUND
Class A................................          $    0                     $4,343,568
Class B................................          $  224                     $2,325,362
Class C................................          $2,263                     $2,394,537


---------


(1) Includes 'Miscellaneous Expenses' meaning allocable overhead, travel and communications expenses.


(2) The total expense amounts set out in this column are calculated as the sum of the amounts spent by CGM and its affiliates that are disclosed in the five preceding columns. These amounts are paid out of revenue received by CGM under each Plan, as well as out of other revenue received by SaBAM and its affiliates.


                                                                                                           AMOUNT
                                                               COMPENSATION          COMPENSATION         SPENT BY
                                          COMPENSATION         PAID BY CGM           PAID BY CGM          CGM AND
                                           PAID TO CGM      AND AFFILIATES TO       AND AFFILIATES       AFFILIATES
                                         UNDER THE PLANS   SELECTED DEALERS(1)    TO SALES PERSONNEL   ON ADVERTISING
                                         ---------------   -------------------    ------------------   --------------
INVESTORS VALUE FUND
Class A................................     $740,381             $890,663              $307,362           $      0
Class B................................     $449,185             $489,840              $ 91,113           $  7,567
Class C................................     $687,401             $559,728              $226,047           $ 12,783
LARGE CAP GROWTH FUND
Class A................................     $  5,421             $  4,852              $  1,792           $      0
Class B................................     $ 27,617             $ 25,545              $  7,205           $ 40,541
Class C................................     $ 27,447             $ 17,263              $  9,277           $ 14,848
MID CAP FUND
Class A................................     $  1,488             $  3,166              $    148           $      0
Class B................................     $  1,989             $  1,831              $    326           $    864
Class C................................     $  1,505             $  1,601              $    190           $    650
NATIONAL TAX FREE BOND FUND
Class A................................     $ 99,164             $132,781              $ 43,119           $      0
Class B................................     $ 35,152             $ 28,150              $  9,489           $  2,007
Class C................................     $ 11,980             $ 10,469              $  3,772           $  9,088

                                                                                                           AMOUNT
                                                               COMPENSATION          COMPENSATION         SPENT BY
                                          COMPENSATION         PAID BY CGM           PAID BY CGM          CGM AND
                                           PAID TO CGM      AND AFFILIATES TO       AND AFFILIATES       AFFILIATES
                                         UNDER THE PLANS   SELECTED DEALERS(1)    TO SALES PERSONNEL   ON ADVERTISING
                                         ---------------   -------------------    ------------------   --------------
NEW YORK TAX FREE BOND FUND
Class A................................     $273,238             $179,363              $126,398           $      0
Class B................................     $  3,165             $  3,703              $    785           $    261
Class C................................     $  2,826             $  5,236              $    403           $    858
SMALL CAP GROWTH FUND
Class A................................     $688,240             $600,157              $255,942           $      0
Class B................................     $349,861             $320,887              $ 67,103           $ 26,003
Class C................................     $533,841             $328,488              $175,994           $ 76,771
STRATEGIC BOND FUND
Class A................................     $139,664             $153,565              $ 39,045           $      0
Class B................................     $763,727             $776,412              $257,700           $136,074
Class C................................     $451,662             $307,651              $213,101           $161,050
U.S. GOVERNMENT FUND
Class A................................     $104,078             $137,831              $ 43,388           $      0
Class B................................     $265,340             $207,512              $ 64,473           $ 31,531
Class C................................     $310,714             $319,806              $134,441           $398,361



                                                                     TOTAL AMOUNT OF EXPENSES
                                            AMOUNT SPENT BY           INCURRED BY CGM AND ITS
                                           CGM AND AFFILIATES         AFFILIATES IN CONNECTION
                                        ON PRINTING AND MAILING          WITH DISTRIBUTION
                                             OF PROSPECTUS                OF THE FUNDS(2)
                                             -------------                ---------------
INVESTORS VALUE FUND
Class A................................          $    0                     $1,198,025
Class B................................          $  224                     $  588,743
Class C................................          $2,263                     $  850,821
LARGE CAP GROWTH FUND
Class A................................          $    0                     $    6,644
Class B................................          $  224                     $   73,516
Class C................................          $2,263                     $   43,651
MID CAP FUND
Class A................................          $    0                     $    3,315
Class B................................          $    0                     $    3,021
Class C................................          $    0                     $    2,442
NATIONAL TAX FREE BOND FUND
Class A................................          $    0                     $  175,900
Class B................................          $    0                     $   39,646
Class C................................          $    0                     $   23,328
NEW YORK TAX FREE BOND FUND
Class A................................          $    0                     $  305,760
Class B................................          $    0                     $    4,749
Class C................................          $    0                     $    6,497

                                                                     TOTAL AMOUNT OF EXPENSES
                                             AMOUNT SPENT BY         INCURRED BY CGM AND ITS
                                           CGM AND AFFILIATES        AFFILIATES IN CONNECTION
                                         ON PRINTING AND MAILING        WITH DISTRIBUTION
                                              OF PROSPECTUS              OF THE FUNDS(2)
                                              -------------              ---------------
SMALL CAP GROWTH FUND
Class A................................          $    0                     $  856,099
Class B................................          $  224                     $  414,216
Class C................................          $2,263                     $  583,516
STRATEGIC BOND FUND
Class A................................          $    0                     $  192,610
Class B................................          $  224                     $1,170,410
Class C................................          $2,263                     $  684,065
U.S. GOVERNMENT FUND
Class A................................          $    0                     $  181,220
Class B................................          $  224                     $  303,740
Class C................................          $2,263                     $  854,871


---------


(1) Includes 'Miscellaneous Expenses' meaning allocable overhead, travel and communications expenses.


(2) The total expense amounts set out in this column are calculated as the sum of the amounts spent by CGM and its affiliates that are disclosed in the four preceding columns. These amounts are paid out of revenue received by CGM under each Plan, as well as out of other revenue received by SaBAM and its affiliates.

Listed below are the distribution fees paid by Class A, Class B and Class C shares of each Fund to the distributor for the fiscal years ended December 31, 2002 and 2003.


                                                           DISTRIBUTION FEES    DISTRIBUTION FEES
                                                          PAID FOR THE FISCAL  PAID FOR THE FISCAL
                                                               YEAR ENDED          YEAR ENDED
                                                           DECEMBER 31, 2003    DECEMBER 31, 2002
                                                           -----------------    -----------------
ALL CAP VALUE FUND
Class A....................................................     $      474          $      134
Class B....................................................     $    2,190          $      961
Class C....................................................     $      491          $      223
BALANCED FUND
Class A....................................................     $   95,727          $   67,039
Class B....................................................     $  406,792          $  530,207
Class C....................................................     $  244,697          $  167,896
CALIFORNIA TAX FREE BOND FUND
Class A....................................................     $   35,627          $   38,113
Class B....................................................     $    2,720          $    1,076
Class C....................................................     $      195          $       59
CAPITAL FUND
Class A....................................................     $  667,743          $  655,973
Class B....................................................     $3,369,286          $3,489,405
Class C....................................................     $4,130,939          $4,004,860
HIGH YIELD BOND FUND
Class A....................................................     $1,778,293          $  322,818
Class B....................................................     $2,381,046          $2,052,663
Class C....................................................     $1,847,153          $  740,388
INVESTORS VALUE FUND
Class A....................................................     $  521,888          $  458,487
Class B....................................................     $  501,050          $  702,495
Class C....................................................     $  592,000          $  613,423

                                                              DISTRIBUTION FEES     DISTRIBUTION FEES
                                                             PAID FOR THE FISCAL   PAID FOR THE FISCAL
                                                                 YEAR ENDED            YEAR ENDED
                                                              DECEMBER 31, 2003     DECEMBER 31, 2002
                                                              -----------------     -----------------
LARGE CAP GROWTH FUND
Class A....................................................       $    3,996            $    3,023
Class B....................................................       $   28,503            $   33,403
Class C....................................................       $   28,484            $   29,850
MID CAP FUND
Class A....................................................       $      425            $      256
Class B....................................................       $    1,334            $      529
Class C....................................................       $      781            $      168
NATIONAL TAX FREE BOND FUND
Class A....................................................       $  121,298            $  139,803
Class B....................................................       $   49,066            $   44,920
Class C....................................................       $   14,778            $   11,615
NEW YORK TAX FREE BOND FUND
Class A....................................................       $  309,396            $  335,658
Class B....................................................       $    3,147            $      484
Class C....................................................       $    3,091            $       74
SMALL CAP GROWTH FUND
Class A....................................................       $  481,030            $  439,192
Class B....................................................       $  403,724            $  629,860
Class C....................................................       $  390,596            $  338,067
STRATEGIC BOND FUND
Class A....................................................       $  101,894            $   58,487
Class B....................................................       $  945,418            $  800,664
Class C....................................................       $  454,005            $  305,626
U.S. GOVERNMENT FUND
Class A....................................................       $  145,612            $   90,704
Class B....................................................       $  479,307            $  325,478
Class C....................................................       $  375,308            $  221,865

EXPENSES

Each Fund's expenses include taxes, interest, fees and salaries of such Fund's Directors and officers who are not directors, officers or employees of the Fund's service contractors, commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain third-party record keeping services, certain insurance premiums, ICI dues, outside auditing and legal expenses (including fees of counsel to disinterested Directors), costs of shareholder reports and Director and shareholder meetings and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any), as well as other transaction costs, in connection with the purchase and sale of portfolio securities. Fund expenses are allocated to a particular class of Fund shares based on either expenses identifiable to the class or the relative net assets of the class and other classes of Fund shares.

                               PORTFOLIO MANAGERS


The following tables set forth certain additional information with respect to the portfolio managers for each of the Funds. Unless noted otherwise, all information is provided as of December 31, 2004.


OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Except as specifically indicated below for each category, none of the accounts shown were subject to fees based on performance.



                                                  REGISTERED INVESTMENT       OTHER POOLED
          FUND            PORTFOLIO MANAGER(S)          COMPANIES          INVESTMENT VEHICLES       OTHER ACCOUNTS
          ----            --------------------          ---------          -------------------       --------------
  All Cap Value Fund      Peter Hable             18 registered            3 other pooled          90,863 other
                                                  investment companies     investment vehicles     accounts with $13.19
                                                  with $10.67 billion in   with $0.52 billion in   billion in total assets
                                                  total assets under       assets under            under management
                                                  management               management
                          John Goode              18 registered            3 other pooled          90,863 other accounts
                                                  investment companies     investment vehicles     with $13.19 billion in
                                                  with $10.67 billion in   with $0.52 billion in   total assets under
                                                  total assets under       assets under            management
                                                  management               management
  Balanced Fund           George J. Williamson    2 registered             0 other pooled          1 other account with
                                                  investment companies     investment vehicles     $0.23 billion in total
                                                  with $0.23 billion       with $0 in assets       assets under management
                                                  in total assets under    under management
                                                  management
  California Tax Free     John C. Mooney, CFA     2 registered             0 other pooled          2 other accounts with
   Bond Fund                                      investment companies     investment vehicles     $0.36 billion in total
                                                  with $0.15 billion in    with $0 in assets       assets under management
                                                  total assets under       under management
                                                  management
                          Robert Amodeo, CFA      11 registered            0 other pooled          32 other accounts with
                                                  investment companies     investment vehicles     $7.48 billion in total
                                                  with $3.59 billion in    with $0 in assets       assets under management
                                                  total assets under       under management
                                                  management
  Capital Fund            Kevin Caliendo          5 registered             0 other pooled          0 other accounts with
                                                  investment companies     investment vehicles     $0 in total assets
                                                  with $.64 billion in     with $0 in assets       under management
                                                  total assets under       under management
                                                  management
                          Margaret Blaydes        4 registered             4 other pooled          0 other accounts with
                                                  investment companies     investment vehicles     $0 in total assets
                                                  with $.66 billion in     with $0.40 billion in   under management
                                                  total assets under       assets under
                                                  management               management


                                                  (table continued on next page)

(table continued from previous page)


                                                  REGISTERED INVESTMENT       OTHER POOLED
          FUND            PORTFOLIO MANAGER(S)          COMPANIES          INVESTMENT VEHICLES       OTHER ACCOUNTS
          ----            --------------------          ---------          -------------------       --------------
  Cash Management Fund    Kevin Kennedy           14 registered           5 other pooled          69 other accounts
                                                  investment companies    investment vehicles     with $26.30 billion
                                                  with $60.28 billion     with $16.17 billion     in total assets under
                                                  in total assets under   in assets under         management
                                                  management              management
  High Yield Bond Fund    Peter J. Wilby          33 registered           15 other pooled         47 other accounts
                                                  investment companies    investment vehicles     with $7.79 billion in
                                                  with $16.44 billion     with $1.91 billion      total assets under
                                                  in total assets under   in assets under         management
                                                  management              management
                          Beth A. Semmel          25 registered           11 other pooled         23 other accounts
                                                  investment companies    investment vehicles     with $4.21 billion in
                                                  with $12.95 billion     with $1.75 billion in   total assets under
                                                  in total assets under   assets under            management
                                                  management              management
                          James E. Craige         25 registered           9 other pooled          40 other accounts
                                                  investment companies    investment vehicles     with $7.14 billion in
                                                  with $10.60 billion     with $1.17 billion in   total assets under
                                                  in total assets under   assets under            management
                                                  management              management
  Investors Value Fund    Mark McAllister         17 registered           2 other pooled          15,393 other accounts
                                                  investment companies    investment vehicles     with $3.92 billion in
                                                  with $7.86 billion in   with $0.24 billion in   total assets under
                                                  total assets under      assets under            management
                                                  management              management
                          Robert Feitler          17 registered           2 other pooled          15,393 other accounts
                                                  investment companies    investment vehicles     with $3.92 billion in
                                                  with $7.86 billion in   with $0.24 billion in   total assets under
                                                  total assets under      assets under            management
                                                  management              management
  Large Cap Growth Fund   Alan Blake              14 registered           4 other pooled          127,750 other
                                                  investment companies    investment vehicles     accounts with $13.08
                                                  with $6.36 billion in   with $0.58 billion in   billion in total
                                                  total assets under      assets under            assets under
                                                  management              management              management
  Mid Cap Fund            Kevin Caliendo          5 registered            4 other pooled          0 other accounts with
                                                  investment companies    investment vehicles     $0 in total assets
                                                  with $2.20 billion in   with $0.40 billion in   under management
                                                  total assets under      assets under
                                                  management              management
  National Tax Free       John C. Mooney, CFA     2 registered            0 other pooled          2 other accounts with
   Bond Fund                                      investment companies    investment vehicles     $0.36 billion in
                                                  with $0.12 billion in   with $0 in assets       total assets under
                                                  total assets under      under management        management
                                                  management
                          Robert Amodeo, CFA      11 registered           0 other pooled          32 other accounts
                                                  investment companies    investment vehicles     with $7.48 billion in
                                                  with $3.56 billion in   with $0 in assets       total assets under
                                                  total assets under      under management        management
                                                  management
  New York Municipal      Charles K. Bardes       5 registered            0 other pooled          1 other accounts with
   Money Market Fund                              investment companies    investment vehicles     $0.01 billion in
                                                  with $3.09 billion in   with $0 in assets       total assets under
                                                  total assets under      under management        management
                                                  management
                          Thomas A. Croak         2 registered            0 other pooled          14 other accounts
                                                  investment companies    investment vehicles     with $0.08 billion in
                                                  with $0.26 billion in   with $0 in assets       total assets under
                                                  total assets under      under management        management
                                                  management
  New York Tax Free       John C. Mooney, CFA     2 registered            0 other pooled          2 other accounts with
   Bond Fund                                      investment companies    investment vehicles     $0.36 billion in
                                                  with $0.05 billion in   with $0 in assets       total assets under
                                                  total assets under      under management        management
                                                  management
                          Robert Amodeo, CFA      11 registered           0 other pooled          32 other accounts
                                                  investment companies    investment vehicles     with $7.48 billion in
                                                  with $3.50 billion in   with $0 in assets       total assets under
                                                  total assets under      under management        management
                                                  management



                                                  (table continued on next page)

(table continued from previous page)



                                                  REGISTERED INVESTMENT       OTHER POOLED
          FUND            PORTFOLIO MANAGER(S)          COMPANIES          INVESTMENT VEHICLES       OTHER ACCOUNTS
          ----            --------------------          ---------          -------------------       --------------
  Small Cap Growth Fund   Vincent Gao             3 registered            4 other pooled          0 other accounts with
                                                  investment companies    investment vehicles     $0 in total assets
                                                  with $0.18 billion in   with $0.40 billion in   under management
                                                  total assets under      assets under
                                                  management              management
                          Kevin Caliendo          5 registered            0 other pooled          0 other accounts with
                                                  investment companies    investment vehicles     $0 in total assets
                                                  with $1.76 billion in   with $0 billion in      under management
                                                  total assets under      assets under
                                                  management              management
                          Robert Feitler          17 registered           2 other pooled          15,393 other accounts
                                                  investment companies    investment vehicles     with $3.92 billion in
                                                  with $9.29 billion in   with $0.24 billion in   total assets under
                                                  total assets under      assets under            management
                                                  management, one of      management
                                                  which, with a $1.91
                                                  billion in net assets,
                                                  has a performance based
                                                  fee
                          Dmitry Khaykin          4 registered            4 other pooled          0 other accounts with
                                                  investment companies    investment vehicles     $0 in total assets
                                                  with $1.78 billion in   with $0.40 billion in   under management
                                                  total assets under      assets under
                                                  management              management
                          Margaret Blaydes        4 registered            4 other pooled          0 other accounts with
                                                  investment companies    investment vehicles     $0 in total assets
                                                  with $1.78 billion in   with $0.40 billion in   under management
                                                  total assets under      assets under
                                                  management              management
  Strategic Bond Fund     Peter J. Wilby          33 registered           15 other pooled         47 other accounts
                                                  investment companies    investment vehicles     with $7.79 billion in
                                                  with $18.44 billion     with $1.91 billion in   total assets under
                                                  in total assets under   assets under            management
                                                  management              management
                          Roger Lavan             16 registered           4 other pooled          4 other accounts with
                                                  investment companies    investment vehicles     $1.87 billion in
                                                  with $6.72 billion in   with $0.40 billion in   total assets under
                                                  total assets under      assets under            management
                                                  management              management
                          David Scott             5 registered            20 other pooled         24 other accounts
                                                  investment companies    investment vehicles     with $3.13 billion in
                                                  with $1.57 billion in   with $1.41 billion in   total assets under
                                                  total assets under      assets under            management
                                                  management              management
  Short/Intermediate      Roger Lavan             16 registered           4 other pooled          4 other accounts with
   U.S. Government Fund                           investment companies    investment vehicles     $1.87 billion in
                                                  with $6.78 billion in   with $0.40 billion in   total assets under
                                                  total assets under      assets under            management
                                                  management              management





PORTFOLIO MANAGER COMPENSATION

Citigroup Asset Management ('CAM') investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the 'Plan') for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a 'base incentive pool' is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The 'base incentive pool' of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a 'peer group' of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.




POTENTIAL CONFLICTS OF INTEREST



Potential conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.



The investment adviser and the funds have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. Potential conflicts include:



Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.



Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.



Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.



Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.



Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.



Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.


PORTFOLIO MANAGER SECURITIES OWNERSHIP

The table below identifies ownership of Fund securities by each Portfolio
Manager.


                                                                                       DOLLAR RANGE OF
                    FUND                              PORTFOLIO MANAGER(S)         OWNERSHIP OF SECURITIES
                    ----                              --------------------         -----------------------
All Cap Value Fund...........................  Peter Hable                                None
                                               John Goode                                 None
Balanced Fund................................  George J. Williamson                       None
California Tax Free Bond Fund................  John C. Mooney, CFA                        None
                                               Robert Amodeo, CFA                         None
Capital Fund.................................  Kevin Caliendo                             None
                                               Margaret Blaydes                           None
Cash Management Fund.........................  Kevin Kennedy                              None
High Yield Bond Fund.........................  Peter J. Wilby                             None
                                               Beth A. Semmel                          $  1 - $10,000
                                               James E. Craige                         $  1 - $10,000
Investors Value Fund.........................  Mark McAllister                            None
                                               Robert Feitler                             None
Large Cap Growth Fund........................  Alan Blake                              $  1 - $10,000
Mid Cap Fund.................................  Kevin Caliendo                             None
National Tax Free Bond Fund..................  John C. Mooney, CFA                        None
                                               Robert Amodeo, CFA                         None
New York Municipal Money Market Fund.........  Charles K. Bardes                          None
                                               Thomas A. Croak                            None
New York Tax Free Bond Fund..................  John C. Mooney, CFA                        None
                                               Robert Amodeo, CFA                         None
Small Cap Growth Fund........................  Vincent Gao                                None
                                               Kevin Caliendo                             None
                                               Robert Feitler                             None
                                               Dmitry Khaykin                             None
                                               Margaret Blaydes                           None
Strategic Bond Fund..........................  Peter J. Wilby                             None
                                               Roger Lavan                                None
                                               David Scott                                None
Short/Intermediate U.S. Government Fund......  Roger Lavan                                None

                             PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of each Fund, the Investment Manager is primarily responsible for each Fund's portfolio decisions and the placing of the Fund's portfolio transactions.

Equity securities generally are purchased or sold through brokers who will be paid a commission. Fixed-income securities, certain short-term securities and certain equities normally will be purchased from or sold to issuers directly or dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. The purchase by a Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which a Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

The general policy of each Fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the Investment Manager's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While the Investment Manager generally seeks the best price in placing its orders, a Fund may not necessarily be paying the lowest price available.

Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Investment Manager may select brokers who charge a commission in excess of that charged by other brokers, if the Investment Manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the Investment Manager by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The Investment Manager may also have arrangements with brokers pursuant to which such brokers provide research services to the Investment Manager in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a Fund's costs, the Investment Manager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as the Investment Manager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the Investment Manager by brokers who effect securities transactions for a Fund may be used by the Investment Manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Investment Manager by brokers who effect securities transactions for other investment companies and accounts which the Investment Manager manages may be used by the Investment Manager in servicing a Fund. Not all of these research services are used by the Investment Manager in managing any particular account, including the Funds. For the fiscal year ended December 31, 2004, each of the Funds indicated below directed brokerage transactions and paid commissions on transactions related to research services as follows:


                                                                                TOTAL DOLLAR AMOUNT OF
                                                 TOTAL DOLLAR AMOUNT OF         BROKERAGE COMMISSIONS
                                                 BROKERAGE TRANSACTIONS          PAID ON TRANSACTIONS
                    FUND                      RELATED TO RESEARCH SERVICES   RELATED TO RESEARCH SERVICES
                    ----                      ----------------------------   ----------------------------
All Cap Value Fund..........................          $          0                     $      0
Balanced Fund...............................          $          0                     $      0
California Tax Free Bond Fund...............          $          0                     $      0
Capital Fund................................          $315,308,313                     $623,963
Cash Management Fund........................          $          0                     $      0
High Yield Bond Fund........................          $          0                     $      0
Investors Value Fund........................          $ 82,218,076                     $179,705
Large Cap Growth Fund.......................          $      8,069                     $     20


                                                  (table continued on next page)

(table continued from previous page)


                                                                                TOTAL DOLLAR AMOUNT OF
                                                 TOTAL DOLLAR AMOUNT OF         BROKERAGE COMMISSIONS
                                                 BROKERAGE TRANSACTIONS          PAID ON TRANSACTIONS
                    FUND                      RELATED TO RESEARCH SERVICES   RELATED TO RESEARCH SERVICES
                    ----                      ----------------------------   ----------------------------
Mid Cap Fund................................          $     20,489                     $     65
National Tax Free Bond Fund.................          $          0                     $      0
New York Municipal Market Fund..............          $          0                     $      0
New York Tax Free Bond Fund.................          $          0                     $      0
Small Cap Growth Fund.......................          $ 10,219,929                     $ 22,600
Strategic Bond Fund.........................          $          0                     $      0
U.S. Government Fund........................          $          0                     $      0


Under the 1940 Act, 'affiliated persons' of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which the Investment Manager or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 promulgated under the 1940 Act.

The Board of each Fund has approved procedures in conformity with Rule 10f-3 whereby the Fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

Each Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through 'affiliated broker/dealers,' as defined in the 1940 Act. Each Fund's Board of Directors has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations. For the fiscal years ended December 31, 2002, 2003 and 2004, the following Funds paid aggregate brokerage commissions and brokerage commissions to CGM or any affiliate of the Fund, SaBAM or CGM as set out below:


                                                                               AMOUNT OF BROKERAGE
                                                                                 COMMISSION PAID
                                                            AGGREGATE BROKER       BY THE FUND
                           FUND                             COMMISSIONS PAID         TO CGM
                           ----                             ----------------         ------
ALL CAP VALUE FUND
Year Ended December 31, 2002..............................     $   23,770           $     85
Year Ended December 31, 2003..............................     $   16,172           $    375
Year Ended December 31, 2004..............................     $   17,532           $    100
BALANCED FUND
Year Ended December 31, 2002..............................     $   63,898           $      0
Year Ended December 31, 2003..............................     $   21,377           $      0
Year Ended December 31, 2004..............................     $   33,984           $  1,395
CAPITAL FUND
Year Ended December 31, 2002..............................     $6,931,339           $195,990
Year Ended December 31, 2003..............................     $5,006,846           $365,883
Year Ended December 31, 2004..............................     $7,302,788           $258,781
HIGH YIELD BOND FUND
Year Ended December 31, 2002..............................     $    4,400           $      0
Year Ended December 31, 2003..............................     $    5,674           $      0
Year Ended December 31, 2004..............................     $        0           $      0


                                                  (table continued on next page)

(table continued from previous page)


                                                                               AMOUNT OF BROKERAGE
                                                                                 COMMISSION PAID
                                                            AGGREGATE BROKER       BY THE FUND
                           FUND                             COMMISSIONS PAID         TO CGM
                           ----                             ----------------         ------
INVESTORS VALUE FUND
Year Ended December 31, 2002..............................     $3,171,761           $166,796
Year Ended December 31, 2003..............................     $2,129,506           $225,244
Year Ended December 31, 2004..............................     $2,536,344           $177,871
LARGE CAP GROWTH FUND
Year Ended December 31, 2002..............................     $    7,952           $     62
Year Ended December 31, 2003..............................     $    6,669           $    125
Year Ended December 31, 2004..............................     $    8,768           $      0
MID CAP FUND
Year Ended December 31, 2002..............................     $   44,722           $    915
Year Ended December 31, 2003..............................     $   43,615           $    475
Year Ended December 31, 2004..............................     $   34,609           $    210
SMALL CAP GROWTH FUND
Year Ended December 31, 2002..............................     $1,102,820           $      0
Year Ended December 31, 2003..............................     $1,877,569           $      0
Year Ended December 31, 2004..............................     $2,457,147           $    900
STRATEGIC BOND FUND
Year Ended December 31, 2002..............................     $        0           $      0
Year Ended December 31, 2003..............................     $      527           $      0
Year Ended December 31, 2004..............................     $    3,015           $      0
U.S. GOVERNMENT FUND
Year Ended December 31, 2003..............................     $   18,143           $      0
Year Ended December 31, 2004..............................     $        0           $      0


For the fiscal year ended December 31, 2004, the percentage of each Fund's aggregate brokerage commissions paid to CGM and the percentage of the Fund's aggregate dollar amount of transactions involving the payment of commissions effected through CGM were as follows:


                                                  THE PERCENTAGE OF THE   THE PERCENTAGE OF THE FUND'S
                                                    FUND'S AGGREGATE       AGGREGATE DOLLAR AMOUNT OF
                                                        BROKERAGE          TRANSACTIONS INVOLVING THE
                                                       COMMISSIONS           PAYMENT OF COMMISSION
                      FUND                             PAID TO CGM            EFFECTED THROUGH CGM
                      ----                             -----------            --------------------
All Cap Value Fund..............................          0.57%                       0.73%
Balanced Fund...................................          4.10%                       3.99%
Capital Fund....................................          3.54%                       4.20%
Investors Value Fund............................          7.01%                       7.20%
Mid Cap Fund....................................          0.61%                       4.80%
Small Cap Growth Fund...........................          0.04%                       0.05%


In certain instances there may be securities that are suitable as an investment for a Fund as well as for one or more of the Investment Manager's other clients. Investment decisions for each Fund and for the Investment Manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Fund. When purchases or sales of the same security for a Fund and for other portfolios managed by the Investment Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

For reporting purposes, a Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund's investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Investment Manager deem it advisable to purchase or sell securities.

For the fiscal years ended December 31, 2003 and 2004, the portfolio turnover rates were as follows for Funds which experienced a significant variation in portfolio turnover rate over that period:


                            FUND                              2003   2004
                            ----                              ----   ----
Large Cap Growth Fund(1)....................................   26%    94%


---------


(1) The increase in the Large Cap Growth Fund's portfolio turnover rate for the fiscal year ended December 31, 2004 was a result of the change in the portfolio managers of the Fund and the subsequent rebalancing of Fund assets.


Increased portfolio turnover necessarily results in correspondingly greater brokerage commissions which must be paid by the Fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The funds have adopted policies and procedures developed by Citigroup Asset Management ('CAM'), the Citigroup business unit that includes the Funds' investment manager, with respect to the disclosure of the Funds' portfolio securities and any ongoing arrangements to make available information about each Fund's portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any Fund's portfolio holdings is in the best interests of such Fund's shareholders, and that any conflicts of interest between the interests of the Fund's shareholders and those of SBAM or CGM or their affiliates, be addressed in a manner that places the interests of Fund shareholders first. The policy provides that information regarding a fund's portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

CAM's policy generally provides for the release of details of securities positions once they are considered 'stale.' Data is considered stale 25 calendar days following quarter-end for Funds other than money market funds, and 25 calendar days following month-end with respect to money market Funds. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by a Fund that has not been fully reflected by the market.

Under the policy, a Fund's complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market Fund's holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the Funds' Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

   1. A Fund's top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

   2. A Fund's top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

   3. A list of securities (that may include Fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular Funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

   4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

   5. A Fund's sector weightings, yield and duration (for fixed income and money market Funds), performance attribution (e.g. analysis of the Fund's out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy's general principles.

   6. A Fund's portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees, and its independent public accountants, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a Fund's portfolio holdings is released pursuant to an ongoing arrangement with any party, a Fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a Fund, nor CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a Fund's portfolio securities will be reviewed at least annually by a Fund's Board.

The approval of a Fund's Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM's legal department, as necessary. Exceptions to the policies are reported to a Fund's Board at its next regularly scheduled meeting.


Currently, the Funds, other than Cash Management Fund and New York Municipal Money Market Fund disclose their complete portfolio holdings approximately 25 days after calendar quarter end on their website www.citigroupam.com. Cash Management Fund and New York Municipal Money Market Fund may do so in the future.



Set forth below are charts showing those parties with whom CAM, on behalf of the funds, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

As of April 1, 2005, each of the funds described in this Statement of Additional Information releases its portfolio holdings to the following recipients:



                  RECIPIENT                    FREQUENCY             DELAY BEFORE DISSEMINATION
                  ---------                    ---------             --------------------------
State Street Bank & Trust Co. ...............  Daily                 None
  (Fund Custodian and Accounting
  Agent)
Institutional Shareholders ..................  As necessary          None
  Services, (Proxy Voting
  Services)
Bloomberg....................................  Quarterly             25 Calendar days after
                                                                     Quarter End
Lipper.......................................  Quarterly             25 Calendar days after
                                                                     Quarter End
S&P..........................................  Quarterly*            25 Calendar days after
                                                                     Quarter End*
Morningstar..................................  Quarterly             25 Calendar days after
                                                                     Quarter End
Vestek.......................................  Daily                 None
Factset......................................  Daily                 None



---------
* For Salomon Brothers Cash Management Fund and Salomon Brothers New York Municipal Money Market Fund, the frequency of the release to this recipient is weekly and there is no delay in the release of information.



As of April 1, 2005, each of the funds described in this Statement of Additional Information, except if otherwise noted below, may also release its portfolio holdings to the following recipients:



Baseline.....................................  Daily                 None
Frank Russell................................  Monthly               1 Day
Callan.......................................  Quarterly             25 Days after Quarter End
Mercer.......................................  Quarterly             25 Days after Quarter End
EVestment Alliance...........................  Quarterly             25 Days after Quarter End
CRA RogersCasey..............................  Quarterly             25 Days after Quarter End
Cambridge Associates.........................  Quarterly             25 Days after Quarter End
Marco Consulting.............................  Quarterly             25 Days after Quarter End
Wilshire.....................................  Quarterly             25 Days after Quarter End
Moodys*......................................  Weekly                None
Informa Investment Services (Efron)..........  Quarterly             25 Days after Quarter End
CheckFree (Mobius)...........................  Quarterly             25 Days after Quarter End
Nelsons Information..........................  Quarterly             25 Days after Quarter End
Investors Tools..............................  Daily                 None
Advent.......................................  Daily                 None
BARRA........................................  Daily                 None
Plexus.......................................  Quarterly             Sent the 1-3 business day
                                                                     following the end of a Quarter
Elkins/McSherry..............................  Quarterly (Calendar)  Sent the first business day following the end of a Quarter
Quantitative Services Group..................  Daily                 None



---------
* For Salomon Brothers Cash Management Fund and Salomon Brothers New York Municipal Money Market Fund only.


                                NET ASSET VALUE

The following is a description of the procedures used by each Fund in valuing its assets. Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of each Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (except with respect to the Cash Management Fund and the New York Municipal Money Market Fund, for which the determination is made at 12:00 noon (New York time)). With respect to each Fund, such calculation is determined on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, equity securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales on that day, at the mean of the current bid and ask price, which represents the current value of the security. Portfolio securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the 'NOCP'). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. OTC securities are valued at the mean of the current bid and ask price.

Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Investment Manager is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined using fair value procedures established by and under the supervision of the Board of the applicable Fund. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.


Each Fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in value of a domestic equity security index, as such percentage may be determined by the manager from time to time.


Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Short-term obligations with maturities of 60 days or less are valued at amortized cost. Amortized cost involves valuing an instrument at its original cost to a Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

All other securities and other assets of each Fund for which market quotations are determined to be not readily available will be valued using fair value procedures established by and under the supervision of the Fund's Board. Factors that a Fund may consider in determining whether market quotations are readily available include the existence of a thin market, as well as the occurrence of a significant event that may affect the securities' value following the close of a market.

As stated in the Prospectus, each of the Cash Management Fund and the New York Municipal Money Market Fund seeks to maintain a net asset value of $1.00 per share and, in this connection, values the Fund's instruments on the basis of amortized cost pursuant to Rule 2a-7 promulgated under the 1940 Act. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company, and existing investors would receive less (more) investment income. The purpose of using the amortized cost method of calculation is to attempt to maintain a stable net asset value per share of $1.00.

The Board of Salomon Brothers Series Funds Inc has established procedures reasonably designed to stabilize the net asset value per share of the Cash Management Fund and the New York Municipal Money Market Fund, as computed for the purposes of sales and redemptions at $1.00, in each case taking into account current market conditions and the investment objective of the applicable Fund. These procedures include periodic review, as the Board deems appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and net asset value per share based upon available indications of market value.

In the event of a deviation of 1/2 of 1% between the net asset value of the Cash Management Fund or the New York Municipal Money Market Fund, as applicable, based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board will promptly consider what action, if any, should be taken. The Board will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair result which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotations.

                        ADDITIONAL PURCHASE INFORMATION

The Funds have imposed certain share class eligibility requirements in connection with purchases by retirement plans, including but not limited to executive deferred compensation programs, group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution plans. Plans with a minimum of 100 participants or with assets in excess of $1 million are eligible to purchase the fund's Class A shares. Each share class has varying service and distribution related fees as described elsewhere in this SAI.

Plan sponsors, plan fiduciaries and other financial intermediaries may, however, choose to impose qualification requirements for Plans that differ from the Funds share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution related fees than would otherwise have been charged. The Funds are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

TIMING OF PURCHASE ORDERS


Orders for the purchase of Fund shares (other than the Cash Management Fund and the New York Municipal Money Market Fund) received by selected dealers by the close of regular trading on the NYSE (currently 4:00 p.m., New York time) on any day that a Fund calculates its net asset value and either transmitted to Citigroup Global Markets by the close of its business day (normally 5:00 p.m., New York time) or transmitted by dealers to the Funds transfer agent, through the facilities of the National Securities Clearing Corporation ('NSCC') on a timely basis will be priced according to the net asset value determined on that day plus any applicable sales charge. Otherwise, the orders will be priced as of the time the net asset value is next determined. It is the dealers' responsibility to ensure that orders are transmitted on a timely basis to Citigroup Global Markets or the transfer agent through the facilities of the NSCC. Any loss resulting from a dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. Purchase orders for shares of the Cash Management Fund and the New York Municipal Money Market Fund received by 12:00 noon (New York time) will be executed at the net asset value per share next determined after the order has been received. See 'Buying Shares and Exchanging Shares' in the Prospectus.


See 'Buying Shares and Exchanging Shares' in the Prospectus for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to the investor's account. Funds transmitted by a wire system other than the Federal Reserve Wire System generally take one business day to be converted into federal funds. In those cases in which an investor pays for shares by a check drawn on a member bank of the Federal Reserve System, federal funds generally will become available on the business day after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System or foreign banks may take substantially longer to be converted into federal funds.

For an example of the method of computing the offering price per share of each class of shares of the Funds, see the audited financial statements of the Funds for the fiscal year ended December 31, 2004, which are contained in the 2004 Annual Reports of the Investment Series, and which are incorporated by reference into this SAI.

Share certificates will no longer be issued. If you currently hold share certificates of a Fund, such certificates will continue to be honored.

PAYMENT IN SECURITIES

In addition to cash, the Funds may accept securities as payment for Fund shares at the applicable net asset value. Generally, the Fund will only consider accepting securities to increase its holdings in a portfolio security, or if Investment Manager determines that the offered securities are a suitable investment for the Fund and in a sufficient the amount for efficient management.

While no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue as payment for shares. A Fund may reject in whole or in part any or all offers to pay for purchases of Fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. A Fund will value accepted securities in the same manner as it values its portfolio securities in determining the Fund's share price. A Fund will only accept securities which are delivered in proper form. For federal income tax purposes, a purchase of Fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of Fund shares with securities involves certain delays while the Fund considers the suitability of such securities and while other requirements are satisfied. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from SaBAM.

CLASS A SHARES

VOLUME DISCOUNTS. The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any 'purchaser,' which is defined to include the following: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own account; (c) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code, and qualified employee benefit plans of employers who are 'affiliated persons' of each other within the meaning of the 1940 Act; (d) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (e) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount; or (f) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Advisers Act) purchasing shares of a Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should call (800) 446-1013.

GROUP PURCHASES. A reduced sales charge is available to employees (and partners) of the same employer purchasing as a group. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth in the Prospectus and will be based upon the aggregate sales of Class A shares to, and share holdings of, all members of the group. To be eligible for such reduced sales charges, all purchases must be pursuant to an employer or partnership-sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plans include, but are not limited to, plans which provide for payroll deductions and retirement plans under Sections 401 or 408 of the Code. The distributor may also offer a reduced sales charge for aggregating related fiduciary accounts under such conditions that the distributor will realize economies of sales efforts and sales-related expenses. An individual who is a member of a qualified group may also purchase Class A shares of a Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group, plus the amount of the current purchase. A 'qualified group' is one which: (a) has been in existence for more than six months; (b) has a purpose other than acquiring Fund shares at a discount; and (c) satisfies uniform criteria which enable the distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of a Fund and the members, and must agree to include sales and other materials related to the Funds in its publications and mailings to members at no cost to the distributor. In order to obtain such reduced sales charge, the purchasers must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the distributor.

INITIAL SALES CHARGE WAIVERS. In addition to those types of investors set forth in the Prospectus who are eligible for waiver of the initial sales charge on purchases of Class A shares, investors who, authorized by and as a result of a direct relationship with a Fund's portfolio manager, purchase shares directly from the Fund will also have the initial sales charge waived when purchasing Class A shares.

SALES CHARGE REALLOWANCE. Purchases of Class A shares of a Fund may be made at each Fund's respective net asset value per share plus the applicable sales charge set forth in the Prospectus. Members of the selling group typically receive up to 90% of the sales charge. Members of the selling group may, from time to time and for a limited period, receive 100% of the applicable sales charge for the purchase of a Fund's Class A shares.


BROKERAGE COMMISSIONS. With respect to Class A shares, CGM may pay broker-dealers or other intermediaries, at the time of sale, a commission of up to 1.00% for purchase amounts of $1 million ($500,000 for Class A shares of U.S. Government Fund) but less than $3 million, up to 0.50% for purchase amounts of $3 million to $5 million, up to 0.25% for purchase amounts above $5 million and for purchases by certain retirement plans with an omnibus account relationship with the Fund. To the extent that such commission is paid, starting in the thirteenth month after purchase, the broker-dealer or other intermediary will also receive the annual service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients (except in connection with sales of shares of the U.S. Government Fund which will receive the service fee immediately). Prior to the thirteenth month, the Fund's distributor will retain the service fee. Where the broker-dealer or other intermediary does not receive the payment of up to 1.00% from CGM, the broker-dealer or other intermediary will instead receive the annual service fee starting immediately after purchase.





ACCUMULATION PRIVILEGE. lets you combine the current value of Class A shares of the fund with Class A, B and C shares of Salomon Brothers funds and Salomon Brothers shares of SB funds that are owned by:



           you; or



           your spouse and children under the age of 21; and



that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Please consult with your Financial Consultant(s) to determine whether shares held in accounts established through other Financial Consultants may be combined for purposes of the accumulation privilege.



Shares of Salomon Brothers money market funds may not be combined. Class C shares of SB Adjustable Rate Income Fund -- Salomon Brothers shares and Salomon Brothers Short/Intermediate U.S. Government Fund are not offered with a sales charge, but may be combined.



Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.



LETTER OF INTENT. A Letter of Intent helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Salomon Brothers mutual funds and Salomon Brothers shares of SB mutual funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:



(1) $25,000            (4) $250,000
(2) $50,000            (5) $500,000
(3) $100,000           (6) $750,000
          (7) $1,000,000



Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Salomon Brothers and SB Mutual Funds.

When you sign a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.



ELIGIBLE FUND PURCHASES. Generally, Class A, B and C shares of any Salomon Brothers mutual fund or Salomon Brothers shares of an SB Mutual fund that are subject to a sales charge may be credited towards your Asset Level Goal. Shares of Salomon Brothers money market funds are not eligible. However, as of the date of this Supplement, the following funds and share classes are also eligible, although not offered with a sales charge:



        Class C shares of SB Adjustable Rate Income Fund (Salomon Brothers shares)


        Class C shares of Salomon Brothers Short/Intermediate U.S. Government
    Fund



This list may change from time to time. Investors should check with their Financial Consultant to see which funds may be eligible.



ELIGIBLE ACCOUNTS. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. If any of the assets to be credited towards your Goal are held in an account other than in your name, you may be required to provide documentation with respect to these accounts. If you are purchasing directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include these assets. If you are purchasing through a Financial Consultant, you should check to see whether accounts held with other financial professionals may be combined.



ELIGIBLE PRIOR PURCHASES. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.



BACKDATING LETTER. You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you sign the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.



INCREASING THE AMOUNT OF THE LETTER. You may at any time increase your Asset Level Goal. You must however contact your Financial Consultant, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.



SALES AND EXCHANGES. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See 'Failure to Meet Asset Level Goal' below. Exchanges in accordance with a fund's prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.



CANCELLATION OF LETTER. You may cancel a Letter of Intent by notifying your Financial Consultant in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See 'Failure to Meet Asset Level Goal' below.



ESCROWED SHARES. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.



FAILURE TO MEET ASSET LEVEL GOAL. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Financial Consultant, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.


                       ADDITIONAL REDEMPTION INFORMATION

If the Board of a Fund determines that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board may deem fair and equitable. However, certain Funds (other than California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Income Bond and New York Tax Free Bond Fund) have made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during periods of 90 days, up to the lesser of $250,000 or 1% of the net assets of such Fund. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

                    ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a brief summary of certain additional tax considerations affecting a Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

TAXATION OF A FUND

Each Fund has elected to be treated, and intends to qualify each year, as a regulated investment company (a 'RIC') under Subchapter M of the Code. Qualification as a RIC requires, among other things, that a Fund:

        (i) derive in each taxable year at least 90% of its gross income from:
    (a) dividends, interest, payments with respect to certain securities loans, and gains from the sales or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a 'Qualified Publicly Traded Partnership'); and

        (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund's total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer,
    (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.


As a RIC, a Fund will not be subject to federal income tax on its 'net investment income' (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and 'net capital gain' (the excess of the Fund's net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income for such taxable year and its net tax-exempt interest income for such taxable year. However, each Fund will be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed income other than tax-exempt income from Municipal Obligations and to alternative minimum tax (currently at a maximum rate of 20% for corporations such as the Funds) on alternative minimum taxable income. Each Fund expects to designate amounts retained as undistributed net capital gain in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the income tax paid by a Fund on the undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in the shareholder's income over the income tax credit.


If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a RIC, or fail to satisfy the 90% distribution requirement, the Fund would incur regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's earnings and profits.

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A Fund will be subject to a non-deductible 4% excise tax to the extent that a
Fund does not distribute by the end of each calendar year the sum of: (a) 98% of its ordinary income for such calendar year; (b) 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of such year; and (c) 100% of the undistributed income and gains from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end.

Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments on dividends and interest. The yield of a Fund's investment in foreign securities or currencies will be reduced by these foreign taxes. Except as described below under the heading 'Foreign Income Taxes' shareholders will not be able to claim a foreign tax credit or deduction for these foreign taxes.

Certain Funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See 'Additional Investment Activities and Risk Factors -- Derivatives.' Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (that is, may affect whether gains or losses are ordinary or capital and, if capital, whether long-term or short-term), accelerate recognition of income of a Fund and defer recognition of certain of a Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to 'mark-to-market' certain types of positions in its portfolio each year (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for qualifying to be taxed as a RIC and to avoid both the corporate level tax and the 4% excise tax. The same may be true of investments in passive foreign investment companies (each a 'PFIC') to the extent a Fund elects to mark such investments to market as described below. Each Fund intends to monitor its transactions, to make the appropriate tax elections and to make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in PIK bonds or in obligations, such as certain Brady Bonds or zero coupon securities, having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or in obligations having market discount (i.e., an amount generally equal to the excess of the stated redemption price or revised issue price of the security over the basis of such security immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed of.

If a Fund purchases shares in a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any 'excess distribution' or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. The Funds intend to limit their investments in PFICs as necessary to avoid such a tax. If a Fund were to invest in a PFIC and elected to treat the PFIC as a 'qualified electing fund' (a 'QEF') under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain

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of the qualified electing fund, even if not distributed to the Fund.
Alternatively, a Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the 90% and excise tax distribution requirements.

With respect to a Fund that invests in real estate investment trusts ('REITs'), the Fund may invest in REITs that hold residual interests in real estate mortgage conduits ('REMICs'). Under Treasury regulations that have not yet been issued, but when issued may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an 'excess inclusion') will be subject to U.S. federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a `disqualified organization' (as defined in the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

TAXATION OF SHAREHOLDERS

Shareholders receiving a distribution in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that would have been received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Shareholders will be notified annually as to the federal tax status of distributions.

TAX TREATMENT OF DISTRIBUTIONS. All dividends and distributions to shareholders of a Fund of investment company taxable income and net capital gain will be taxable to shareholders whether paid in cash or reinvested in additional shares. For federal income tax purposes, dividends from ordinary income, and any distributions from net short term capital gain are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or additional shares. A portion of such dividends may qualify for the dividends received deduction available to corporations, however, and certain Funds may qualify to pay exempt-interest dividends as explained below. To the extent that ordinary dividends are derived from qualified dividend income of a Fund, such dividends will be treated as qualified dividend income, provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements. If more than 95% of a Fund's gross income, calculated without taking into account

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

long-term capital gains, consists of qualified dividend income, the Fund may designate all distributions of such income as qualified dividend income. Qualified dividend income generally is income derived from dividends from U.S. corporations (other than REITs) or from corporations that are either incorporated in a U.S. possession or eligible for benefits under qualifying U.S. tax treaties. Distributions from a foreign corporation that is not a 'qualified foreign corporation' may nevertheless be treated as 'qualified dividend income' if the applicable stock is readily tradable on an established U.S. securities market. 'Passive foreign investment companies' will not be treated as 'qualified foreign corporations' for these purposes.

Distributions of net capital gain designated by a Fund as 'capital gain dividends' will be taxable to shareholders as long-term capital gain, whether paid in cash or additional shares, and regardless of how long the shares have been held by such shareholders. Such distributions will not be eligible for the dividends received deduction.

Distributions, if any, in excess of a Fund's current and accumulated earnings and profits will be treated as a return of capital which is applied against and reduces the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, in the manner discussed below under the heading 'Redemption, Sale or Exchange of Fund Shares.'

Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, if a Fund declares a dividend in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January, it will be deemed to have been received by the shareholders and paid by the Fund on December 31 of the year in which the dividend is declared. Not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amount of any ordinary dividends, including the portion that may be treated as qualified dividend income, and the amount of any capital gain dividends paid by the Fund.


DIVIDENDS RECEIVED DEDUCTION. It is expected that a portion of the dividends of net investment income company taxable income received by corporate shareholders from a Fund (other than the Cash Management Fund, U.S. Government Fund, New York Municipal Money Market Fund, California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund) will qualify for the federal dividends received deduction generally available to corporations, but only to the extent of qualifying dividends received by the Fund from domestic corporations.


REDEMPTION, SALE OR EXCHANGE OF FUND SHARES. The redemption, sale or exchange of Fund shares is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of a Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, transactions in shares of the Cash Management Fund or New York Municipal Money Market Fund are not expected to result in gains or losses, except to the extent that any sales charge is imposed on the redemption of certain shares acquired in an exchange from another Fund in which such a charge is applied. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of shares of a Fund before holding them for more than six months, any loss on the sale or other disposition of such shares (i) shall be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and (ii) to the extent not disallowed, shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares. A loss realized on a sale, exchange or other disposition of shares generally will be disallowed if other substantially identical shares of the Fund are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the original shares are disposed of, such as pursuant to reinvestment of dividends in Fund shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

FOREIGN INCOME TAXES. A Fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If eligible, a Fund may elect, for United States federal income tax purposes, to 'pass through' foreign taxes to its shareholders.

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

For any year that a Fund makes such an election, each shareholder of the Fund will be required to include in its income an amount equal to his or her allocable share of such income taxes paid by the Fund to a foreign country's government and shareholders of the Fund will be entitled, subject to certain limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by such Fund may be claimed, however, by non-corporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. In addition, shareholders will not be able to claim a foreign tax credit with respect to taxes paid by the Fund unless certain holding period requirements are met. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from this election.

TAXATION OF FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ('foreign shareholder'), depends on whether the income from a Fund is 'effectively connected' with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from investment company taxable income (including any portion thereof treated as qualified dividend income) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. However, under the American Jobs Creation Act of 2004, a new exemption is created under which U.S. source withholding taxes are no longer imposed on dividends paid by RICs to the extent the dividends are designated as 'interest-related dividends' or 'short-term capital gain dividends.' Under this exception, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, exempt-interest dividends, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary dividends (including any portion thereof treated as qualified dividend income), capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

REPORTING REQUIREMENTS. Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in may cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

BACKUP WITHHOLDING. Each Fund may be required to withhold federal income tax at the rate of 28% ('backup withholding') from dividends (other than exempt-interest dividends) and, except in the case of the Cash Management Fund or New York Municipal Money Market Fund, redemption

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

proceeds paid to non-corporate shareholders including foreign shareholders. This tax may be withheld from dividends if (i) the payee fails to furnish the Fund with the payee's correct taxpayer identification number (e.g., an individual's social security number), (ii) the IRS or a broker notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's federal income tax liability, provided that the required information is timely furnished to the IRS. Backup withholding will not be applied to payments that already have been subjected to the 30% withholding tax described above under the heading 'Taxation of Foreign Shareholders.'

THE CALIFORNIA TAX FREE BOND FUND, NATIONAL TAX FREE BOND FUND, NEW YORK MUNICIPAL MONEY MARKET FUND AND NEW YORK TAX FREE BOND FUND (THE 'TAX FREE FUNDS')

Each of the Tax Free Funds intends to qualify to pay 'exempt-interest dividends,' as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of obligations described in Section 103(a) of the Code. Each Tax Free Fund's policy is to pay in each taxable year exempt-interest dividends equal to at least 90% of such Fund's interest from tax-exempt obligations net of certain deductions. Except as discussed below, exempt-interest dividends will be exempt from regular federal income tax.

In addition, dividends from the New York Municipal Money Market Fund and New York Tax Free Bond Fund will not be subject to New York State and New York City personal income taxes to the extent that such distributions qualify as exempt-interest dividends and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and New York City personal income taxes). Dividends from the New York Municipal Money Market Fund and New York Tax Free Bond Fund, however, are not excluded in determining New York State or New York City franchise taxes on corporations and financial institutions, nor are they excluded from income for purposes of personal income taxes in states other than New York.

Likewise, dividends from the California Tax Free Bond Fund will not be subject to California State personal income taxes to the extent that such distributions qualify as exempt-interest dividends and represent interest income attributable to federally tax-exempt obligations of the State of California and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from California State personal income taxes). Dividends from the California Tax Free Bond Fund, however, are not excluded in determining California State franchise taxes on corporations and financial institutions nor are they excluded from income for purposes of personal income taxes in states other than California.

Gain from a sale or redemption of shares of a Tax Free Fund that are held as capital assets will be taxable to the shareholders as capital gain even though the increase in value of such shares is attributable to tax-exempt income. Interest on indebtedness incurred or continued to purchase or carry shares of these Funds generally will not be deductible by shareholders of the Fund. A deduction for such interest may be disallowed for state income or franchise tax purposes, even where exempt-interest dividends are included in computing the tax.

All or a portion of the gain from the sale or redemption of tax-exempt obligations acquired after April 30, 1993 that is attributable to market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders of the Tax Free Funds.

In addition to municipal obligations, the Tax Free Funds may invest in certain municipal derivatives that may be subject to unresolved tax, legal, regulatory and accounting issues. Income from such securities may not qualify to be distributed as part of an exempt-interest dividend.

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


A portion of each Fund's exempt-interest dividends may be subject to the alternative minimum tax for individuals. Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Tax Free Fund makes such an investment, a portion of the exempt-interest dividends paid, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability will be determined under the alternative minimum tax. Each Tax Free Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to municipal obligations which may be subject to the alternative minimum tax. Additionally, taxpayers must disclose to the IRS on their tax returns the entire amount of tax-exempt interest (including exempt-interest dividends on shares of a Fund) received or accrued during the year. The Code may also require individual shareholders that receive exempt-interest dividends to treat as taxable income a portion of certain otherwise nontaxable social security and railroad retirement benefit payments.


In addition, for corporations, the alternative minimum taxable income is increased by a percentage of the amount by which an alternative measure of income ('adjusted current earnings,' referred to as 'ACE') exceeds the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all exempt-interest dividends paid by the Tax Free Funds, is included in calculating ACE.

Taxpayers that may be subject to the alternative minimum tax should consult their tax advisers before investing in a Tax Free Fund.

Shares of a Tax Free Fund would not be a suitable investment for tax-exempt institutions and may not be a suitable investment for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts ('IRAs'), because such plans and accounts are generally tax-exempt or tax deferred and, therefore, would not gain any additional benefit from the receipt of exempt-interest dividends from the Fund. Moreover, subsequent distributions of such dividends to the beneficiaries will be taxable.

In addition, investment in a Tax Free Fund may not be appropriate for entities that are 'substantial users' of facilities financed by private activity bonds or 'related persons' thereof. A 'substantial user' is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) for whom such facility, or part thereof, is specifically constructed, reconstructed or acquired, (b) whose gross revenue derived with respect to the facilities financed by the issuance of bonds is more than 5% of the total revenue derived by all users of such facilities or
(c) who occupies more than 5% of the entire usable area of such facilities. 'Related persons' include certain related natural persons, affiliated corporations, partnerships and their partners and S Corporations and their shareholders. The foregoing is not a complete statement of all of the provisions of the Code covering the definitions of 'substantial user' and 'related person.' For additional information, investors should consult their tax advisers before investing in a Tax Free Fund.

All or a portion of the exempt-interest dividends received by certain foreign corporations may be subject to the federal branch profits tax. Likewise, all or a portion of the exempt-interest dividends may be taxable to certain Subchapter S Corporations that have Subchapter C earnings and profits and substantial passive investment income. In addition, exempt-interest dividends may reduce the deduction for loss reserves for certain insurance companies. Such corporations and insurance companies should consult their tax advisers before investing in a Tax Free Fund.

STATE AND LOCAL TAX MATTERS

Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments

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

would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and localities vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE. A shareholder may exchange all or part of his or her Fund shares for shares of the same class of other Funds in the Salomon Brothers Investment Series, as indicated in the Prospectus, to the extent such shares are offered for sale in the shareholder's state of residence.

The exchange privilege enables shareholders of a Fund to acquire shares in a Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold.

Exercise of the exchange privilege is treated as a sale and purchase for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the Fund being acquired at a price equal to the then-current net asset value of such shares plus any applicable sales charge.

All accounts involved in a telephone exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the Fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.


The Funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund and its shareholders. See 'Frequent Purchases and Sales of Fund Shares' in the Prospectus.


During times of drastic economic or market conditions, a Fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other Fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the Fund being purchased formally accepts the order, which may result in the purchase being delayed.


AUTOMATIC CASH WITHDRAWAL PLAN. With respect to any Fund, an Automatic Cash Withdrawal Plan may be opened with an account having a minimum account value as described in the Prospectus. All dividends and distributions on the shares of a Fund held under the Automatic Withdrawal Plan are automatically reinvested at net asset value in full and fractional shares of the same class of such a Fund. Withdrawal payments are made by PFPC, Inc. ('PFPC'), as agent, from the proceeds of the redemption of such number of shares as may be necessary to make each periodic


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payment. Over a period of time such redemptions may exhaust the share balance of an account held under an Automatic Withdrawal Plan. Use of an Automatic Withdrawal Plan cannot assure realization of investment objectives, including capital growth or protection against loss in declining markets. An Automatic Withdrawal Plan can be terminated at any time by the investor, a Fund or PFPC upon written notice.


The Automatic Withdrawal Plan will not be carried over on exchanges between Funds or classes. A new Automatic Withdrawal Plan application is required to establish the Automatic Withdrawal Plan in the new Fund or class. For additional information, shareholders should call (800) 446-1013.


REINSTATEMENT PRIVILEGE. A shareholder may return any dividend, capital gain or redemption check to a Fund within 60 days of the transaction and have it reinvested at the applicable net asset value without incurring a sales charge. With regard to Class A shares, a shareholder may reinstate at net asset value any portion of shares which have been previously redeemed if the redemption occurred within 60 days of the request. With regard to Class B and Class C shares, if an investor redeems Class B or Class C shares and pays a deferred sales charge upon redemption, and then uses those proceeds to purchase Class B or Class C shares of any Fund within 60 days, the Class B or Class C shares purchased will be credited with any deferred sales charge paid in connection with the prior redemption. There are no restrictions on the number of times a shareholder may use this reinstatement privilege. The reinstatement privilege is not available to shareholders whose account has been closed because of failure to maintain minimum account balances.


Any gain recognized on a redemption or repurchase is taxable despite the reinstatement in the Fund. Any loss realized as a result of the redemption or repurchase may not be allowed for federal income tax purposes but may be applied, depending on the amount reinstated, to adjust the cost basis of the shares acquired upon reinstatement. In addition, if the shares redeemed or repurchased had been acquired within the 90 days preceding the redemption or repurchase, the amount of any gain or loss on the redemption or repurchase may have to be computed without regard to any sales charges incurred on the redeemed or repurchased shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinstatement).

SELF EMPLOYED RETIREMENT PLANS. Certain Funds offer a prototype retirement plan for self-employed individuals. Under such plan, self-employed individuals may contribute out of earned income to purchase Fund shares.

Boston Safe Deposit and Trust Company ('Boston Safe') has agreed to serve as custodian and furnish the services provided for in the plan and the related custody agreement. Boston Safe will charge individuals adopting a self-employed retirement plan an application fee as well as certain additional fees for its services under the custody agreement.

For information required for adopting a self employed retirement plan, including information on fees, obtain the form of the plan and custody agreement available from a Fund. Because application of particular tax provisions will vary depending on each individual's situation, consultation with a financial adviser regarding a self employed retirement plan is recommended.

INDIVIDUAL RETIREMENT ACCOUNTS. Certain Funds offer a prototype individual retirement account ('IRA'), which has been approved as to form by the IRS. Contributions to an IRA made available by a Fund may be invested in shares of such Fund and/or certain other mutual funds managed by SaBAM.

Boston Safe has agreed to serve as custodian of the IRAs and furnish the services provided for in the custody agreement. Boston Safe will charge each IRA an application fee as well as certain additional fees for its services under the custody agreement. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.

Contributions in excess of allowable limits, premature distributions to an individual who is not disabled before age 59 1/2 or insufficient distributions after age 70 1/2 will generally result in substantial adverse tax consequences.

Investors may obtain information required for adopting an IRA, including information fees, the form of custody agreement and related materials, including disclosure materials, by calling (800) 446-1013. Consultation with a financial adviser regarding an IRA is recommended.

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                                ACCOUNT SERVICES

Shareholders of each Fund are kept informed through annual and semi-annual reports showing current investments and other financial data for such Fund. Annual reports include audited financial statements. Shareholders of each Fund will receive a Statement of Account following each share transaction, except for shareholders of the Cash Management Fund and the New York Municipal Money Market Fund, who will receive a Statement of Account at least monthly showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. Shareholders can write or call a Fund at the address and telephone number on the first page of this SAI with any questions relating to their investment in shares of such Fund.

                                 CAPITAL STOCK

Shares of each class of a Fund represent interests in that Fund in proportion to each share's net asset value. The per share net asset value of each class of shares in a Fund is calculated separately and may differ as between classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class-specific expenses to the appropriate class to which such expenses apply. Although each Fund is offering only its own shares, it is possible that a Fund could become liable for a misstatement in the Prospectus and the SAI about another Fund listed in the Prospectus or SAI.

Each shareholder is entitled to cast, at any meeting of shareholders at which such shares are entitled to vote, such number of votes as is equal to the number of full and fractional shares held by such shareholder.

Shares of each class of each Fund are entitled to such dividends and distributions out of the assets belonging to that class as are declared in the discretion of the applicable Board. In determining the net asset value of a class of a Fund, assets belonging to a particular class are credited with a proportionate share of any general assets of the Fund not belonging to a particular class and are charged with the direct liabilities in respect of that class of the Fund and with a share of the general liabilities of the investment company which are normally allocated in proportion to the relative net asset values of the respective classes of the Funds at the time of allocation.

In the event of the liquidation or dissolution of the investment company, shares of each class of a Fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of the classes of each Fund, of any general assets not attributable to a portfolio that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

Subject to the provisions of the applicable charter documents, determinations by the Board as to the direct and allocable liabilities and the allocable portion of any general assets of the investment company, with respect to a particular Fund or class, are conclusive.

As used in this SAI and the Prospectus, the term 'majority,' when referring to the approvals to be obtained from shareholders in connection with matters affecting a particular Fund or any other single portfolio (e.g., approval of investment management contracts) or any particular class (e.g., approval of plans of distribution) and requiring a vote under the 1940 Act means the vote of the lesser of: (i) 67% of the shares of that particular portfolio or class, as appropriate, represented at a meeting if the holders of more than 50% of the outstanding shares of such portfolio or class, as appropriate, are present in person or by proxy; or (ii) more than 50% of the outstanding shares of such portfolio or class, as appropriate.

SERIES FUNDS, CAPITAL FUND AND INVESTORS VALUE FUND

Salomon Brothers Series Funds Inc was incorporated in Maryland on April 17, 1990. The authorized capital stock of Salomon Brothers Series Funds Inc consists of 11,000,000,000 shares having a par value of $.001 per share. The shares are allocated equally among the classes of the series outstanding, except for the classes of the High Yield Bond Fund that have been allocated one billion of the eleven billion shares specifically to these classes, with the other ten million

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allocated among all classes (including the High Yield Bond Fund) equally.
Pursuant to the Articles of Incorporation and Articles Supplementary of Salomon Brothers Series Funds Inc, the Directors have authorized the issuance of twelve series of shares. One of the series, named the Salomon Brothers Institutional Money Market Fund, is not included in this SAI. Nine of the other ten series each represent shares in one of nine Series Funds; namely, All Cap Value Fund, Balanced Fund, Cash Management Fund, High Yield Bond Fund, Large Cap Growth Fund, New York Municipal Money Market Fund, Small Cap Growth Fund, Strategic Bond Fund, and U.S. Government Fund. The eleventh and twelfth series represent shares in Funds that are no longer offered. The assets of each Fund are segregated and separately managed. The Board of Salomon Brothers Series Funds Inc may, in the future, authorize the issuance of additional classes of capital stock representing shares of additional investment portfolios.


The Capital Fund was incorporated in Maryland on August 23, 1976. The authorized capital of the Fund consists of 1,000,000,000 shares having a par value of $.001 per share.

The Investors Value Fund was incorporated in Maryland on April 2, 1958. The authorized capital stock of the Fund consists of 1,000,000,000 shares having a par value of $.001 per share.

All shares of each Series Fund have equal voting rights and will be voted in the aggregate, and not by Fund or class, except where voting by series or class is required by law or where the matter involved affects only one Fund or class.

Under the corporate law of Maryland and the By-Laws of each of these Funds, the Funds are not required to, and do not currently intend to hold, annual meetings of shareholders for the election of Directors except as required under the 1940 Act.

The shares of the Investors Value Fund and Capital Fund have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors, if they choose to do so. In such event, the holders of the remaining less than 50% of the shares voting for such election will not be able to elect any person or persons to the Board of Directors.

SALOMON FUNDS TRUST

Each of California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund is a series of Salomon Funds Trust. The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 27, 1986. The Trust was called Landmark New York Tax Free Income Fund until its name was changed to Landmark Tax Free Income Funds effective October 21, 1993. Effective March 2, 1998, the Trust's name was changed to CitiFunds Tax Free Income Trust. Effective July 12, 2001, the Trust's name was changed to Salomon Funds Trust.

Prior to March 2, 1998, the National Tax Free Bond Fund was called Landmark National Tax Free Income Fund, and the New York Tax Free Bond Fund was called Landmark New York Tax Free Income Fund. From March 2, 1998 until September 4, 2000 the California Tax Free Bond Fund was called CitiFunds California Tax Free Income Portfolio, the National Tax Free Bond Fund was called CitiFunds National Tax Free Income Portfolio, and the New York Tax Free Bond Fund was called CitiFunds New York Tax Free Income Portfolio. From September 4, 2000 to
July 12, 2001, the California Tax Free Bond Fund was called Citi California Tax Free Income Fund, the National Tax Free Bond Fund was called Citi National Tax Free Income Fund, and the New York Tax Free Bond Fund was called Citi New York Tax Free Income Fund. From July 12, 2001 to September 6, 2002 the California Tax Free Bond Fund was called Salomon Brothers California Tax Free Income Fund, the National Tax Free Bond Fund was called Salomon Brothers National Tax Free Income Fund and the New York Tax Free Bond Fund was called Salomon Brothers New York Tax Free Income Fund. The assets of each Fund are segregated and separately managed.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each Fund and other series and to divide or combine the shares of any Fund or other series of the Trust into a greater or lesser number of shares of that Fund or series without thereby changing the proportionate beneficial interests in that

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series and to divide such Fund or series into classes. The Trust has reserved the right to create and issue additional series and classes of shares.

All shares of each Fund have equal voting rights. Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, and shares of a class are entitled to vote separately to approve any distribution or service arrangements relating to that class, but shares of all series vote together in the election or selection of Trustees. In matters affecting only a particular series or class only shares of that particular series or class are entitled to vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment.

The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote.

The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by a vote of the holders of two-thirds of the Trust's outstanding shares, voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust's outstanding shares (or the affected series) would be sufficient. The Trust or any series of the Trust, as the case may be, may be terminated (a) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (b) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

The shares of the Funds have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, if they choose to do so. In such event, the holders of the remaining less than 50% of the shares voting for such election will not be able to elect any person or persons to the Board of Trustees.

The Funds' transfer agent maintains a share register for shareholders of record.

At any meeting of shareholders of the Trust or of any Fund or other series of the Trust, any financial intermediary through which shares are held may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions received for all other shares of which that financial intermediary is the holder of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

The Trust is an entity of the type commonly known as a 'Massachusetts business trust.' Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will

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not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                          CUSTODIAN AND TRANSFER AGENT


State Street Bank and Trust Company ('State Street' or the 'Custodian'), located at 225 Franklin Street, Boston, MA 02110, currently serves as custodian for each of the Funds. State Street, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund; and makes disbursements on behalf of each Fund. The Custodian neither determines the Funds' investment policies, nor decides which securities each Fund will buy or sell. For its services, the Custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. A Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the Funds' securities lending agent and receives a share of the income generated by such activities.


PFPC Inc. ('PFPC'), located at P.O. Box 9764, Providence, RI 02940-9764, acts as the transfer agent for the Funds, and registers and processes transfers of the Funds' stock, processes purchase and redemption orders, acts as dividend disbursing agent for the Funds and maintains records and handles correspondence with respect to shareholder accounts. For these services, PFPC receives a monthly fee computed separately for each class of a Fund's shares and is reimbursed separately by each class for out-of-pocket expenses.

Subject to approval by the Board, in certain instances where there is an omnibus account that represents numerous beneficial owners, a Fund may pay a sub-transfer agent fee to the omnibus account holder. The amount a Fund pays to the omnibus account holder will not exceed, on a per-beneficial owner basis, the amount the Fund would have paid to the transfer agent had the beneficial owners been direct shareholders in the Fund.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



PricewaterhouseCoopers LLP ('PricewaterhouseCoopers') provides audit services, tax return preparation and assistance and consultation in connection with review of filings for the Series Funds, Capital Fund and Investors Value Fund. The financial statements and financial highlights incorporated by reference for these Funds in the Prospectus and SAI have been so incorporated by reference in reliance on the report of PricewaterhouseCoopers, independent registered public accountants, given on the authority of that firm as experts in auditing and accounting. PricewaterhouseCoopers' address is 300 Madison Avenue, New York, New York 10017.



KPMG LLP, independent registered public accounting firm, 757 Third Avenue, New York, N.Y. 10017, serves as auditors of the California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund and renders opinions on the Funds' financial statements. Prior to February 2, 2001, Deloitte & Touche LLP served as the independent accountants for these Funds. The address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, Massachusetts 02110.


                                    COUNSEL


Simpson Thacher & Bartlett LLP serves as counsel to the Series Funds, the Capital Fund and the Investors Value Fund, and is located at 425 Lexington Avenue, New York, New York 10017-3909. Piper Rudnick LLP of Baltimore, Maryland has issued an opinion regarding the valid issuance of shares of the Series Funds, the Capital Fund and the Investors Value Fund being offered for sale pursuant to the Funds' Prospectus.


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Bingham McCutchen LLP serves as counsel to the California Tax Free Bond Fund, the Mid Cap Fund, the National Tax Free Bond Fund and the New York Tax Free Bond Fund, and is located at 150 Federal Street, Boston, Massachusetts 02110.

                              FINANCIAL STATEMENTS


The audited financial statements of each of the All Cap Value Fund, Balanced Fund, California Tax Free Bond Fund, Capital Fund, Cash Management Fund, High Yield Bond Fund, Investors Value Fund, Large Cap Growth Fund, Mid Cap Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund, New York Tax Free Bond Fund, Small Cap Growth Fund, Strategic Bond Fund and U.S. Government Fund for the fiscal year ended December 31, 2004 contained in the 2004 Annual Reports of the Investment Series, are incorporated by reference into this SAI. In addition, the audited financial statements for the New York Municipal Money Market Fund with respect to Class C shares for the fiscal years ended
December 31, 2003, December 31, 2002, December 31, 2001 and December 31, 2000 and with respect to Class B shares for the fiscal year ended December 31, 2000, contained in the 2003, 2002, 2001 and 2000 Annual Reports of the Investment Series are incorporated by reference into this SAI.


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                                                                      APPENDIX A

                        ADDITIONAL INFORMATION CONCERNING
                        CALIFORNIA MUNICIPAL OBLIGATIONS

     The following information is a summary of special factors affecting investments in California Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of California (the "State") and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to offerings of California issuers. Salomon Brothers California Tax Free Bond Fund has not independently verified and is not responsible for the accuracy or timeliness of this information.

                                ECONOMY GENERALLY

     California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California's economy slipped into a recession, which was concentrated in the State's high-tech sector and, geographically, in the San Francisco Bay Area. The economy has since stabilized with 182,100 jobs gained between July 2003 and December 2004 compared with 341,200 jobs lost between March 2001 and July 2003.

     The State's July 1, 2003 population of over 35 million represented over 12 percent of the total United States population. California's population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97 percent resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2002, the 5-county Los Angeles area accounted for 49 percent of the State's population, with over 17.0 million residents, and the 10-county San Francisco Bay Area represented 20 percent, with a population of over 7.0 million.

     Both the California economy and the national economy improved in 2004. Growth of national economic output was close to a 20-year high. California personal income grew more than twice as fast in the first three quarters of 2004 than in the same period of 2003. In addition, state taxable sales growth improved, made-in-California exports rebounded, and State job growth picked up.

     California total personal income was 5.7 percent higher in the first three quarters of 2004 than in the same quarters of 2003; the corresponding gain a year earlier was 2.6 percent. The corresponding gains for wage and salary income were 5.2 percent and 2.1 percent. Statewide taxable sales were 6.1 percent higher in the first half of 2004 than in the first half of 2003; a year earlier the gain was 3.3 percent. California exports were 20 percent higher in the first three quarters of 2004 than a year earlier. Exports of computer and electronic products, transportation equipment, and machinery (except electrical) accounted for over three-quarters of the gain in total exports. Total State exports fell by 26 percent in the preceding three years. From December 2003 to December 2004, non-farm payroll employment was higher than a year earlier by 1.1 percent in California and 1.7 percent in the nation. In both the State and the nation, job growth was below long-run average job growth but better than a year earlier when employment was down 0.4 percent in the State and 0.3 in the nation. The State unemployment was 5.8 percent in December 2004, down from 6.5 percent in December 2003. Over the same period, the national unemployment fell from 5.7 percent to
5.4 percent.

     Construction rose again in the State in 2004. Total new residential units permitted were up 6.6 percent in the first 11 months of 2004 from the same months in 2003. Over the same period, the valuation of private nonresidential building permits rose by 12.4 percent.

     Home sales were up 4.1 percent and median prices were up 20.9 percent in the state in the first 11 months of 2004. Most of the sales gain was in the first half of the year when sales were up 9.8 percent. During the July-to-November period, sales were off by 1.6 percent compared to the same five-month period a year earlier.

     The 2005-06 Governor's Budget projects U.S. output growth to slow somewhat, but wage and salary and personal income growth will pick up slightly. California is expected to track the national economy on these measures.

                   CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

     State Appropriations Limit

     The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

     Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

     There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

     The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

     The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

     As of the release of the 2005-06 Governor's Budget, the Department of Finance projected the Appropriations Subject to Limit to be $9.376 billion and $9.706 billion under the Appropriations Limit in fiscal years 2004-05 and 2005-06, respectively.

     Proposition 98

     On November 8, 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum amount of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 schools the greater of: (a) in general, a fixed percentage of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in State per capita personal income and enrollment ("Test 2"), or (c) a third test, which replaces Test 1 and Test 2 in any year the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3").

     Legislation adopted prior to the end of the 1988-89 fiscal year implementing Proposition 98 determined the K-14 schools' funding guarantee under Test 1 to be 40.7 percent of General Fund tax revenues, based on 1986-87 appropriations. However, this percentage has since been adjusted to approximately 39.0 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes, since these changes altered the share of General Fund revenues received by schools. The Proposition 98 guarantee has typically been calculated under Test 2, with the exception of four years which were calculated under Test 3. Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus 0.5 percent. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a "credit" (called the "maintenance factor") to schools and becomes the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. The Governor's Budget Reform Proposals would eliminate the Test 3 calculation.

     The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year.

     Proposition 98 implementing legislation adopted prior to the end of the 1988-89 fiscal year determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, this funding guarantee has been adjusted to approximately 39 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes, since these changes altered the share of General Fund revenues received by schools. Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Article XIII B limit to K-14 schools in Test 1 years when additional moneys are available. No such transfers are anticipated during fiscal years 2004-05 and 2005-06.

     The 2005-06 Governor's Budget reflects General Fund Proposition 98 expenditures in fiscal years 2003-04 through 2005-06. The 2005-06 Governor's Budget includes full funding for statutory growth (0.79 percent) and COLA (3.93 percent) adjustments, and also reflects the deferral of Proposition 98 expenditures of $1.297 billion from fiscal years 2003-04 to 200405, $1.283 billion from fiscal years 2004-05 to 2005-06, and $1.303 billion from fiscal years 2005-06 to 2006-07.

     Proposition 98 permits the Legislature, by a two-thirds vote of both houses (on a bill separate from the Budget Act), and with the Governor's concurrence, to suspend the K-14 schools' minimum funding guarantee for a one-year period. Restoration of the Proposition 98 funding level to the level that would have been required in the absence of such a suspension occurs over future fiscal years according to a specified State Constitutional formula. The Governor's Budget Reform Proposals would eliminate the ability of the Legislature to suspend the minimum funding guarantee.

     Legislation related to the 2004 Budget Act suspended the Proposition 98 minimum guarantee. At the time the 2004 Budget Act was enacted, this suspension was estimated to be $2.004 billion. However, subsequent growth in General Fund revenue has increased the estimated 2004-05 Proposition 98 guarantee calculation by an additional $1.112 billion, bringing the total value of the suspension to $3.116 billion. The Administration does not propose additional 2004-05 Proposition 98 appropriations in the 2005-06 Governor's Budget. This suspended amount is added to the existing maintenance factor (defined above), for a total estimated maintenance factor balance of $3.739 billion at the end of fiscal year 2005-06. As the factors used to determine this amount for fiscal year 2004-05 are not yet fixed, this amount may change and will be re-estimated during the 2005-06 May Revision. The maintenance factor balance is required to be restored to the Proposition 98 budget over future years as explained above. Therefore, suspending the minimum funding guarantee provides ongoing General Fund savings over multiple fiscal years until the


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


maintenance factor is fully repaid. The Governor's Budget Reform Proposal would require this estimated $3.739 billion maintenance factor to be paid within 15 years, and that such payments would no longer increase the Proposition 98 base calculation for future years.

     Appropriations for fiscal years 2002-03 and 2003-04 are currently estimated to be $474.6 million and $526.9 million, respectively, below the amounts required by Proposition 98 because of increases in State tax revenues above previous estimates. Legislation enacted in August 2004 annually appropriates $150 million per year, beginning in fiscal year 2006-07, to repay prior year Proposition 98 obligations through the 2003-04 fiscal year, including $250.8 million owed from the 1995-96 and 1996-97 fiscal years, until these obligations are fully repaid. The current estimate of these prior year obligations is $1.252 billion. Under the Governor's Budget Reform Proposal, this obligation instead would be repaid within 15 years.

                       INDEBTEDNESS AND OTHER OBLIGATIONS

     General Obligation Bonds

     The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

     As of April 1, 2005, the State had outstanding $47,130,747,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $35,860,521,000 of long-term general obligation bonds. This latter figure consists of $19,448,319,000 of general obligation bonds which are authorized by State finance committees to be issued initially as commercial paper notes, described below, and $16,412,202,000 of other authorized but unissued general obligation bonds. These outstanding and authorized amounts include the economic recovery bonds.

     General obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. The State has issued $6,374,565,000 variable rate general obligation bonds (which includes the economic recovery bonds), representing 13.5 percent of the State's total outstanding general obligation bonds as of April 1, 2005.

     Initiative measures to issue $3 billion in bonds (California Stem Cell Research and Cures Act) and to issue $750 million in bonds (Children's Hospital Projects Bond Act) were approved by the voters in the November 2004 election.

     The Legislature has approved approximately $600 million of new bond authorization, the California Reading and Literacy Improvement and Public Library Construction and Renovation Bond Act of 2006, to be placed on the June 2006 primary election ballot. A $9.95 billion bond measure for high speed rail projects has been placed on the November 2006 general election ballot. Additional bond proposals may also be added to the 2006 primary or general election ballots.

     Commercial Paper Program

     Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the bank credit


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


agreement presently in effect, the general obligation commercial paper program may have up to $1.5 billion in aggregate principal and interest commitments outstanding at any time. This amount may be increased or decreased in the future. As of April 1, 2005, the finance committees had authorized the issuance of up to $19,448,319,000 of commercial paper notes and, as of that date, $70,780,000 aggregate principal amount of general obligation commercial paper notes were outstanding.

     Lease-Purchase Obligations
     In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of "indebtedness" within the meaning of the State Constitutional provisions that require voter approval. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had $7,158,477,629 General Fund-supported lease-purchase obligations outstanding as of April 1, 2005. The State Public Works Board, which is authorized to sell lease revenue bonds, had $3,810,293,000 authorized and unissued as of April 1, 2005. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.


     Non-Recourse Debt

     Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had $41,494,910,795 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2004.



                             SOURCES OF TAX REVENUE

     The following is a summary of the State's major revenue sources. The 2005-06 Governor's Budget estimates that General Fund taxes have increased by 8.7% in fiscal year 2004-05 and are projected to increase by 7% in fiscal year 2005-06. The relatively strong growth rates reflect sharp gains in corporate taxes and more moderate growth in sales and personal income taxes.

     Personal Income Tax

     The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0 percent to 9.3 percent. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT"), which is much like the federal AMT. The personal income tax structure is considered to be


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


highly progressive. For example, the State Franchise Tax Board indicates that the top 1 percent of taxpayers paid 36.7 percent of the total personal income tax in tax year 2002.

     Proposition 63, approved by voters in the November 2004 election, imposes a 1 percent surcharge on taxpayers with taxable income over $1 million. The proceeds of the tax surcharge would be used to expand county mental health programs.

     Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains and stock option tax receipts have accounted for as much as 24.7 percent and as little as 5.6 percent of General Fund revenues in the last ten years.

     Sales Tax

     The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

     The breakdown of the base state and local sales tax rate of 7.25 percent is as follows:
     o   5 percent is imposed as a State General Fund tax;
     o 0.5 percent is dedicated to local governments for health and welfare program realignment (Local Revenue Fund);
     o 0.5 percent is dedicated to local governments for public safety services (Local Public Safety Fund);
     o 1 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and
         0.75 percent for city and county general-purpose use (See below for a discussion of a court action seeking to prohibit the State Board of Equalization from implementing a one-quarter cent reduction in the local government sales and use tax, which was enacted at the time of the authorization of the State economic recovery bonds); and

     o 0.25 percent deposited into the Fiscal Recovery Fund to repay the State's economic recovery bonds (the "Special Sales Tax").

     Existing law provides that 0.25 percent of the basic 5 percent State tax rate may be suspended in any calendar year upon certification by the Director of Finance by November 1 in any year in which both of the following occur: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent sales and use tax rate) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The 2005-06 Governor's Budget estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2006.

     Existing law provides that the Special Sales Tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all economic recovery bonds and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all economic recovery bonds and related obligations to final maturity. At such time the Special Sales Tax will terminate and the city and county portion of taxes under the Uniform Local Sales and Use Tax will be automatically increased by 0.25 percent.

     Senate Constitutional Amendment No. 4, approved by the voters in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature's authority over local


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


government revenue sources by restricting the State from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions.

     Corporation Tax

     Corporation tax revenues are derived from the following taxes:

     1. The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

     2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

     3. The AMT is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

     4. A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

     5. Sub-Chapter S corporations are taxed at 1.5 percent of profits.

     On February 23, 2004, the U.S. Supreme Court denied the State Franchise Tax Board's appeal requesting review of the decision in Farmer Brothers Company v. Franchise Tax Board, a tax refund case which involved the deductibility of corporate dividends. The exact amount and timing of such refunds is yet to be determined, although potential revenue losses could total $400 million over several fiscal years through 2007-08 (some revenue gains are expected in fiscal years after that). These revenue losses are included in State budget projections for fiscal years 2004-05 and 2005-06.

     Insurance Tax

     The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.

     Estate Tax; Other Taxes

     The California estate tax is based on the State death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Reconciliation Act of 2001 phases out the federal estate tax by 2010. As a consequence, the Economic Growth and Tax Relief Reconciliation Act resulted in the reduction of the State estate tax revenues by 25 percent in calendar year 2002, 50 percent in calendar year 2003, and 75 percent in calendar year 2004, and the elimination of the State estate tax beginning in calendar year 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax will be reinstated along with the State's estate tax, unless future federal legislation is enacted to make the provisions permanent.

     Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.


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


     Special Fund Revenues

     The California Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income:
     o Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.
     o Charges for special services to specific functions, including such items as business and professional license fees.
     o Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

     Motor vehicle related taxes and fees accounted for about 40 percent of all special fund revenues and transfers in fiscal year 2003-04. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2003-04, $7.7 billion was derived from the ownership or operation of motor vehicles. About $3.2 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners.

     Vehicle License Fee

     Prior to enactment of the 2004 Budget Act, vehicle license fees ("VLF") were assessed in the amount of 2 percent of a vehicle's depreciated market value for the privilege of operating a vehicle on California's public highways. A program to offset (or reduce) a portion of the VLF paid by vehicle owners was established by Chapter 322, Statutes of 1998. Beginning January 1, 1999, a permanent offset of 25 percent of the VLF paid by vehicle owners became operative. Various pieces of legislation increased the amount of the offset in subsequent years to the existing statutory level of 67.5 percent of two percent (resulting in an effective rate of 0.65 percent). This level of offset provided tax relief of $4.3 billion in fiscal year 2003-04.

     In connection with the offset of the VLF, the Legislature authorized appropriations from the State General Fund to "backfill" the offset so that local governments, which receive all of the vehicle license fee revenues, would not experience any loss of revenues. The legislation that established the VLF offset program also provided that if there were insufficient General Fund moneys to fully "backfill" the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments would not be disadvantaged. In June 2003, the Director of Finance under the Davis Administration ordered the suspension of VLF offsets due to a determination that insufficient General Fund moneys would be available for this purpose, and, beginning in October 2003, VLF paid by vehicle owners were restored to the 1998 level. However, the offset suspension was rescinded by Governor Schwarzenegger on November 17, 2003, and offset payments to local governments resumed. Local governments received "backfill" payments totaling $3.80 billion in fiscal year 2002-03 and $3.1 billion in fiscal year 2003-04. In addition, the State-local agreement also provides for the repayment in August 2006 of approximately $1.2 billion that was not received by local governments during the time period between the suspension of the offsets and the implementation of higher fees.

     Beginning in fiscal year 2004-05, the State-local agreement permanently reduced the VLF rate to 0.65 percent, and eliminated the General Fund offset program. The State Constitution, amended by the voter approval of State Constitutional Amendment No. 4 in the November 2004 election, codifies the obligation of the State to provide replacement revenues to local governments for revenues lost as a result of the decrease in VLF rate below the current level of
0.65 percent of the market value of the vehicle.

     In an unpublished decision issued in September 2003, the Court of Appeal (County of San Diego v. Commission on State Mandates et al., D039471; petition for review denied by the California Supreme Court, in December, 2003) ruled in favor of the County of San Diego on certain claims related to the medically indigent adult program. The decision triggered the automatic reduction in VLF payments to local governments, by making the statutory depreciation schedule, enacted as part of the 1991 program realignment between State and local governments, inoperative as of March 1, 2004. In response to this reduction, the Department of Motor Vehicles ("DMV") adopted emergency regulations to offset this reduction in revenues. Subsequently, legislation was approved to reinstate the authority to transfer VLF revenues to the counties. The reinstatement is made permanent by amendments to certain provisions of the State Constitution as a result of the voter approval of State Constitutional Amendment No. 4 in the November 2004 election.

Taxes on Tobacco Products

     As a result of Proposition 99, approved by the voters in 1988, and Proposition 10, approved by the voters in 1998, the State imposes an excise tax on cigarettes of 87 cents per pack and the equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows:

         1. Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non-cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

         2. Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

         3. Ten cents of the per-pack tax is allocated to the State's General Fund.

         4. The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

Local Governments

     The primary units of local government in California are the counties, which range in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution ("Proposition 13"), was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

     In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

     The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 will dramatically change the State-local fiscal relationship. These constitutional and statutory changes implement an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act. One change relates to the reduction of the VLF rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive. Under the State-local agreement and implementing legislation, for fiscal years 2004-05 and 2005-06 only, the replacement property taxes that cities and counties receive will be reduced by $700 million. In future years, local governments will receive the full value of the VLF revenue. Also for these two fiscal years, redevelopment agencies will be required to shift $250 million, and special districts to shift $350 million, in property tax revenues they would otherwise receive to schools.

     As part of the State-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters as State Constitutional Amendment No. 4 at the November 2004 election. Senate Constitutional Amendment No. 4 amends the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than 2 fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. State Constitutional Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, State Constitutional Amendment No. 4 expanded the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Senate State Constitutional Amendment No. 4 do not apply to schools or community colleges or to mandates relating to employee rights.

Pension Trusts

     The assets and liabilities of the three principal retirement systems in which the State participates, CalPERS, the California State Teachers' Retirement System ("CalSTRS") and the University of California Retirement System ("UCRS"), are included in the financial statements of the State as fiduciary funds. The State's contribution to the CalPERS and the UC Retirement System is actuarially determined each year, while the State's contribution to the CalSTRS Defined Benefit Program is established by statute. This is currently 2.017 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. However, the Governor's Budget proposes to eliminate this contribution and shift this cost to the school districts in order to ensure an effective link between future costs and benefits of the teachers' retirement system. The State must also contribute 2.5 percent of teacher payroll to the Supplemental Benefits Maintenance Account, which is a purchasing power protection reserve.

     The State also provides post-employment health care and dental benefits to its employees, and recognizes these costs on a "pay-as-you-go" basis. The cost of these benefits in fiscal year 2005-06 is estimated at $861 million, in comparison to an estimated $796 million in fiscal year 2004-05. On June 21, 2004, the GASB released its Governmental Accounting Standard Board Statement No. 45, Accounting and Financial Reporting by Employers for Post-employment Benefits Other Than Pensions ("Statement No. 45"). Statement No. 45 establishes standards for the measurement, recognition and display of post-employment healthcare as well as other forms of post-employment benefits, such as life insurance, when provided separately from a pension plan expense or expenditures and related liabilities in the financial reports of state and local governments. Under Statement No. 45, governments will be required to: (i) measure the cost of benefits, and recognize other post-employment benefits expense, on the accrual basis of accounting in periods that approximate employees' years of service;
(ii) provide information about the actuarial liabilities for promised benefits associated with past services and whether, or to what extent, those benefits have been funded; and provide information useful in assessing potential demands on the employer's future cash flows. Statement 45 reporting requirements are effective for the State in the fiscal


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


year beginning July 1, 2007. To date, the State has not actuarially computed its liability for post-employment health care fbenefits.

     In 2004, CalSTRS actuaries determined that there was an unfunded liability associated with the 1990 benefit structure and, as a result, the State was required to pay an additional 0.524 percent ($92 million General Fund) in fiscal year 2004-05. It is expected that the 2004 valuation of CalSTRS will find the 1990 benefit structure to be fully funded and the State will not be required to make this additional contribution in fiscal year 2005-06.

     Due to past investment losses and increased retirement benefits, the State contribution to CalPERS has increased from $156.7 million in fiscal year 2000-01 to an estimated $2.564 billion in fiscal year 2004-05.

     The 2005-06 Governor's Budget includes a pension reform package to reduce the State's future costs of pension contributions, estimated at $538 million (all funds) for fiscal year 2005-06. Starting in the 2005-06 budget year, employees will be expected to pay one-half the total charges approved by the CalPERS Board of Administration, including both the charges for normal costs and the charges for any unfunded liability. Implementation of this new method of funding the State's defined benefit pension plans for existing employees is contingent upon the renegotiation of collective bargaining agreements. The State is also proposing to permit State employees to opt out of CalPERS, in which case the State will share the savings by augmenting employee pay with an amount equal to 50 percent of the normal cost for that employee. The two options being proposed will allow employees to determine how valuable a defined benefit retirement program is as they look to the future, and spread the risks associated with defined benefit programs to all employees who determine that it is a valuable benefit. The 2005-06 Governor's Budget also assumes the issuance of $800 million of pension obligation bonds, yielding net proceeds of $765 million, to cover a portion of the State's retirement obligations for fiscal year 2005-06.

Repayment of Energy Loans

     The Department of Water Resources of the State ("DWR") borrowed $6.1 billion from the General Fund of the State for DWR's power supply program between January and June 2001. DWR issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million.

     The cost of the loans from the General Fund and the banks and commercial lenders that financed DWR's power supply program costs during 2001 exceeded DWR's revenues from the sale of electricity. Since that time, the power supply program has become self-supporting, and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the three major investor-owned electric utilities (the "IOUs") resumed responsibility for obtaining electricity for their customers.

     The general purpose of the power supply program has been to provide to customers of the IOUs the portion of their power not provided by the IOUs. The primary source of money to pay debt service on the DWR revenue bonds is revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

Unemployment Insurance Fund

     In fiscal year 2003-04, the State paid $6.715 billion in unemployment benefits from the Unemployment Insurance ("UI") Fund (which is not part of the General Fund). In fiscal year 2004-05, the State estimates it will pay $6.179 billion in benefits from the UI Fund. In calendar year 2004, the Employment Development Department ("EDD") obtained a cash flow loan from the United States Department of Labor to pay the unemployment benefits. The 2004 Budget Act contains provisional language authorizing up to $2.5 million in interest payments from the EDD Contingent Fund towards the repayment of the loan. However, because this loan was repaid prior to September 30, 2004, no interest is expected to be incurred in fiscal year 2004-05. Increased UI tax receipts and declining unemployment benefit claims have eliminated the need for additional borrowing in calendar year 2004, though the potential for calendar year 2005 borrowing remains. As of February 2005, there is no estimate as to the projected deficit for the UI Fund in calendar year 2005.

                      PRIOR FISCAL YEARS' FINANCIAL RESULTS

     The California economy grew strongly between 1994 and 2000, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund tax revenues exceeded the estimates made at the time the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures. The State ended the 2000-2001 fiscal year with a budget reserve of $5.39 billion.

     However, during fiscal year 2001-02, the State experienced an unprecedented drop in revenues compared to the prior year. The three largest tax sources generated only $59.7 billion, a drop of over $13 billion from fiscal year 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall (as well as the temporary delay in the issuance of the DWR power revenue bonds to reimburse the State for energy purchases during the energy crisis), resulted in a substantial budgetary deficit and cash flow difficulties. Despite a mid-year spending freeze for many State agencies and spending reductions and deferrals, the State ended fiscal year 2001-02 with a $2.1 billion negative fund balance.

2001 Budget Act

     The 2001 Budget Act (for fiscal year 2001-02) was signed by Governor Davis on July 26, 2001. The spending plan for fiscal year 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the Special Fund for Economic Uncertainties at June 30, 2002, of $2.6 billion. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the DWR for power purchases would be repaid with interest.

     The final estimate of fiscal year 2001-02 revenues and expenditures showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from fiscal year 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall and the delay of the DWR power revenue bonds past June 30, 2002, resulted in a substantial budgetary deficit and cash flow difficulties. Despite a mid-year spending freeze for many State agencies and spending reductions and deferrals totaling $2.3 billion for the 2001-02 fiscal year in January 2002, the State ended fiscal year 2001-02 with a $2.1 billion negative fund balance.

2002 Budget Act

     The 2002-03 Governor's Budget, released on January 10, 2002 (the "2002-03 Governor's Budget") projected a combined budget gap for fiscal years 2001-02 and 2002-03 of approximately $12.5 billion due, in part, to a decline in General Fund revenues attributable to the national economic recession combined with the stock market decline. Personal income tax receipts, which include stock option and capital gains realizations, continued to be affected by the slowing economy and stock market decline. By the time the 2002 Budget Act was signed by Governor Davis on September 5, 2002, the 2002 Budget Act projected a $23.6 billion gap between expenditures and resources. The spending gap was addressed through a combination of program reductions, inter-fund borrowings, fund shifts, payment deferrals, accelerations and transfers, debt service restructuring savings and modest tax changes.

     Within a few months after the 2002 Budget Act was adopted, it became evident that revenue projections incorporated in the 2002 Budget Act were substantially overstated and that certain program cost savings included in the 2002 Budget Act would not be realized.

     Despite mid-year budget adjustment legislation, totaling about $10.4 billion in spending reductions, deferrals and funding transfers (including a $1.1 billion deferral of K-12 education funding into the 2003-04 fiscal year), the State's fiscal condition continued to deteriorate. The State ended fiscal year 2002-03 with a $7.5 billion negative fund balance.

2003 Budget Act

     The 2003-04 Governor's Budget, released on January 10, 2003 (the "2003-04 Governor's Budget"), projected a significant downward revision in State revenues. The 2003-04 Governor's Budget projected revenues from the three largest tax sources to be about $61.7 billion in fiscal year 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 Governor's Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in fiscal years 2002-03 and 200304 respectively. The 2003-04 Governor's Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004.

     By the time of the Governor's May Revision, the cumulative budget shortfall estimates for fiscal years 2002-03 and 2003-04 had increased from $34.6 billion to $38.2 billion (in part due to the delay of the issuance of $2 billion tobacco securitization bonds).

     The 2003 Budget Act was adopted by the Legislature on July 29, 2003, along with a number of implementing measures, and signed by Governor Davis on August 2, 2003. Under the 2003 Budget Act, General Fund revenues were projected to increase 3.3 percent, from $70.9 billion in fiscal year 2002-03 to $73.3 billion in fiscal year 2003-04.

     The June 30, 2004 reserve was projected in the 2003 Budget Act to be just over $2 billion. This projection reflected the elimination of the $10.675 billion accumulated deficit through June 30, 2003 (as estimated in the 2003 Budget Act), through the issuance of long-term deficit recovery bonds (later approved as economic recovery bonds). The projection also assumed other external borrowings (including $929 million in pension bonds, which were not issued, and $2.3 billion in tobacco bonds, which were issued), as well the continued the use of Proposition 98 and other payment deferrals, inter-fund borrowings, fund shifts, accelerations and transfers to address the deficit.

     The State ended fiscal year 2003-04 with a reserve of $1.7 billion.

           CURRENT STATE BUDGET AND GOVERNOR'S PROPOSED 2005-06 BUDGET

Background

     The 2004-05 Governor's Budget, released on January 9, 2004, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $14 billion for fiscal 2004-05, would continue to be incurred. The May Revision released on May 13, 2004, projected a June 30, 2005 General Fund reserve of $998 million, up $363 million from the 2004-05 Governor's Budget projections. The increase in the reserve was the result of a $2.229 billion increase in prior year adjustments, a $245 million increase in revenues (over both fiscal years 2003-04 and 2004-05), a $1 billion reduction in the sale of economic recovery bonds and a $1.112 billion increase in expenditures (over both fiscal years 2003-04 and 2004-05).

2004 Budget Act

     After months of negotiations between the Governor and the Legislature, the 2004 Budget Act was adopted by the Legislature on July 29, 2004, along with a number of implementing measures, and signed by the Governor on July 31, 2004. In approving the budget, the Governor vetoed $116 million in appropriations (including $80 million in General Fund appropriations). The 2004 Budget Act largely reflects the proposals contained in the May Revision to the 2004-05 Budget, including the application for budgetary purposes of $2 billion of the proceeds of the economic recovery bonds issued in fiscal year 2003-04.

     Under the 2004 Budget Act, General Fund revenues were projected to increase
3.6 percent, from $74.6 billion in fiscal year 2003-04 (which included approximately $2.3 billion in additional tobacco securitization bond proceeds) to $77.3 billion in fiscal year 2004-05. The revenue projections assumed a continuing rebound in California's economy as reflected in several key indicators. Excluding the impact of the economic recovery bonds, General Fund expenditures were estimated to increase by 6.7 percent, from $75.6 billion in fiscal year 2003-04 to $80.7 billion in fiscal year 2004-05. The June 30, 2005 reserve was projected to be $768 million, compared to an estimated June 30, 2004 reserve of $2.198 billion.

     In summary, the 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4.0 billion or 28.7 percent), cost avoidance ($4.4 billion or 31.7 percent), fund shifts ($1.6 billion or 11.2 percent), loans or borrowing ($2.1 billion or 15.4 percent), and transfers and other revenue ($1.8 billion or 13.0 percent).

     The 2004 Budget Act contained the following major components:

     1. Rebasing Proposition 98 Minimum Funding Guarantee-The level of Proposition 98 appropriations was reset at a level approximately $2 billion less than would otherwise be required for fiscal year 2004-05 pursuant to legislation relating to the 2004 Budget Act.

     2. Higher Education-A new fee policy for higher education was implemented whereby future undergraduate and graduate level fee increases are tied to increases in per-capita personal income, with flexibility to increase fees by not more than an average of 10 percent a year over the next three years. Under the fee policy, graduate fees may increase at rates in excess of undergraduate fees until a 50 percent differential is achieved. In fiscal year 2004-05, fees were increased 14 percent for undergraduates and 20 percent for graduate students (25 percent for CSU graduate students majoring in non-teacher preparation programs). The new long-term policy is designed to ensure that public university students are protected from future dramatic fee increases as a consequence of declines in General Fund resources. The 2004 Budget Act included $750 million in various spending reductions for higher education from otherwise mandated levels.

     3. Health and Human Services-While the Administration proposed major reforms of the Medi-Cal program, any such reforms were expected to take at least one year to implement. As a result, the 2004 Budget Act did not include any savings attributed to Medi-Cal redesign. Other strategies independent of the Medi-Cal redesign were included in the 2004 Budget Act, such as the implementation of Medi-Cal rate increases for County Organized Health Systems and Pharmacy Reimbursement Realignment. In addition, increased work incentives under the Ca1WORKs program were proposed. The budget included $992 million in reductions in various social service programs from otherwise mandated levels. Based on updated projections of caseload and cost-per-case, these savings are now estimated to be $1 billion in fiscal year 2004-05.

     4. Pension Reform-The 2004 Budget Act eliminated State contributions to CalPERS on behalf of new State employees for the first two years of employment. In addition, the 2004 Budget Act assumed the issuance of $929 million pension obligation bonds to cover a portion of the State's required contributions to CalPERS in fiscal year 2004-05. As described below, the State no longer assumes that the pension bonds will be issued in fiscal year 2004-05 due to litigation delays.

     5. Substantially Reduced External Borrowings-The 2004 Budget Act assumed the issuance of $929 million in pension obligation bonds to pay a portion of the pension obligations in fiscal year 2004-05. In addition, approximately $2 billion of economic recovery bond proceeds, which were deposited in the Deficit Recovery Fund, were used to offset fiscal year 2004-05 General Fund expenditures. In contrast, in fiscal year 2003-04, aggregate borrowings to address current expenses and accumulated deficits are estimated at $11.5 billion, including $2.3 billion of tobacco securitization proceeds and $9.2 billion of economic recovery proceeds (representing approximately $11.254 billion of total bond proceeds, less $2.012 billion deposited into the Deficit Recovery Fund for application in fiscal year 2004-05).

     6. Tax Relief-The 2004 Budget Act reflects the elimination of the VLF offset program beginning in fiscal year 2004-05.

     7. Indian Gaming-The 2004 Budget Act included $300 million in revenues as a result of the renegotiation of tribal gaming compacts and the negotiation of new compacts with tribes that wish to expand gaming activities. As described below, the State now assumes the receipt of only $16 million in such revenues in fiscal year 2004-05. The 2004 Budget Act authorized the State to sell an additional revenue stream received from payments made by certain Indian tribes to secure up to $1.5 billion of securities, the proceeds of which will be used by the State to repay prior transportation loans. As described below, pending litigation relating to the Indian gaming compacts has delayed the issuance of these securities.

     8. Other Revenue Enhancements and Expenditure Reductions-The 2004 Budget Act also included: (i) $1.206 billion in savings for the suspension of the Transportation Investment Fund (Proposition 42) transfer; (ii) $450 million in savings from deposits of punitive damages awards used to offset General Fund costs in fiscal year 2004-05; (iii) $206 million for spending reductions that would result from changes in the correctional system; and (iv) $150 million of additional savings pursuant to Control Section 4.10 of the 2004 Budget Act (which gives the Department of Finance the authority to reduce appropriations in certain circumstances). Current budget projections for fiscal year 2004-05 assume no savings from punitive damages and only $142 million of savings from changes in the correctional system.

Proposed 2005-06 Governor's Budget

     The 2005-06 Governor's Budget, released on January 10, 2005, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $9.1 billion in 2005-06, would continue to be incurred. The 2005-06 Governor's Budget proposes various corrective actions that result in a balanced budget as described below. The 2005-06 Governor's Budget also revises various revenue and expenditure estimates for 2004-05 as described below.

Fiscal Year 2004-05 Revised Estimates in 2005-06 Governor's Budget
------------------------------------------------------------------

     The 2005-06 Governor's Budget projects that the State will end fiscal year 2004-05 with a reserve of $784 million, up approximately $16 million from estimates made at the time of the 2004 Budget Act. Under the 2005-06 Governor's Budget, General Fund revenues and transfers for 2004-05 are projected at $78.2 billion, an increase of $968 million compared with 2004 Budget Act estimates. This includes the following significant adjustments since the 2004 Budget Act:

     o $1.804 billion increase in major tax revenues due to the improved economic forecast;
     o $284 million loss in revenues due to delays in renegotiations of tribal gaming compacts; and
     o $577 million loss in revenues due to pending litigation contesting the issuance of pension obligation bonds (bond issuance is now assumed in fiscal year 2005-06).

     Under the 2005-06 Governor's Budget, General Fund expenditures for fiscal year 2004-05 are projected at $82.3 billion, an increase of $1.6 billion compared with 2004 Budget Act estimates. This includes the following significant changes since the 2004 Budget Act:

     o   $121 million in additional Proposition 98 expenditures;
     o $450 million in additional expenditures due to the elimination of the assumption that punitive damages award revenues in this amount would be available for deposit into the General Fund;

     o $150 million in additional expenditures due to the elimination of the assumption that California Performance Review reorganization savings would be realized in this amount;
     o $352 million in additional expenditures due to pending litigation contesting the issuance of pension obligation bonds (This expenditure reduction assumption is now shifted to fiscal year 2005-06, assuming the issuance of pension obligation bonds);
     o $157 million in additional expenditures due to enrollment and population growth;
     o   $101 million in additional expenditures for nursing facilities;
     o $88 million in additional expenditures for increased trial courts costs; and
     o $183 million in net additional expenditures for various other expenditure changes.

Proposed Fiscal Year 2005-06 Budget
-----------------------------------

     The 2005-06 Governor's Budget projects to end fiscal year 2005-06 with a $500 million reserve. General Fund revenues, transfers and new Economic Recovery Bonds for fiscal year 2005-06 are projected at $85.5 billion, an increase of $5.2 billion compared with revised estimates for fiscal year 2004-05. The 2005-06 Governor's Budget, among other assumptions, reflects an increase in major revenues of $5.345 billion, or 7.0 percent, due to improved economic forecast.

     General Fund expenditures for fiscal year 2005-06 are projected at $85.7 billion, an increase of $3.4 billion, or 4.2%, compared with revised estimates for fiscal year 2004-05. This reflects a total of $7.0 billion of General Fund expenditure solutions, spending reductions from the level of expenditures that would have been required to comply with the Constitution and State law, federal government mandates, court order, and to provide for cost of living adjustments and growth in enrollment, caseload, and population.

     The 2005-06 Governor's Budget contains the following major components:

     1. Proposition 98-General Fund expenditures are proposed to increase by $2.409 billion, or 7.1 percent. This reflects increases in the Proposition 98 guaranteed funding level resulting from increases in General Fund revenues in fiscal year 2005-06, adjusted for changes in local revenues. This also reflects a decision not to appropriate the $1.1 billion in 2004-05 and $1.17 billion in 2005-06 that would otherwise have been required were the Proposition 98 guarantee allowed to run next year as though the 2004-05 suspension had not occurred.

     2. Higher Education-The 2005-06 Governor's Budget marks the first year of funding for the Higher Education Compact under this Administration. The Compact was signed in Spring 2004 with both UC and CSU to provide funding stability and preserve educational quality over the next six fiscal years in exchange for improved accountability in a variety of key student performance measures.

     3. Health and Human Services-The 2005-06 Governor's Budget proposes to increase expenditures by $1.2 billion over revised 2004-05 levels for Health and Human Services Programs. This increase consists of caseload and other workload increases totaling $2.3 billion, offset by $1.2 billion in savings from major policy changes to close the budget gap. Approximately $903 million of savings are projected to be achieved through Department of Social Services proposals, including several CalWORKS reductions ($449 million), a reduction in State participation in IHSS Wages/Health Benefits ($195 million), and the suspension of the January 2006 SSI/SSP State Cost-of-Living Adjustments and the withholding of the pass-through of the January 2006 federal Cost-of-Living Adjustments ($259 million). In addition, Medi-Cal savings of $260 million is projected to be achieved primarily by replacing General Fund support with new federal funds for certain prenatal care services.

     4. Pension Initiatives-The 2005-06 Governor's Budget includes reduced expenditures from proposed changes to the pension system. These include a projected $296 million of savings from two proposals: (i) all state employees, as their contracts expire, will be required to fund one-half of the future cost of retirement rather than approximately one-fourth of the amounts, and (ii) state employees will be allowed to opt out of CalPERS, and the State would augment their salaries by one-half the actuarial normal cost. The achievement of these savings is subject to collective bargaining negotiations. The reforms also include a projected $469 million of CalSTRS savings achieved by shifting the State's contribution to the Defined Benefit Program to the school districts or the covered employees. The 2005-06 Governor's Budget also assumes the issuance of pension obligation bonds as described below.

     5. External Borrowings-The 2005-06 Governor's Budget assumes the issuance of $800 million pension obligation bonds, yielding a net benefit to the General Fund of $765 million, to cover a portion of the State's required contributions to CalPERS in fiscal year 2005-06. Of the $765 million, $600 million is reflected as a revenue transfer and $165 million as savings. The 2005-06 Governor's Budget assumes no pension obligation bonds proceeds for fiscal year 2004-05. The 2005-06 Governor's Budget also anticipates the issuance of $1.683 billion of additional economic recovery bonds for use in fiscal year 2005-06. This represents a reduction from the approximately $2 billion of economic recovery bond proceeds which were included in the 2004 Budget Act. (After issuance of the $1.683 billion of economic recovery bonds, approximately $2 billion of additional economic recovery bonds will remain authorized but unissued). In addition, the 2005-06 Governor's Budget anticipates the issuance of $464 judgment bonds to finance a pending settlement of the Paterno lawsuit (see page A-20). The State has never issued judgment bonds and there can be no assurance that litigation, if any, will not delay the issuance.

     6. Other Revenue Enhancements and Expenditure Reductions-The 2005-06 Governor's Budget includes: (i) $1.3 billion in savings for the suspension of the Transportation Investment Fund (Proposition 42) transfer; (ii) $250 million in savings from the suspension of most mandates in 2005-06; (iii) $409 million from a variety of proposals to increase revenues without tax increases; and (iv) $150 million in additional savings from reducing state operations budgets for departments within the Administration.

California Performance Review
-----------------------------

     As a result of recommendations by the California Performance Review, the Governor submitted two reform proposals to the Little Hoover Commission on January 6, 2005. The first proposal would eliminate 88 boards and commissions, thereby removing unnecessary layers of bureaucracy and improving constituent accessibility. The second proposal would reorganize the Youth and Adult Correctional Agency into the Corrections and Rehabilitation Department by removing duplicative functions and consolidating management authority. The 2005-06 Governor's Budget assumes no savings from these proposals for fiscal years 2004-05 and 2005-06.

Governor's Budget Reform Proposals and Related Initiative

     Although the 2005-06 Governor's Budget makes significant progress in eliminating the structural deficit, absent corrective action, the State will continue to face a structural budget deficit in fiscal year 2006-07 and beyond. The 2005-06 Governor's Budget proposes a series of constitutional reforms to create the tools and incentives needed to return California's budget to true structural balance. These proposed constitutional amendments have been submitted to the Legislature in a special session called by the Governor, and must be approved by a majority of the voters. The Administration is still working with the Legislature towards the adoption of the proposed budget reforms. The Governor, however, has indicated that he will present the proposed constitutional amendments directly to the electorate through the initiative process if the Legislature fails to approve the proposed reforms in time for a special election.

     To that end, the Governor recently endorsed the budget reform initiative titled "California Live Within Our Means Act," which contains provisions similar, but not identical, to the Governor's constitutional budget reform proposals. This initiative, which is also briefly summarized below, has been approved by the Attorney General for circulation to the voters. In order to qualify for any November 2005 special election called by the Governor, the sponsors of the initiative must obtain approximately 600,000 signatures and qualify the initiative on or before June 30, 2005. The Governor has not yet called for a special election to be held in November 2005.

     The Governor's reforms are described below:

Budget Control Proposals
------------------------

     1. Across-the-Board Reductions-Whenever the Director of Finance advises the Governor that State spending is at a level that is likely to exceed available revenue, the Budget Control Proposal would require the Governor to call a special session to address the imbalance. If the Legislature and the Governor fail to address the budget imbalance within 45 days of the calling of the special session, the State Controller would be required to implement an across-the-board reduction in all State General Fund payments (except for debt service and any reduction that would violate the Constitution). Further, the proposed reform would provide that whenever the State does not have a budget in effect at the beginning of the fiscal year (July 1), the appropriation levels in the previous year's budget would remain in effect until such time as the Legislature and the Governor enact a new budget. In this case, an across-the-board reduction in all State General Fund payments will be made within 30 days to keep within existing resources.

     2. Proposition 98 Reform-Currently, the Legislature can suspend the Proposition 98 guarantee with a bill approved by two-thirds of each house. Suspension of the Proposition 98 guarantee creates a maintenance factor of the same amount. The Proposition 98 reform proposal eliminates the Legislature's ability to suspend Proposition 98 and the Test 3 calculation that allows the State to reduce Proposition 98 payments when the sum of percentage growth in per capita General Fund revenues plus 0.5 percent is lower than percentage growth in per capita personal income, and also creates a maintenance factor. By eliminating suspension of Proposition 98 and the Test 3 calculation, no new maintenance factor will be created in future years. All sums owed for the maintenance factor existing as of June 30, 2006, will be repaid on a one-time basis within 15 years.

     Under this reform proposal, the State will annually pay its Proposition 98 obligation to K-14 education as specified by the original two tests, whichever is applicable, unless General Fund appropriations are reduced pursuant to the across-the-board reduction. The State will not postpone Proposition 98 obligations to future years and settle-up obligations, which are one-time in nature, owed for prior fiscal years through and including the 2003-04 fiscal year will be repaid within 15 years of the effective date that the measure is approved by the voters implementing this proposal. The Proposition 98 reform proposal also requires certification of the Proposition 98 guarantee by the Department of Finance and the Superintendent of Public Instruction within 24 months following the end of each fiscal year beginning with the 2004-05 fiscal year, and will continuously appropriate any settle-up funds owed for each of those years as soon as each fiscal year's obligation is certified.

     3. Proposition 42 Reform-Proposition 42, enacted by the voters in 2002, requires the State to use the proceeds of the sales tax on gasoline only for transportation projects. However, since its enactment, Proposition 42 has been suspended once and partially suspended a second time. The Proposition 42 reform proposal allows the State to suspend Proposition 42 for two more fiscal years (2005-06 and 2006-07), but removes from the Constitution the ability to suspend after that. All Proposition 42 transfers that are suspended will be treated as loans to the General Fund and will be repaid within a period of up to 15 years.

     4. Special Funds Reform-This proposal prohibits budget borrowing from special funds, even during a budget crisis.

     5. Consolidation of Inter fund Borrowings-Selected amounts owed by the State to the following accounts will be proposed for repayment over a period of up to 15 years: (i) Proposition 42 loans, estimated at $4.8 billion; (ii) maintenance factor and accumulated settle-up under Proposition 98, estimated at $4.9 billion; (iii) unfunded mandates upon local governments, estimated at $1.5 billion; and (iv) unfunded mandates through fiscal year 2003-04 upon schools (from Proposition 98 funds), estimated at $1.2 billion.

Pension Reform
--------------

     The Pension Reform proposal will amend the Constitution to prohibit the State or any of its political subdivisions from offering defined benefit plans to new employees. Further, it proposes that the State bargain with employee unions to equalize the employee and employer share of the annual contribution to CalPERS as labor contracts come due, for an anticipated General Fund savings of $206 million in fiscal year 2005-06.

"California Live Within Our Means Act" Initiative
-------------------------------------------------

     This initiative, which the Governor has endorsed, resembles the Governor's budget reform proposals in many respects, including constitutional reforms related to Proposition 98 (although, unlike the Governor's proposal, the initiative would not eliminate the Legislature's ability to suspend Proposition
98), the elimination of the State's ability to borrow from special funds except for cashflow short term borrowing, and the repayment of existing inter-fund borrowings and mandates. The initiative, however, expands upon the Governor's expenditure reform proposals in certain significant ways. The initiative would amend the Constitution to limit the annual growth in State spending to the average annual growth in General Fund and special fund revenues for the prior three fiscal years. This limit on spending would be in addition to the Appropriations Limit imposed by Article XIII B of the Constitution. Any revenues collected in excess of this limitation and allocated to the General Fund would be dedicated to specified purposes, including (i) the funding of the Budget Stabilization Account created under Proposition 58, (ii) the retirement of outstanding Proposition 98 mandates and economic recovery bonds, and the funding of the previous suspensions of transfer to the State transportation funds, and
(iii) the construction of school and highway infrastructure. Funds allocated for these purposes would not be counted for purposes of calculating the following year's spending limit.

     The initiative would also amend the Constitution to authorize the Governor to address budget shortfalls during any fiscal year, not otherwise addressed by the Legislature within the time parameters set forth in the initiative, in any manner the Governor deems appropriate (whether proportionately or disproportionately), but subject to certain priority payments (including the payment of debt service, payments required by federal law, and payments under contracts incurred prior to the enactment of the initiative). The initiative also provides that if a budget is not adopted in any year by July 1, then the budget appropriation levels for the prior year would remain in effect until the new budget is adopted.


Continued "Structural Deficit"

     On January 12, 2005 the LAO released its report entitled "2005-06: Overview of the Governor's Budget" (the "January Report"), which contained the LAO's initial analysis of the 2005-06 Governor's Budget. In the January Report, the LAO stated that the 2005-06 Governor's Budget has several "positive attributes" and "realistically portrays the size of the [budget] problem facing the state and contains reasonable estimates for its solution." Among the "positive attributes" cited by the LAO included the use of only a portion of the remaining authorized economic recovery bonds (leaving $2 billion of authorization to future years), not increasing current year Proposition 98 funding, and relying on "reasonable estimates of caseloads, costs and revenues." The LAO stated that the 2005-06 Governor's Budget, assuming all budget saving proposals are adopted and fully achieved, would reduce the State's structural shortfall by about one-half (or $4.5 to $5 billion annually), but that the State will "continue to face major budget imbalances in fiscal year 2006-07 and beyond, absent additional corrective measures."

     On February 22, 2005 the LAO released its report entitled "The 2005-06
Budget: Perspectives and Issues" (the "February Report"), which contained a more expansive analysis of the 2005-06 Governor's Budget, as well as an analysis of related major policy issues facing the Legislature. In the February Report, the LAO, taking into account the 2004 year-end corporate and personal income tax payments, which exceeded the 2005-06 Governor's Budget forecasts by $800 million, significantly increased its projection of the State's revenues. The LAO projected that revenues would exceed the 2005-06 Governor's Budget forecast by $1.4 billion in the current fiscal year, and by $800 million in fiscal year 2005-06. Based upon these increased revenue projections, and assuming all of the budget proposals from the 2005-06 Governor's Budget are adopted and nearly all of its savings realized, the LAO projects that the State will end fiscal year 2005-06 with a general reserve of $2.9 billion, or $2.4 billion more than that assumed in the 2005-06 Governor's Budget estimate of $500 million.

     In its reports the LAO warned that some of the savings in the 2005-06 Governor's Budget are subject to considerable risk, including particularly the assumed sale of $800 million (yielding net proceeds of $765 million) of pension obligation bonds, which is subject to court challenge, $408 million of public employee compensation savings which are dependent on collective bargaining negotiations, and savings from unallocated reductions in state operations in most program areas and procurement reforms, which have often fallen short of expected levels of savings in prior years. The LAO also highlights other factors that would perpetuate the State's structural deficit, such as the use of $1.7 billion of economic recovery bond proceeds and $765 million of pension bond proceeds in the 2005-06 budget, and the end, in fiscal year 2006-07, of the two year diversion of local property taxes under Proposition 1A. In the February Report the LAO continues to warn of State budget shortfalls in the range of $4 to 4.5 billion, assuming that all of the budget proposals from the 2005-06 Governor's Budget (or alternative proposals of equal magnitude) are adopted, or of budget deficits in the range of twice that magnitude if such budget proposals (or alternative proposals of equal magnitude) are not adopted.

     The LAO reports also raise concerns relating to the Governor's structural reform proposals. The LAO warns that the Proposition 98 and across-the-board reduction provisions "would dramatically reduce the ability of future policy makers to establish budget priorities." In particular, the LAO cautions that the elimination of the Proposition 98 suspension provisions and Test 3 calculation (which allows for the reduction of the growth rate of Proposition 98 funding during low revenue years) would leave policy makers with limited discretion over the allocation of budget resources between education and other state programs, and potentially shift all of the burden of balancing the budget on spending reductions in non-Proposition 98 programs (such as higher education, health, social services and criminal justice), or on taxpayers in the form of higher fees and taxes. In the LAO's view, the elimination of the ability to suspend Proposition 42 transfers for transportation or to borrow from special funds would also limit the State's ability to deal with budget shortfalls.

                                   LITIGATION

     The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

Challenge Seeking Payment to Teacher's Retirement Board

     In May 2003, the Legislature enacted legislation (Chapter 6, Statutes of 2003-04, First Extraordinary Session, Senate Bill No. 20, "SBX 1 20") that deferred the payment of $500 million to CalSTRS's Supplemental Benefit Maintenance Account ("SBMA"). SBX 1 20 also establishes an appropriation of an amount not to exceed $500 million, adjusted by the actual rate of return to funds in the SBMA, in 2006 and every four years thereafter, for the purpose of funding the SBMA. The actual amount of such appropriation, if any, will be determined following a report by the CalSTRS managing board that the funds in the SBMA will be insufficient in any fiscal year before July 1, 2036 to provide certain payments to CalSTRS members, and the certification of the amount of any such appropriation by the State's Director of Finance. On October 14, 2003, the CalSTRS board and certain CalSTRS members filed a complaint, now pending in the Sacramento County Superior Court as Teacher's Retirement Board, as Manager of the California State Teachers, Retirement System, et al. v. Donna Arduin, Director of California Department of Finance, and Steve Westly, California State Controller (Case No. 03CS01503). This lawsuit seeks, primarily, a writ of mandate compelling the State Controller to transfer funds from the State's General Fund to the SBMA in an amount equal to the continuing appropriation as it existed prior to the enactment of SBX 1 20 ($500 million plus interest). It also seeks injunctive and declaratory relief to the same effect. The State is vigorously defending the action.

Actions Seeking Flood-Related Damages

     In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahan
v. State, (Sacramento County Superior Court, Case No. 02-AS-06058), a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the flooding. These parties have reached a settlement of this matter, which provides for payment of $45 million by the State. It is expected that this agreement will be entered into the record shortly.

     Paterno v. State of California (Yuba County Superior Court, Judicial Counsel Coordination Proceeding 2104) is a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals of the decision in the sample plaintiffs' action, and upon remand, plaintiffs' inverse condemnation cause of action was re-tried. The trial court ruled in favor of the State as to all plaintiffs. The appellate court reversed the trial court judgment and remanded the case to the trial court with directions to enter judgment in favor of plaintiffs and ordered the State to pay costs on appeal and costs of suit, including reasonable attorney, appraisal and engineering fees actually incurred. (Paterno v. State of California (2003) 113 Cal. App. 4`" 998). The Supreme Court denied the State's petition for review, which brought the liability phase of this litigation to a close. The issues of damages, interest, fees, costs and expenses are being litigated in the Yuba County Superior Court.

Tax Refund Cases

     Five pending cases challenge the Franchise Tax Board's treatment of receipts from investment of cash in short-term financial instruments, and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation's California tax obligation. In General Motors Corp. v. Franchise Tax Board, the California Supreme Court has granted General Motors' petition for review of the appellate court's affirmation of a ruling in favor of the Franchise Tax Board on this issue (General Motors Corp.
v. Franchise Tax Board, Case No. S127086). The Limited Stores, Inc. and Affiliates v. Franchise Tax Board is pending in the Court of Appeal, First Appellate District (Case No. A102915); and Toys "R" Us, Inc. v. Franchise Tax Board is pending in the Court of Appeal, Third Appellate District (Case No. C045386). The trial courts in The Limited Stores and Toys "R " Us ruled in favor of the Franchise Tax Board on this issue. Montgomery Ward LLC v. Franchise Tax Board is pending in the San Diego Superior Court (Case No. 802767), and Colgate-Palmolive v. Franchise Tax Board is pending in the Sacramento County Superior Court (Case No. 03AS00707); the Colgate matter has been stayed, pending the Supreme Court's decision in General Motors. On February 25, 2005, the Court of Appeal, First Appellate District issued an unpublished opinion in Microsoft Corporation v. Franchise Tax Board (Case

No. A105312) in which the court declined to decide this issue, noting that the issue would be resolved by the California Supreme Court in the General Motors case. Other taxpayers have raised this same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $400 million, with a potential future annual revenue loss of $85 million. The State is vigorously litigating this issue.

     In Alan J. Titus and Marjorie Goldman v. County of Marin, (Court of Appeal, First Appellate District, Division 2, Case No. A 104682), the court has issued a decision determining that Marin County had not received property taxes from two taxpayers in excess of the amounts collectable under Article XIII A of the California Constitution (implemented in 1978 by Proposition 13). The plaintiffs' legal claim focused on the constitutionality of the practice of the Marin County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. This decision is not yet final, and it is expected, once it becomes final, the plaintiffs will petition the California Supreme Court for review of this matter. The State is not a party to this pending litigation, but the effects of a final determination by an appellate court that the contested assessment practices are contrary to Proposition 13 could result in an increase in the State general fund component of the financing guarantee to public schools established by Proposition 98 in an amount in excess of several billion dollars. A similar challenge, addressing whether the County of Orange's assessment practices were contrary to Proposition 13, has been finally decided. In the case of County of Orange v. Orange County Assessment Appeals Board #3; Bezaire, et al., Real Parties in Interest, the California Court of Appeal (Fourth Appellate District) issued a unanimous published decision (117 Cal. App. 4th 121) reversing a trial court decision that determined the Orange County assessor's office had received property taxes from two taxpayers in excess of the amounts collectable under Proposition 13.

Environmental Cleanup Matter

     In a federal Environmental Protection Agency ("U.S. EPA") administrative abatement action entitled In the Matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board ("Board"). Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA "Superfund" List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The alleged bases for the State's liability are the State's ownership of the mine site and the terms of a 1983 settlement agreement with ARCO. The Board has undertaken certain remedial action at the mine site, but the U.S. EPA's decision on the interim and final remedies are pending. ARCO has filed several state law claims against the State with the California Victim Compensation and Government Claims Board (an administrative agency with which certain claims must be filed as a prerequisite to litigation seeking damages against the State which was formerly named the Board of Control, the "Government Claims Board"). Litigation on these claims has been tolled by agreement among the parties until October 1, 2006. It is possible these matters could result in a potential loss to the State in excess of $400 million.

Energy-Related Matters

     In People v. ACN Energy, Inc., et al. (Sacramento County Superior Court, Case No. 01AS05497), the court is considering whether and to what extent compensation is due to market participants which have claimed compensation as a result of the Governor's issuance of executive orders, under the California Emergency Service Act, "commandeering" power purchase arrangements held by Pacific Gas & Electric Company ("PG&E") and Southern California Edison ("SCE"), referred to as "block forward contracts." In this action the State seeks a declaration that the State is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages suffered by any of the defendants is offset by payments made by the Department of Water Resources for electricity received under the "commandeered" "block forward contracts." Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by PG&E, Reliant Energy Services, Dynegy Power Marketing, Williams Energy Services, Sempra Energy Trading, the California Power Exchange, Mirant Americas Energy, Duke Energy Trading and Marketing, and numerous other market participants have been joined with the declaratory relief action in Judicial Council Coordination Proceeding No. 4203, in Sacramento County Superior Court. In an administrative proceeding action before the Government Claims Board (which was dismissed on procedural grounds), the California Power Exchange stated claims for "commandeering" the "block forward contracts" in the amount of approximately $1 billion.

Escheated Property Claims

     In three pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time the Controller sells property that has escheated to the State (in these cases, shares of stock): Lusby-Taylor v. Westly (U.S. Court of Appeals, Ninth Circuit, Case No. 02-16511); Orfield v. Westly (Los Angeles County Superior Court, Case No. BC288429); and Suever v. Westly (U.S. Court of Appeals, Ninth Circuit, Case No. 04-15555). The plaintiffs also claim that the Controller failed to comply with statutory notice requirements when it first received property that had escheated to the State. The plaintiffs seek damages, which certain plaintiffs have articulated as being in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the highest market value of the stock between the date the Controller sold the stock and the present. If one or more of these cases is certified as a class action and the class ultimately prevails on the damages claim, damages for the class could be in excess of $500 million. All of these cases are styled as class actions, though no class has yet been certified in any of the cases. The State has ultimately prevailed in two cases in which plaintiffs also claimed that the Controller's unclaimed property notice practices were unconstitutional and failed to meet statutory requirements: Fong v. Westly (2004) 117 Cal. App. 4th 841 and Harris v. Westly (2004) 116 Cal. App. 4th 214.

     In three pending cases, plaintiffs claim that the State Controller has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Morris v. Westly (Los Angeles County Superior Court, Case No. BC310200); Trust Realty Partners v. Westly (Sacramento County Superior Court, Case No. 04AS02522); and Browne v. Westly (Sacramento County Superior Court, Case No. 04AS02570). The Browne and Trust Realty lawsuits focus on the State's elimination of interest payments on unclaimed property claims (Code of Civil Procedure Section 1540, subdivision (c), as amended effective August 11, 2003, "CCP 1540"), and the Morris lawsuit challenges both the elimination of interest and whether the State's custodial use of escheated funds entitles the claimant to constructive interest. The Morris case seeks a class action determination, and identifies a purported class that could be interpreted to include all persons or entities whose property has been taken into custody by the State. On behalf of the articulated class, the plaintiff in Morris seeks a declaration that failure to pay interest is an unconstitutional taking and, among other things, an injunction restraining the State Controller from pursuing the practices complained of in the complaint. The Browne and Trust Realty Partners cases are not styled as class actions suits, but in addition to seeking general and special damages in a sum according to proof at trial, each case seeks a common fund recovery and an injunction restraining the Controller from engaging in the acts alleged in their respective complaints. If the Morris case ultimately prevails as a class action, or the injunctions prayed for in either of the Browne or Trust Realty Partners cases are issued and upheld, in any case to require the State Controller to pay interest on escheated property as the plaintiffs allege is required by law, costs to the State could be in excess of $500 million.

Action Seeking Damages for Alleged Violations of Privacy Rights

     In Gail Marie Harrington- Wisely, et al. v. State of California, et al., (Los Angeles County Superior Court, Case No. BC 227373), a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering state prisons for contraband. This matter has been certified as a class action for the purpose of determining liability. The court has deferred its ruling on certifying a class for the purpose of determining damages. If this action is certified as a class action for purposes of damages, and a court were to award damages pursuant to the California Civil Code for every use of the body imaging machine, damages could be as high as $3 billion. Trial is currently scheduled to begin in September 2005.


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


Action Seeking A Cost of Living Adjustment for CalWORKs Recipients

     The case of Juana Raquel Guillen, et al., v. Schwarzenegger, et al., is currently pending before the Court of Appeal (First Appellate District, Division 3; Case No. A106873). The trial court decision on appeal in this case determined that Governor Schwarzenegger's executive order in November 2003, which reduced the Vehicle License Fee charged to vehicle owners and increased the corresponding Vehicle License Fee offset to local governments, acted as an "increase in tax relief', which, by statute, triggers an upward cost of living adjustment for recipients of Ca1WORKs program benefits. The petitioners seek a cost of living adjustment, beginning with fiscal year 2003-04. The estimated cost of the State of a final, unappealable determination consistent with the determination of the trial court, is now estimated to be approximately $250 million.

Actions Seeking Program Modifications

     In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $250 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

     In Natural Resources Defense Council et al., v. California Department of Transportation et al., (U.S. District Court, Central District, Case No. 93-6073-ER-(JRX)), plaintiffs obtained an injunction requiring the Department of Transportation (the "Department") to comply with National Pollution Discharge Elimination System ("NPDES") requirements under the federal Clean Water Act ("Act") in connection with storm water discharges from State highways and construction sites in an area that includes most of Los Angeles and Ventura Counties. There is an established dispute resolution procedure intended to resolve disputes without a return to federal court. Subsequent modifications of the injunction have provided for, among other things, studies of pilot projects to address control of the sources of storm water pollution and the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There has been no agreement regarding what measures arising out of the pilot projects and studies will be implemented. Plaintiffs' position is that the Department should be required to retrofit its facilities to treat storm water, regardless of whether any construction is otherwise planned in any given area. For planning purposes, the Department is including an additional 3 percent in the cost of future statewide construction and maintenance projects to pay for compliance measures. This 3 percent increase amounts to $500 million through fiscal year 2006-07. While the impact of a judgment of the scope sought by plaintiffs is difficult to determine, it is possible that a judgment that would require the State to retrofit all its highway facilities throughout the State could cost billions of dollars.

     The matter of Conlan v. Bonta is now pending before the Court of Appeal (First Appellate District, Case No. A106278). This appeal follows a prior appellate court decision determining that the State's Medi-Cal program violates federal law because the program fails to promptly reimburse medical payments made by patients within the 90-day window prior to submitting an application for Medi-Cal benefits. The State's Medi-Cal program relies on Medi-Cal providers to reimburse beneficiaries for out-of-pocket expenses paid during this retroactive "reimbursement window" period. On remand following this appellate decision, the trial court ordered the Department of Health Services to develop a compliance plan to implement the appellate decision. The trial court rejected the proposed plan, and ordered the Department of Health Services to take certain steps to provide for additional reimbursement to Medi-Cal recipients. The pending action is the Department of Health Services' appeal of that decision. At issue in the action are certain administrative procedures ordered by the trial court. While the impact of the cost of complying with the trial court's plan for reimbursement is unknown, certain estimates of the costs of the administrative due process procedures required by the court, when combined with the cost of reimbursements that the Department of Health Services now believes may not be eligible for federal offset, may be in excess of $250 million.


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



     The following cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State defendants in any of these cases could be as high as $1 billion per year in programmatic costs going forward. The State is vigorously defending these actions.

     In Stephen Sanchez, et al. v. Grantland Johnson, et al., (U.S. Court of Appeals, Ninth Circuit, Case No 04-15228), the plaintiffs have appealed a decision by the U.S. District Court dismissing plaintiffs' class action seeking declaratory and injunctive relief. The plaintiffs sought relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the ADA, and violate the Social Security Act, Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons.

     In Capitol People First v. Department of Developmental Services (Alameda County Superior Court, Case No. 2002-038715) a consortium of state and national law firms and public-interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services, alleging violations of the Lanterman Act, the ADA, and section 504 of the Rehabilitation Act by defendants needlessly isolate thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.

Local Government Mandate Claims and Actions

     In a test claim filed by the County of San Bernardino, now pending before the Commission on State Mandates (the "Commission") (Medically Indigent Adults, 01-TC-26 County of San Bernardino, Claimant, Statutes 1982, Chapters 328 and
1594), the Commission is being asked to determine the costs incurred by the county to provide state-mandated care of medically indigent adults ("MIAs"). The amount demanded in the claim for un-reimbursed costs for fiscal year 2000-2001 is just over $9.2 million. The County of San Bernardino's test claim poses a potential for a negative impact on the General Fund in the amount of the un-reimbursed costs for all similarly situated county claimants for a period of years, as determined by the Commission. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. How much of that will be determined to be "un-reimbursed" to the counties by the State is unknown. In recent years, the counties have received approximately $1 billion annually in vehicle license fee revenue and $410 million annually in sales tax revenue to fund various public health programs, which include the programs that provide services to MIAs. The State law that authorized the transfer of the vehicle license fee portion of this revenue to the counties and the authority to transfer the revenue to the counties were automatically repealed as a result of a provision of State law, which was triggered as a result of a final appellate court decision (County of San Diego v. Commission on State Mandates et al. Fourth Appellate District, Case No. D039471; petition for review denied by the California Supreme Court) that awarded the County of San Diego un-reimbursed costs for medical services rendered to MIAs. Various regulatory and statutory steps have been and are being taken to address this reduction in revenues.

     Two lawsuits are pending that challenge the State's practice in recent years of deferring payments to local governments for certain state-mandated services and programs by making a budgetary appropriation of $1,000 for each program, to be divided among all 58 counties, violates the State Constitution. These lawsuits were consolidated in San Diego County Superior Court (County of San Diego v. State of California, et al. (Case No. GIC 825109) and County of Orange v. State of California, et al. (Case No. GIC 827845)). These plaintiff counties are seeking full payment for the un-reimbursed costs of implementing a variety of programs over the last few years. The County of San Diego has alleged un-reimbursed costs in excess of $40 million through fiscal year 2003-04 for a variety of programs. The County of Orange has alleged in excess of $116 million for un-reimbursed state-mandated costs. The court has granted a motion, in part, declaring that the State's practice violates the Constitution, and has further ruled that Senate Constitutional Amendment No. 4, approved by the voters as State Constitutional Amendment No. 4 at the November 2004 election, did not change this result. The amount of the un-reimbursed mandates remains undetermined. The effects of a final determination by an appellate court that the contested appropriation practices are unconstitutional or that the State is required to appropriate an amount equal to the amount of


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


the mandated costs, if applied to each of California's 58 counties, could result in costs in excess of $1.5 billion for existing unreimbursed mandates.

Action for Damages for Alleged Destruction at Indian Burial Sites

     On January 16, 2004, John Tommy Rosas v. United States of America, et al. was filed in the U.S. District Court, Central District (Case No. CV04-312 WMB
(SSx)). Plaintiff, in his individual capacity and as the alleged vice-chairman of the Tribal Counsel, Gabrielino/Tongva Indians of California, alleges violation of various federal statutes by a variety of federal agencies, corporations, individuals and four State entities (the California Coastal Commission, the Regional Water Quality Control Board, the State Historic Preservation Officer and the California Native American Heritage Commission). Plaintiff alleges that in allowing the development of certain property, defendants violated federal laws protecting sacred Indian burial sites. Plaintiff seeks damages in the amount of $525 million. Plaintiff has not properly served the California state agency defendants. In February 2004, the corporate defendants filed a motion to dismiss. Plaintiff has not responded to this motion, and it remains pending before the court.

Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts

     In June 2004, the State entered into amendments to tribal gaming compacts between the State and five Indian Tribes (the "Amended Compacts"). Those Amended Compacts are being challenged in two pending cases, as described below. A decision in either of these cases that is unfavorable to the State could eliminate $300 million in additional revenues anticipated to result from the Amended Compacts, and could delay or impair the State's ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts. The State anticipates using the proceeds of that sale to repay existing internal borrowings of transportation funds. The failure to repay these existing transportation loans could, in turn, result in a reduction of anticipated internal borrowable resources in an amount of approximately $500 million.

     In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. (U.S. District Court, Case No. 04 CV 1151 W (WMc)) the plaintiff (the "Rincon Band"), a federally recognized Indian Tribe, alleges, in primary part, that a compact entered into between the Rincon Band and the State in 1999, is part of a statewide regulatory framework that limits gaming devices and licenses on non-Indian lands for the stated goal of promoting tribal economic development. The plaintiff further alleges that the Amended Compacts would materially alter these protections, and as such, would constitute an unconstitutional impairment of the Rincon Band's 1999 compact. The complaint filed by the Rincon Band seeks, among other things, an injunction against the implementation of the Amended Compacts. The District Court denied plaintiff's motion for injunctive relief, and dismissed the complaint on a procedural basis. The matter is currently on appeal in the U.S. Court of Appeal, Ninth Circuit (Case No. 04-56396). The appeal was stayed pending the District Court's ruling on a motion for reconsideration of a portion of the District Court's order, brought by the plaintiff. The District Court granted that request in part, but dismissed two of plaintiffs' claims affecting the Amended Compacts. The State is considering its options as a result of this recent decision.

     Craig, et al. v. Schwarzenegger et al. (Alameda County Superior Court, Case No. RG04175471) is an action brought by the owners of various racetracks and an individual plaintiff and petitioner, challenging the Legislature's recent ratification of the tribal compact amendments described above, which was done through urgency legislation (Statutes 2004, Chapter 91; "Chapter 91"). Plaintiffs and petitioners allege that Chapter 91 violates a provision of the California Constitution, which bars the grant of vested rights or franchises in an urgency measure, and allege a variety of special privileges and vested rights and interests purportedly created by Chapter 91. As amended, the plaintiffs' and petitioners' complaint also alleges that Chapter 91 violates recently enacted provisions of the California Constitution which prohibit certain borrowings to fund a year-end state budget deficit ("Proposition 58"); and constitutes an unconstitutional attempt to contract away the State's police power. Plaintiffs and petitioners seek an injunction restraining the implementation of Chapter 91; a decision prohibiting the implementation of Chapter 91; and a declaration that Chapter 91 is unconstitutional. The owner of a card room, and an individual, are seeking to intervene in this case.


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


Matter Seeking Validation of Pension Obligation Bonds

     The Legislature enacted the California Pension Restructuring Bond Act of 2004 (Government Code sections 16940 et seq.), which authorized the Pension Obligation Bond Committee (the "Committee") to issue bonds to fund all or a portion of the State's pension obligation in any two fiscal years. Pursuant to that authorization, the Committee authorized the issuance of bonds in an amount not to exceed $960 million to pay a portion of the State's pension obligation for fiscal year 2004-05. The Committee also resolved to seek court validation of the bonds and the indenture pertaining to the bonds pursuant to a validation process established by Code of Civil Procedure sections 860 et seq. On October 22, 2004, the Committee filed Pension Obligation Bond Committee v. All Persons Interested in the Matter of the Validity of the State of California's Pension Obligation, etc. (Sacramento County Superior Court, Case No. 04AS043032994). An answer was filed by a public interest group, and the matter will proceed to trial. The State will not be able to issue pension obligation bonds until this matter is finally resolved.

                                    * * * * *
                                    ---------

                            RATING AGENCIES' ACTIONS

     As of April 2005 Fitch, Standard & Poor's and Moody's rated the State's general obligation, respectively, A-, A and A3. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised again or withdrawn entirely by a rating agency if, in the judgment of such rating agency, circumstances so warrant. Additional revisions or withdrawals of ratings could have adverse effects on the market price of the State's general obligation bonds.

                            ADDITIONAL CONSIDERATIONS

     California Municipal Obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California State personal income taxes. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

                                   APPENDIX B



                       ADDITIONAL INFORMATION CONCERNING
                         NEW YORK MUNICIPAL OBLIGATIONS



The following information is a summary of special factors affecting investments in New York Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by New York State (the 'State') and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements and updates to official statements relating to securities offerings of New York issuers. Salomon Brothers New York Tax Free Bond Fund and Salomon Brothers New York Municipal Money Market Fund have not independently verified and are not responsible for the accuracy or timeliness of this information.



                            CURRENT ECONOMIC OUTLOOK



Recent above-trend national growth rates have helped to buttress the New York State. The State is estimated to have emerged from recession in the summer of 2003. The New York City economy is well on its way to a full recovery from the impact of the September 11th attack, reversing several years where the City's job base was in decline. The continued strengthening of the State economy will help to sustain the housing market, although not at the torrid pace of growth observed in 2004. Moreover, with the pickup in equity market activity toward the end of 2004, the profit outlook for the finance industry is brightening, though the level of profits for the year is not expected to match that of 2003. Bonus growth is expected to slow to 15 percent resulting in total New York wage growth of 4.9 percent for 2005, reduced modestly from 5.7 percent in 2004. State nonagricultural employment is projected to rise 1.1 percent in 2005, a significant improvement compared with 0.4 percent growth for 2004, but below projected growth of 1.8 percent for the nation.



The Department of Budget of the State ('DOB') projects the State will end the 2004-05 fiscal year with a cash-basis surplus of $170 million in the General Fund, after making the maximum annual contribution of $70 million to the State's Rainy Day Fund. As described below, the projected surplus results primarily from recent positive revenue experience, which is driving projected underlying revenue growth of 10.2 percent in 2004-05.



General Fund receipts, including transfers from other funds, are now projected at $43.5 billion. DOB has revised the revenue estimate upward based on revenue collections to date and the strength of key economic indicators, both of which have exceeded expectations. Consistent with the experience in prior State economic expansions, personal income tax collections have shown robust growth, which DOB believes is due mainly to increases in non-wage income. Real estate related tax collections have also exceeded planned levels, reflecting strength in home sales and mortgage refinancings.



General Fund spending is expected to total $43.4 billion in 2004-05. A delay in the expected receipt of $200 million in Empire conversion proceeds that was budgeted to reduce General Fund Medicaid spending and cost overruns in correctional services account for most of the increase. Financial Management Plan savings and lower than expected claims from counties under the General Public Health Works program partially offset these costs. The revisions are based on a review of actual operating results through December 2005, and an updated analysis of economic, revenue, and spending trends.



State funds spending is projected to total $64.1 billion in the current year, a decrease of $136 million from the Mid-Year Update. Lower spending for the 'wireless' emergency 911 capital project ($50 million), maximization of Patient Income Account revenues ($50 million), and the timing of other capital projects ($46 million) account for the majority of the decrease. All State funds spending in 2004-05 is now projected to total $101.6 billion, an increase of $316 million from the Mid-Year Update. Federal aid for K-12 education programs, including special education, is expected to exceed the Mid-Year estimate ($600 million), but is partially offset by the State Funds spending reductions described above.


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


DOB projects the State will end the 2004-05 fiscal year with a balance of $1.2 billion in the General Fund. The balance consists of $864 million in the Rainy Day Fund, $301 million in the Community Projects Fund, and $21 million in the CRF.



The closing balance excludes $693 million projected to be on deposit in the tax refund reserve account at the end of 2004-05. The tax refund reserve account is used to reserve money for the payment of tax refunds that are owed as part of the 2004 tax year, but are not processed until early in the subsequent fiscal year, as well as to accomplish other Financial Plan objectives. The projected balance includes amounts for the payment of tax refunds and $170 million from the 2004-05 estimated surplus, which the Governor recommends using to help balance the 2005-06 Financial Plan.



SPECIAL CONSIDERATIONS



DOB believes that the U.S. economy will grow at approximately its long-term trend growth rate through the end of the forecast horizon, but risks attend this forecast. The forecast is contingent upon the absence of any further severe shocks to the economy. Unpredictable events such as a terrorist attack remain the biggest risk to the economic expansion. Such a shock could induce firms to postpone their spending and hiring plans yet again, reducing future investment and employment, which in turn could result in lower consumption growth. Moreover, successful attacks on oil facilities abroad could send oil prices back up to their Fall 2004 highs, having adverse economic repercussions. A major setback in the Iraqi conflict could have a similar impact. On the other hand, a more rapid increase in export growth due to either a weakened dollar or faster global growth could generate a somewhat stronger increase in total output than expected. Similarly, lower inflation than expected, perhaps as a result of an even greater drop in the price of oil or stronger productivity growth than expected, could induce the Federal Reserve to be even more measured in its interest rate increases, resulting in stronger consumption and investment growth than projected. Moreover, stronger employment growth could result in higher real wages, supporting faster growth in consumer spending than expected.



In addition to the risks associated with a national forecast, there are risks specific to New York. Another attack targeted at New York City would once again disproportionately affect the State economy. Any other such shock that had a strong and prolonged impact on the financial markets would also disproportionately affect New York State, resulting in lower income and employment growth than reflected in the current forecast. In addition, if the national and world economies grow more slowly than expected, demand for New York State goods and services would also be lower than projected, dampening employment and income growth relative to the forecast. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and IPOs is possible, resulting in higher wage growth than projected. It is important to recall that the financial markets, which are so pivotal to the direction of the downstate economy, are notoriously difficult to forecast. In an environment of global uncertainty, the pace of both technological and regulatory change is as rapid as it has ever been, compounding even further the difficulty in projecting industry revenues and profits.



The State's Financial Plan is necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current receipts and spending estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.



2005-06 FISCAL YEAR



New York emerged from the national recession in September 2003, marking an important milestone in the State's recovery from the impact of September 11th. The State economy is experiencing sustained growth, and generating tax collections above the levels forecast by DOB in its most recent update to the 2004-05 Financial Plan issued November 1, 2004 (the 'Mid-Year Update'). DOB now projects underlying annual receipts growth of
10.2 percent in 2004-05 and 6.5 percent in 2005-06, based on actual results to date and a revised economic forecast.



The improvement in tax collections, in combination with savings from the statewide Fiscal Management Plan (FMP), is expected to permit the State to end the 2004-05 fiscal year with a $170 million cash surplus in the General Fund and make the maximum possible contribution ($70 million) to the Rainy Day Fund1, bringing the balance to $864 million, equal to its statutory cap of 2 percent of General Fund spending.



The 2005-06 Executive Budget recommends closing the $4.2 billion gap primarily through permanent spending restraint, supplemented with limited levels of revenue enhancements and nonrecurring resources. DOB projects that the recommendations would produce net recurring savings of roughly $3 billion annually, reducing the 2006-07 and 2007-08 budget gaps to about $2.7 billion.



The most significant recommendations include:



      $2.8 billion in net initiatives to restrain spending. This reflects $3.1 billion in cost containment in high-growth programs, especially Medicaid, pensions, and debt service, and maximizes Federal aid and efficiencies in State Operations spending. These savings initiatives allow targeted new investments of $313 million, including increased State funding to cap the growth in local Medicaid costs and increased aid and incentives for municipalities.



      $533 million in net revenue actions. This reflects $779 million of increased resources including a sales tax exemption on clothing purchases under $250 that will run for two weeks (rather than reverting to a permanent exemption for purchases under $110), and elimination of tax loopholes to promote tax equity. The recommendations include new tax cuts of $246 million to accelerate the phase-out of the temporary 2003 personal income tax (PIT) surcharge, and provide targeted tax cuts intended to promote economic growth.



      $856 million of nonrecurring actions, including commencing the recent discretionary funding changes for the State and Local Retirement System only after independent review and public comment ($321 million) 2, use of the 2004-05 surplus ($170 million), asset sales ($54 million), and fund sweeps.



The Executive Budget recommendations hold annual spending growth in the General Fund and All Governmental Funds (together, 'All Funds') to below the rate of inflation.



General Fund spending is projected to total $45.1 billion in 2005-06, an increase of $1.2 billion (2.6 percent) over the adjusted current year forecast. State Funds spending, which includes both the General Fund and spending from other funds supported by State revenues, is projected to increase by $3.5 billion (5.4 percent) and total $69.1 billion in 2005-06. All Funds spending, the broadest measure of State spending, is projected to total $105.5 billion in 2005-06, an increase of $2.5 billion (2.4 percent). The Financial Plan projections assume that the 2005-06 Executive Budget recommendations are enacted in their entirety.



SIZE OF THE 2005-06 FISCAL BUDGET



General Fund spending is projected to total $45.1 billion in 2005-06, an increase of $1.2 billion (2.6 percent) over the adjusted current year forecast. State Funds spending, which includes both the General Fund and spending from other funds supported by State revenues, is projected to increase by $3.5 billion (5.4 percent) and total $69.1 billion in 2005-06. All Funds spending, the broadest measure of State spending, is projected to total $105.5 billion in 2005-06, an increase of $2.5 billion (2.4 percent).



The 2005-06 Financial Plan includes the roughly 25 percent of spending financed through the Health Care Reform Act (HCRA) that is currently 'off budget' (i.e., outside the Financial Plan). The change does not affect the General Fund, since all HCRA spending is budgeted in State Special Revenue Funds (SRFs), but does increase both State Funds and All Funds totals in 2005-06. In addition, new General Fund Medicaid spending to comply with Federal policy changes related to county shares adjustments is reflected in 2005-06 projections but not in 2004-05 results. To provide a comparable basis for calculating annual growth, the 2004-05 estimates in this Overview are presented on both an 'adjusted' (i.e., including the additional HCRA and Medicaid spending in 2004-05 to provide a comparable basis of comparison) and an 'unadjusted' basis. The 2004-05 adjustment for HCRA is $925 million; the Medicaid adjustment is $508 million.



2005-2006 GAP CLOSING SUMMARY



DOB projects General Fund budget gaps of $4.2 billion in 2005-06 and $5 billion to $6 billion in 2006-07 and 2007-08, before the savings that are projected to be achieved by the 2005-06 Executive Budget recommendations. In summary, the 2005-06 gap results from anticipated spending increases to support current service levels and the loss of nonrecurring resources used to help balance the budget in 2004-05, which together exceed annual growth in underlying revenues of $3.1 billion (6.5 percent).



Based on the revised DOB forecast that predicts a sustained economic recovery in 2005, underlying revenues are expected to grow by $3.1 billion in 2005-06, or
6.5 percent, following projected growth of 10.2 percent in 2004-05. However, this growth is nearly entirely absorbed by the loss of one-time and nonrecurring revenues ($1.6 billion, including tobacco securitization proceeds), the phase-out of both the personal income tax (PIT) surcharge ($149 million) and one-quarter percent increase in sales tax enacted in 2003 ($452 million), the reversion to a permanent sales tax exemption on clothing purchases under $110 ($479 million), and increasing costs for debt service and the School Tax Relief
(STAR) Program ($288 million).



Prior to any Executive Budget proposals, General Fund disbursements are projected to increase by $4.3 billion in 2005-06. The main factors driving growth include (a) the loss of one-time and nonrecurring resources ($903 million, including FMAP3), and (b) higher spending to maintain current service levels in Medicaid, school aid, and other programs ($2.1 billion), finance collective bargaining, pensions, and health insurance costs ($1.0 billion), and pay for the continued State takeover of local Family Health Plus costs ($282 million).



The 2005-06 Financial Plan is balanced on a cash basis in the General Fund, with recommendations projected to close a $4.2 billion General Fund budget gap. Recurring actions are valued at roughly $3.1 billion in 2006-07 and $2.8 billion in 2007-08, leaving projected gaps of $2.7 billion in 2006-07 and $2.8 billion in 2007-08.



                             2005-06 FINANCIAL PLAN



The State's Financial Plan projections consist of separate receipts and spending forecasts. The receipts forecast for the State's principal taxes, miscellaneous receipts, and transfers from other funds is described first, followed by the spending projections that summarize the annual growth in current services spending and impact of recommended actions for the State's major functions (e.g., Medicaid, school aid).



2005-06 RECEIPTS FORECAST



All Funds receipts are projected to total $105.5 billion, an increase of $4.4 billion (4.3 percent) over 2004-05 projections. The total comprises tax receipts ($50.7 billion), Federal grants ($36.6 billion) and miscellaneous receipts ($18.3 billion).



Tax Receipts



All Funds tax receipts are projected to be almost $51 billion in 2005-06, an increase of $2.6 billion (5.4 percent) from 2004-05. The increase is attributable to continued economic growth combined with the net impact of tax and other revenue actions proposed with this Budget.

Personal Income Tax



All Funds PIT net receipts for 2005-06 are projected to reach $29.6 billion, an increase of $1.5 billion (5.3 percent) from 2004-05 due largely to an increase in underlying liability growth associated with improved economic conditions and the temporary three-year tax increase enacted in 2003. Excluding the Refund Reserve transaction, All Funds income tax receipts are projected to increase by
6.8 percent over 2004-05.



PIT General Fund receipts for 2005-06 (excluding the Refund Reserve transaction) are projected to reach $19.7 billion, an increase of $1.3 billion from 2004-05 offset by increased STAR deposits of $130 million. The 2005-06 estimate reflects the accelerated phase-out of the temporary tax surcharge and other tax actions.



User Taxes and Fees



All Funds user taxes and fees net receipts for 2005-06 are projected to reach $13.6 billion, an increase of $636 million (4.9 percent) from 2004-05. The sales and use tax is projected to reach $11.0 billion, an increase $27 million or
0.2 percent from 2004-05. The sales tax base is expected to increase by 5.8 percent due largely to increases in employment, income and overall consumption. The increased revenue from the expanding base will be augmented by the gain from eliminating the exemption for clothing and footwear costing less than $110 and replacing it with an exemption for two specified tax-free weeks for clothing and footwear costing less than $250 and a minor increase from the proposal to allow direct shipments of wine into New York. These gains will be largely offset by the loss of the temporary one-quarter percent sales tax surcharge and by providing a new exemption for specified 'Energy Star' products.



The other user taxes and fees in this category are projected to increase $609 million (30.6 percent) from 2004-05. This change is also comprised of offsetting factors. First, the cigarette tax that is dedicated to HCRA and was formerly deposited directly into health related off budget accounts has been included as a special revenue fund and accounts for $561 million of the increase. This amount is offset by the normal decline in revenue due to the average annual decline in consumption. Second, motor vehicle fees would have declined due to the loss of revenue from the move to eight year licenses in 2000. However, the Executive Budget recommends significant increases in several categories of fees which, while only effective for part of the 2005-06 fiscal year, will keep motor vehicle receipts roughly constant. Finally, revenue in this category is enhanced by the proposals to increase the excise tax on wine and to allow the direct shipment of wine to New York customers.



General Fund user taxes and fees receipts for 2005-06 are projected to reach $8.6 billion, a decrease of $130 million (1.5 percent) from 2004-05. The sales and use tax is projected to decrease by $146 million (1.8 percent) from 2004-05 due to the loss of the temporary one-quarter percent sales tax surcharge which is partially offset by growth in the sales tax base. The other user taxes and fees are projected to increase by $16 million (2.4 percent) from 2004-05, due mainly to the proposed increase in alcoholic beverage taxes partially offset by the increased dedication of motor vehicle fees to transportation funds.



Business Taxes



All Funds business tax receipts in 2005-06 are expected to be $5.9 billion, or $413 million (7.5 percent) above 2004-05. This is due primarily to strong growth in corporate and bank tax collections in the current fiscal year and estimated increases in profitability, accompanied by increases in petroleum business tax rates effective January 1, 2005, and projected increases in 2006. General Fund business tax receipts in 2005-06 are projected to be $4.1 billion or $302 million (8.0 percent) over 2004-05. This reflects the continued strength of corporate and bank profitability.

Other Taxes



All Funds other taxes in 2005-06 are expected to be $1.5 billion, which is $52 million (3.6 percent) above 2004-05 estimates. The increase is the result of a projected increase in estate tax collections of $52 million and an increase in real estate transfer tax of $5 million slightly offset by projected decreases in the other revenue sources in this category. The estimate for General Fund other taxes in 2005-06 is $778 million, which is $48 million (6.6 percent) above 2004-05. This estimate reflects an increase in estimated receipts from the estate tax, offset by minor losses in the other sources of revenue in this category.



Miscellaneous Receipts



General Fund miscellaneous receipts are projected to total $2.5 billion in 2005-06, an increase of $158 million (6.9 percent) from the current fiscal year. Recommended increases in various fines and penalties, property sales, local government reimbursements, the proposal to increase the Part D Medicare subsidy, the increased payments from the New York Power Authority, and the expected modest increase in abandoned property receipts. These are offset by losses of tobacco bond proceeds, the loss of the deposit of the wireless surcharge in the General Fund and the loss of the Local Government Assistance Corporation sales tax deposit.



Miscellaneous receipts in State Funds are projected at $18.2 billion in 2005-06, an increase of $2.7 billion (17.4 percent) over 2004-05. This increase is comprised of the increase in the General Fund of $158 million described above, augmented by an additional $2.5 billion in other State funds growth. The annual growth is primarily due to the additional HCRA financing, including Empire Conversion proceeds, to support State Medicaid costs and various public health programs ($1.6 billion), receipts that were formerly deposited directly into health related off budget accounts are now included in the special revenue fund ($364 million), increased receipts to the Provider Assessment SRF resulting from restoration of assessments on hospital, home care and nursing home revenues ($292 million), and higher lottery receipts, including VLT revenues.



All Governmental Funds miscellaneous receipts for 2005-06 are projected to reach $18.3 billion, an increase of $2.7 billion (17.1 percent) over the adjusted current year forecast. The adjusted annual growth is to growth of $2.7 billion in other State funds described above.



Federal Grants



Federal grants are projected to total $36.6 billion in 2005-06, a decrease of $860 million from the prior year. Changes to Federal grants generally correspond to changes in federally-reimbursed spending as described in the disbursements outlook section above. However, since Federal reimbursement was assumed to be received in the State fiscal year in which spending occurs, additional timing-related variances result. Major program areas projected to decline significantly from 2004-05 levels include World Trade Center ($1.6 billion), Children and Families ($195 million) and Medicaid ($145 million). These declines are partially offset by growth in welfare ($374 million), federally supported school aid costs ($210 million), elections ($148 million), homeland security ($96 million), and grants primarily to support capital projects for transportation and the environment ($50 million).



2005-06 DISBURSEMENTS FORECAST



General Fund spending is projected to total $45.1 billion in 2005-06, an increase of $1.2 billion (2.6 percent) over the adjusted current year forecast. State Funds spending, which includes both the General Fund and spending from other funds supported by State revenues, is projected to increase by $3.5 billion (5.4 percent) and total $69.1 billion in 2005-06. All Funds spending, the broadest measure of State spending, is projected to total $105.5 billion in 2005-06, an increase of $2.5 billion (2.4 percent). The Financial Plan projections assume that the 2005-06 Executive Budget recommendations are enacted in their entirety.

Medicaid



Medicaid, the largest program budgeted in New York State, finances health care services for lowincome individuals, long-term care for the elderly, and services for disabled individuals, primarily through payments to health care providers. New York's per capita Medicaid spending of over $2,300 is the highest in the nation.



DOH General Fund Medicaid will decrease by $6 million on an adjusted year-to-year basis. Total DOH Medicaid spending in 2005-06 is projected to increase by $1.0 billion (3.5 percent) over the adjusted prior year, consisting of an increase in other State support of $1.3 billion offset by a decline in Federal funding of $244 million. The higher State spending is attributable primarily to projected growth in the cost of services and prescription drugs, the rising number of Medicaid recipients, increases in utilization, Federal law changes, and the State cost of the local Medicaid cap, offset by the 2005-06 Executive Budget recommendations to reduce costs. The number of Medicaid recipients is projected to average 3.7 million (excluding Family Health Plus) in 2005-06, an increase of 3.5 percent over the current fiscal year.



State Funds DOH spending is projected to total $11.3 billion in 2005-06. The General Fund will support $7.3 billion of spending, with the balance of $4.0 billion financed through various SRFs. These SRFs include: (1) the HCRA Transfer account supported by HCRA pool resources and used to finance Medicaid pharmacy costs, a portion of the Family Health Plus Program, and various Medicaid related programs including the Workforce Recruitment and Retention Program; (2) the Provider Assessments Fund currently supported by a partially reimbursable
5 percent assessment on nursing home revenues; and (3) the Indigent Care account supported by taxes, assessments and surcharges on hospital revenues and third-party payers and used to finance payments to providers and municipalities for the cost of providing services to uninsured people.



Other Public Health Programs



In general, public health spending in New York is shared by the Federal government, the State, and local governments. Several public health programs, such as the Early Intervention program and General Public Health Works, are administered by county health departments for which the State reimburses counties for a share of program costs. The Financial Plan does not include the local government share of public health funding, but does include the entire Federal share.



All Funds spending in 2005-06 for public health is projected to increase by $128 million (2.9 percent) over the adjusted prior year, consisting of an increase in State share costs of $97 million and higher Federal aid of $31 million. The higher State share spending is primarily attributable to the projected growth in various public health programs, including EPIC.



State Funds public health spending is projected to total $3.2 billion in 2005-06. Activities include reimbursement to localities for the costs of operating public health programs ($2.7 billion), personal service costs and fringe benefit costs for nearly 6,000 employees of DOH ($213 million), nonpersonal service costs including operational expenses ($261 million), and financing for capital projects to maintain DOH facilities ($13 million). In addition to General Fund support, a portion of DOH's costs are financed by patient care revenues, and fees related to regulations, registration, testing, and certification. Several local aid programs are financed by dedicated revenues, including transfers from HCRA and certain fees. Finally, Federal aid helps support various programs, including Federal nutrition assistance for Women, Infants, and Children (WIC), and is projected to total $1.3 billion in 2005-06.



K-12 Education



School aid, the single largest program financed by the General Fund, helps finance elementary and secondary education provided to New York pupils enrolled in nearly 680 school districts throughout the State. State funding is provided to districts based on statutory aid formulas and through reimbursement for various categorical programs. In New York, approximately 45 percent of spending on education by local school districts is funded by the State. School aid is distributed in a manner intended to allow districts to meet locally defined needs, to receive aid for the construction of school facilities, and to transport 2.5 million students statewide. The State Court of Appeals has found that the school financing system failed to provide students in New York City with an opportunity for a sound basic education, in violation of the State Constitution. The litigation is described in more detail below.



Federal funding supplements school aid, representing approximately 15 percent of projected cash disbursements. Federal education aid supports a range of services including educational programs and services targeted to disadvantaged children, and free and reduced price meals.



All Funds spending for school aid is projected to total $18.3 billion in State fiscal year 2005-06. General Fund spending is projected at $13.2 billion, with the remaining aid paid from other State funds, primarily the Lottery Fund ($2.3 billion), and the Federal government ($2.8 billion). On a school year basis (July 1 through June 30), State support for school aid is recommended at nearly $15.9 billion in 2005-06 (excluding Federal aid), an increase of $526 million (3.4 percent) over the current school year. This $526 million increase comprises $201 million in traditional school aid and $325 million in a new Sound Basic Education aid program funded by VLT revenues. Major components of the $15.9 billion school year recommendation include Flex Aid ($8.4 billion), Public Excess Cost Aid ($2.3 billion), Building Aid ($1.4 billion), Transportation Aid ($1.2 billion), as well as the $325 million for SBE aid.



On a State fiscal year basis, All Funds spending for school aid in 2005-06 is estimated to be $18.3 billion, an increase of $668 million from 2004-05. The increase includes $212 million for the balance of the prior school year increase, $369 million to cover the costs associated with the new school year recommendations, and $210 in increased Federal funds, partially offset by a decrease of $123 million primarily in projected spending from capital funds.



Other Education Aid



In addition to school aid, other education aid is provided for special education services and other targeted programs. Other education categories include Elementary, Middle, Secondary and Continuing Education (EMSC); cultural education, and higher education programs. Major programs under EMSC address specialized student needs or reimburse school districts for education-related services and include the School Lunch and Breakfast Program, the Pre-School Special Education Program, and non-public school aid. In special education, New York provides a full spectrum of services to over 400,000 students from ages 4 to 21. Higher and professional education programs ensure the quality and availability of post-secondary education programs and regulate the licensing and oversight for 44 State professions.



All Funds spending is expected to total $2.6 billion in 2005-06, comprised of $1.5 billion in General Fund spending, $128 million in other State support and $964 million in Federal funding. All Funds includes handicapped programs ($1.7 billion), State Operations ($286 million) and various other education programs ($583 million).



Higher Education



Higher education includes operational and administrative costs for the SUNY, CUNY, and the Higher Education Services Corporation (HESC). Nearly the entire higher education budget is supported by State funds, including General Fund support, tuition revenues and various fees.



All Funds spending is expected to total $7.3 billion in 2005-06, and is comprised of $3.0 billion in General Fund spending, $4.1 billion in other State support, and $193 million in Federal funding. By agency, All Funds spending is projected to total $5.0 billion in SUNY, $1.4 billion in CUNY, and $817 million in HESC. Another $632 million in State support for CUNY is paid from a State fiduciary fund (outside the All Governmental Funds Financial Plan) that consists primarily of senior college tuition revenues.

Welfare



Welfare programs provide benefits to poor families in the form of cash grants, child welfare services, tax credits for eligible low-income workers, and employment services. The State's three main programs include Family Assistance, Supplemental Security Income (SSI) and Safety Net. The Family Assistance program, which is financed jointly by the Federal government, the State, and local districts, provides employment assessments, support services and time-limited cash assistance to eligible families and children. The State adds a supplement to the Federal SSI benefit for the elderly, visually handicapped, and disabled. The Safety Net Assistance program provides cash assistance and employment services for single adults, childless couples, and families that have exhausted their five-year limit on Family Assistance imposed by Federal law and is financed jointly by the State and local districts. Funding is also provided for local administration of welfare programs.



All Funds spending for welfare is projected to total $3.7 billion in 2005-06, consisting of $1.4 billion in General Fund support and $2.3 billion in Federal support. Major programs include Family Assistance benefits ($1.3 billion), including the State's EITC ($746 million); Safety Net ($728 million); SSI ($633 million); and administration ($360 million).



Welfare caseload is projected to total approximately 655,900 recipients in 2005-06, an increase of 14,200 from 2004-05. The family assistance caseload consists of approximately 327,200 families supported through the Family Assistance program, a decrease of 2,100 from the current year, and 175,900 families receiving benefits through the Safety Net program, an increase of 5,800. The caseload for single adults/couples supported through the Safety Net program is projected at 152,800, an annual increase of 10,500.



Office of Children and Family Services



The Office of Children and Family Services (OCFS) provides child welfare services including foster care, adoption, child protective services, delinquency prevention, and child care. OCFS oversees the State's system of family support and child welfare services that are administered by local departments of social services and community-based organizations. Specifically, child welfare services programs, which are financed jointly by the Federal government, the State and local districts, are structured to encourage local governments to invest in preventive services necessary to reduce out-of-home placement of children. In addition, the State Child Care block grant, which is also financed by a combination of Federal, State and local sources, supports child care subsidies for public assistance and low-income families. The youth facilities program serves youth directed by family or criminal courts to be placed in residential facilities. Federal funding for OCFS programs is provided through the Flexible Fund for Family Services, Federal Title IV-E Foster Care and Adoption Assistance Payments, the Federal Child Care and Development Fund, and the Title XX Social Services block grant.



General Fund spending, $29 million in other State spending and $1.6 billion in Federal spending. Spending supports child welfare ($1.8 billion), child care ($727 million) and juvenile justice services including delinquency prevention, youth facilities and local detention facilities ($272 million).



Mental Hygiene



The Department of Mental Hygiene comprises three independent agencies -- OMH, OMRDD, and OASAS. The agencies provide a wide array of services to special needs populations. Services are administered to individuals with mental illnesses, developmental disabilities, and chemical dependencies through institutional or community-based settings. Specifically, OMH plans and operates an integrated system of mental health care that serves adults with serious and persistent mental illness and children with serious emotional disturbances. OMRDD serves and supports individuals and families of individuals with developmental disabilities. OASAS licenses and evaluates service providers and implements programs for the prevention, early intervention, and treatment of chemical dependence.

All Funds spending is expected to total $5.6 billion in 2005-06, with $2.5 billion in General Fund spending, $451 million in other State funding and $2.7 billion in Federal funding. By agency, All Funds spending is projected to total $2.9 billion in OMRDD, $2.2 billion in OMH and $482 million in OASAS. The State share of Medicaid spending budgeted in the Department of Mental Hygiene is projected to total $1.4 billion in 2005-06.



Transportation



The Department of Transportation (DOT) directly maintains and improves the State's more than 40,000 highway lane miles and 7,500 bridges. Overall, the State's transportation network includes 239,000 lane miles of roads, 19,500 bridges, 4,000 railroad miles, 147 public use airports, 12 major ports and over 70 mass transit systems. The State maintains and improves this extensive collection of assets through taxes, Federal grants, voter-approved general obligation bonds, and bonds issued by public authorities pursuant to contractual agreements with the State. In addition to State-owned transportation assets, the DOT assists in funding projects for highways, bridges, transit systems and other transportation facilities which are owned by local governments.



All Funds spending in 2005-06 for transportation is projected to increase by $246 million (4.7 percent) over the prior year, consisting of an increase in State funding ($227 million) and Federal disbursements ($19 million).



General Fund spending for transportation is projected to decrease by $10 million (8.8 percent) and reflects primarily the use of roughly $155 million of other funds to support what otherwise would be General Fund costs (including fringe benefits).



Spending from other State Funds is projected to increase by $237 million, reflecting primarily the new five-year capital DOT Plan totaling $17.4 billion to improve transportation and transit facilities across the State.



In addition to funding the first year of the five-year DOT Capital Plan, the 2005-06 Executive Budget includes funding for the first year of the new Metropolitan Transportation Authority (MTA) five-Year Capital Program. Although not part of the State's capital plan, the MTA program reflects continuation of their core 'State-of-Good-Repair and Normal Replacement' program at levels established in their 2000-2004 capital plan. The program also includes essential security projects, interagency policing facilities, and the City-funded extension of the #7 Line.



State funding for transit systems comprises the majority of transportation SRF spending. Over $1.67 billion of 2005-06 transit aid is derived from taxes dedicated to the Mass Transportation Operating Assistance (MTOA) Fund and the Dedicated Mass Transportation Trust Fund. Total disbursements from transportation SRFs are projected to be $1.84 billion in 2005-06, $162 million above the current year. This increase reflects an increase of $57.3 million in capital support for the MTA from the Dedicated Mass Transportation Trust Fund.



General State Charges



General State Charges (GSCs) account for the costs of fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as for tax payments related to public lands and litigation. Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. Other costs include State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and payments related to lawsuits against the State and its public officers.



All Funds spending on GSCs is expected to total $4.7 billion in 2005-06, and comprises $3.9 billion in General Fund spending, $558 million other State funding and $226 million Federal funding. Major components of All Funds spending include health insurance ($2.2 billion), pensions ($935 million), and social security ($804 million).

Debt Service



The State pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as bonds issued by State public authorities [e.g., Empire State Development Corporation (ESDC), Dormitory Authority of the State of New York (DASNY), Thruway Authority, Local Government Assistance Corporation (LGAC)] for which the State is contractually obligated to pay debt service, subject to an appropriation. Debt service is paid for through transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.



All Funds spending on debt service is projected to total $3.9 billion in 2005-06, of which $1.7 billion is paid from the General Fund spending and $2.2 billion in other State funding. Spending reflects debt service due on revenue credits supported by dedicated taxes and fees and patient income, including PIT Revenue Bonds, Dedicated Highway and Bridge Trust Fund bonds and Mental Health facilities bonds, and service contract bonds that are supported primarily by the General Fund.



All Other Disbursements



In addition to the programs described above, the Executive Budget includes funding for economic development, environmental protection, public protection, general government, the Judiciary, and various other programs. Significant sources of annual change in these areas include:



ESDC: Additional economic development initiatives, primarily for high technology projects, account for most of the $227 million All Funds increase.



Judiciary: Annual All Funds growth of $60 million is attributable primarily to personal service cost increases for collective bargaining ($20 million), as well as performance advances and inflation.



Local Government Aid: The recommended increase of $50 million for aid and incentives for municipalities preserves existing funding for local governments while providing for additional aid to cities, ranging from 5 to 25 percent over two years, and will be tied to performance agreements intended to encourage local efficiencies and improve financial management. The recommended funding of $5 million for the Shared Municipal Services Incentive Awards will provide additional funding for collaborative shared service initiatives undertaken by two or more municipalities. Growth in local government aid reflects payments to Madison and Oneida counties related to Indian land claims settlements ($4 million), which are partially offset by the deferral of the final payment to the Nassau Interim Finance Authority from 2005-06 to 2006-07 ($8 million). The budget recommends continuation of the $170 million of aid to New York City that was used by the City to restructure MAC bonds.



World Trade Center: Immediate Federal aid directly related to the September 11th attacks is projected to be completed in 2004-05. Funds in 2004-05 were used to create a new captive insurance company to support the debris removal and recovery efforts ($1.0 billion) and to apply reimbursement for State-only expenses to support HCRA ($300 million). It also included hazard mitigation measures to reduce or eliminate the threat of future damage, and emergency protective measures to protect the public health and prevent damage to property ($300 million).



                               PRIOR FISCAL YEARS



2004-05 FISCAL YEAR



The 2004-05 Executive Budget recommended actions to close a General Fund budget gap of $5.1 billion. The recommendations included $2.6 billion in savings from spending restraint (including program restructuring and the use of alternate funding sources), $972 million in new revenues, and $1.5 billion in other measures. The Executive Budget projected budget gaps of $2.9 billion in 2005-06 and $4.4 billion in 2006-07, a reduction of $3.8 billion and $3.5 billion, respectively, from the initial gaps at the start of the 2004-05 budget cycle. The gap estimates assumed all the Executive Budget savings proposals were enacted in their entirety.

The Legislature completed action on the budget for the 2004-05 fiscal year on August 11, 2004. Consistent with prior years, the debt service bill was enacted by March 31, 2004. DOB estimates that, in comparison to the Executive Budget, the Legislative Budget Agreement identified $1.1 billion in new General Fund resources to fund $1.5 billion in additions and $280 million in new costs, leaving an imbalance of roughly $600 million to $700 million in 2004-05 and gaps of approximately $6 billion in 2005-06 and $8 billion in 2006-07.



The Governor vetoed General Fund spending additions valued at $235 million in 2004-05, reducing the projected General Fund imbalance in the current year to approximately $400 million. The vetoes are expected to generate comparable savings in 2005-06 and 2006-07. The Governor also vetoed $1.6 billion in new bonding for capital spending approved by the Legislature. Under the State Constitution, the Legislature may take action on the Governor's vetoes through December 31, 2004, or enact additional appropriations, subject to gubernatorial veto, at any time during the 2004-05 fiscal year.



The DOB projected that All Funds spending will total $101.2 billion in 2004-05, an increase of $3.9 billion or 4.0 percent above actual 2003-04 results. When 2003-04 spending is adjusted to reflect certain deferrals, adjusted 2004-05 All Fund spending increases by $5.8 billion or 6.1 percent over 2003-04 levels.



2004-2005 FISCAL YEAR AS OF SEPTEMBER 2004



On September 14, 2004, the DOB issued the Enacted Budget Report for the 2004-05 fiscal year. DOB projected General Fund receipts of $42.7 billion, General Fund disbursements of $43.0 billion, and a change of $50 million in fund balances, resulting in a potential imbalance of $434 million in the General Fund in 2004-05. The projections reflected the impact of the Governor's vetoes of certain legislative additions to the Executive Budget, valued at roughly $235 million of savings in the current fiscal year. To fully eliminate the current-year imbalance and help reduce the projected budget gaps of $5 billion to $6 billion in 2005-06 and $7 billion to $8 billion in 2006-07, DOB began preparation of a Fiscal Management Plan (FMP) in cooperation with State agencies.



DOB now projects that General Fund receipts will total $43.0 billion in 2004-05, an increase of $359 million from the Enacted Budget estimate. Disbursements are now projected to total $43.2 billion, an increase of $215 million. The most significant changes to revenue and spending include upward revisions to the personal income tax (PIT) and the real estate transfer taxes, offset by higher costs for Medicaid and the Department of Correctional Services.



The net impact of revenue and spending revisions leaves a potential current year imbalance of $290 million that DOB plans to close through the FMP. To date, the FMP has generated $66 million in administrative savings. The DOB will continue to work with agencies to develop administrative and legislative actions to achieve the remaining $224 million of savings needed to balance the 2004-05 budget and to begin to reduce the outyear gaps. In addition to the expected FMP savings, the Financial Plan also assumes that Empire conversion resources will be available by the end of this fiscal year to avoid additional General Fund costs in the range of $200 million to $400 million in 2004-05. (If not available by March 31, 2005, the General Fund would be required to make payments under the tobacco revenue guarantee and statutory loan repayment provision in the range of $100 to $200 million, based on current projections.)



The projected imbalance of $224 million constitutes roughly one half of one percent of total General Fund spending and as such falls within the range that DOB believes can be managed through Financial Plan actions. The State has a balance of approximately $800 million in its rainy day reserve (Tax Stabilization Reserve Fund) that could be used to offset a potential shortfall in FMP savings or conversion proceeds. However, DOB does not expect to draw on this fund to maintain budget balance in 2004-05.



As a result of the mid-year revisions, the DOB projects that All Governmental Funds spending will total $101.3 billion in 2004-05, an increase of $84 million from the Enacted Budget.



Total receipt estimates have been revised upward from Enacted Budget projections by $513 million in 2005-06 and $505 million in 2006-07. The changes are concentrated in the personal income tax and the real estate transfer tax. Both sources are performing better than expected in the current fiscal year and it is expected that these results will continue into 2005-06 and 2006-07. Overall, the economic assumptions underlying the outyear estimates remain largely consistent with Enacted Budget estimates and do not suggest significant changes in revenue growth rates beyond these base adjustments. DOB expects growth in the receipts base of 5.7 percent over the next two fiscal years. This exceeds average base revenue growth over recent years but is consistent with prior economic expansions.



2003-04 FISCAL YEAR



The DOB reported a 2003-04 General Fund surplus of $308 million. Total receipts, including transfers from other funds, were $42.3 billion. Disbursements, including transfers to other funds, totaled $42.1 billion.



The General Fund ended the 2003-04 fiscal year with a balance of $1.1 billion, which included dedicated balances of $794 million in the Tax Stabilization Reserve Fund (the State's 'rainy day fund') (after an $84 million deposit at the close of 2003-04), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($262 million). The closing fund balance excludes $1.2 billion on deposit in the refund reserve account at the end of the 2003-04 fiscal year.



The State Legislature approved the annual budget for fiscal year 2003-04 on May 15, 2003, successfully overriding gubernatorial vetoes totaling $3.2 billion. On May 28, 2003, DOB issued its 2003-04 Enacted Budget Financial Plan summarizing the impact of the Legislature's actions and other events on the State's 2003-04 Financial Plan as submitted by the Governor in January 2003. DOB reported that the annual budget approved by the Legislature created a potential imbalance of $912 million in the General Fund, which DOB planned to correct through a combination of management actions and temporary Federal aid that the President had signed into law after the State Legislature had acted on the budget. At the time, the Legislature did not agree with DOB's Financial Plan estimates. General Fund actual results in 2003-04 were $69 million better than the initial DOB estimates, after excluding the impact of Federal aid.



The temporary Federal aid produced nearly $1.2 billion in General Fund relief during the 2003-04 fiscal year, which eliminated the initial projected $912 million imbalance. New York's share of the national aid package consisted of a revenue sharing grant worth $645 million and a temporary 2.95 percent increase in the Federal Medical Assistance Percentage that produced $506 million in General Fund savings. The grant increased General Fund receipts, while the higher matching rate lowered Medicaid spending in the General Fund, but increased the amount spent from Federal Funds.



Aside from the extraordinary Federal aid, the net General Fund operating variance was $69 million, although 2003-04 year-end results for a number of programs varied from the initial projections. In particular, even though the State economy rebounded modestly in 2003-04, the persistent effects of the national recession and a weak recovery continued to put pressure on the State's social services programs to a greater extent than anticipated in the Enacted Budget Financial Plan. The actual number of people receiving Medicaid and welfare benefits during the year exceeded initial projections, driving additional Financial Plan costs. However, the positive impact of Federal aid, modestly higher tax receipts, and spending that came in below projections in other programs, were more than sufficient to offset the growth in social services costs.



2002-03 FISCAL YEAR



After deferring $1.9 billion in planned spending to 2003-04, the State ended the 2002-03 fiscal year on March 31, 2003 with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the Tax Stabilization Reserve Fund, $20 million in the Contingency Reserve Fund, and $85 million in the Community Projects Fund. The closing fund balance excludes $627 million on deposit in the refund reserve account at the end of the 2002-03 fiscal year.

General Fund receipts and transfers from other funds totaled $37.4 billion in 2002-03, a decrease of $2.3 billion (6 percent) from the February Financial Plan forecast. The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfers to other funds totaled $37.6 billion, a decrease of $2.2 billion (5 percent) from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-03 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results).



2001-02 FISCAL YEAR



The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the Tax Stabilization Reserve Fund (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund, $159 million in the Community Projects Fund, and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.



General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing PIT receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. In comparison to the 2001-02 Financial Plan projected in January 2002 (the January Financial Plan), receipts were $1.3 billion (3 percent) lower than projected. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.



General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (4 percent) from the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments that did not occur until the next fiscal year.



                               PUBLIC AUTHORITIES



The fiscal stability of the State is related in part to the fiscal stability of its public authorities. For the purposes of this disclosure, public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2003, there were 18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $114.9 billion, only a portion of which constitutes State-supported or State-related debt.



The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several other financing techniques for public authorities.



Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.



                                   LOCALITIES



THE CITY OF NEW YORK



The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.



FISCAL OVERSIGHT



In response to the City's fiscal crisis in 1975, the State took action to help the City return to fiscal stability. These actions included the establishment of the Municipal Assistance Corporation for the City of New York (NYC MAC), to provide the City with financing assistance; the New York State Financial Control Board (FCB), to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York (OSDC), to assist the Control Board in exercising its powers and responsibilities. A 'control period' existed from 1975 to 1986, during which the City was subject to certain statutorily prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or 'substantial likelihood and imminence' of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.



The staffs of the FCB, OSDC, the City Comptroller and the Independent Budget Office, issue periodic reports on the City's financial plans.



OTHER LOCALITIES



Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2005-06 fiscal year or thereafter.



Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the Federal government may reduce (or in some cases eliminate) Federal funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that New York City, other localities, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

                      DEBT AND OTHER FINANCING ACTIVITIES



2004-05 BORROWING PLAN



    Section 22-c of the State Finance Law requires the Governor to submit the five-year Capital Program and Financing Plan (the Plan) with the Executive Budget. The proposed 2004-05 through 2008-09 Capital Program and Financing Plan was released with the Executive Budget on January 20, 2004 and updated to reflect the 30-Day Amendments on February 12, 2004. The Plan is required to be updated by the later of July 30 or 90 days after the enactment of the State Budget.



    The State-supported issuance plan for 2004-05 and the remaining years of the Capital Plan reflects the expectation that State Personal Income Tax Revenue Bonds will continue to be issued to finance certain new programs and programs previously authorized to be secured by service contract or lease-purchase payments.



    The State's 2004-05 borrowing plan projects issuance of $150 million in general obligation bonds; $877 million in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation; $209 million in Mental Health Facilities Improvement Revenue Bonds issued by the Dormitory Authority of the State of New York (DASNY) to finance capital projects at mental health facilities; $77 million in State University of New York (SUNY) Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; $7 million in DOH Revenue Bonds to support a portion of the costs to construct a new veteran's nursing home; and $1.9 billion in State Personal Income Tax Revenue Bonds to finance various capital programs.



    State Personal Income Tax Revenue Bond borrowings include issuances by:
(i) DASNY for school construction (RESCUE), university facilities (Jobs 2000), SUNY community colleges; (ii) the Thruway Authority for the Consolidated Highway Improvement Program (CHIPs); (iii) Urban Development Corporation (UDC) (doing business as the Empire State Development Corporation) for prisons, youth facilities, sports facilities, homeland security, State facilities, Jobs Now Program, and equipment acquisitions; (iv) Environmental Facilities Corporation
(EFC) for State Environmental Infrastructure Projects, including Water Pollution Control and Pipeline for Jobs (Jobs 2000); and (v) Housing Finance Agency (HFA) for housing programs. State Personal Income Tax Revenue Bonds for 2004-05 also include the Community Enhancement Facilities Assistance Program (CEFAP) for economic development purposes which may be issued by the Thruway Authority, DASNY, UDC and HFA; the Strategic Investment Program (SIP) for environmental, historic preservation, economic development, arts, and cultural purposes, which may be issued by DASNY, UDC and EFC; and Regional Economic Development Programs, including the Empire Opportunity Fund program, the Gen*NY*sis biotechnology program, E911, and the Community Capital Assistance Program which may be issued by DASNY and UDC. The projections of State borrowings for the 2004-05 fiscal year are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.



2005-06 BORROWING PLAN AS OF JANUARY 2005



The 2004-05 through 2008-09 Capital Program and Financing Plan was released on November 15, 2004. The Plan reflects that total capital spending is projected to average about $5.5 billion annually and total $27.5 billion over the Five-Year Plan. Compared to the Executive Budget, capital spending is projected to increase by $355 million over the Five-Year Plan period, reflecting legislative adds for CHIPs of $35 million and for State Parks Infrastructure Fund (SPIF) and the Department of Environmental Conservation (DEC) of $20 million; $220 million in spending reestimates to capture the impact of actual capital spending in 2003-04 and anticipated underspending that is expected to occur across all agencies in 2004-05 and 2005-06; and $80 million for the impact of collective bargaining agreements associated with staff costs of implementing capital projects. The Plan also reflects the conversion of SUNY and City University of New York (CUNY) capital spending to bonding.

As of January 28, 2005, Total receipts in the debt service funds are projected at $10.5 billion in 2005-06. Total debt service disbursements are expected to total $3.9 billion. Receipts in excess of those required to satisfy the State's debt service obligations are transferred to the General Fund or to other funds to support capital or operating disbursements.



Total Debt Service Funds (DSFs) receipts are projected to be $10.5 billion, an increase of $600 million (6.1 percent) from 2004-05. The annual growth is due to increases in dedicated taxes ($591 million) as well as a modest increase in miscellaneous receipts ($9 million).



The $591 million (6.4 percent) increase in taxes deposited to the DSFs is primarily attributable to growth in dedicated PIT receipts deposited to the Revenue Bond Tax Fund (RBTF) ($436 million), growth in sales and use taxes deposited to the Local Government Assistance Tax Fund ($150 million), and increases in real estate transfer taxes deposited to the CW/CA Fund ($5 million). Starting in 2006-07, a portion of the real estate tax deposits (up to $25 million) is projected to be redirected to the EPF to further support environmental programs.



The modest projected increase in miscellaneous receipts of $9 million
(1.4 percent) from 2004-05 is attributable primarily to receipts from SUNY dormitory fees ($9 million). Patient income for health and mental hygiene facilities as well as receipts supporting General Obligation housing bonds, are essentially unchanged.



Total disbursements from the DSF are projected to increase from $3.8 billion in 2004-05 to $3.9 billion in 2005-06. The $38 million increase (1 percent) is due to growth in debt service costs from previous and planned bond sales, offset by $150 million in projected savings from debt management efforts, including the increased use of variable rate obligations and interest rate exchange agreements, as well as the restructuring of the Dedicated Highway and Bridge Trust Fund bonds to more closely align the schedule for principal amortization to the useful lives of the financed projects.



Spending from the General DSF is projected to decrease by $45 million
(1.4 percent) from 2004-05 and reflects $150 million in projected savings from debt management actions and the restructuring of Dedicated Highway and Bridge Trust Fund Bonds ($209 million). These decreases are offset by increases in spending from the RBTF to support debt service on State PIT Revenue Bonds ($219 million).



DEBT REFORM ACT



Chapter 59 of the Laws of 2000 enacted the Debt Reform Act which restricted new State-supported debt to capital purposes only and limited new debt outstanding to 4 percent of personal income and new debt service costs to 5 percent of total governmental funds receipts. The debt restrictions apply to all new State supported debt issued on and after April 1, 2000. The cap on debt outstanding will be fully phased-in during 2010-11, while the cap of debt service costs will be fully phased-in during 2013-14.



The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.



Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2003. On October 30, 2003, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and then outstanding at 1.21 percent of personal income and debt service on such debt at
0.53 percent of total governmental receipts, compared to the caps of
1.65 percent for each. DOB expects that debt outstanding and debt service costs for the 2003-04, 2004-05 and 2004-06 fiscal years will also be within the statutory caps.



VARIABLE RATE OBLIGATIONS AND INTEREST RATE EXCHANGE AGREEMENTS



Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate obligations and to enter into a limited amount of interest rate exchange agreements. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 15 percent of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15 percent of total outstanding State-supported debt. As of March 31, 2004, State-supported debt in the amount of $40.3 billion was outstanding, resulting in a variable rate exposure cap of approximately $6 billion and an interest rate exchange agreement cap of approximately $6 billion.



As of March 31, 2004, there was approximately $1.9 billion, or 4.7 percent of total debt outstanding, in outstanding debt instruments resulting in net variable rate exposure. In addition, five issuers, DASNY, UDC, HFA, Local Government Assistance Corporation (LGAC), and the Thruway Authority have entered into $5.5 billion, or 13.6 percent of total debt outstanding, notional amount of interest rate exchange agreements. Thus, at March 31, 2004, both the amount of outstanding variable rate instruments resulting in a variable rate exposure and interest rate exchange agreements are less than the authorized totals of 15 percent of total outstanding State-supported debt.



At March 31, 2004, the State also had $2.4 billion in convertible bonds, that at various dates in the future can remain in a fixed rate mode (at new rates to be established at future mandatory tender dates) or convert to a variable rate. Since the convertible bonds currently bear fixed rates of interest, they are not counted as net variable rate obligations under the cap at this time.



The interest rate exchange agreements authorized by the legislation are subject to various statutory restrictions, including minimum counterparty ratings, monthly reporting requirements, the adoption of guidelines by the governing boards of the authorized issuers, collateral requirements, an independent finding that swaps reflect a fair market value, and the use of standardized ISDA documents. All of the payments made to counterparties on outstanding State-supported interest rate exchange agreements described above are subordinated to bondholder debt service payments, and the State expects that all such payments on any interest rate exchange agreements the authorized issuers may enter into in the future will be similarly subordinated to bondholder debt service payments.



The $5.5 billion in interest rate exchange agreements outstanding at March 31, 2004 involve nine different counterparties. All of the interest rate exchange agreements were part of refunding transactions that resulted in fixed rates (i.e., synthetic fixed rate interest rate exchange agreements) that range between 2.86 percent and 3.66 percent -- rates that were significantly lower than the fixed bond rates at the time the refunding bonds were issued. At
March 31, 2004, the net mark-to-market value of all the outstanding swaps (the aggregate termination amount) was approximately $132 million -- the total amount the State would be required to pay to the collective authorized issuers for payments to the counterparties should all the swaps be terminated. The mark-to-market value of the outstanding interest rate exchange agreements fluctuates with interest rates and other market conditions. Generally, as interest rates rise from levels that existed on March 31, 2004, it is expected that the counterparties would owe the State termination payments. The State plans to continue to monitor and manage counterparty risk in a number of ways, including by (i) entering into swaps only with counterparties that are rated at least in the two highest investment grade categories from a national rating agency (and at least in the three highest investment grade categories from any other national rating agency), and (ii) entering into 'excluded agreements' under statute.

The five-year Capital Program and Financing Plan released with the Executive Budget anticipated that, within the limitations established by Chapter 81 of the Laws of 2002, the State would increase its variable rate exposure by $1 billion in 2004-05 and $1 billion in 2005-06. Depending on market conditions, this increase in variable rate exposure could be achieved by issuing variable rate demand bonds, auction rate securities, one-year notes, and entering into synthetic variable rate interest rate exchange agreements, or by a combination of these alternatives. To the extent that synthetic variable rate interest rate exchange agreements are used to expand the State's variable rate exposure with existing counterparties, while having the effect of reducing the State's overall counterparty exposure under the State's existing synthetic fixed rate interest rate exchange agreement portfolio, then such synthetic variable rate interest rate exchange agreements would be considered an 'excluded agreement' under Chapter 81 and not counted under the caps imposed by such Chapter.



                                   LITIGATION



GENERAL



The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the State's finances in the 2004-05 fiscal year or thereafter.



Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2004-05 Financial Plan. The State believes that the proposed 2004-05 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2004-05 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2004-05 Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2004-05 Financial Plan.



STATE FINANCE POLICIES



In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95 percent of the fair market value of the not-for-profit corporation be transferred to a fund designated as the 'public asset fund' to be used for the purpose set forth in ss. 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On
November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for -profit corporation be deposited with the State Comptroller in an interest -bearing account, pending the hearing of a motion for a preliminary injunction, which was returnable simultaneously with the motions to dismiss, on November 26, 2002. By decision and order dated May 20, 2004, the Appellate Division, First Department affirmed the dismissal of plaintiff's original complaint but also affirmed the denial of defendants' motion to dismiss the amended claim. The State, the other defendants and the plaintiffs have been granted leave to appeal to the Court of Appeals.

LINE ITEM VETO



In Silver v. Pataki, the Speaker of the Assembly of the State of New York challenges the Governor's application of his constitutional line item veto to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order of the Supreme Court, New York County, and dismissed the petition. By opinion dated July 10, 2001, the Court of Appeals reversed the decision of the Appellate Division, holding that plaintiff has the capacity and standing to sue as a member of the Assembly. By order dated June 17, 2002, the Supreme Court, New York County, granted defendant's motion for summary judgment, dismissing the complaint. Plaintiff appealed to the Appellate Division, First Department. On July 22, 2002, the Senate of the State of New York moved in Supreme Court to intervene and for reargument. By decision entered December 11, 2003, the Appellate Division, First Department, affirmed the decision of the Supreme Court, New York County, dismissing the complaint. Plaintiff appealed this decision to the Court of Appeals. By decision dated December 16, 2004, the Court of Appeals affirmed the decision of the Appellate Division, First Department.



GAMING



In Dalton, et al. v. Pataki, et al. and Karr v. Patiaki, et al., plaintiffs seek a judgment declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, parts B, C and D of Chapter 383 of the Laws of 2001, which respectively authorize (1) the governor to enter into tribal-state compacts for the operation by Indian tribes of gambling casinos in certain areas of the State, (2) the Division of the Lottery to license the operation of VLTs at certain race tracks in the State and (3) the Division of the Lottery to enter into a joint, multijurisdiction and out-of-state lottery. Plaintiffs also seek to enjoin defendants from taking any action to implement the provisions of Chapter 383.



By opinion and order entered July 7, 2004, the Appellate Division, Third Department, upheld the constitutionality of tribal-state compacts and the joint, multi-jurisdiction and out of State lottery. The Appellate Division held that the statute authorizing the Division of the Lottery to license the operation of VLTs at certain racetracks in the State violated the provisions of the State Constitution that require the net proceeds of State-operated lotteries be applied exclusively to or in aid or support of education in this State as the Legislature may prescribe. The State, certain other defendants, and the plaintiffs in both Dalton, et al. v. Pataki, et al and Karr v. Pataki, et al. have appealed from this order.



BUDGET PROCESS



In Pataki v. New York State Assembly, et al., the Governor seeks a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills on August 2, 2001 and August 3, 2001 violated Article 7, sections 4 and 5 of the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other appropriation bills prior to taking action on the appropriation bills submitted by the Governor. The action also seeks to enjoin the approval of vouchers submitted pursuant to the budget bills enacted by the Senate and Assembly. By decision and order dated November 7, 2001, the Supreme Court, Albany County, granted the State Comptroller's motion to dismiss this action as against the Comptroller. The plaintiff has appealed from that order. By decision and order dated January 17, 2002, the Supreme Court, Albany County, granted summary judgment dismissing certain affirmative defenses and declaring the actions of the Legislature in enacting the budget bills as modified or proposed by the Legislature other than the Legislative and Judiciary budget bills an unconstitutional violation of article VII of the State Constitution and denied defendants cross-motions for summary judgment. Defendants appealed from the January 17, 2002 order to the Appellate Division, Third Department. By opinion and order dated April 22, 2004, the Appellate Division, Third Department, affirmed the decision and order of the Supreme Court, Albany County. Defendants appealed from this opinion and order to the Court of Appeals. By decision dated December 16, 2004, the Court of Appeals affirmed the opinion and order of the Appellate Division, Third Department.



REAL PROPERTY CLAIMS



On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the Federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.



On December 7, 2004, settlement agreements were signed between the State, the Oneidas of Wisconsin and the Stockbridge-Munsee Tribe, which would in part require the passage of State and Federal legislation to become effective. Such legislation must be enacted by September 1, 2005 unless the parties agree to an extension of time. The agreements contemplate the extinguishment of all Oneida and other Indian claims in the tract at issue in this litigation. Although the agreements provide for monetary payment, transfers of lands and other consideration to non-signatory tribal plaintiffs, these agreements have not been signed by the United States, the Oneidas of New York, the Oneida of the Thames Band or the New York Brothertown. In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants' answers. By decision dated October 20, 2003, the District Court denied the States motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On November 29, 2004, the plaintiff tribal entities, with one exception, approved a settlement proposed by the State, which would require enactment of State and Federal legislation to become effective.



In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. Following argument of the appeal, the second Circuit requested that the parties brief the Court on the impact of any eventual decision by the United States Supreme Court in City of Sherrill v. Oneida Indian Nation of New York, et al., a case to which the State is not a named party, involving the issue of whether parcels of land recently acquired by the Oneida Indian Nation of New York within the 1788 reservation boundaries are subject to local property taxation. On October 1, 2004, the State filed an action in the District Court for the Northern District Court under the Federal Tort Claims Act, seeking contribution from the United States toward the $248 million judgment and post-judgment interest. The State and the United States have agreed to stay this litigation pending a decision in the Sherrill case.



Settlements were signed on by the Governor of the State with the Chief of the Seneca-Cayuga Tribe of Oklahoma on November 12, 2004 and with the Cayuga Indian Nation of New York on November 17, 2004 which would, in part, require enactment of State and Federal legislation to become effective. Such legislation must be enacted by September 1, 2005 unless the parties agree to an extension of time. These agreements provide for differential payments to be made to the plaintiff tribes, based upon the outcome of the appeal now pending in the Second Circuit.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or 'Six Nations Iroquois Confederacy,' and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The 'aboriginal territory' described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse.



The DOB notes that the complaint, which was filed on March 11, 2005, currently makes no claims for monetary damages although the plaintiff has the ability to later amend it to include monetary damages. DOB further notes that the Executive is evaluating the plaintiff's claims and has not determined what course of action it might take, and, as a result, there is no current timetable for attempting to resolve the claims.



LOCAL GOVERNMENT ASSISTANCE CORPORATION



In Local Government Assistance Corporation et al. v. Sales Tax Asset Receivable Corporation and The City of New York (Supreme Court, Albany County), the petitioners challenge, inter alia, the constitutionality of Public Authorities Law section 3238-a, which requires LGAC to annually transfer $170 million to The City of New York. Section 3238-a was enacted in 2003 as part of legislation (Part A4 of Chapter 62 and Part V of Chapter 63 of the Laws of 2003) authorizing the refinancing of debt incurred by the Municipal Assistance Corporation (the MAC Refinancing Act). By decision and order dated September 17, 2003, the court held that the MAC Refinancing Act was constitutional. Petitioners have appealed from the decision and order to the Appellate Division, Third Department. By decision and order entered August 27, 2003, the Appellate Division, Third Department granted a preliminary injunction restraining defendants, inter alia, from issuing any bonds pursuant to the MAC Refinancing Act pending appeal.



By memorandum and order entered March 4, 2004, the Appellate Division, Third Department, held that, to the extent that Public Authorities Law 'SS' 3240 exempted payments made pursuant to Public Authorities Law 3238-a from the necessity of annual legislative appropriations, it violated the provisions of article VII, section 11 of the New York State Constitution. The Appellate Division then severed the offending portion of section 3240 and upheld the constitutionality of the remainder of the MAC Refinancing Act. Both parties have appealed from the March 4, 2004 memorandum and order to the Court of Appeals.



By opinion dated May 13, 2004, the Court of Appeals modified the order of the Appellate Division, Third Department, by reinstating the September 17, 2003 order of the Supreme Court and, as so modified, affirmed.



TOBACCO MASTER SETTLEMENT AGREEMENT



In Freedom Holdings Inc. et al. v. Spitzer et al., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco Master Settlement Agreement ('MSA') that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an 'output cartel' in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants' motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion decided January 6, 2004, the United States Court of Appeals for the Second Circuit
(1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds. On September 14, 2004, the District Court denied all aspects of plaintiffs' motion for a preliminary injunction except that portion of the motion seeking to enjoin enforcement of Chapter 666 of the Laws of 2003, which limits the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs have appealed from the denial of the remainder of the motion to the United States Court of Appeals for the Second Circuit.



SCHOOL AID



In Campaign for Fiscal Equity, Inc. et al. v. State, et al. (Supreme Court, New York County), plaintiffs challenge the State's method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates article 11, section 1 of the State Constitution and Title VI of the Federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.



This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the Federal and State constitutions and Title VI of the Federal Civil Rights Act of 1964. It reversed dismissal of the claims under article 11, section 1 of the State Constitution and implementing regulations of Title VI, and remanded these claims for trial.



By decision dated January 9, 2001, following trial, the trial court held that the State's education funding mechanism does not provide New York City students with a 'sound basic education' as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court's decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division, First Department, reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.



By decision dated June 26, 2003, the Court of Appeals reversed that portion of the June 25, 2002 decision and order of the Appellate Division, First Department relating to the claims arising under the State Constitution. The Court held that the weight of the credible evidence supported the trial court's conclusion that New York City schoolchildren were not receiving the constitutionally mandated opportunity for a sound basic education and further held that the plaintiffs had established a causal link between the present education funding system and the failure to provide said sound basic education. The Court remitted the case to the trial court for further proceedings in accordance with its decision.



On August 3, 2004, the Supreme Court, New York County, referred this case to a panel of three referees. The panel is to make recommendations to the court as to how the State should fulfill the Court of Appeals mandate to provide New York City school children with a sound basic education. On November 30, 2004, the panel issued its report and recommendations. It recommended that the District Court direct the State to pay to New York City schools a total of $14.08 billion over the next four years in additional operations funding and $9.179 billion over the next five years for capital improvements.



MEDICAID



Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and Federal law.

In a related case, Charles T. Sitrin Health Care Center, Inc., et al. v. SONY, et al., plaintiffs seek a judgment declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, amendments to Public Health Law 'SS' 2907-d, enacted as part of Chapter 1 of the Laws of 2002, also known as the Health Care Workforce Recruitment & Retention Act of 2002, or 'HCRA 2002,' which impose a 6 percent assessment on nursing home gross receipts from patient care services and operating income. In a decision dated April 24, 2003, the Supreme Court, Oneida County, granted summary judgment to defendants dismissing this case. In light of the decision dismissing Sitrin, the plaintiffs in New York Association of Homes and Services for the Aging, Inc. v. Novello, et al., have discontinued the case.



In a decision dated June 3, 2003, involving seven consolidated cases (Matter of St. James Nursing Home v. DeBuono), the Supreme Court, Albany County, partially granted petitioners claims that the State violated the procedural requirements of the Boren Amendment and directed the State to recalculate the Medicaid rates associated with State Plan Amendment 95-23. The court dismissed petitioners' claims as to the Medicaid rates associated with State Plan Amendments 95-24 and 96-24. The parties appealed from this decision. In a decision and order dated November 18, 2004, the Appellate Division, Third Department, affirmed the judgment of the Supreme Court, Albany County.



                                 *  *  *  *  *



                            RATING AGENCIES' ACTIONS



S&P, Moody's and Fitch assigned bond ratings of AA, A1 and AA-, respectively, to the State's general obligation bonds as of April 2005. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market price of the State's general obligation bonds.



                           ADDITIONAL CONSIDERATIONS



New York Municipal Obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York State and New York City personal income taxes. Accordingly, the Funds may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers for such obligations.

                                   APPENDIX C
                             DESCRIPTION OF RATINGS

THE RATINGS OF MOODY'S INVESTORS SERVICE, INC., STANDARD & POOR'S RATINGS GROUP AND FITCH RATINGS REPRESENT THEIR OPINIONS AS TO THE QUALITY OF VARIOUS DEBT OBLIGATIONS. IT SHOULD BE EMPHASIZED, HOWEVER, THAT RATINGS ARE NOT ABSOLUTE STANDARDS OF QUALITY. CONSEQUENTLY, MUNICIPAL OBLIGATIONS WITH THE SAME MATURITY, COUPON AND RATING MAY HAVE DIFFERENT YIELDS WHILE MUNICIPAL OBLIGATIONS OF THE SAME MATURITY AND COUPON WITH DIFFERENT RATINGS MAY HAVE THE SAME YIELD. AS DESCRIBED BY THE RATING AGENCIES, RATINGS ARE GENERALLY GIVEN TO SECURITIES AT THE TIME OF ISSUANCES. WHILE THE RATING AGENCIES MAY FROM TIME TO TIME REVISE SUCH RATINGS, THEY UNDERTAKE NO OBLIGATION TO DO SO.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S LONG-TERM DEBT RATINGS:

Aaa -- Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa -- Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A -- Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa -- Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba -- Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B -- Obligations rated B are considered speculative and are subject to high credit risk.

Caa -- Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca -- Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C -- Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers '1', '2' and '3' in each generic rating classification from 'Aa' through 'Caa.' The modifier '1' indicates that the obligation ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S US MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ('MIG') and are divided into three levels -- 'MIG 1' through 'MIG 3.' In addition, those short-term obligations that are of speculative quality are designated 'SG,' or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 -- This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 -- This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 -- This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG 2 -- This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S DEMAND OBLIGATION RATINGS:

In the case of variable rate demand obligations ('VRDOs'), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ('demand feature'), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1 -- This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 -- This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 -- This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG -- This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S SHORT-TERM PRIME RATINGS:

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1 -- Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 -- Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 -- Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP -- Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S LONG-TERM ISSUE RATINGS:

Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

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AAA -- An obligation rated 'AAA' has the highest rating assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA -- An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

A -- An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C -- Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated `CC' is currently highly vulnerable to nonpayment.

C -- The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus ( - ): The 'AA' and 'CCC' ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Asterisk (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

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The `r' highlights derivative, hybrid, and certain other obligations that
Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S RATINGS OF NOTES:

A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

 -- Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

 -- Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 -- Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 -- Speculative capacity to pay principal and interest.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S SHORT-TERM ISSUE CREDIT
RATINGS:

A-1 -- An obligor rated 'A-1' has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is EXTREMELY STRONG.

A-2 -- An obligor rated 'A-2' has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 -- An obligor rated 'A-3' has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B -- An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

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

C -- A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

R -- An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD AND D -- An obligor rated `SD' (Selective Default) or `D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A `D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An `SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

NR -- An issuer designated 'N.R.' is not rated.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S DUAL RATINGS:

Standard & Poor's assigns 'dual' ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, Standard & Poor's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

DESCRIPTION OF FITCH RATINGS INTERNATIONAL LONG-TERM CREDIT RATINGS:

International Long-Term Credit Ratings are more commonly referred to as simply 'Long-Term Ratings.' The following scale applies to foreign currency and local currency ratings.

International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

INVESTMENT GRADE

AAA -- Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

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

AA -- Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A -- High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB -- Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB -- Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B -- Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C -- High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D -- Default. Entities rated in this category have defaulted on some or all of their obligations. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

'+' or ' - ' may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' category or to categories below `CCC'.

'NR' indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as 'Positive', indicating a potential upgrade, 'Negative', for a potential downgrade, or 'Evolving', if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as 'evolving'.

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

DESCRIPTION OF FITCH RATINGS INTERNATIONAL SHORT-TERM CREDIT RATINGS:

International Short-Term Credit Ratings are more commonly referred to as simply 'Short-Term Ratings.' The following scale applies to foreign currency and local currency ratings.

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

F1 -- Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added '+' to denote any exceptionally strong credit feature.

F2 -- Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 -- Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B -- Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C -- High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favourable business and economic environment.

D -- Default. Denotes actual or imminent payment default.

'+' may be appended to an `F1' rating class to denote relative status within the category.

`NR' indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as 'Positive', indicating a potential upgrade, 'Negative', for a potential downgrade, or 'Evolving', if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

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

                                   APPENDIX D
                      PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors of each Fund have delegated the authority to develop policies and procedures relating to proxy voting to Salomon Brothers Asset Management Inc (the 'Investment Manager'). The Investment Manager is part of Citigroup Asset Management ('CAM'), a group of investment adviser affiliates of Citigroup, Inc. ('Citigroup'). Along with the other investment advisers that comprise CAM, the Investment Manager has adopted a set of proxy voting policies and procedures (the 'Policies') to ensure that it votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Investment Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Investment Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Investment Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Investment Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, the Investment Manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Investment Manager's goal to vote proxies in the best interest of clients, the Investment Manager follows procedures designed to identify and address material conflicts that may arise between the Investment Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Investment Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Investment Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Investment Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Investment Manager in voting proxies. The Investment Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Investment Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Investment Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Investment Manager decides to vote a proxy, the Investment Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Investment Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Investment Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Investment Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Investment Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Investment Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Investment Manager's decision-making in voting proxies.

If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Investment Manager may vote proxies notwithstanding the existence of the conflict. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                                      D-2